Protective Variable Annuity Investors Series	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company (the "Contract"). The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans. Certain Contract features and/or certain investment options offered under the Contract may not be available through all broker-dealers. For further details, please contact us at 1-800-456-6330.

You generally may allocate your investment in the Contract among the Guaranteed Account (if it is available when you purchase your Contract) and the Sub-Accounts of the Protective Variable Annuity Separate Account. The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Value Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II

Invesco V.I. Comstock Fund, Series II

Invesco V.I. Equity and Income Fund, Series II

Invesco V.I. Global Real Estate Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II

Invesco V.I. Mid Cap Growth Fund, Series II

Invesco V.I. Small Cap Equity Fund, Series II

Clayton Street Trust

Protective Life Dynamic Allocation Series- Conservative Portfolio

Protective LIfe Dynamic Allocation Series- Growth Portfolio

Protective Life Dynamic Allocation Series- Moderate Portfolio

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, SC2

VIP Index 500 Portfolio, SC2

VIP Investment Grade Bond Portfolio, SC2

VIP Mid Cap Portfolio, SC2

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth VIP Fund, Class 2

Franklin Income VIP Fund, Class 2

Franklin Mutual Shares VIP Fund, Class 2

Franklin Rising Dividends VIP Fund, Class 2

Franklin Small-Mid Cap Growth VIP Fund, Class 2

Franklin Small Cap Value VIP Fund, Class 2

Franklin U.S. Government Securities VIP Fund, Class 2

Templeton Developing Markets VIP Fund, Class 2

Templeton Foreign VIP Fund, Class 2

Templeton Global Bond VIP Fund, Class 2

Templeton Growth VIP Fund, Class 2

Goldman Sachs Variable Insurance Trust

Global Trends Allocation Fund, Service Class

Growth Opportunities Fund, Service Class

Mid Cap Value Fund, Service Class

Strategic Growth Fund, Service Class

Strategic International Equity Fund, Service Class

Guggenheim Variable Fund

Guggenheim Floating Rate Strategies Series, (Series F)

Guggenheim Macro Opportunities Series, (Series M)

Guggenheim Multi-Hedge Strategies Fund

Guggenheim Global Managed Futures Strategy Fund

Guggenheim Long Short Equity Fund

Legg Mason Partners Variable Equity Trust

ClearBridge Variable Mid Cap Portfolio, Class II

ClearBridge Variable Small Cap Growth Portfolio, Class II

QS Dynamic Multi-Strategy VIT Fund, Class II

Lord Abbett Series Fund, Inc.

Fundamental Equity Portfolio, Value Class

Calibrated Dividend Growth Portfolio, Value Class

Bond-Debenture Portfolio, Value Class

Growth Opportunities Portfolio, Value Class

Classic Stock Portfolio, Value Class

Mid-Cap Stock Portfolio, Value Class

MFS® Variable Insurance Trust (1)

MFS® Growth Series, SS

MFS® Investors Trust Series, SS

MFS® New Discovery Series, SS

MFS® Research Series, SS

MFS® Total Return Bond Series, SS

MFS® Total Return Series, SS

MFS® Utilities Series, SS

MFS® Value Series, SS

MFS® Variable Insurance Trust II(1)

MFS® Emerging Markets Equity Portfolio, Service Class Shares

MFS® International Value Portfolio, Service Class Shares

MFS® Massachusetts Investors Growth Stock Portfolio, Service Class Shares(2)

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, SS

Global Fund/VA, SS

Main Street Fund/VA, SS

Government Money Fund/VA (formerly Money Fund/VA)

Global Strategic Income Fund/VA, SS

PIMCO Variable Insurance Trust

All Asset Portfolio, Advisor Class

Global Diversified Allocation Portfolio, Advisor Class

Long-Term US Government Portfolio, Advisor Class

Low Duration Portfolio, Advisor Class

Real Return Portfolio, Advisor Class

Short-Term Portfolio, Advisor Class

Total Return Portfolio, Advisor Class

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

Rydex Variable Trust

Rydex Nova Fund (3)

Rydex Inverse S&P 500 Strategy Fund (3)

Rydex Inverse Government Long Bond Strategy Fund (3)

Rydex Commodities Strategy Fund (3)

(1) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

(2) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

(3) The Sub-Account investing in this Rydex fund is no longer offered as an Investment Option under the Contract. Please see "The Funds."

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. You should keep a copy for future reference.

The Protective Variable Annuity Investors Series is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2016

PRO.PVAIS.05.16

TABLE OF CONTENTS

DEFINITIONS
FEES AND EXPENSES
SUMMARY
     The Contract
     Federal Tax Status
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
     Protective Life Insurance Company
     Protective Variable Annuity Separate Account
     Administration
     The Funds
     Selection of Funds
     Other Information about the Funds
     Certain Payments We Receive with Regard to the Funds
     Other Investors in the Funds
     Addition, Deletion or Substitution of Investments
DESCRIPTION OF THE CONTRACT
     The Contract
     Parties to the Contract
     Issuance of a Contract
     Purchase Payments
     Right to Cancel
     Allocation of Purchase Payments
     Variable Account Value
     Transfers
     Surrenders and Withdrawals
THE GUARANTEED ACCOUNT
DEATH BENEFIT
THE ALLOCATION ADJUSTMENT PROGRAM (PATENT PENDING)
SUSPENSION OR DELAY IN PAYMENTS
SUSPENSION OF CONTRACTS
CHARGES AND DEDUCTIONS
     Surrender Charge (Contingent Deferred Sales Charge)
     Mortality and Expense Risk Charge
     Administration Charge
     Death Benefit Fee
     Transfer Fee
     Contract Maintenance Fee
     Fund Expenses
     Premium Taxes
     Other Taxes
     Other Information
ANNUITY PAYMENTS
     Annuity Date
     Annuity Value
     Annuity Income Payments
     Annuity Options
     Minimum Amounts
     Death of Annuitant or Owner After Annuity Date
YIELDS AND TOTAL RETURNS
     Yields
     Total Returns
     Standardized Average Annual Total Returns
     Non-Standard Average Annual Total Returns
     Performance Comparisons
     Other Matters
FEDERAL TAX MATTERS
     Introduction
     The Company's Tax Status
TAXATION OF ANNUITIES IN GENERAL
     Tax Deferral During Accumulation Period
     Taxation of Withdrawals and Surrenders
     Taxation of Annuity Payments
     Taxation of Death Benefit Proceeds
     Assignments, Pledges, and Gratuitous Transfers
     Penalty Tax on Premature Distributions
     Aggregation of Contracts
     Exchanges of Annuity Contracts
     Medicare Hospital Insurance Tax on Certain Distributions
     Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons
QUALIFIED RETIREMENT PLANS
     Direct Rollovers
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
     Error in Age or Gender
     Incontestability
     Non-Participation
     Assignment or Transfer of a Contract
     Notice
     Modification
     Reports
     Settlement
     Receipt of Payment
     Protection of Proceeds
     Minimum Values
     Application of Law
     No Default
DISTRIBUTION OF THE CONTRACTS
     Distribution
     Selling Broker-Dealers
     Inquiries
CEFLI
LEGAL PROCEEDINGS
BUSINESS DISRUPTION AND CYBER-SECURITY RISKS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION
APPENDIX A: Return Of Purchase Payment Death Benefit Calculation Examples
APPENDIX B: Example Of Surrender Charge Calculation
APPENDIX C: Explanation Of The Variable Income Payment Calculation
APPENDIX D: Condensed Financial Information
APPENDIX E: Example Of Allocation Adjustment Program

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company":   refer to Protective Life Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit:   A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date.

Administrative Office:   Protective Life Insurance Company, P. O. Box 10648, Birmingham, Alabama 35202-0648 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuity Date:   The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option:   The payout option under which the Company makes annuity income payments.

Annuity Value:   The amount we apply to the Annuity Option you have selected.

Assumed Investment Return:   The assumed annual rate of return used to calculate the amount of the variable income payments.

Code:   The Internal Revenue Code of 1986, as amended.

Contract:   The Protective Variable Annuity Investors Series, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary:   The same month and day as the Issue Date in each subsequent year of the Contract.

Contract Value:   Before the Annuity Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year:   Any period of 12 months commencing with the Issue Date or any Contract Anniversary.

DCA:   Dollar cost averaging.

DCA Accounts:   A part of the Guaranteed Account, but separate from the Fixed Account. The DCA Accounts are designed to transfer amounts to the Sub-Accounts of the Variable Account systematically over a designated period.

Death Benefit:   The amount we pay to the beneficiary if an Owner dies before the Annuity Commencement Date.

Fixed Account:   A part of the Guaranteed Account, but separate from the DCA Accounts. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account.

Fund:   Any investment portfolio in which a corresponding Sub-Account invests.

Good Order ("good order"):   A request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the request or transaction in writing (or, when permitted, by telephone or Internet as described above) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. This information and documentation generally includes, to the extent applicable: the completed application or instruction form; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Investment Options affected by the requested transaction; the signatures of all Owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner's consents. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your registered representative before submitting the form or request.

Guaranteed Account::   The Fixed Account, the DCA Accounts and any other Investment Option we may offer with interest rate guarantees.

Investment Option:   Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Investment Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Issue Date:   The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Monthly Anniversary Date:   The same day each month as the Issue Date, or the last day of any month that does not have the same day as the Issue Date.

Owner:   The person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract.

Purchase Payment:   The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts:   Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Qualified Plans:   Retirement plans that receive favorable tax treatment under Sections 401, 408, 408A or 457 of the Code.

Sub-Account:   A separate division of the Variable Account.

Valuation Date:   Each day on which the New York Stock Exchange is open for business.

Valuation Period:   The period which begins at the close of regular trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) on any Valuation Date and ends at the close of regular trading on the next Valuation Date. A Valuation Period ends earlier if the New York Stock Exchange closes early on certain scheduled days (such as the Friday after Thanksgiving or Christmas Eve) or in case of an emergency.

Variable Account:   The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

Written Notice:   A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service. Please note that we use the term "written notice" in lower case to refer to a notice that we may send to you.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, take a withdrawal from or surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account. We may also deduct state premium taxes, if applicable.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as % of amount surrendered)(1)	7%
Transfer Fee(2)	$25
Premium Tax(3)	3.5%

(1) The surrender charge is based upon Purchase Payments as of the date each Purchase Payment is applied to the Contract, and decreases over time. The total of surrender charges assessed will not exceed 9% of aggregate Purchase Payments. The surrender charge declines over time. (See "Determining the Surrender Charge.")

(2) Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. We will give written notice thirty (30) days before we impose a transfer fee. (See "CHARGES AND DEDUCTIONS, Transfer Fee.")

(3) Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a surrender or withdrawal, death or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC FEES AND CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee(1)	$35

Variable Account Annual Expenses

(as a percentage of average Variable Account value)

Mortality and Expense Risk Charge	0.90%
Administration Charge	0.10%
Total Variable Account Annual Expenses (without the death benefit fee)	1.00%

Optional Benefit Charges

Return of Purchase Payments Death Benefit Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Date, beginning on the 1st Monthly Anniversary Date)(2)	0.20%

(1) We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $100,000 or more (See "CHARGES AND DEDUCTIONS.")

(2) There are two death benefits available under the Contract: (1) Contract Value Death Benefit; and (2) the Return of Purchase Payments Death Benefit. There is no death benefit fee for the Contract Value Death Benefit. For more information on these death benefit values and fees, and how they are calculated, please see the "DEATH BENEFIT" and "CHARGES AND DEDUCTIONS, Death Benefit Fee" sections of this prospectus. The Return of Purchase Payments Death Benefit may not be available through your broker-dealer.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. The expenses shown are based on expenses incurred for the year ended December 31, 2015. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses(*)	0.35%	-	1.68%
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

(*) The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The example shows the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account Charges, and both maximum and minimum total Annual Fund Operating Expenses. The example also assumes that the Return of Purchase Payments Death Benefit is in effect, and that all Contract Value is allocated to the Variable Account. The example does not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The example assumes that you invest $10,000 in the Contract for the periods indicated. The example also assumes that your investment has a 5% return each year.

  If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$961	$1,545	$2,045	$3,438
Minimum Fund Expense	$841	$1,181	$1,427	$2,154

    If you annuitize(*) or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expense	$320	$976	$1,652	$3,438
Minimum Fund Expense	$192	$590	$1,008	$2,154

    (*) You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Date, Changing the Annuity Date." The death benefit fee does not apply after the Annuity Date.

    Please remember that the example is an illustration and does not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the example.

    SUMMARY

    The Contract

    What is the Protective Variable Annuity Investors Series Contract?

    The Protective Variable Annuity Investors Series Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract.")

    What are the Company's obligations under the Contract?

    The benefits under the Contract are paid by us from our general account assets and/or your Contract Value held in the Variable Account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts of the Variable Account, which is not part of our general account. Our general account assets support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Variable Account value (such as those associated with the Return of Purchase Payments Death Benefit), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability.

    It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    How may I purchase a Contract?

    Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "DISTRIBUTION OF THE CONTRACTS.")

    Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

    What are the Purchase Payments?

    The minimum amount that Protective Life will accept as an initial Purchase Payment is $5,000. Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made by electronic funds transfer. The maximum aggregate Purchase Payment(s) we will accept without prior Administrative Office approval is $1,000,000. We may impose conditions for our acceptance of aggregate Purchase Payments greater than $1,000,000, such as limiting the death benefit options that are available under your Contract. We reserve the right not to accept any Purchase Payment or to limit the amounts, frequency or sources of subsequent Purchase Payments into all or certain classes of Contracts following Written Notice to Contract Owners. (See "Purchase Payments.")

    Can I cancel the Contract?

    You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

    Can I transfer amounts in the Contract?

    Before the Annuity Date, you may transfer amounts among the Investment Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Account.

    No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year.

    After the Annuity Date, if you have selected variable income payments, you may transfer amounts among the Sub- Accounts, but no more frequently than once per month, and you may not transfer within the Guaranteed Account or between a Sub-Account and the Guaranteed Account.

    We reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year; we may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. (See "Transfers.")

    For more information about transfers, how to request transfers and limitations on transfers, see "Transfers — Limitations on Transfers."

    Can I surrender the Contract?

    Upon Written Notice before the Annuity Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Withdrawals.") Surrenders may have federal and state income tax consequences, as well as a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59-1/2, and surrender charges may apply. (See "CHARGES AND DEDUCTIONS, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")

    Can I withdraw my money from the Contract?

    Any time before the Annuity Date, you may request by Written Notice a withdrawal from your Contract provided the Contract Value remaining after the withdrawal is at least $5,000. Under certain conditions we may also accept withdrawals requested by facsimile and telephone. You also may elect to participate in our automatic withdrawal plan, which allows you to pre-authorize periodic withdrawals prior to the Annuity Date. (See "Surrenders and Withdrawals.") Withdrawals may be available under certain Annuity Options. (See "Annuity Payments — Annuity Options.") Withdrawals reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59-1/2. (See "Charges and Deductions, Surrender Charge" and "Taxation of Withdrawals and Surrenders.")

    Is there a death benefit?

    If any Owner dies before the Annuity Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death at our Administrative Office. (See "DEATH BENEFIT.")

    The Contract Value Death Benefit is included with your Contract at no additional charge. You may select the Return of Purchase Payments Death Benefit for an additional fee. You must select your death benefit at the time you apply for your Contract, and your selection may not be changed after the Contract is issued. See "CHARGES AND DEDUCTIONS, Death Benefit Fee."

    The Return of Purchase Payments Death Benefit may not be available through your broker-dealer.

    What is the Allocation Adjustment Program (patent pending)?

    Under the Allocation Adjustment Program, we will monitor the performance of each Sub-Account in which you invest (other than certain unmonitored Sub-Accounts). If, on any Monthly Anniversary Date, the Accumulation Unit value of a Sub-Account is the same as or drops below a specified level, the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund/VA Sub-Account. The Sub-Account will remain restricted until the Sub-Account's Accumulation Unit value is greater than the specified level on a future Monthly Anniversary Date. By participating in this risk-mitigating program, you may be less susceptible to the impact of volatile market fluctuations in the value of Sub-Account Accumulation Units. However, we make no guarantee that this program will protect against loss. Also, this program may limit increases in your Contract Value during periods of growth in the market.

    The Allocation Adjustment Program is optional and is available at no additional charge. You must elect whether you will or will not participate in the Allocation Adjustment Program when you purchase the Contract. If you do not indicate your election on your application, we will treat the application as incomplete. If you elect not to enroll in the Allocation Adjustment Program on the Issue Date, you may enroll in the Program at any time prior to the Annuity Date by sending us Written Notice. If you are enrolled in the Allocation Adjustment Program, you may subsequently suspend your participation in the Program. For more information on the Allocation Adjustment Program, please see "THE ALLOCATION ADJUSTMENT PROGRAM."

    What charges do I pay under the Contract?

    We assess a surrender charge if you withdraw or surrender your Purchase Payments from the Contract, depending on how long those payments were invested in the Contract. We may waive the surrender charge under certain circumstances. We apply a charge to the daily net asset value of the Variable Account that consists of a mortality and expense risk charge and an administration charge. We do not currently impose a transfer fee, but we reserve the right to charge a $25 fee for the 13th and each additional transfer during any Contract Year. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. We also deduct a contract maintenance fee from your Contract Value on each Contract Anniversary prior to the Annuity Date and on any other day that you surrender your Contract. We may waive the contract maintenance fee under certain circumstances. We also deduct from your Contract Value charges for any optional benefits and riders applicable to your Contract, such as the Return of Purchase Payments Death Benefit.

    We will deduct any applicable state premium tax from Purchase Payments or Contract Value if premium taxes apply to your Contract. The Funds' investment management fees and other operating expenses are more fully described in the prospectuses for the Funds.

    (See the "FEES AND EXPENSES" tables preceding this Summary and the "CHARGES AND DEDUCTIONS" section later in this prospectus.)

    What Annuity Options are available?

    Currently, we apply the Annuity Value to an Annuity Option on the Annuity Date, unless you choose to receive that amount in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "ANNUITY PAYMENTS".)

    Is the Contract available for qualified retirement plans?

    You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "DESCRIPTION OF THE CONTRACT, The Contract," and "FEDERAL TAX MATTERS, Qualified Retirement Plans.")

    Where may I find financial information about the Sub-Accounts?

    You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.

    Other contracts

    We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our Administrative Office in writing or by telephone.

    Federal Tax Status

    Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a surrender or withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply to distributions from non-Qualified as well as Qualified Contracts. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "FEDERAL TAX MATTERS.")

    THE COMPANY, VARIABLE ACCOUNT AND FUNDS

    Protective Life Insurance Company

    The Contracts are issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2015, Protective Life had total assets of approximately $68.0 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of The Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi's stock is traded on the Tokyo Stock Exchange. As of December 31, 2015, PLC had total assets of approximately $68.5 billion.

    The assets of Protective Life's general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Variable Account value (such as those associated with the Return of Purchase Payments Death Benefit), are paid from Protective Life's general account, any amounts that Protective Life may pay under the Contract in excess of Variable Account value are subject to its financial strength and claims-paying ability. It is important to note that there is no guarantee that Protective Life will always be able to meet its claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Protective Life's financial strength and claims paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    Protective Variable Annuity Separate Account

    The Protective Variable Annuity Separate Account is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and meets the definition of a separate account under federal securities laws.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

    Administration

    Protective Life Insurance Company performs the Contract administration at its Administrative Office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

    The Funds

    The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Fidelity® Variable Insurance Products managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc., or Fidelity Investments Money Management, Inc.; Clayton Street Trust managed by Janus Capital Management LLC; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance Trust managed by MFS® Investment Management; MFS® Variable Insurance Trust II (the "MFS II Funds") managed by MFS® Investment Management; Lord Abbett Series Fund, Inc., managed by Lord, Abbett & Co. LLC; Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; Guggenheim Variable Fund and Rydex Variable Trust managed by Guggenheim Investments; and Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth VIP Fund, Franklin Income VIP Fund, Franklin Small-Mid Cap Growth VIP Fund, Franklin U.S. Government Securities VIP Fund and the Templeton Global Bond VIP Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends VIP Fund and the Franklin Small Cap Value VIP Fund. Franklin Mutual Advisers, LLC is the investment adviser for the Franklin Mutual Shares VIP Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign VIP Fund. Templeton Global Advisors Limited is investment adviser for Templeton Growth VIP Fund. Templeton Asset Management Ltd. is the investment adviser for the Templeton Developing Markets VIP Fund. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco V.I. Balanced Risk Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these funds are offered only to:

      the Variable Account;
      other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;
      separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and
      certain qualified retirement plans.

    Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    Certain Funds employ investment strategies designed to manage exposure to volatility in the equity markets. Allocating Purchase Payments and Contract Value to a Sub-Account investing in one of these Funds may have the effect of mitigating declines in your Contract Value in the event of a significant decline in equity market valuations; however, the strategies followed by the Funds, if successful, will also generally result in your Contract Value increasing to a lesser degree than the equity markets, or decreasing, when the values of equity investments are stable or rising. As a result, you may not benefit from some or all of the increases in equity market values under your Contract and could also result in a decrease in your Contract Value. In addition, there is no guarantee that the Funds' strategies will have their intended effect, or that they will work as effectively as is intended.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

    AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

    Invesco V.I. American Value Fund, Series II Shares

    This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

    Invesco V.I. Balanced Risk Allocation Fund, Series II Shares

    The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

    Invesco V.I. Comstock Fund, Series II Shares

    This Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

    Invesco V.I. Equity and Income Fund, Series II Shares

    This Fund's investment objectives are both capital appreciation and current income.

    Invesco V.I. Growth and Income Fund, Series II Shares

    This Fund's investment objective is to seek long-term growth of capital and income.

    Invesco V.I. Mid Cap Growth Fund, Series II Shares

    This Fund's investment objective is to seek capital growth.

    Invesco V.I. Government Securities Fund, Series II Shares

    The Fund's investment objective is total return, comprised of current income and capital appreciation.

    Invesco V.I. Global Real Estate Fund, Series II Shares

    This Fund's investment objective is total return through growth of capital and current income.

    Invesco V.I. International Growth Fund, Series II Shares

    This Fund's investment objective is long-term growth of capital.

    Invesco V.I. Small Cap Equity Fund, Series II Shares

    The Fund's investment objective is long-term growth of capital.

    Clayton Street Trust

    Protective Life Dynamic Allocation Series- Conservative Portfolio

    This Fund seeks total return through income and growth of capital, balanced by capital preservation.

    Protective LIfe Dynamic Allocation Series- Growth Portfolio

    This Fund seeks total return through growth of capital, balanced by capital preservation.

    Protective Life Dynamic Allocation Series- Moderate Portfolio

    This Fund seeks total return through growth of capital and income, balanced by capital preservation.

    Fidelity® Variable Insurance Products

    VIP Contrafund® Portfolio, Service Class 2

    This Fund seeks long-term capital appreciation.

    VIP Index 500 Portfolio, Service Class 2

    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

    VIP Investment Grade Bond Portfolio, Service Class 2

    This Fund seeks as high a level of current income as is consistent with the preservation of capital.

    VIP Mid Cap Portfolio, Service Class 2

    This Fund seeks long-term growth of capital.

    Franklin Templeton Variable Insurance Products Trust

    Franklin Flex Cap Growth VIP Fund, Class 2

    This Fund seeks capital appreciation. Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.

    Franklin Income VIP Fund, Class 2

    This Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

    Franklin Rising Dividends VIP Fund, Class 2

    This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of financially sound companies that have paid rising dividends.

    Franklin Small Cap Value VIP Fund, Class 2

    This Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies.

    Franklin Small-Mid Cap Growth VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies.

    Franklin U.S. Government Securities VIP Fund, Class 2

    This Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

    Franklin Mutual Shares VIP Fund, Class 2

    This Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

    Templeton Foreign VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

    Templeton Developing Markets VIP Fund, Class 2

    This Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging markets investments.

    Templeton Global Bond VIP Fund, Class 2

    This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, this Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

    Templeton Growth VIP Fund, Class 2

    This Fund seeks long-term capital growth. Under normal market conditions, the Fund invests predominantly in equity securities of companies located anywhere in the world, including developing markets.

    Goldman Sachs Variable Insurance Trust

    Strategic Growth Fund, Service Class

    This Fund seeks long-term growth of capital.

    Global Trends Allocation Fund, Service Class

    This Fund seeks total return while seeking to provide volatility management.

    Growth Opportunities Fund, Service Class

    This Fund seeks long-term growth of capital.

    Mid Cap Value Fund, Service Class

    This Fund seeks long-term capital appreciation.

    Strategic International Equity Fund, Service Class

    This Fund seeks long-term growth of capital.

    Guggenheim Variable Fund

    Guggenheim Floating Rate Strategies Series, (Series F)

    This Fund seeks a high level of current income while maximizing total return.

    Guggenheim Macro Opportunities Series, (Series M)

    This Fund seeks total return, comprised of current income and capital appreciation.

    Guggenheim Multi-Hedge Strategies Fund

    This Fund seeks long-term capital appreciation with less risk than traditional equity funds.

    Guggenheim Global Managed Futures Strategy Fund

    This Fund seeks to generate positive total return over time.

    Guggenheim Long Short Equity Fund

    This Fund seeks long-term capital appreciation.

    Legg Mason Partners Variable Equity Trust

    ClearBridge Variable Mid Cap Portfolio, Class II (formerly ClearBridge Variable Mid Cap Core Portfolio)

    This Fund seeks long-term growth of capital.

    ClearBridge Variable Small Cap Growth Portfolio, Class II

    This Fund seeks long-term growth of capital.

    QS Dynamic Multi-Strategy VIT Fund, Class II

    The fund seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. The fund will seek to reduce volatility as a secondary objective.

    Lord Abbett Series Fund, Inc.

    Fundamental Equity Portfolio, Value Class

    The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

    Calibrated Dividend Growth Portfolio, Value Class

    The Fund's investment objective is to seek current income and capital appreciation.

    Bond-Debenture Portfolio, Value Class

    The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

    Growth Opportunities Portfolio, Value Class

    The Fund's investment objective is capital appreciation.

    Classic Stock Portfolio, Value Class

    The Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

    Mid-Cap Stock Portfolio, Value Class

    The Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

    MFS® Variable Insurance Trust(1)

    MFS® Growth Series, Service Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® Investors Trust Series, Service Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® New Discovery Series, Service Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® Research Series, Service Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® Total Return Bond Series, Service Class Shares

    This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

    MFS® Total Return Series, Service Class Shares

    This Fund's investment objective is to seek total return.

    MFS® Utilities Series, Service Class Shares

    This Fund's investment objective is to seek total return.

    MFS® Value Series, Service Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® Variable Insurance Trust II(1)

    MFS® Emerging Markets Equity Portfolio, Service Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® International Value Portfolio, Service Class Shares

    This Fund's investment objective is to seek capital appreciation.

    MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class Shares(2)

    This Fund's investment objective is to seek capital appreciation.

    Oppenheimer Variable Account Funds

    Capital Appreciation Fund/VA, Service Shares

    This Fund seeks capital appreciation.

    Global Fund/VA, Service Shares

    This Fund seeks capital appreciation.

    Main Street Fund/VA, Service Shares

    This Fund seeks capital appreciation.

    Government Money Fund/VA (formerly Money Fund/VA)

    This Fund seeks income consistent with stability of principal. You could lose money by investing in the Government Money Fund/VA. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield in the Sub-Account that invests in this Fund could be negative.

    Global Strategic Income Fund/VA, Service Shares

    This Fund seeks total return.

    PIMCO Variable Insurance Trust

    All Asset Portfolio, Advisor Class

    This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

    Global Diversified Allocation Portfolio, Advisor Class

    The Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.

    Long-Term US Government Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, future contracts, or swap agreements.

    Low Duration Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The average portfolio duration of this Portfolio normally varies from one to three years based on Pacific Investment Management Company LLC's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates.

    Real Return Portfolio, Advisor Class

    This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, future contracts or swap agreements.

    Short-Term Portfolio, Advisor Class

    This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

    Total Return Portfolio, Advisor Class

    This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

    Royce Capital Fund

    Micro-Cap Fund, Service Class

    This Fund seeks long-term growth of capital and invests primarily in equity securities of micro-cap companies, those with market capitalizations of up to $1 billion.

    Small-Cap Fund, Service Class

    This Fund seeks long-term growth of capital and invests primarily in equity securities of small-cap companies, those with market capitalizations of up to $3 billion.

    Rydex Variable Trust

    Rydex Nova Fund(3)

    This Fund seeks to provide investment results that match the daily performance, before fees and expenses, of the Fund's current benchmark, which is 150% of the performance of the S&P 500® Index.

    Rydex Inverse S&P 500 Strategy Fund(3)

    This Fund seeks to provide investment results that match the daily performance, before fees and expenses, of the Fund's current benchmark, which is the inverse (opposite) of the performance of the S&P 500® Index.

    Rydex Inverse Government Long Bond Strategy Fund(3)

    This Fund seeks to provide investment results that correspond, to the daily performance, before fees and expenses, to the Fund's current benchmark, which is the inverse (opposite) performance of the Long Treasury Bond.

    Rydex Commodities Strategy Fund(3)

    This Fund seeks to provide investment results that correspond, to the daily performance, before fees and expenses, to the Fund's current benchmark, which is the S&P GSCITM Commodity Index.

    (1) Effective February 2, 2015, Sub-Accounts investing in Funds of the MFS Variable Insurance Trust and the MFS Variable Insurance Trust II were closed to new investment. If you did not have Contract Value in, or allocation instructions including such a Sub-Account on that date, you may not allocate Purchase Payments or Contract Value to that Sub-Account. If you had Contract Value in, or allocation instructions that included such a Sub-Account on February 2, 2015, you may continue to allocate Purchase Payments and transfer Contract Value to that Sub-Account, but if you change your allocation instructions to terminate your investment in the Sub-Account, you may not allocate Purchase Payments and transfer Contract Value to the Sub-Account in the future.

    (2) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

    (3) Effective May 1, 2014, the Sub-Account investing in this Rydex Fund is only available to Owners invested in that Sub-Account as of that date. Unless you had Contract Value in this Sub-Account as of April 30, 2014, this Sub-Account is no longer available for the allocation of Purchase Payments or transfer of Contract Value. Transfers of Contract Value include transfers made pursuant to the dollar-cost averaging program, but do not include transfers made pursuant to allocation adjustment or portfolio rebalancing programs. If you had Contract Value in this Sub-Account on April 30, 2014, your Contract Value will remain invested in the Sub-Account and you may continue to allocate Purchase Payments and transfer Contract Value to the Sub-Account, but if you submit new allocation instructions to our Administrative Office where your Contract Value will no longer be invested in this Sub-Account, you will no longer be permitted to allocate Purchase Payments and transfer Contract Value to the Sub-Account. If we receive an application for a Contract with an allocation to the Sub-Account investing in this Rydex fund, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Days after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided. If we receive a Purchase Payment for an existing Contract with an allocation to the Sub-Account investing in this Rydex fund, (other than from an Owner currently invested in the Sub-Account), we will return the applicable portion of the payment to you. If you are not currently invested in the Sub-Account investing in this Rydex fund and you request a transfer of Contract Value to that Sub-Account, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

    There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

    Volatility Management Strategies. Certain Funds utilize volatility management strategies as part of their investment objectives and/or principal investment strategies. Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, the volatility management strategy, however, could result in your Contract Value rising less than would have been the case had you been invested in a Fund that does not utilize a volatility management strategy. Conversely, investing in a Fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the Fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your Contract Value may decline less than would have been the case had you not been invested in a Fund that features a volatility management strategy. Please see the Funds’ prospectuses for information about volatility management strategies.

    Selection of Funds

    We select the Funds offered through the Contracts based on several criteria, including the following:

      asset class coverage,
      the strength of the investment adviser's (or sub-adviser's) reputation and tenure, brand recognition,
      performance,
      the capability and qualification of each investment firm, and whether our distributors are likely to recommend the Funds to Contract Owners.

    Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

    Asset Allocation Model Portfolios.  Four asset allocation models ("Model Portfolios") are available at no additional charge as Investment Options under your Contract.

    Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

    Pursuant to an agreement with Protective Life, Milliman, Inc., a diversified financial services firm and registered investment adviser under the Investment Advisers Act of 1940, as amended, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

    The selection of Investment Options in the Model Portfolios involves balancing a number of factors including, but not limited to, the investment objectives, policies and expenses of the Funds in each Model Portfolio, and the overall historical performance and volatility of the Funds. In addition, Protective Life considers the marketability of individual Funds and Fund families, as well as marketing support provided to Protective Life and the broker-dealers who sell the Contracts and administrative services and marketing support payments made by the Fund or its manager to Protective Life or Investment Distributors, Inc. ("IDI"). The receipt of greater administrative services or marketing support payments from certain Funds may present a conflict of interest for Protective Life.

    The available Model Portfolios may change from time to time. In addition, the target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts. We will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes, however. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to our Administrative Office in writing.

    The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

      Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.
      Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value, international equity and large cap growth.
      Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.
      Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

    Other Information about the Funds

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. If a participation agreement relating to a Fund terminates, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

    Certain Payments We Receive with Regard to the Funds

    We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. These payments are made for various purposes, including payment for services provided and expenses incurred by us (and our affiliates) in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

    12b-1 Fees.  We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

    Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%

Paid to us:
Clayton Street Trust	0.25%
Franklin Templeton Variable Insurance Protucts Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS® Variable Insurance Trust	0.25%
MFS® Variable Insurance Trust II	0.25%
PIMCO Variable Insurance Trust	0.25%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Oppenheimer Variable Account Funds	0.25%
Guggenheim Variable Fund	0.25%

    Payments From Advisers and/or Distributors.  As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds other than 12b-1 fees. These payments are not paid out of fund assets. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets other than 12b-1 fees. These payments are not paid out of Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

    Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

    For details about the compensation payments we make in connection with the sale of the Contracts, see "DISTRIBUTION OF THE CONTRACTS."

    Other Investors in the Funds

    Shares of Clayton Street Trust, Fidelity® Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Guggenheim Variable Fund, Rydex Variable Trust and Goldman Sachs Variable Insurance Trust, are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of Fidelity® Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS® Variable Insurance Trust, MFS® Variable Insurance Trust II, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Guggenheim Variable Fund, Rydex Variable Trust and Goldman Sachs Variable Insurance Trust, monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

    Addition, Deletion or Substitution of Investments

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new Funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities. Because the plan fiduciary retains the right to select the investments in an employee benefit plan, when the fiduciary receives notice of an addition, deletion, or substitution of an investment (for example, either through this prospectus or a supplement to the prospectus), a plan fiduciary should consider whether the Contract will remain a prudent investment for the plan. If a plan fiduciary wishes to reject the change after receiving notice, it can do so by surrendering the Contract.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

    If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires or permits.

    Description Of The Contract

    The following sections describe the Contracts currently being offered.

    The Contract

    The Protective Variable Annuity Investors Series Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life.

    Use of the Contract in Qualified Plans

    You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

    Parties to the Contract

    Owner

    The Owner is the person or persons who own the Contract and is entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. However, Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owners who are nonnatural persons, age restrictions apply to the Annuitant.

    The Owner of this Contract may be changed by Written Notice provided:

      each new Owner's 86th birthday is after the Issue Date; and
      each new Owner's 95th birthday is on or after the Annuity Date.

    For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "TAXATION OF ANNUITIES IN GENERAL.")

    Beneficiary

    The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

    Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

    Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

    If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Date, the Beneficiary will become the new Owner.

    Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

    Annuitant

    The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday. If the Annuitant is not an Owner and dies prior to the Annuity Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

    The Owner may change the Annuitant by Written Notice prior to the Annuity Date. However, if any Owner is not a natural person, then the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Date in effect when the change of Annuitant is requested.

    Payee

    The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

    Issuance of a Contract

    To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract for any reason permitted or required by law. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

    If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Investment Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Investment Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

    Purchase Payments

    We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Date then in effect. The minimum initial Purchase Payment is $5,000. The minimum subsequent Purchase Payment is $100, or $50 if made by electronic funds transfer. We may amend this minimum subsequent Purchase Payment amount at any time. Under certain circumstances, we may be required by law to reject a Purchase Payment.

    We reserve the right to limit, suspend, or reject any Purchase Payment at any time in our sole discretion, and/or limit the Investment Options to which Contract Owners may direct Purchase Payments, following Written Notice to Contract Owners. We may do so for all Contracts or only certain classes of Contracts. If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. These restrictions could prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer sponsored retirement plan or an IRA. Accordingly, you should consider whether the Contract is appropriate for you. (See "QUALIFIED RETIREMENT PLANS.") Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

    Purchase Payments are payable at our Administrative Office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. We will process Purchase Payments as of the end of the Valuation Period during which we receive your payment and a completed transaction service form at our Administrative Office at the Accumulation Unit Value next determined for the portion of the Purchase Payment allocated to the Sub-Account. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

    The maximum aggregate Purchase Payment(s) that can be made without prior Administrative Office approval is $1,000,000.

    We reserve the right to change the maximum aggregate Purchase Payment(s) that we will accept at any time, and to condition acceptance of Purchase Payments over any established maximum amount upon prior approval by our Administrative Office and to impose conditions upon the acceptance of aggregate Purchase Payments greater than the established maximum, such as limiting the death benefit options that are available under your Contract. We also reserve the right to limit, suspend, or reject any Purchase Payment at any time, and/or limit the Investment Options to which you may direct Purchase Payments. We may do so for all Contracts or only certain classes of Contracts. We will give Written Notice at least five (5) days before any changes to Purchase Payment limitations go into effect. If we exercise our right to suspend, reject, and/or place limitations on the acceptance and/or allocation of subsequent Purchase Payments, you may be unable to, or limited in your ability to, increase your Contract Value through subsequent Purchase Payments. This could also prevent you from making future contributions to a Qualified Contract, including periodic contributions to an employer-sponsored retirement plan. (See “Qualified Retirement Plans.”). Before you purchase this Contract and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject, or limit subsequent Purchase Payments at some point in the future. You should consult with your sales representative prior to purchase.

    Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Account. You may not elect the automatic purchase payment plan and the automatic withdrawal plan simultaneously. (See "Surrenders and Withdrawals".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan.

    We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

    Right to Cancel

    You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our Administrative Office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

    For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

    Allocation of Purchase Payments

    Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Investment Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

    Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

    If you elect to participate in the optional Allocation Adjustment program, you may not allocate Purchase Payments into restricted Sub-Accounts. If we receive instructions from you requesting an allocation to a restricted Sub-Account, we will allocate the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Oppenheimer Government Money Fund/VA Sub-Account. See "THE ALLOCATION ADJUSTMENT PROGRAM."

    Variable Account Value

    Sub-Account Value

    A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Issue Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Dates prior to the Annuity Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by withdrawals (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

    The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

    Determination of Accumulation Units

    Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Date as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

    Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

      surrenders and applicable surrender charges;
      withdrawals and applicable surrender charges;
      automatic withdrawals and applicable surrender charges;
      transfer from a Sub-Account and any applicable transfer fee;
      payment of a death benefit claim;
      application of the Contract Value to an Annuity Option; and
      deduction of the monthly death benefit fee and the annual contract maintenance fee.

    Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee and the annual contract maintenance fee are canceled without notice or instruction.

    Determination of Accumulation Unit Value

    The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor.

    Net Investment Factor

    The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

      is the result of:
        the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.
      is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.
      is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

    Transfers

    Before the Annuity Date, you may instruct us to transfer Contract Value between and among the Investment Options. When we receive your transfer instructions on a completed transaction service form at our Administrative Office, we will allocate the Contract Value you transfer at the next price determined for the Investment Options you indicate. Prices for the Investment Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received in "good order" at our Administrative Office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our Administrative Office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. A transaction request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "SUSPENSION OR DELAY IN PAYMENTS.") There are limitations on transfers, which are described below.

    After the Annuity Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or from a Sub-Account and Guaranteed Account.

    How to Request Transfers

    Before or after the Annuity Date, owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

    Reliability of Communications Systems

    The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

    Limitations on Transfers

    We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted y telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

    Minimum amounts.  You must transfer at least $100 each time you make a transfer. If the entire amount in the Investment Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Investment Option after a transfer, then we may transfer the entire amount out of that Investment Option instead of the requested amount.

    Number of transfers.  Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year and we also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See "CHARGES AND DEDUCTIONS, Transfer Fee.") We will not include transfers made pursuant to the dollar-cost averaging, allocation adjustment or portfolio rebalancing programs when counting frequent transfer activity or assessing a transfer fee.

    Limitations on transfers involving the Guaranteed Account.  No amounts may be transferred into a DCA Account. No amounts may be transferred to the Fixed Account within six months after any transfer from the Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

    Limitations on Transfers under the Optional Allocation Adjustment Program.  If you elect to participate in the optional Allocation Adjustment Program, you may transfer Contract Value among the Investment Options only by submitting a new Contract allocation instruction and you may not transfer Contract Value into restricted Sub-Accounts. If we receive instructions from you requesting a transfer of Contract Value to a restricted Sub-Account, we will transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Oppenheimer Government Money Fund/VA Sub-Account. See "THE ALLOCATION ADJUSTMENT PROGRAM."

    Limitations on frequent transfers, including "market timing" transfers.  Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Date or thereafter.

    When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

      Increased brokerage, trading and transaction costs;
      Disruption of planned investment strategies;
      Forced and unplanned liquidation and portfolio turnover;
      Lost opportunity costs; and
      Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

    In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account. We discourage frequent transfers of Contract Value between Sub-Accounts.

    We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the allocation adjustment, dollar-cost averaging or portfolio rebalancing programs when monitoring for frequent transfer activity.

    When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

    In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

    Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

    We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

    Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

    Dollar Cost Averaging

    Before the Annuity Date, you may instruct us by Written Notice to transfer automatically, on a monthly basis, amounts from a DCA Account or the Fixed Account to any Sub-Account of the Variable Account. This is known as the "dollar-cost averaging" ("DCA") method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

    Dollar cost averaging transfers are made monthly; you may choose to make the transfers on the 1st through the 28th day of each month. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

    There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the Sub-Accounts into which you may make DCA transfers or discontinue dollar cost averaging upon Written Notice to the Owner at any time for any reason.

    In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

    Transfers from the DCA Accounts.  If you allocate a Purchase Payment to one of the DCA Accounts, you must include instructions regarding the day of the month on which the transfers should be made, the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

    Currently, the maximum period for dollar cost averaging from the DCA Account 1 is six months and from the DCA Account 2 is twelve months. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Account. The periodic amount transferred from a DCA Account will be equal to the Purchase Payment allocated to the DCA Account divided by the number of dollar cost averaging transfers to be made.

    The interest rates on the DCA Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Account for the full period. Interest credited will be transferred from the DCA Account after the last dollar cost averaging transfer.

    We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time.

    Transfers from the Fixed Account.  You may also establish dollar-cost averaging transfers from the Fixed Account; the minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. If you wish to establish dollar-cost averaging transfers from the Fixed Account, you must include instructions regarding the day of the month on which the transfers should be made, the amount of the transfers (you must transfer the same amount each time), the period during which the dollar cost averaging transfers should occur, and the Sub-Accounts into which the transferred funds should be allocated.

    Dollar Cost Averaging Transfers under the Optional Allocation Adjustment Program.  If you elect to participate in the optional Allocation Adjustment Program, any automatic transfers from the DCA Account to the restricted Sub-Account will be redirected to the Oppenheimer Government Money Fund/VA Sub-Account. See "THE ALLOCATION ADJUSTMENT PROGRAM."

    Portfolio Rebalancing

    Before the Annuity Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

    You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

    There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner at any time for any reason.

    Portfolio Rebalancing under the Optional Allocation Adjustment Program. If you elect to participate in the optional Allocation Adjustment Program, we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Oppenheimer Money Fund/VA Sub-Account in place of the restricted Sub-Account. See "The Allocation Adjustment Program."

    Surrenders and Withdrawals

    At any time before the Annuity Date, you may request a surrender of or withdrawal from your Contract. Federal and state income taxes may apply to surrenders and withdrawals, and a 10% federal penalty tax may apply if the surrender or withdrawal occurs before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.") A surrender charge may also apply to surrenders and withdrawals. (See "CHARGES AND DEDUCTIONS".) A surrender value may be available under certain Annuity Options. (See "Annuitization.") In accordance with SEC regulations, surrenders and withdrawals are payable within 7 calendar days of our receiving your request in "good order" at our Administrative Office. (See "SUSPENSION OR DELAY IN PAYMENTS.") A transaction request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office.

    Surrenders

    At any time before the Annuity Date, you may request a surrender of your Contract for its surrender value either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a surrender by facsimile or change the requirements for your ability to request a surrender by facsimile for any Contract at any time without prior notice. We will pay you the surrender value in a lump sum.

    Withdrawals

    At any time before the Annuity Date, you may request a withdrawal of your Contract Value provided the Contract Value remaining after the withdrawal is at least $5,000. If you request a withdrawal that would reduce your Contract Value below $5,000, then we will consider your request to be not in good order and we will notify you that we will not process your request.

    You may request a withdrawal by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a withdrawal by telephone. Withdrawals requested by telephone or facsimile are subject to limitations. Currently we accept requests for withdrawals by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For withdrawals exceeding 25% of the Contract Value and/or $50,000 we will only accept withdrawal requests by Written Notice. We may eliminate your ability to make withdrawals by telephone or facsimile or change the requirements for your ability to make withdrawals by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

    You may specify the amount of the withdrawal to be made from any Investment Option. If you do not so specify, or if the amount in the designated Investment Option(s) is inadequate to comply with the request, the withdrawal will be made from each Investment Option based on the proportion that the value of each Investment Option bears to the total Contract Value.

    Signature Guarantees

    Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

    Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

    An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

    A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

    Surrender Value

    The surrender value of any surrender or withdrawal request is equal to the Contract Value surrendered or withdrawn minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your request in "good order" at our Administrative Office. A transaction request will be deemed in "good order" if the transaction service form is fully and accurately completed and signed by the Owner(s) and received by us at our Administrative Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any request received at our Administrative Office after the end of the Valuation Period on the next Valuation Date.

    The amount we will pay you if you request a withdrawal depends on whether you request a "gross" withdrawal or a "net" withdrawal. For a "gross" withdrawal, this amount is equal to the Contract Value withdrawn minus any applicable surrender charge and premium tax. For a "net" withdrawal, this amount is equal to the Contract Value withdrawn (we will deduct the surrender charge from your remaining Contract Value after we process the withdrawal). (See CHARGES AND DEDUCTIONS — Surrender Charge (Contingent Deferred Sales Charge))

    Cancellation of Accumulation Units

    Surrenders and withdrawals, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

    Surrender and Withdrawal Restrictions

    The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan.

    In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

    Automatic Withdrawals

    Currently, we offer an automatic withdrawal plan. This plan allows you to pre-authorize periodic withdrawals before the Annuity Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will be made by electronic fund transfer. To participate in the plan you must have:

      made an initial Purchase Payment of at least $5,000; or
      a Contract Value as of the previous Contract Anniversary of at least $5,000.

    The automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the withdrawal occurs before the Owner reaches age 59-1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Withdrawals and Surrenders".)

    When you elect the automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Automatic withdrawals will be taken pro-rata from the Investment Options in proportion to the value each Investment Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

    If any automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the automatic withdrawal plan will terminate. Once automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner, we will terminate the automatic withdrawal plan. The automatic withdrawal plan may be discontinued by the Owner by Written Notice at any time for any reason.

    There is no charge for the automatic withdrawal plan. We reserve the right to discontinue the automatic withdrawal plan upon Written Notice to you.

    The Guaranteed Account

    The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

    The Guaranteed Account consists of the Fixed Account and the DCA Accounts. We may not always offer the Fixed Account or the DCA Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Accounts are available in your Contract.

    From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates. Current interest rate for each account in the Guaranteed Account is available on our website (www.protective.com) or by calling toll-free 1-800-456-6330.

    Our General Account

    The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Accounts.

    The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Accounts, plus any guarantees under the Contract that exceed your Variable Account value (such as those associated with the Return of Purchase Payments Death Benefit), are paid from our general account, any amounts that we may pay under the Contract in excess of Variable Account value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

    We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by state regulators, and according to Generally Accepted Accounting Principles (GAAP).

    Our audited GAAP financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

    You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

    The Fixed Account

    You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Fixed Account to the Variable Account, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. (See "Transfers.")

    The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments and transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

    The DCA Accounts

    DCA Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Accounts. The maximum period for dollar cost averaging transfers from DCA Account 1 is six months and from DCA Account 2 is twelve months.

    The DCA Accounts are available only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Account when that DCA Account value is greater than $0, and all funds must be transferred from a DCA Account before allocating a Purchase Payment to that DCA Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Account.

    Guaranteed Account Value

    Any time prior to the Annuity Date, the Guaranteed Account value is equal to the sum of:

      Purchase Payments allocated to the Guaranteed Account; plus amounts transferred into the Guaranteed Account; plus
      interest credited to the Guaranteed Account; minus
      amounts transferred out of the Guaranteed Account including any transfer fee; minus the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

    For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

    Death Benefit

    If any Owner dies before the Annuity Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Date.

    We will determine the death benefit as of the end of the Valuation Period during which we receive at our Administrative Office due proof of death, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Date. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

    The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

    Please note that any death benefit payment we make in excess of the Variable Account value is subject to our financial strength and claims-paying ability.

    Payment of the Death Benefit

    The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

      the entire Contract Value must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or, the entire Contract Value must be distributed within 5 years of the Owner's death.

    If no option is elected, we will distribute the entire Contract Value within 5 years of the Owner's death.

    If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the death benefit, and the value of each Beneficiary's portion of the claim is established as of date we receive that Beneficiary's claim. Until the death benefit is fully distributed, however, the undistributed portion of the death benefit will remain invested in accordance with the Owner's allocation instructions. Accordingly, if we do not receive instructions in Good Order from the Beneficiary (or Beneficiaries) to make an immediate distribution or transfer all or part of the Beneficiary's portion of the death benefit to the Fixed Account, the value of the portion of the death benefit that remains invested in the Sub-Accounts will be subject the investment performance of the underlying Funds, and may increase or decrease in value.

    Continuation of the Contract by a Surviving Spouse

    In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner. This election is only available, however, if the deceased Owner's spouse's 86th birthday is after the Issue Date and 95th birthday is on or after the Annuity Date then in effect. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

    A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

    The Beneficiary of an annuity contract who is recognized as a spouse of a deceased Owner for federal tax purposes is treated more favorably than a Beneficiary who is not recognized as a spouse for federal tax purposes. Specifically, a Beneficiary who is recognized as a spouse of the deceased Owner for federal tax purposes may continue the Contract and become the new Owner as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner for federal tax purposes must surrender the Contract within 5 years of the Owner's death or take distributions from the Contract over the Beneficiary's life or life expectancy beginning within one year of the Owner's death.

    The Internal Revenue Service has ruled that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

    If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

    Selecting a Death Benefit

    We offer two different death benefits: (1) the Contract Value Death Benefit and (2) the Return of Purchase Payments Death Benefit. These death benefits are described more completely below. The Return of Purchase Payments Death Benefit may not be available through your broker-dealer.

    You must determine the type of death benefit you want when you apply for your Contract. You may not change your death benefit selection after your Contract is issued. The Contract Value Death Benefit is included with your Contract at no additional charge. You may select the optional Return of Purchase Payments Death Benefit for an additional fee.

    You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the two death benefits offered with the Contract, and if you select the Return of Purchase Payments Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.

    Contract Value Death Benefit

    The Contract Value Death Benefit will equal the Contract Value.

    Optional Return of Purchase Payments Death Benefit

    The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each withdrawal provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each withdrawal in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of the withdrawal in the same proportion that the amount withdrawn, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the withdrawal, the downward adjustment to the death benefit will be larger than the amount withdrawn. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

    It is possible that, at the time of an Owner's death, the Return of Purchase Payments Death Benefit will be no greater than the Contract Value Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Return of Purchase Payments Death Benefit before you decide whether the Return of Purchase Payments Death Benefit is right for you.

    Suspension of Return of Purchase Payments Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value, less any applicable premium tax, regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value less any applicable premium tax as of the end of the Valuation Period during which we receive due proof of death at our Administrative Office. This means if death occurs after the one-year period has ended, we will include Purchase Payments received and withdrawals made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

    Return of Purchase Payments Death Benefit Fee

    We assess a fee for the Return of Purchase Payments Death Benefit. If you select this death benefit, you must pay a fee based on the value of the death benefit on the day the fee is assessed. This fee is assessed on a monthly basis. (See "CHARGES AND DEDUCTIONS, Death Benefit Fee.") It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.")

    Escheatment of Death Benefit

    Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the contract's annuity commencement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. Once the death benefit has been paid or "escheated" to the state, however, your designated beneficiary may submit a claim to the state for payment of those funds. The state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

    The Allocation Adjustment Program (Patent Pending)

    Under the Allocation Adjustment Program, we will monitor the performance of each Sub-Account in which you invest other than the Unmonitored Sub-Accounts identified below. If, on any Monthly Anniversary Date, the Accumulation Unit value of a Sub-Account is the same as or drops below a specified level, the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Government Money Fund/VA Sub-Account. The Sub-Account will remain restricted until the Sub-Account's Accumulation Unit value is greater than the specified level on a future Monthly Anniversary Date. By participating in this risk-mitigating program, you may be less susceptible to the impact of volatile market fluctuations in the value of Sub-Account Accumulation Units. However, we make no guarantee that this program will protect against loss. Also, this program may limit increases in your Contract Value during periods of growth in the market.

    The Allocation Adjustment Program is optional and is available at no additional charge. You must elect whether you will or will not participate in the Allocation Adjustment Program when you purchase the Contract. If you do not indicate your election on your application, we will treat the application as incomplete. If you are enrolled in the Allocation Adjustment Program, you may subsequently suspend your participation in the Program.

    Calculating the Simple Moving Average (SMA)

    Under the Allocation Adjustment Program, we calculate a 12-month Simple Moving Average ("SMA") for each Sub-Account on each Monthly Anniversary Date. Each Sub-Account's SMA is the average Accumulation Unit value for that Sub-Account based on its Accumulation Unit value on the Monthly Anniversary Date and each of the last 11 Monthly Anniversary Dates.

      For example, assume a Sub-Account's Accumulation Unit values were $4.19, 3.81, 3.29, 2.98, 3.15, 3.33, 2.94, 3.73, 4.53, 5.35, 5.41, and 5.76 on each of the 12 most recent Monthly Anniversary Dates. Based on these Accumulation Unit values, its SMA on the most recent Monthly Anniversary Dates would be $4.04 (the sum of the 12 most recent Monthly Anniversary Dates' Accumulation Unit values divided by 12).

    If a Sub-Account has not been in existence for 12 months, we will calculate the SMA using the net asset value of the Fund in which the Sub-Account invests, adjusted for Contract charges and expenses, for each month no Accumulation Unit value is available.

    If any Monthly Anniversary Date is not a Valuation Date, we will effect the changes described herein as of the next Valuation Date.

    Restricting Access to a Sub-Account

    Once we calculate a Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA on that date, then we will consider the Sub-Account to be temporarily restricted. This means:

      On that Monthly Anniversary Date, we will transfer any Contract Value you have in the restricted Sub-Account to the Oppenheimer Government Money Fund/VA Sub-Account;
      You may not allocate Purchase Payments or transfer Contract Value into a restricted Sub-Account;
      If we receive instructions from you on or after that Monthly Anniversary Date requesting an allocation or transfer to the restricted Sub-Account, we will allocate or transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Oppenheimer Government Money Fund/VA Sub-Account;
      When effecting periodic portfolio rebalancing (if elected), we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Oppenheimer Government Money Fund/VA Sub-Account in place of the restricted Sub-Account; and
      Any automatic transfers from the DCA Account to the restricted Sub-Account will be redirected to the Oppenheimer Government Money Fund/VA Sub-Account.

    You may submit new allocation instructions to allocate additional Purchase Payments, rebalance your Contract Value, and apply automatic DCA transfers to any non-restricted Sub-Accounts.

    If you wish to transfer all or part of your Contract Value in the Oppenheimer Government Money Fund/VA Sub-Account to an unrestricted Sub-Account, you must submit new allocation instructions. If we receive a transfer request that does not include allocation instructions, then we will consider the request to not be in good order and we will not process the transfer. When we receive a transfer request in good order, we will effect a one-time reallocation of your Contract Value in accordance with these instructions (in other words, we will allocate your Contract Value among the Investment Options in the percentages you specify). To the extent your new allocation instructions include allocations to a restricted Sub-Account, that portion of your contract value will remain in the Oppenheimer Government Money Fund/VA Sub-Account until the Sub-Account is no longer restricted under the Allocation Adjustment Program. Following this reallocation, we will consider these instructions to be the Contract's allocation instructions, and use them when allocating additional Purchase Payments and rebalancing your Contract Value (if you have elected portfolio rebalancing), unless you submit new allocation instructions.

    Restoring Access to a Sub-Account

    We will no longer consider a Sub-Account to be restricted when, on a subsequent Monthly Anniversary Date, the Sub-Account's Accumulation Unit value is greater than its 12-month SMA. When that occurs, we will immediately transfer any Contract Value in the Oppenheimer Government Money Fund/VA Sub-Account attributable to the previously restricted Sub-Account back to the previously restricted Sub-Account based on your current allocation percentages. At this time you also may resume allocating Purchase Payments and transferring Contract Value into the previously restricted Sub-Account, and we will resume any automated transactions involving the previously restricted Sub-Account.

    Electing the Program

    You must elect whether you will or will not participate in the Allocation Adjustment Program when you purchase the Contract. If you do not indicate your election on your application, we will treat the application as incomplete. We will not issue your Contract unless we have this information (see "Issuance of a Contract"). If you elect not to participate in the Allocation Adjustment Program when you purchase your Contract, you may enroll in the Program at any time before the Annuity Date by sending us Written Notice. If you participate in the Allocation Adjustment Program, we will monitor the performance of all Sub-Accounts in which you invest, other than any Unmonitored Sub-Accounts.

    Your participation in the program will begin as of the end of the Valuation Period during which we receive your Written Notice to enroll in the program. If that day is a Monthly Anniversary Date, we will compare each Sub-Account's Accumulation Unit value as of that date to its 12-month SMA as of that date. If that day is not a Monthly Anniversary Date, we will compare each Sub-Account's Accumulation Unit value to its 12-month SMA as of the most recent prior Monthly Anniversary Date. If necessary, the 12-month SMA calculation will include months that occur prior to the Issue Date. If after making these comparisons we determine that a Sub-Account in which you are currently invested is restricted, we will take the actions described above, including transferring any Contract Value in that Sub-Account to the Oppenheimer Government Money Fund/VA Sub-Account.

    Note: Investing in Sub-Accounts that experience higher volatility, and therefore more volatile Accumulation Unit values, may increase the likelihood of those Sub-Accounts being restricted from investment. Therefore, the Allocation Adjustment Program may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if this program is consistent with your investment objectives.

    You should not view the Allocation Adjustment Program as a "market timing" or other type of investment program designed to enhance your earnings under the Contract. If we transfer Contract Value from one or more Sub-Accounts to the Oppenheimer Government Money Fund/VA Sub-Account during a market downturn, your Contract Value will not be available to participate in any upside potential if there is a subsequent recovery until the next Monthly Anniversary when the Accumulation Unit Value of the Sub-Account rises above the SMA. Please see Appendix E in this prospectus for an example of the Allocation Adjustment Program.

    We will not assess a transfer charge on transfers made pursuant to the Allocation Adjustment Program or count such transfers towards the 12 transfers allowed each Contract Year without charge. We will provide a written confirmation to you of any transfer or other allocation made pursuant to the Allocation Adjustment Program.

    We reserve the right to use a different mathematical model for Contracts we issue in the future. We reserve the right to terminate the Allocation Adjustment Program at any time in our sole discretion by prior Written Notice.

    Unmonitored Sub-Accounts

    We determine in our sole discretion whether we will monitor the performance of a Sub-Account under the Allocation Adjustment Program. We currently do not monitor the following Sub-Accounts:

Fidelity VIP Investment Grade Bond	PIMCO Long-Term US Government
Franklin US Government Securities VIP	PIMCO Low Duration
Guggenheim Floating Rate Strategies	PIMCO Real Return
Guggenheim Macro Opportunities	PIMCO Short-Term
Guggenheim Multi-Hedge Strategies	PIMCO Total Return
Guggenheim Global Managed Futures Strategy	PIMCO Global Diversified Allocation
Guggenheim US Long Short Equity	Invesco V.I. Balanced Risk Allocation
Legg Mason QS Dynamic Multi-Strategy VIT	Invesco V.I. Government Securities
Lord Abbett Bond-Debenture	Templeton Global Bond
MFS® Total Return Bond	Rydex Nova
Oppenheimer Government Money Fund/VA	Rydex Inverse S&P 500 Strategy
Oppenheimer Global Strategic Income	Rydex Inverse Government Long Bond Strategy
Goldman Sachs Global Trends Allocation	Rydex Commodities Strategy
Clayton Street Protective Life Dynamic Allocation Series- Conservative	Clayton Street Protective Life Dynamic Allocation Series- Growth
Clayton Street Protective Life Dynamic Allocation Series- Moderate

    We may change the list of Unmonitored Sub-Accounts at any time, in our sole discretion. We will provide you with Written Notice of any such changes.

    Suspending Participation in the Program

    You may instruct us by Written Notice to suspend your participation in the Allocation Adjustment Program at any time. We will end your participation in the program and remove any restrictions on Sub-Accounts as of the end of the Valuation Period during which we receive your Written Notice. You must provide Written Notice requesting the transfer of any Contract Value in the Oppenheimer Government Money Fund/VA Sub-Account to another Investment Option. If you do not provide us with such instructions, any Contract Value allocated to the Oppenheimer Government Money Fund/VA Sub-Account on the suspension date will remain there until you instruct us otherwise. You may later elect to begin participating in the Allocation Adjustment Program at any time prior to the Annuity Date if the program is available at that time. We reserve the right to limit the number of times you may begin participating in the Allocation Adjustment Program following suspension.

    Termination of the Program

    We will terminate your participation in the Allocation Adjustment Program and remove any restrictions on Sub-Accounts upon the earliest of:

      the Valuation Date the Contract is surrendered or terminated;
      the Annuity Date;
      the Valuation Date a rider that includes an allocation adjustment program is made a part of your Contract; or
      the Valuation Date we decide to no longer offer the Allocation Adjustment Program.

    Following termination of the Allocation Adjustment Program, you must provide Written Notice requesting the transfer of any Contract Value in the Oppenheimer Government Money Fund/VA Sub-Account to another Investment Option. If you do not provide us with such instructions, any Contract Value allocated to the Oppenheimer Government Money Fund/VA Sub-Account on the termination date will remain there until you instruct us otherwise.

    Suspension Or Delay In Payments

    Payments of a withdrawal or surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a withdrawal or surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

      when the New York Stock Exchange is closed;
      when trading on the New York Stock Exchange is restricted;
      when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account);
      when the SEC, by order, so permits for the protection of security holders; or
      your premium check has not cleared your bank.

    If, pursuant to SEC rules, the Oppenheimer Government Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal, surrender, or death benefit from the Oppenheimer Government Money Fund/VA Sub-Account until the Fund is liquidated.

    We may delay payment of a withdrawal or surrender from the Guaranteed Account for up to six months where permitted.

    Suspension Of Contracts

    If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

    Charges And Deductions

    Surrender Charge (Contingent Deferred Sales Charge)

    General

    We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "Annuitization, Annuity Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

    The surrender charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

    Free Withdrawal Amount

    Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59-1/2. (See "TAXATION OF ANNUITIES IN GENERAL, Taxation of Withdrawals and Surrenders.")

    Determining the Surrender Charge

    We calculate the surrender charge in the following manner:

      We deduct any available free withdrawal amount from the requested withdrawal amount;
      We allocate any withdrawal amount in excess of any free withdrawal amount to Purchase Payments (or portions of Purchase Payments) not previously assessed a surrender charge on a "first-in, first-out" (FIFO) basis; and
      If there is still a portion of the withdrawal amount that has not been allocated (which may occur if the amount withdrawn exceeds the free withdrawal amount plus Purchase Payments not previously assessed a surrender charge, for example, if there has been gain in the Contract Value since the previous Contract Anniversary), then we will allocate this remaining amount pro-rata to such Purchase Payments.

    The surrender charge is the total of each of these allocated amounts multiplied by its applicable surrender charge percentage, as shown below. If, at the time of withdrawal, all Purchase Payments have already been withdrawn from the Contract, then we will apply the surrender charge percentage associated with the most recent Purchase Payment we accepted to the amount withdrawn (in excess of any free withdrawal amount).

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

    Refer to Appendix B for an example of how the surrender charge is calculated.

    We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

    Deduction of the Surrender Charge on Withdrawals

    We will deduct the surrender charge associated with a withdrawal either from the amount withdrawn (a "gross" withdrawal) or from your remaining Contract Value (a "net" withdrawal), based on your instructions.

      In a "gross" withdrawal, you request a specific withdrawal amount, and we reduce that amount by the amount of the surrender charge. Therefore, you will receive less than the dollar amount of the withdrawal you requested.
      In a "net" withdrawal, you request a specific withdrawal amount, and we deduct the surrender charge from your remaining Contract Value by withdrawing the charge from the Investment Options in which you invest in the same proportion as the withdrawal upon which the charge is assessed. Therefore, we will deduct a larger amount from your Contract Value than the withdrawal amount you specified.

    If you choose to have us withhold for taxes, we will reduce the amount we pay you by the amount we withhold.

    If you do not indicate whether you would like a "gross" or a "net" withdrawal when you submit your withdrawal request, then we will process your withdrawal request as a gross withdrawal.

    Waiver of Surrender Charges

    We will waive any applicable surrender charge if, at any time after the first Contract Year:

      you are first diagnosed as having a terminal illness by a physician who is not related to you or the Annuitant; or, you enter, for a period of at least ninety (90) days, a facility which is both licensed by the state or operated pursuant to state law; and
        qualified as a skilled nursing home facility under Medicare or Medicaid.

    The term "terminal illness" means that you are diagnosed as having a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in your death in 12 months or less. A "physician" is a medical doctor licensed by a state's Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice at our expense.

    Once we have granted the waiver of surrender charges under the provision described above, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments. If any Owner is not an individual, the waiver of surrender charge provision described above will apply to the Annuitant. For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision described above. If the surrender charge is waived, payments will still be treated as withdrawals for tax purposes. (See "FEDERAL TAX MATTERS.")

    We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

    We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses, or where the sponsor of a Qualified Plan determines to surrender a Qualified Contract when there has been a modification to the Investment Options available under the Contract. We will determine the entitlement to such a reduction in surrender charge.

    We may also waive surrender charges on withdrawals taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "QUALIFIED RETIREMENT PLANS".) During any Contract Year, the total amount of such withdrawals will reduce the free withdrawal amount available on any subsequent withdrawal.

    We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer and (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased). In either case, no marketing expenses or sales commissions are associated with such Contracts.

    Mortality and Expense Risk Charge

    To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 0.90% of the average daily net assets of the Variable Account attributable to your Contract.

    The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

    Administration Charge

    We will deduct an administration charge equal, on an annual basis, to 0.10% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

    Death Benefit Fee

    If you select the Return of Purchase Payments Death Benefit, we assess a death benefit fee to compensate us for the cost of providing this death benefit. (There is no fee for the Contract Value Death Benefit.) We calculate the death benefit fee as of each Monthly Anniversary Date on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Date. We will deduct the death benefit fee pro-rata from the Investment Options (e.g., in the same proportion that each Investment Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Return of Purchase Payments Death Benefit. We deduct this fee whether or not the value of the death benefit is greater than the Contract Value on the Contract Anniversary the fee is deducted. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract. (See "FEDERAL TAX MATTERS.") We do not assess the death benefit fee after the Annuity Date.

    The fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Date. The value of your Return of Purchase Payments Death Benefit on any Monthly Anniversary Date is the greater of (1) your Contract Value or (2) your adjusted aggregate Purchase Payments, less an adjustment for each withdrawal, provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. (See "DEATH BENEFIT, Return of Purchase Payments Death Benefit" for a more complete description.) For example, if on a Monthly Anniversary Date your Contract Value equals $125,000 and your adjusted aggregate Purchase Payments equal $100,000, the fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $95,000 and your adjusted aggregate Purchase Payments equal $100,000, the fee we deduct on that day will be based on your adjusted aggregate Purchase Payments of $100,000.

    Transfer Fee

    Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year if Protective Life determines, in its sole discretion, that the number of transfers or the cost of processing such transfers is excessive. We will give written notice thirty (30) days before we impose a transfer fee or limit the number of transfers. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Investment Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

    Contract Maintenance Fee

    Prior to the Annuity Date, we deduct a contract maintenance fee of $35 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Investment Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges (if applicable) equals or exceeds $100,000 on the date we are to deduct the contract maintenance fee.

    Fund Expenses

    The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

    Premium Taxes

    Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a withdrawal or surrender, death or annuitization.

    Other Taxes

    Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

    Other Information

    We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "DISTRIBUTION OF THE CONTRACTS" for more information about payments we make to the broker-dealers.

    Annuity Payments

    Annuity Date

    On the Issue Date, the Annuity Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Date"). You may not choose an Annuity Date that is less than 3 years after the most recent Purchase Payment. Distributions from Qualified Contracts may be required before the Annuity Date.

    Changing the Annuity Date

    The Owner may change the Annuity Date by Written Notice. The new Annuity Date must be at least 30 days after the date we receive the written request and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Date that is less than 3 years after the most recent Purchase Payment. You also must elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

    Annuity Value

    The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

    PayStream Plus Annuitization Benefit

    (not available in New Hampshire or Utah)

    If your Annuity Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

    Annuity Income Payments

    On the Annuity Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

    Fixed Income Payments

    Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

    Variable Income Payments

    Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). "Commuted value" is the present value of the future variable income payments made over the selected certain period, discounted back at an Assumed Investment Return. Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

    A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "CHARGES AND DEDUCTIONS, Surrender Charge" section of this prospectus, but without regard to any free withdrawal amount that may have otherwise been available.

    Annuity Units

    On the Annuity Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Date. If the Annuity Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

    Determining the Amount of Variable Income Payments

    We will determine the amount of your variable income payment no earlier than five Valuation Dates before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

    We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

    The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

      is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;
      is the Annuity Unit value for the preceding Valuation Period; and
      is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

    The AIR is equal to 5%.

    If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

    Refer to Appendix C for an explanation of the variable income payment calculation.

    Exchange of Annuity Units

    After the Annuity Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

    Annuity Options

    You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Date. We will send you a notice in advance of your Annuity Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

    You may select from among the following Annuity Options:

    Option A — Payments For a Certain Period:

    We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

    Option B — Life Income With Or Without A Certain Period:

    Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made. This means the Payee will receive no annuity payments if the Annuitant(s) dies before the first scheduled payment, will receive only one payment if death occurs before the second scheduled payment, and so on.

    Additional Option:

    You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

    When selecting an Annuity Option, you should bear in mind that the amount of each payment for a certain period compared to the amount of each payment for life (either with or without a certain period) depends on the length of the certain period chosen and the life expectancy of the Annuitant(s). The longer the life expectancy, the lower the payments. Generally, the shorter the certain period chosen, the higher the payments. You also should consider that, assuming Annuitants with the same life expectancy, choosing Option B — Life Income Without a Certain Period will result in larger annuity payments than Option B — Life Income with a Certain Period (although the Payee will receive more payments under Option B — Life Income with a Certain Period if the Annuitant dies before the end of the certain period). You should consult your sales representative to discuss which Annuity Option would be most appropriate for your circumstances.

    At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Contract Value to an annuity option while maintaining the remaining Contract Value available for withdrawals or a surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

    Minimum Amounts

    If your Annuity Value is less than $2,000 on the Annuity Date, we reserve the right to pay the Annuity Value in one lump sum if, in our sole discretion we determine that a single payment is necessary to avoid excessive administration costs. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

    Death of Annuitant or Owner After Annuity Date

    In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

    Yields And Total Returns

    From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

    Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

    Yields

    The yield of the Oppenheimer Government Money Fund/VA Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The yield of a Sub-Account (except the Oppenheimer Government Money Fund/VA Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

    Information regarding the current yield of the Oppenheimer Government Money Fund/VA as well as the other Sub-Accounts can be found at https://apps.myprotective.com/vavulperformance/Views/default.aspx under the “Non-Standardized (less than 1 year)” tab.

    Total Returns

    The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

    Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

    Standardized Average Annual Total Returns

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

    When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

    Until a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Government Money Fund/VA Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

    Non-Standard Average Annual Total Returns

    In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

    Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

    Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

    Performance Comparisons

    Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

    Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

    Other Matters

    Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

    All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

    Federal Tax Matters

    Introduction

    The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

    The Company's Tax Status

    Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

    Taxation Of Annuities In General

    Tax Deferral During Accumulation Period

    Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

      the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;
      the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and
      the Owner is an individual (or an individual is treated as the Owner for tax purposes).

    Diversification Requirements

    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

    Ownership Treatment

    In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

    The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more Investment Options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

    Nonnatural Owner

    As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

    In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

      Contracts acquired by an estate of a decedent by reason of the death of the decedent;
      Certain Qualified Contracts;
      Contracts purchased by employers upon the termination of certain Qualified Plans;
      Certain Contracts used in connection with structured settlement agreements; and
      Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    Delayed Annuity Dates

    If the Contract's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

    The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

    Taxation of Withdrawals and Surrenders

    In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

    Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if you have a terminal illness or enter, for a period of at least 90 days, certain nursing home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes.

    Withdrawals and surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Withdrawals and surrenders may also be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

    As described elsewhere in this prospectus, the Company assesses a fee with respect to the Return of Purchase Payments death benefit. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a withdrawal from the Contract.

    Taxation of Annuity Payments

    Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

    Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

    There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.

    Annuity income payments may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

    Taxation of Death Benefit Proceeds

    Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

      if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or
      if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

    After the Annuity Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

      if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
      if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

    Proceeds payable on death may be subject to federal income tax withholding requirements. (See "FEDERAL INCOME TAX WITHHOLDING.")

    Assignments, Pledges, and Gratuitous Transfers

    Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal tax law.

    Penalty Tax on Premature Distributions

    Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract (e.g., withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

      received on or after the Owner reaches age 59-1/2;
      attributable to the Owner's becoming disabled (as defined in the tax law);
      made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);
      made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or
      made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

    Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

    Aggregation of Contracts

    In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or withdrawal or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

    Exchanges of Annuity Contracts

    We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

    If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax.

    You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

    Medicare Hospital Insurance Tax on Certain Distributions

    Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified annuities. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

    Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

    In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

    Qualified Retirement Plans

    The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

    The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

    In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (IRAs), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, the PayStream Plus annuitization benefit, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

    There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

      received on or after the date the Owner reaches age 59-1/2;
      received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or
      made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

    These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

    When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

    Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

    Individual Retirement Accounts and Annuities

    Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

    However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

    Roth IRAs

    Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

    A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59-1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

    IRA to IRA Rollovers and Transfers

    A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

    A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

    If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

    If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

    A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A “trustee-to-trustee” transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and “qualified rollover contributions” to Roth IRAs.

    Pension and Profit-Sharing Plans

    Section 401(a) of the Code permits employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

    Pension and profit sharing plans are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment of at least $5,000 in certain circumstances on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the Contract, e.g., that the Annual Contract Maintenance Fee is waived for Contract Values that are greater than $100,000, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

    Section 403(b) Annuity Contracts

    Protective Life does not issue Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs").

    Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations

    Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization under a Section 457 plan will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

    Direct Rollovers

    If your Contract is used in connection with a pension or profit-sharing plan qualified under Section 401(a) of the Code, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

    Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

    Federal Income Tax Withholding

    In General

    Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

    Nonresident Aliens and Foreign Corporations

    The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

    FATCA Withholding

    If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

    General Matters

    Error in Age or Gender

    When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

    If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

    Incontestability

    We will not contest the Contract.

    Non-Participation

    The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

    Assignment or Transfer of a Contract

    You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "TAXATION OF ANNUITIES IN GENERAL, Assignments, Pledges and Gratuitous Transfers.")

    Notice

    All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our Administrative Office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

    Modification

    No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

    Reports

    At least annually prior to the Annuity Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

    Settlement

    Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

    Receipt of Payment

    If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

    Protection of Proceeds

    To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

    Minimum Values

    The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

    Application of Law

    The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

    No Default

    The Contract will not be in default if subsequent Purchase Payments are not made.

    Distribution Of The Contracts

    Distribution

    We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

    IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

    We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

    We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2013	$118,126,390
December 31, 2014	$86,120,789
December 31, 2015	$99,348,859

    We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

    Selling Broker-Dealers

    We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

    Compensation Paid to All Selling Broker-Dealers.  We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

    The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

    Additional Compensation Paid to Selected Selling Broker-Dealers.  In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

    The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

    In 2015, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, UBS, ProEquities, Essex National Securities, Inc., AIG Advisor Group, LPL Financial, Raymond James, NFP Securities, Investment Professionals, Inc., CUSO Financial Services, Cetera Financial, TD Wealth Management, Community America, M&T Securities, Regions, Allstate and BBVA Compass Investment Solutions, Inc. in connection with the sale of our variable insurance products (including the Contracts). These payments ranged from $1,018 to $12,676,261.

    These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

    We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

    Arrangements with Affiliated Selling Broker-Dealer.  In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

    Inquiries

    You may make inquiries regarding a Contract by writing to Protective Life at its Administrative Office.

    CEFLI

    Protective Life Insurance Company is a member of The Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in its advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

    Legal Proceedings

    Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position. We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased insureds and contract owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on IDI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the contract.

    Business Disruption and Cyber-Security Risks

    We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

    Voting Rights

    In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

    The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

    The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

    It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

    Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

    Financial Statements

    The audited statement of assets and liabilities of the Protective Variable Annuity Separate Account as of December 31, 2015 and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2015 and 2014 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

    The audited consolidated balance sheets for Protective Life as of December 31, 2015 and 2014 and the related consolidated statements of income, share-owner's equity, and cash flows for the periods from January 1, 2015 to January 31, 2015 and February 1, 2015 to December 31, 2015 and for the two years in the period ended December 31, 2014 and the related financial statement schedules as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

    STATEMENT OF ADDITIONAL INFORMATION

    TABLE OF CONTENTS
Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

    Appendix A

    Return Of Purchase Payment Death Benefit Calculation Examples

    The purpose of the following example is to illustrate the Return of Purchase Payments Death Benefit. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example reflects the deduction of fees and charges. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

    Assumptions:

      Owner is 60 years old on the Issue Date (1/1/2014)
      Selected Return of Purchase Payments Death Benefit at the time of Contract purchase
      Owner passed away on 7/1/2019
Transaction Date	Transaction Type	Hypothetical Contract Value Before Transaction	Purchase Payments	Net Withdrawals	Hypothetical Contract Value	Adjusted Withdrawal Amount	Return of Purchase Payments Death Benefit
1/1/14	Contract Issue	N/A	100,000(A)	N/A	100,000	—	100,000
1/1/15	Anniversary	120,000(B)		—	120,000	—	120,000
1/1/16	Anniversary	130,000	—	—	130,000	—	130,000
4/1/16	Withdrawal	125,000	—	25,000(C)	100,000(D)	20,000(E)	100,000(F)
1/1/17	Anniversary	103,000	—	—	103,000	—	103,000
1/1/18	Anniversary	111,000	—	—	111,000	—	111,000
10/1/18	Purchase Payment	85,000	80,000(G)	—	165,000	—	165,000
11/30/18	Withdrawal	155,000	—	5,500(H)	149,500	5,678(I)	154,322(J)
3/31/19	Withdrawal	160,000	—	16,000(K)	144,000	15,432	144,000
7/1/19	Owner Death	135,000(L)	—	—	135,000		138,890(M)

    (A) Contract is issued with a Purchase Payment of $100,000.

    (B) This column shows the Contract Values before any of the noted transactions occur. In this case the Contract Value is $120,000.

    (C) A withdrawal of $25,000 (including applicable surrender charges) is made.

    (D) $150,000 = $175,000 – $25,000.

    (E) The "Adjusted Withdrawal Amount" is used to adjust the Return of Purchase Payments Death Benefit for withdrawals. The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges), reduces Contract Value. Assuming the death benefit at the time of withdrawal is $100,000, the adjusted withdrawal amount is $20,000 = $25,000 / $125,000 * 100,000.

    (F) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $100,000 = the greater of $100,000 or $100,000 less $20,000 respectively.

    (G) A Purchase Payment of $80,000 is made on 10/1/2018.

    (H) A withdrawal of $5,500 (including applicable surrender charges) is made.

    (I) The adjustment for each withdrawal is the amount that reduces the death benefit at the time of withdrawal in the same proportion that the amount withdrawn (including surrender charges) reduces Contract Value. Assuming the death benefit at the time of withdrawal is $155,000, the adjusted withdrawal amount is $5,500 = $5,500 / $155,000 * 155,000.

    (J) The Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $154,323 = the greater of $149,500 or $154,323 ($100,000 + $80,000 – $20,000 – $5,677), respectively.

    (K) A withdrawal of $16,000 (including applicable surrender charges) is made on 3/31/2019.

    (L) The Owner dies on 7/1/2019 and the Contract Value at that time has declined to $135,000.

    (M) The actual Return of Purchase Payments Death Benefit is greater of Contract Value or aggregate Purchase Payments less an adjustment for each withdrawal amount. $138,890 = greater of $135,000 or $138,890 ($100,000 + $80,000 – $20,000 – $5,678 – $15,432) respectively.

    Appendix B

    Example Of Surrender Charge Calculation

    The purpose of the following example is to illustrate the surrender charges. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

    Within certain time limits, we deduct a surrender charge from your Contract Value when you make a surrender or withdrawal before the Annuity Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

    Each Contract Year you may withdraw a specified amount, called the "free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the free withdrawal amount in any Contract Year may be subject to surrender charges.

    Surrender charges are applied to Contract Value surrendered according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender	Surrender Charge Percentage
0	7.0%
1	6.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7+	0%

    Assume an initial Purchase Payment of $50,000 is made on the Issue Date (1/1/2001), followed by subsequent Purchase Payments of $50,000 (paid 5/1/2002) and $50,000 (paid 8/1/2003). On the second Contract Anniversary (1/1/2003), assume the Contract Value equals $130,000.

    A partial withdrawal request for $45,000 is received on 10/31/2003.

    On the third Contract Anniversary (1/1/2004), assume the Contract Value equals $125,000. Assume that a full surrender is received on 12/17/2004 when the Contract Value equals $165,000. First note that surrender charges can never exceed 9% of aggregate Purchase Payments, which in this case is $13,500.

    The following table outlines the steps we take to determine the surrender charge for the $45,000 withdrawal and for the $165,000 full surrender:

Step	$45,000 Withdrawal	$165,000 Full Surrender
    (i) Determination of free withdrawal amount – greatest of
      Earnings in your Contract as of the prior Contract Anniversary
      10% of your cumulative Purchase Payments as of the prior Contract Anniversary
      10% of the Contract Value as of the prior Contract Anniversary.
Greatest of: Earnings = Contract Value – total Net Purchase Payments(A) Earnings = $130,000 – $125,000 = $5,000 10% * $150,000 = $15,000 10% * $130,000 = $13,000 Greatest value is (2), or $15,000

    Greatest of:

      Earnings = Contract Value – total Net Purchase Payments(A)
      Earnings = $121,000 – ($150,000 – $30,000) = $1,000
      10% * $150,000 = $15,000
      10% * $125,000 = $12,500

    Greatest value is (2), or $15,000

(ii) Amount subject to surrender charge = Requested amount less amount from step (i)	$45,000 – $15,000 = $30,000	$165,000 – $15,000 = $150,000
(iii) Applicable surrender charge percentage based on the number of full years that have passed NOTE: Withdrawals come from earliest Purchase Payment first (FIFO)	$30,000 withdrawal comes from $50,000 Purchase Payment Only 2 full years have passed since Purchase Payment Surrender charge = 6%
      Since $30,000 has already been withdrawn from the initial Purchase Payment, $20,000 is allocated to the initial Purchase Payment
      Only 3 full years have passed since the first Purchase Payment

    Surrender charge = 5%

      Since the second Purchase Payment was $50,000, the entire $50,000 is allocated to the second Purchase Payment
      Only 2 full years have passed since the second Purchase Payment

    Surrender charge = 6%

      Since the third Purchase Payment was $50,000, the entire $50,000 is allocated to the third Purchase Payment
      Only 1 full year has passed since the third Purchase Payment

    Surrender charge = 6%

      Allocating the surrender amount to the three Purchase Payments covers only $120,000 of the eligible $150,000. So the remaining $30,000 must be allocated on a pro-rata basis to the remaining Purchase Payments:
        $30,000 * ($20,000 / $120,000) = $5,000 (The first Purchase Payment has $25,000 ($20,000 + $5,000) allocated to it)
        $30,000 * ($50,000 / $120,000) = $12,500 (The second Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)
        $30,000 * ($50,000 / $120,000) = $12,500 (The third Purchase Payment has $62,500 ($50,000 + $12,500) allocated to it)

(iv) Surrender charge = amount(s) from step (ii) multiplied by amount(s) from step (iii)	$30,000 * 6% = $1,800	$25,000 * 5% = $1,250 $62,500 * 6% = $3,750 $62,500 * 6% = $3,750 $1,250 + $3,750 + $3,750 = $8,750

    (A) For the purposes of this illustration, "Net Purchase Payments" means the total Purchase Payments less total withdrawals.

    Appendix C

    Explanation Of The Variable Income Payment Calculation

    The purpose of the following example is to illustrate variable income payments under the Contract. The example is based on hypothetical Annuity Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict future investment results. There is, of course, no assurance that the Variable Account will experience positive investment performance. Actual results may be higher or lower.

    Assuming an Annuity Value of $100,000 on the Annuity Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Date is calculated using an interest assumption of 5%, as shown below.

    There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

    Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Date.

    The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

    Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

    Explanation Of The Commuted Value Calculation

    A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A within 7 years, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.")

    Appendix D

    Condensed Financial Information

    Sub-Accounts

    The date of inception of each of the Sub-Accounts available in the Contract as follows:

March 14, 1994 —	Oppenheimer Government Money Fund/VA
October 2, 2000 —	Invesco V.I. Mid Cap Growth II
May 1, 2002 —	Lord Abbett Mid-Cap Stock, Value Class Lord Abbett Bond-Debenture, Value Class
June 2, 2003 —	Lord Abbett Growth Opportunities, Value Class
    Lord Abbett Calibrated Dividend Growth, Value Class
    MFS® Growth SS
    MFS® Research SS
    MFS® Investors Trust SS
    MFS® VIT II Massachusetts Investors Growth Stock Portfolio SS(A)
    MFS® Total Return SS
    MFS® New Discovery SS
    MFS® Utilities SS
    Oppenheimer Capital Appreciation SS
    Oppenheimer Main Street SS
    Oppenheimer Global Strategic Income SS
    Oppenheimer Global SS
    Invesco V.I. Comstock II
    Invesco V.I. Growth and Income II

December 19, 2003 —	Invesco V.I. Government Securities II Invesco V.I. Equity and Income II
May 1, 2006 —	Fidelity VIP Mid Cap-SC2
    Fidelity VIP Contrafund®-SC2
    Fidelity VIP Investment Grade Bond-SC2
    Fidelity VIP Index 500-SC2
    Franklin Income VIP-C2
    Franklin Rising Dividends VIP-C2
    Franklin Small-Mid Cap Growth VIP-C2
    Franklin Flex Cap Growth VIP-C2
    Franklin Mutual Shares VIP-C2
    Templeton Foreign VIP-C2
    Templeton Growth VIP-C2

May 1, 2007 —	Franklin U.S. Government Securities VIP-C2 Templeton Global Bond VIP-C2
May 1, 2008 —	Goldman Sachs Strategic Growth, Service Class Goldman Sachs Strategic International Equity, Service Class Lord Abbett Classic Stock, Value Class
November 2, 2009 —	Franklin Small Cap Value VIP-C2
    Goldman Sachs Growth Opportunities, Service Class
    ClearBridge Variable Mid Cap, Class II
    ClearBridge Variable Small Cap Growth, Class II
    Lord Abbett Fundamental Equity, Value Class
    MFS® Total Return Bond SS
    MFS® Value SS
    PIMCO Long-Term US Government, Advisor Class
    PIMCO Low Duration, Advisor Class
    PIMCO Real Return, Advisor Class
    PIMCO Short-Term, Advisor Class
    PIMCO Total Return, Advisor Class
    Royce Capital Micro-Cap, Service Class
    Royce Capital Small-Cap, Service Class
    Invesco V.I. American Value II
    Invesco V.I. Balanced Risk Allocation II

May 1, 2010 —	Goldman Sachs Mid Cap Value, Service Class
May 1, 2012 —	Invesco V.I. Global Real Estate II
    Invesco V.I. International Growth II
    Invesco V.I. Small Cap Equity II
    QS Legg Mason Dynamic Multi-Strategy VIT, Class II
    MFS® VIT II Emerging Markets Equity Portfolio SS
    MFS® VIT II International Value Portfolio SS
    PIMCO All Asset, Advisor Class
    Templeton Developing Markets VIP-C2

May 1, 2013 —	Goldman Sachs Global Trends Allocation, Service Class PIMCO Global Diversified Allocation, Advisor Class
November 1, 2013 —	Guggenheim Floating Rate Strategies (Series F)
    Guggenheim Macro Opportunities (Series M)
    Guggenheim Multi-Hedge Strategies
    Guggenheim Global Managed Futures Strategy
    Guggenheim Long Short Equity
    Rydex Nova
    Rydex Inverse S&P 500 Strategy
    Rydex Inverse Government Long Bond Strategy
    Rydex Commodities Strategy

    (A) MFS Investors Growth Stock Series merged into MFS Massachusetts Investors Growth Stock Portfolio, a series of MFS Variable Insurance Trust II in March, 2015.

    Accumulation Units

    The following table shows, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the classes of Accumulation Units offered in the Contract. Only the classes of Accumulation Units available in the Contract are shown in the following table. For charges associated with these classes of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 4 of this prospectus.

    You should read the information in the following table in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

    The following table does not include Sub-Accounts that were not in operation as of December 31, 2015.

		Accumulation Unit Values	Accumulation Units Outstanding
		ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT	ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT
Sub Account	Year Ended	Investors Series VA	Investors Series VA
ClearBridge Mid Cap Core - Class II	2015	$18.25	36,122
	2014	$18.08	48,393
	2013	$16.94	754
	2012	$12.48	—
	2011	$10.72	—
	2010	$11.30	—
ClearBridge Small Cap Growth - Class II	2015	$19.17	11,085
	2014	$20.29	46,059
	2013	$19.75	222
	2012	$13.61	—
	2011	$11.55	—
	2010	$11.55	—
Fidelity VIP Contrafund® - Service Class 2	2015	$16.97	234,899
	2014	$17.07	362,683
	2013	$15.44	15,314
	2012	$11.91	10,682
	2011	$10.36	12,223
	2010	$10.76	15,689
	2009	$9.30	18,675
	2008	$6.93	17,817
	2007	$12.22	8,632
	2006	$10.52	1,762
Fidelity VIP Index 500 - Service Class 2	2015	$17.19	8,089,261
	2014	$17.18	3,190,669
	2013	$15.31	5,727
	2012	$11.73	—
	2011	$10.24	—
	2010	$10.17	—
	2009	$8.95	—
	2008	$7.16	—
	2007	$11.51	—
	2006	$11.05	—
Fidelity VIP Investment Grade Bond - Service Class 2	2015	$13.81	464,982
	2014	$14.07	59,190
	2013	$13.46	9,291
	2012	$13.88	8,539
	2011	$13.28	7,933
	2010	$12.53	7,722
	2009	$11.77	3,776
	2008	$10.29	2,243
	2007	$10.77	2,300
	2006	$10.45	3,506
Fidelity VIP Mid-Cap - Service Class 2	2015	$16.86	105,234
	2014	$17.31	340,156
	2013	$16.49	9,039
	2012	$12.26	9,239
	2011	$10.81	7,796
	2010	$12.25	14,803
	2009	$9.62	10,517
	2008	$6.95	9,148
	2007	$11.63	2,802
	2006	$10.19	427
Franklin Templeton - Franklin Flex Cap Growth VIP - Class 2	2015	$16.53	22,940
	2014	$16.00	14,776
	2013	$15.23	1,477
	2012	$11.19	1,614
	2011	$10.35	1,766
	2010	$10.98	200
	2009	$9.54	199
	2008	$7.25	—
	2007	$11.32	—
	2006	$10.00	—
Franklin Templeton - Franklin Income VIP - Class 2	2015	$14.72	75,362
	2014	$16.00	80,784
	2013	$15.45	38,764
	2012	$13.70	12,956
	2011	$12.28	14,024
	2010	$12.12	25,175
	2009	$10.86	38,888
	2008	$8.09	12,708
	2007	$11.62	17,274
	2006	$11.31	4,716
Franklin Templeton - Franklin Mutual Shares VIP - Class 2	2015	$13.67	61,091
	2014	$14.52	257,546
	2013	$13.69	27,213
	2012	$10.78	27,473
	2011	$9.53	24,741
	2010	$9.73	26,705
	2009	$8.84	29,293
	2008	$7.08	18,776
	2007	$11.38	19,739
	2006	$11.11	5,532
Franklin Templeton - Franklin Rising Dividends VIP - Class 2	2015	$16.26	101,321
	2014	$17.05	266,564
	2013	$15.84	15,751
	2012	$12.34	11,884
	2011	$11.13	9,150
	2010	$10.61	6,194
	2009	$8.88	6,234
	2008	$7.64	1,683
	2007	$10.59	16,978
	2006	$10.99	—
Franklin Templeton - Franklin Small Cap Value VIP - Class 2	2015	$15.42	6,952
	2014	$16.82	12,904
	2013	$16.90	1,185
	2012	$12.53	712
	2011	$10.69	427
	2010	$11.22	422
Franklin Templeton - Franklin Small-Mid Cap Growth VIP - Class 2	2015	$16.26	7,936
	2014	$16.87	74,639
	2013	$15.86	5,477
	2012	$11.60	4,175
	2011	$10.57	2,065
	2010	$11.21	86
	2009	$8.88	3,018
	2008	$6.24	3,018
	2007	$10.97	5,332
	2006	$9.96	—
Franklin Templeton - Franklin U.S. Government Securities VIP - Class 2	2015	$12.32	344,885
	2014	$12.39	120,099
	2013	$12.10	19,558
	2012	$12.51	19,167
	2011	$12.40	17,287
	2010	$11.85	15,006
	2009	$11.37	38,712
	2008	$11.14	14,541
	2007	$10.46	—
Franklin Templeton - Templeton Developing Markets VIP CL2	2015	$7.11	7,283
	2014	$8.94	2,357
	2013	$9.85	334
Franklin Templeton - Templeton Foreign VIP - Class 2	2015	$11.39	34,722
	2014	$12.30	21,672
	2013	$13.98	11,603
	2012	$11.49	13,703
	2011	$9.81	16,675
	2010	$11.09	13,680
	2009	$10.34	26,600
	2008	$7.62	16,831
	2007	$12.91	19,766
	2006	$11.29	1,111
Franklin Templeton - Templeton Global Bond VIP - Class 2	2015	$16.08	769,439
	2014	$16.98	274,103
	2013	$16.84	12,589
	2012	$16.74	11,210
	2011	$14.69	11,776
	2010	$14.97	11,374
	2009	$13.25	22,840
	2008	$11.27	10,424
	2007	$10.72	4,073
Franklin Templeton - Templeton Growth VIP - Class 2	2015	$11.65	11,221
	2014	$12.59	9,726
	2013	$13.08	8,699
	2012	$10.10	9,969
	2011	$8.43	10,395
	2010	$9.15	11,529
	2009	$8.61	10,544
	2008	$6.63	17,332
	2007	$11.61	25,619
	2006	$11.46	11,299
Goldman Sachs Global Trends Allocation - Service Class	2015	$9.87	5,321
	2014	$10.59	91
	2013	$10.29	—
Goldman Sachs Growth Opportunities - Service Class	2015	$16.80	4,220
	2014	$17.90	14,821
	2013	$16.27	910
	2012	$12.44	1,030
	2011	$10.52	2,174
	2010	$11.06	1,160
Goldman Sachs MidCap Value - Service Class	2015	$10.59	22,931
	2014	$11.82	127,521
	2013	$10.54	2,103
Goldman Sachs Strategic Growth - Service Class	2015	$12.38	246,073
	2014	$12.12	100,444
	2013	$10.80	1,553
Goldman Sachs Strategic International Equity - Service Class	2015	$9.45	8,854
	2014	$9.47	3,343
	2013	$10.36	2,989
Guggenheim Floating Rate Strategies (Series F)	2015	$10.25	158,794
	2014	$10.28	53,224
	2013	$10.14	8,253
Guggenheim Global Managed Futures Strategy	2015	$11.42	30,214
	2014	$11.72	14,112
	2013	$10.56	—
Guggenheim Long Short Equity	2015	$10.79	22,041
	2014	$10.76	4,855
	2013	$10.58	—
Guggenheim Macro Opportunities (Series M)	2015	$10.50	12,492
	2014	$10.64	377
	2013	$10.20	—
Guggenheim Multi-Hedge Strategies	2015	$10.58	58,934
	2014	$10.50	17,306
	2013	$10.13	—
Invesco VI American Value II	2015	$16.28	1,265
	2014	$18.14	56,939
	2013	$16.74	—
	2012	$12.63	—
	2011	$10.89	—
	2010	$10.91	—
Invesco VI Balanced Risk Allocation II	2015	$12.72	160,407
	2014	$13.44	24,218
	2013	$12.84	—
	2012	$12.79	—
	2011	$11.68	—
	2010	$10.66	—
Invesco VI Comstock II	2015	$19.96	96,620
	2014	$21.49	126,240
	2013	$19.90	116,822
	2012	$14.82	143,757
	2011	$12.58	179,131
	2010	$12.98	225,111
	2009	$11.34	271,068
	2008	$8.92	343,414
	2007	$14.03	395,482
	2006	$14.51	471,959
Invesco VI Equity and Income II	2015	$19.98	77,570
	2014	$20.72	126,704
	2013	$19.24	75,228
	2012	$15.56	90,045
	2011	$13.98	110,583
	2010	$14.31	137,287
	2009	$12.90	173,902
	2008	$10.64	225,392
	2007	$13.90	251,918
	2006	$13.59	293,591
Invesco VI Global Real Estate II	2015	$10.61	14,931
	2014	$10.91	114,398
	2013	$9.64	340
Invesco VI Government Securities II	2015	$11.41	30,520
	2014	$11.52	22,405
	2013	$11.64	20,342
	2012	$11.75	22,074
	2011	$11.87	28,535
	2010	$11.87	26,604
	2009	$11.43	40,992
	2008	$11.45	82,444
	2007	$11.39	46,714
	2006	$10.75	42,703
Invesco VI Growth & Income II	2015	$20.85	114,289
	2014	$21.78	230,904
	2013	$20.01	89,025
	2012	$15.11	105,697
	2011	$13.35	126,814
	2010	$13.79	150,048
	2009	$12.42	167,576
	2008	$10.11	212,595
	2007	$15.06	254,828
	2006	$14.84	280,941
Invesco VI International Growth II	2015	$11.20	24,579
	2014	$11.61	22,958
	2013	$11.72	1,194
	2012	$9.97	1,876
	2011	$8.96	1,755
	2010	$8.26	2,215
	2009	$7.60	2,110
	2008	$5.62	—
Invesco VI Mid-Cap Growth II	2015	$22.74	10,825
	2014	$22.74	15,644
	2013	$21.32	3,418
	2012	$15.77	2,361
	2011	$14.27	2,426
	2010	$15.90	1,876
	2009	$12.62	13,027
	2008	$8.15	3,946
	2007	$15.49	6,438
	2006	$13.30	5,838
Invesco VI Small Cap Equity II	2015	$10.14	7,271
	2014	$10.86	16,339
	2013	$10.75	2,272
Lord Abbett Bond-Debenture VC	2015	$18.44	569,547
	2014	$18.92	264,656
	2013	$18.31	94,468
	2012	$17.10	103,519
	2011	$15.35	135,804
	2010	$14.85	176,911
	2009	$13.36	203,724
	2008	$10.04	237,653
	2007	$12.30	285,461
	2006	$11.70	311,395
Lord Abbett Calibrated Dividend Growth VC	2015	$21.73	48,317
	2014	$22.43	57,995
	2013	$20.31	53,737
	2012	$16.04	62,829
	2011	$14.41	81,816
	2010	$14.52	100,032
	2009	$12.78	110,425
	2008	$10.46	124,829
	2007	$14.32	146,865
	2006	$14.02	159,071
Lord Abbett Classic Stock VC	2015	$14.43	23,102
	2014	$14.71	20,409
	2013	$13.62	6,058
	2012	$10.59	6,055
	2011	$9.30	6,233
	2010	$10.22	6,223
	2009	$9.05	8,073
	2008	$7.28	—
Lord Abbett Fundamental Equity VC	2015	$15.37	27,689
	2014	$16.08	117,896
	2013	$15.16	5,543
	2012	$11.28	3,523
	2011	$10.30	3,523
	2010	$10.89	—
Lord Abbett Growth Opportunities VC	2015	$23.46	17,621
	2014	$23.07	17,996
	2013	$21.97	12,038
	2012	$16.19	14,363
	2011	$14.33	16,201
	2010	$16.09	28,279
	2009	$13.22	31,879
	2008	$9.18	38,263
	2007	$15.01	49,331
	2006	$12.50	71,872
Lord Abbett Mid Cap Stock VC	2015	$20.78	57,402
	2014	$21.82	96,266
	2013	$19.76	77,549
	2012	$15.31	97,639
	2011	$13.51	127,898
	2010	$14.21	176,360
	2009	$11.44	208,534
	2008	$9.13	244,172
	2007	$15.21	300,792
	2006	$15.27	336,936
MFS Growth - Service Shares	2015	$26.61	3,913
	2014	$25.05	28,735
	2013	$23.28	3,831
	2012	$17.23	3,561
	2011	$14.86	2,890
	2010	$15.10	2,949
	2009	$13.26	2,944
	2008	$9.75	1,729
	2007	$15.77	695
	2006	$13.18	897
MFS Investors Trust - Service Shares	2015	$21.57	7,428
	2014	$21.80	51,673
	2013	$19.89	4,586
	2012	$15.25	3,846
	2011	$12.96	2,331
	2010	$13.42	2,830
	2009	$12.22	2,924
	2008	$9.76	5,460
	2007	$14.76	6,490
	2006	$13.55	6,581
MFS New Discovery - Service Shares	2015	$21.64	6,048
	2014	$22.34	5,484
	2013	$24.39	3,386
	2012	$17.45	2,275
	2011	$14.58	4,454
	2010	$16.45	5,274
	2009	$12.22	1,184
	2008	$7.58	—
	2007	$12.66	—
	2006	$12.50	—
MFS Research - Service Shares	2015	$23.22	4,058
	2014	$23.33	7,856
	2013	$21.44	3,054
	2012	$16.40	3,158
	2011	$14.17	3,156
	2010	$14.42	3,585
	2009	$12.59	3,555
	2008	$9.77	3,931
	2007	$15.48	1,682
	2006	$13.85	4,082
MFS Total Return - Service Shares	2015	$17.46	32,024
	2014	$17.74	120,522
	2013	$16.55	52,276
	2012	$14.08	65,967
	2011	$12.82	77,097
	2010	$12.75	96,456
	2009	$11.75	120,097
	2008	$10.08	118,967
	2007	$13.10	137,329
	2006	$12.74	213,516
MFS Utilities - Service Shares	2015	$30.79	13,069
	2014	$36.48	94,899
	2013	$32.76	7,930
	2012	$27.53	6,481
	2011	$24.56	8,171
	2010	$23.29	6,924
	2009	$20.73	10,769
	2008	$15.76	10,958
	2007	$25.60	12,276
	2006	$20.27	13,004
MFS Value - Service Shares	2015	$17.01	15,970
	2014	$17.34	140,289
	2013	$15.90	7,493
	2012	$11.84	5,474
	2011	$10.32	5,192
	2010	$10.47	2,417
MFS VIT II Emerging Markets Equity SC	2015	$7.68	1,296
	2014	$8.92	1,581
	2013	$9.69	—
MFS VIT II International Value SC	2015	$11.05	8,842
	2014	$10.50	48,746
	2013	$10.49	—
MFS VIT II MA Investors Growth Stock - Service Shares	2015	$20.88	5,532
	2014	$20.83	6,698
	2013	$18.93	2,762
	2012	$14.70	2,745
	2011	$12.73	1,115
	2010	$12.81	1,418
	2009	$11.54	1,404
	2008	$8.38	1,369
	2007	$13.43	1,478
	2006	$12.22	1,427
MFS VIT Total Return Bond - Service Shares	2015	$11.68	45,357
	2014	$11.86	53,197
	2013	$11.35	9,281
	2012	$11.61	12,728
	2011	$10.96	9,506
	2010	$10.39	4,067
OppenheimerFunds Capital Appreciation - Service Shares	2015	$18.70	139,401
	2014	$18.29	25,547
	2013	$16.05	6,555
	2012	$12.53	7,413
	2011	$11.12	11,339
	2010	$11.39	16,327
	2009	$10.54	20,763
	2008	$7.38	24,004
	2007	$13.73	22,347
	2006	$12.18	23,878
OppenheimerFunds Global Fund - Service Shares	2015	$22.51	47,668
	2014	$21.93	99,695
	2013	$21.70	19,839
	2012	$17.26	20,991
	2011	$14.42	25,603
	2010	$15.92	25,831
	2009	$13.90	33,554
	2008	$10.07	40,948
	2007	$17.05	48,022
	2006	$16.24	61,952
OppenheimerFunds Global Strategic Income - Service Shares	2015	$15.45	274,830
	2014	$16.01	110,086
	2013	$15.77	18,821
	2012	$15.99	18,129
	2011	$14.28	25,486
	2010	$14.33	30,587
	2009	$12.61	53,222
	2008	$10.76	39,902
	2007	$12.70	44,527
	2006	$11.91	49,446
OppenheimerFunds Main Street - Service Shares	2015	$20.17	35,591
	2014	$19.76	9,469
	2013	$18.08	2,107
	2012	$13.90	3,352
	2011	$12.04	4,339
	2010	$12.20	4,815
	2009	$10.64	4,747
	2008	$8.39	7,146
	2007	$13.81	9,071
	2006	$13.38	11,610
OppenheimerFunds Money Fund	2015	$10.44	26,325,654
	2014	$10.54	1,828,985
	2013	$10.65	66,782
	2012	$10.75	38,057
	2011	$10.86	32,725
	2010	$10.97	32,701
	2009	$11.08	56,482
	2008	$11.15	96,085
	2007	$10.96	41,317
	2006	$10.55	4,771
PIMCO VIT All Asset Advisor	2015	$8.89	167
	2014	$9.89	—
	2013	$9.95	—
PIMCO VIT Global Diversified Allocation	2015	$10.17	15,613
	2014	$10.87	—
	2013	$10.39	—
PIMCO VIT Long-Term US Government Advisor Class	2015	$14.63	64,083
	2014	$15.00	36,979
	2013	$12.23	—
	2012	$14.21	—
	2011	$13.75	—
	2010	$10.88	4,621
PIMCO VIT Low Duration Advisor Class	2015	$10.47	149,059
	2014	$10.55	58,121
	2013	$10.58	1,792
	2012	$10.71	3,615
	2011	$10.23	48
	2010	$10.23	49
PIMCO VIT Real Return Advisor Class	2015	$11.02	418,439
	2014	$11.45	186,571
	2013	$11.23	6,350
	2012	$12.51	2,104
	2011	$11.63	6,971
	2010	$10.53	9,771
PIMCO VIT Short-Term Advisor Class	2015	$10.05	124,864
	2014	$10.05	23,562
	2013	$10.09	—
	2012	$10.14	2,857
	2011	$9.98	—
	2010	$10.04	—
PIMCO VIT Total Return Advisor Class	2015	$11.53	904,023
	2014	$11.61	346,599
	2013	$11.26	21,225
	2012	$11.61	15,901
	2011	$10.71	27,418
	2010	$10.45	7,642
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio II	2015	$10.23	54,765
	2014	$10.92	8,964
	2013	$10.37	—
Royce Capital Micro-Cap - Service Class	2015	$10.82	12,017
	2014	$12.51	4,751
	2013	$13.14	1,354
	2012	$11.00	1,062
	2011	$10.34	—
	2010	$11.90	—
Royce Capital Small-Cap - Service Class	2015	$13.83	22,690
	2014	$15.87	155,085
	2013	$15.57	3,423
	2012	$11.70	849
	2011	$10.53	849
	2010	$11.03	—
Rydex Commodities Strategy	2015	$4.19	1,917
	2014	$6.40	1,340
	2013	$9.79	675
Rydex Inverse Government Long Bond	2015	$7.45	807
	2014	$7.62	841
	2013	$10.25	642
Rydex Inverse S&P 500 Strategy	2015	$7.37	—
	2014	$7.79	—
	2013	$9.20	—
Rydex Nova	2015	$12.84	—
	2014	$13.06	—
	2013	$11.12	—

    Appendix E

    Example Of Allocation Adjustment Program

    The purpose of this example is to demonstrate the operation of the Allocation Adjustment Program. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Variable Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Variable Account will experience positive investment performance.

    Under the Allocation Adjustment, if, on any Monthly Anniversary Date, the Accumulation Unit value of any Sub-Account (other than an Unmonitored Sub-Account) drops below its 12-month Simple Moving Average ("SMA"), the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund/VA Sub-Account.

Contract Month	Accumulation Unit Value	SMA12(A)	Is Sub-Account 1 Restricted?(B)	Hypothetical Contract Value in Sub-Account 1(C)	Hypothetical Contract Value in Money Fund Sub-Account(D)
12	6.17	6.16		10,000
13	6.24	6.17	No(E)	10,089
14	5.76	6.14	Yes	—	9,282(F)
15	5.41	6.09	Yes		9,286
16	5.35	6.03	Yes		9,290
17	4.53	5.87	Yes		9,294
18	3.73	5.62	Yes		9,298
19	2.94	5.33	Yes		9,302
20	3.33	5.08	Yes		9,305
21	3.15	4.85	Yes		9,309
22	2.98	4.62	Yes		9,313
23	3.29	4.41	Yes		9,317
24	3.81	4.21	Yes		9,321
25	4.19	4.04(G)	No(H)	9,325

    (A) SMA12 is the sum of the 12 most recent Monthly Anniversary Dates Accumulation Unit values divided by 12.

    (B) Once we calculate a Sub-Account's SMA on a Monthly Anniversary Date, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Date. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the most recent 12 Monthly Anniversary Dates, then we will consider the Sub-Account to be restricted.

    (C) $10,000 of the initial Purchase Payment is allocated to the hypothetical Sub-Account 1.

    (D) If a Sub-Account becomes restricted, as described in (B), we transfer the Contract Value in that Sub-Account to the Money Fund/VA Sub-Account, until the Sub-Account is no longer restricted.

    (E) At the end of the first contract month after the first Contract Anniversary 1, the Accumulation Unit value of Sub-Account 1 (6.24) is greater than SMA12 (6.17). Therefore, Sub-Account 1 is not restricted.

    (F) At the end of contract month 14, the Accumulation Unit value of Sub-Account 1 (5.76) is less than or equal to SMA12 (6.14). Therefore, Sub-Account 1 is restricted and the entire allocation in Sub-Account 1 ($9,282) is transferred to the Money Sub-Account.

    (G) Calculation of SMA12 (4.19 + 3.81 + 3.29 + 2.98 + 3.15 + 3.33 + 2.94 + 3.73 + 4.53 + 5.35 + 5.41 + 5.76)/12 = 4.04.

    (H) At the end of contract month 25, the Accumulation Unit value of Sub-Account 1 (4.19) is greater than SMA12 (4.04). Therefore, Sub-Account 1 is no longer restricted and the entire allocation in the Money Fund/VA Sub-Account is re-allocated back to Sub-Account 1.

    Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Life and Annuity Division, customer service center at the address shown on the cover.

    Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity Investors Series.

    Name:

    Address

    City, State, Zip

    Daytime Telephone Number

    PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
    (Registrant)

    PROTECTIVE LIFE INSURANCE COMPANY
    (Depositor)

    2801 Highway 280 South
    Birmingham, Alabama 35223
    (800) 265-1545

    STATEMENT OF ADDITIONAL INFORMATION
    Individual Flexible Premium Variable and Fixed Life Insurance Policy

    This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium variable and fixed life insurance policy (collectively referred to as the "Policy") offered by Protective Life Insurance Company ("Protective Life"). The Policy is issued to individuals. This SAI is not a prospectus, and should be read together with the Prospectuses for the Policy dated May 1, 2016 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectuses for the Policy.

    May 1, 2016

    STATEMENT OF ADDITIONAL INFORMATION

    ADDITIONAL POLICY INFORMATION

    Limits on Policy Rights

    Incontestability. Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

    Suicide Exclusion. If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

    Misstatement of Age or Sex

    If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

    Settlement Options

    The following settlement options may be elected.

    Option 1 — Payment for a Fixed Period. Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

    Option 2 — Life Income with Payments for a Guaranteed Period. Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

    Option 3 — Interest Income. Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will never be less than 1% per year.

    Option 4 — Payments for a Fixed Amount. Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but will never be less than 1% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

    Minimum Amounts. Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

    Other Requirements. Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

    If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

    ILLUSTRATIONS

    We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

    1

    Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured's age and underwriting class, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

    ADDITIONAL INFORMATION

    CEFLI

    Protective Life is a member of the Compliance & Ethics Forum for Life Insurers ("CEFLI"), and as such may include the CEFLI logo and information about CEFLI membership in Protective advertisements. Companies that belong to CEFLI subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

    Other Investors in the Funds

    Shares of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust, and Franklin Templeton Variable Insurance Products Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. The board of directors (or trustees) of each of the Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust, Royce Capital Fund, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Oppenheimer Variable Account Funds, MFS Variable Insurance Trust, MFS Variable Insurance Trust II, Fidelity Variable Insurance Products, Lord Abbett Series Fund, Inc., Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

    Assignment

    The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations" in the prospectuses.)

    State Regulation

    Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

    Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

    Reports to Owners

    Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; any liens and accrued interest; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each

    2

    Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

    Legal Matters

    Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

    Experts

    The statements of assets and liabilities of Protective Variable Life Separate Account as of December 31, 2015 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2015 and 2014 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

    The consolidated financial statements of Protective Life Insurance Company as of December 31, 2015, and 2014 and for periods from January 1, 2015 to January 31, 2015 and February 1, 2015 to December 31, 2015 and each of the two years in the period ended December 31, 2014 included in this SAI have been so included in reliance on the reports (which contain an explanatory paragraph related to the purchase of Protective Life Insurance Company's parent company on February 1, 2015 by The Dai-ichi Life Insurance Company Limited and the election to apply "pushdown" accounting as of the acquisition date) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

    The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village, Suite 851, Birmingham, AL 35209.

    Reinsurance

    The Company may reinsure a portion of the risks assumed under the Policies.

    Additional Information

    A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectuses and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549. The instruments may also be accessed using the SEC's website at http/www.sec.gov.

    Financial Statements

    The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2015 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2015 and 2014 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 2015 and 2014 and the related consolidated statements of income, share-owner's equity, and cash flows for the periods from January 1, 2015 to January 31, 2015 and February 1, 2015 to December 31, 2015 and for the two years in the period ended December 31, 2014 as well as the Report of Independent Registered Public Accounting Firm are contained herein. Protective Life's financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Life Separate Account.

    Financial Statements follow this page.

    3

    INDEX TO FINANCIAL STATEMENTS

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2015	FSA-3
Statement of Operations for the year ended December 31, 2015	FSA-16
Statement of Changes in Net Assets for the year ended December 31, 2015	FSA-29
Statement of Changes in Net Assets for the year ended December 31, 2014	FSA-42
Notes to Financial Statements	FSA-53
PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Registered Public Accounting Firm	F-1
Consolidated Statements of Income for the periods from February 1, 2015 to December 31, 2015 and January 1, 2015 to January 31, 2015 and the years ended December 31, 2014, and 2013	F-3
Consolidated Statements of Comprehensive Income for the periods from February 1, 2015 to December 31, 2015 and January 1, 2015 to January 31, 2015 and the years ended December 31, 2014 and 2013	F-4
Consolidated Balance Sheets as of December 31, 2015 and 2014	F-5
Consolidated Statements of Share-Owner's Equity for the periods from February 1, 2015 to December 31, 2015 and January 1, 2015 to January 31, 2015 and the years ended December 31, 2014, and 2013	F-6
Consolidated Statements of Cash Flows for the periods from February 1, 2015 to December 31, 2015 and January 1, 2015 to January 31, 2015 and the years ended December 31, 2014, and 2013	F-7
Notes to Consolidated Financial Statements	F-8
Financial Statement Schedules:
Schedule III — Supplementary Insurance Information	S-1
Schedule IV — Reinsurance	S-3
Schedule V — Valuation Accounts	S-4

    All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

    FSA-1

    Report of Independent Registered Public Accounting Firm

    To the Contract Owners of the Protective Variable Annuity Separate Account
    and the Board of Directors of Protective Life Insurance Company:

    In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Protective Variable Annuity Separate Account (the "Separate Account") at December 31, 2015, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2015 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

    /s/ PricewaterhouseCoopers LLP

    Birmingham, Alabama
    April 25, 2016

    FSA-2

    THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

    STATEMENT OF ASSETS AND LIABILITIES
    As of December 31, 2015
    ($ in thousands, except Fair Value per Share)

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
Assets
Investments in subaccounts at fair value	$63,311	$708	$2,320	$218	$9,654	$1,593	$123	$9	$1,669	$211
Receivable from Protective Life Insurance Company	25	—	9	—	38	17	—	—	8	—
Total Assets	63,336	708	2,329	218	9,692	1,610	123	9	1,677	211
Liabilities
Payable to Protective Life Insurance Company	25	—	9	—	38	17	—	—	8	—
Net Assets	$63,311	$708	$2,320	$218	$9,654	$1,593	$123	$9	$1,669	$211
Analysis of Net Assets
Accumulation period	63,311	708	2,320	218	9,654	1,593	123	9	1,669	211
Annuity period	—	—	—	—	—	—	—	—	—	—
Net Assets	$63,311	$708	$2,320	$218	$9,654	$1,593	$123	$9	$1,669	$211
Units Outstanding	3,745	72	247	23	1,000	166	14	1	168	21
Shares Owned in each Portfolio	3,096	35	185	17	369	61	5	—	25	3
Fair Value per Share	$20.45	$20.40	$12.51	$12.53	$26.19	$26.16	$23.90	$24.11	$67.69	$67.26
Investment in Portfolio shares, at Cost	$48,892	$717	$2,352	$221	$9,634	$1,598	$125	$9	$1,660	$207

    The accompanying notes are an integral part of these financial statements.
    FSA-3

    THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

    STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
    As of December 31, 2015
    ($ in thousands, except Fair Value per Share)

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
Assets
Investments in subaccounts at fair value	$420	$4	$261	$—	$1,351	$184,377	$7,771	$1,047	$2,097
Receivable from Protective Life Insurance Company	—	—	—	—	—	2,347	—	—	—
Total Assets	420	4	261	—	1,351	186,724	7,771	1,047	2,097
Liabilities
Payable to Protective Life Insurance Company	—	—	—	—	—	2,347	—	—	—
Net Assets	$420	$4	$261	$—	$1,351	$184,377	$7,771	$1,047	$2,097
Analysis of Net Assets
Accumulation period	420	4	261	—	1,351	184,365	7,771	1,047	2,097
Annuity period	—	—	—	—	—	12	—	—	—
Net Assets	$420	$4	$261	$—	$1,351	$184,377	$7,771	$1,047	$2,097
Units Outstanding	48	—	29	—	71	9,961	448	71	133
Shares Owned in each Portfolio	23	—	14	—	677	5,544	388	86	169
Fair Value per Share	$18.02	$17.93	$18.71	$18.69	$2.00	$33.26	$20.04	$12.19	$12.38
Investment in Portfolio shares, at Cost	$432	$4	$262	$—	$1,422	$145,211	$7,567	$931	$1,745

    The accompanying notes are an integral part of these financial statements.
    FSA-4

    THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

    STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
    As of December 31, 2015
    ($ in thousands, except Fair Value per Share)

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2
Assets
Investments in subaccounts at fair value	$2,962	$231,506	$195,844	$170,667	$18,971	$150,656	$484,635	$228,798	$40,092
Receivable from Protective Life Insurance Company	—	4,649	605	18	196	16	46	25	5
Total Assets	2,962	236,155	196,449	170,685	19,167	150,672	484,681	228,823	40,097
Liabilities
Payable to Protective Life Insurance Company	—	4,649	605	18	196	15	44	25	5
Net Assets	$2,962	$231,506	$195,844	$170,667	$18,971	$150,657	$484,637	$228,798	$40,092
Analysis of Net Assets
Accumulation period	2,962	231,506	195,842	170,667	18,971	150,618	484,583	228,797	40,092
Annuity period	—	—	2	—	—	39	54	1	—
Net Assets	$2,962	$231,506	$195,844	$170,667	$18,971	$150,657	$484,637	$228,798	$40,092
Units Outstanding	147	13,418	16,489	9,433	1,116	10,486	33,349	13,637	2,388
Shares Owned in each Portfolio	46	1,133	16,199	5,362	2,676	10,610	25,241	9,256	2,268
Fair Value per Share	$65.01	$204.25	$12.09	$31.83	$7.09	$14.20	$19.20	$24.72	$17.68
Investment in Portfolio shares, at Cost	$1,674	$219,632	$204,231	$162,466	$25,012	$163,183	$415,303	$174,157	$36,779

    The accompanying notes are an integral part of these financial statements.
    FSA-5

    THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

    STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
    As of December 31, 2015
    ($ in thousands, except Fair Value per Share)

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
Assets
Investments in subaccounts at fair value	$18,593	$553,685	$1,494	$98,221	$348,208	$125,428	$6,835	$51,990	$131,778
Receivable from Protective Life Insurance Company	1	114	—	8	241	12	—	4	7
Total Assets	18,594	553,799	1,494	98,229	348,449	125,440	6,835	51,994	131,785
Liabilities
Payable to Protective Life Insurance Company	1	113	—	8	241	11	—	6	7
Net Assets	$18,593	$553,686	$1,494	$98,221	$348,208	$125,429	$6,835	$51,988	$131,778
Analysis of Net Assets
Accumulation period	18,593	553,643	1,494	98,220	348,198	125,403	6,835	51,808	131,778
Annuity period	—	43	—	1	10	26	—	180	—
Net Assets	$18,593	$553,686	$1,494	$98,221	$348,208	$125,429	$6,835	$51,988	$131,778
Units Outstanding	1,078	50,826	212	8,409	28,607	10,086	660	2,092	9,046
Shares Owned in each Portfolio	1,051	44,401	236	7,441	22,039	9,417	628	5,537	14,034
Fair Value per Share	$17.69	$12.47	$6.32	$13.20	$15.80	$13.32	$10.88	$9.39	$9.39
Investment in Portfolio shares, at Cost	$20,935	$581,682	$2,090	$107,969	$406,209	$107,719	$7,127	$53,492	$131,774

    The accompanying notes are an integral part of these financial statements.
    FSA-6

    THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

    STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
    As of December 31, 2015
    ($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
Assets
Investments in subaccounts at fair value	$7,363	$76,265	$26,200	$18,749	$35,156	$157,352	$30,991	$47,866	$31,841	$670
Receivable from Protective Life Insurance Company	20	5	3	1	1	1,534	2	3	4	—
Total Assets	7,383	76,270	26,203	18,750	35,157	158,886	30,993	47,869	31,845	670
Liabilities
Payable to Protective Life Insurance Company	20	5	4	1	1	1,534	2	3	7	—
Net Assets	$7,363	$76,265	$26,199	$18,749	$35,156	$157,352	$30,991	$47,866	$31,838	$670
Analysis of Net Assets
Accumulation period	7,345	76,263	26,113	18,749	35,128	157,352	30,948	47,864	31,778	670
Annuity period	18	2	86	—	28	—	43	2	60	—
Net Assets	$7,363	$76,265	$26,199	$18,749	$35,156	$157,352	$30,991	$47,866	$31,838	$670
Units Outstanding	302	4,977	712	1,030	1,322	8,563	2,072	4,695	866	30
Shares Owned in each Portfolio	508	5,256	2,259	1,627	2,251	10,093	3,372	5,197	1,906	40
Fair Value per Share	$14.49	$14.51	$11.60	$11.52	$15.62	$15.59	$9.19	$9.21	$16.71	$16.77
Investment in Portfolio shares, at Cost	$7,651	$74,745	$28,069	$12,851	$22,660	$138,387	$41,480	$38,314	$17,886	$363

    The accompanying notes are an integral part of these financial statements.
    FSA-7

    THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

    STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
    As of December 31, 2015
    ($ in thousands, except Fair Value per Share)

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi-Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
Assets
Investments in subaccounts at fair value	$11,045	$60,352	$1,627	$345	$238	$131	$624	$6,036	$3,192
Receivable from Protective Life Insurance Company	47	10	—	—	—	—	—	—	1
Total Assets	11,092	60,362	1,627	345	238	131	624	6,036	3,193
Liabilities
Payable to Protective Life Insurance Company	47	9	—	—	—	—	—	—	2
Net Assets	$11,045	$60,353	$1,627	$345	$238	$131	$624	$6,036	$3,191
Analysis of Net Assets
Accumulation period	11,045	60,346	1,627	345	238	131	624	6,036	3,191
Annuity period	—	7	—	—	—	—	—	—	—
Net Assets	$11,045	$60,353	$1,627	$345	$238	$131	$624	$6,036	$3,191
Units Outstanding	1,109	3,268	159	30	22	12	59	701	273
Shares Owned in each Portfolio	1,049	9,035	63	18	16	5	26	105	57
Fair Value per Share	$10.53	$6.68	$25.72	$19.42	$15.27	$25.78	$24.09	$57.30	$55.85
Investment in Portfolio shares, at Cost	$11,140	$60,002	$1,655	$353	$235	$136	$614	$5,146	$1,369
The accompanying notes are an integral part of these financial statements.
FSA-8

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Invesco Variable Insurance Funds
	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
Assets
Investments in subaccounts at fair value	$27,984	$75,614	$29,439	$158,849	$164,488	$2,960	$97,512	$34,048	$411,587	$35,435
Receivable from Protective Life Insurance Company	35	44	16	42	29	—	59	11	47	11
Total Assets	28,019	75,658	29,455	158,891	164,517	2,960	97,571	34,059	411,634	35,446
Liabilities
Payable to Protective Life Insurance Company	35	44	15	42	30	—	58	9	47	11
Net Assets	$27,984	$75,614	$29,440	$158,849	$164,487	$2,960	$97,513	$34,050	$411,587	$35,435
Analysis of Net Assets
Accumulation period	27,984	75,614	29,402	158,826	164,440	2,960	97,513	34,004	411,587	35,430
Annuity period	—	—	38	23	47	—	—	46	—	5
Net Assets	$27,984	$75,614	$29,440	$158,849	$164,487	$2,960	$97,513	$34,050	$411,587	$35,435
Units Outstanding	1,769	6,359	1,196	7,016	8,804	238	9,206	1,553	21,433	3,057
Shares Owned in each Portfolio	1,800	7,501	1,676	9,072	10,179	186	8,539	1,737	21,032	1,072
Fair Value per Share	$15.55	$10.08	$17.57	$17.51	$16.16	$15.91	$11.42	$19.60	$19.57	$33.04
Investment in Portfolio shares, at Cost	$26,915	$89,884	$18,476	$107,009	$140,946	$2,774	$99,387	$29,250	$389,890	$31,034

The accompanying notes are an integral part of these financial statements.
FSA-9

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Invesco Variable Insurance Funds		Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC
Assets
Investments in subaccounts at fair value	$32,590	$5,206	$37,265	$8,768	$39,280	$618,734	$44,922	$18,978	$88,967
Receivable from Protective Life Insurance Company	52	12	558	240	321	157	37	233	7
Total Assets	32,642	5,218	37,823	9,008	39,601	618,891	44,959	19,211	88,974
Liabilities
Payable to Protective Life Insurance Company	52	12	558	240	321	157	36	233	7
Net Assets	$32,590	$5,206	$37,265	$8,768	$39,280	$618,734	$44,923	$18,978	$88,967
Analysis of Net Assets
Accumulation period	32,578	5,206	37,265	8,768	39,280	618,706	44,893	18,978	88,933
Annuity period	12	—	—	—	—	28	30	—	34
Net Assets	$32,590	$5,206	$37,265	$8,768	$39,280	$618,734	$44,923	$18,978	$88,967
Units Outstanding	1,904	405	2,038	455	3,427	41,371	2,179	1,206	5,041
Shares Owned in each Portfolio	6,114	307	2,085	432	3,241	55,542	3,303	1,628	2,762
Fair Value per Share	$5.33	$16.96	$17.87	$20.31	$12.12	$11.14	$13.60	$11.66	$32.21
Investment in Portfolio shares, at Cost	$22,732	$5,586	$30,034	$8,114	$38,041	$672,474	$44,606	$19,621	$62,867

The accompanying notes are an integral part of these financial statements.
FSA-10

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Lord Abbett Series Fund, Inc.				MFS Variable Insurance Trust
	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Growth Stock IC	MFS Investors Growth Stock SC	MFS Investors Trust IC	MFS Investors Trust SC
Assets
Investments in subaccounts at fair value	$38,379	$27,940	$66,033	$125,147	$5,390	$58,065	$—	$—	$7,874	$70,030
Receivable from Protective Life Insurance Company	2	5	8	15	—	17	—	—	—	129
Total Assets	38,381	27,945	66,041	125,162	5,390	58,082	—	—	7,874	70,159
Liabilities
Payable to Protective Life Insurance Company	2	5	7	15	—	17	—	—	21	129
Net Assets	$38,379	$27,940	$66,034	$125,147	$5,390	$58,065	$—	$—	$7,853	$70,030
Analysis of Net Assets
Accumulation period	38,379	27,940	65,962	125,147	5,390	58,065	—	—	7,827	70,030
Annuity period	—	—	72	—	—	—	—	—	26	—
Net Assets	$38,379	$27,940	$66,034	$125,147	$5,390	$58,065	$—	$—	$7,853	$70,030
Units Outstanding	1,834	1,967	3,258	7,825	200	2,820	—	—	361	3,743
Shares Owned in each Portfolio	3,231	3,399	2,836	7,687	134	1,485	—	—	296	2,663
Fair Value per Share	$11.88	$8.22	$23.28	$16.28	$40.17	$39.09	$—	$—	$26.58	$26.30
Investment in Portfolio shares, at Cost	$40,861	$22,781	$52,537	$131,597	$2,950	$37,710	$—	$—	$5,617	$54,122

The accompanying notes are an integral part of these financial statements.
FSA-11

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	MFS Variable Insurance Trust
	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC
Assets
Investments in subaccounts at fair value	$2,152	$73,525	$6,708	$4,475	$25,781	$67,343	$3,118	$35,747	$567,061	$241,369
Receivable from Protective Life Insurance Company	—	7	—	—	1	3	—	13	53	135
Total Assets	2,152	73,532	6,708	4,475	25,782	67,346	3,118	35,760	567,114	241,504
Liabilities
Payable to Protective Life Insurance Company	—	7	—	—	1	3	—	13	51	134
Net Assets	$2,152	$73,525	$6,708	$4,475	$25,781	$67,343	$3,118	$35,747	$567,063	$241,370
Analysis of Net Assets
Accumulation period	2,152	73,525	6,703	4,475	25,775	67,329	3,118	35,747	567,034	241,355
Annuity period	—	—	5	—	6	14	—	—	29	15
Net Assets	$2,152	$73,525	$6,708	$4,475	$25,781	$67,343	$3,118	$35,747	$567,063	$241,370
Units Outstanding	65	2,943	293	222	1,067	3,476	99	1,694	50,020	13,576
Shares Owned in each Portfolio	139	5,088	251	169	1,141	3,025	122	1,421	44,371	13,321
Fair Value per Share	$15.49	$14.45	$26.68	$26.42	$22.60	$22.26	$25.56	$25.15	$12.78	$18.12
Investment in Portfolio shares, at Cost	$1,894	$73,131	$4,693	$3,163	$20,621	$56,732	$2,652	$34,752	$572,114	$171,477

The accompanying notes are an integral part of these financial statements.
FSA-12

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA
Assets
Investments in subaccounts at fair value	$537	$30,515	$1,987	$50,659	$8,632	$58,337	$2,782	$919	$9,090
Receivable from Protective Life Insurance Company		—	104	8	—	—	—	—	1
Total Assets	537	30,619	1,987	50,667	8,632	58,337	2,782	919	9,091
Liabilities
Payable to Protective Life Insurance Company		—	104	7	—	—	—	—	—
Net Assets	$537	$30,515	$1,987	$50,660	$8,632	$58,337	$2,782	$919	$9,091
Analysis of Net Assets
Accumulation period	537	30,515	1,987	50,660	8,623	58,337	2,782	919	9,063
Annuity period	—	—	—	—	9	—	—	—	28
Net Assets	$537	$30,515	$1,987	$50,660	$8,632	$58,337	$2,782	$919	$9,091
Units Outstanding	72	2,166	202	5,131	343	3,174	127	46	266
Shares Owned in each Portfolio	47	1,379	121	3,123	156	1,065	36	12	239
Fair Value per Share	$11.42	$22.13	$16.38	$16.22	$55.49	$54.80	$76.85	$73.88	$38.00
Investment in Portfolio shares, at Cost	$671	$22,482	$2,155	$55,165	$6,455	$49,000	$1,875	$546	$6,426

The accompanying notes are an integral part of these financial statements.
FSA-13

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	Oppenheimer Variable Account Funds						PIMCO Variable Insurance Trust
	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	Oppenheimer Money Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
Assets
Investments in subaccounts at fair value	$269,963	$13,345	$388,479	$10,993	$35,737	$2,546,031	$724	$4,545	$16,833	$88,159
Receivable from Protective Life Insurance Company	15	1	72	—	649	10,677	—	—	9	27
Total Assets	269,978	13,346	388,551	10,993	36,386	2,556,708	724	4,545	16,842	88,186
Liabilities
Payable to Protective Life Insurance Company	15	27	73	12	649	10,669	—	—	9	27
Net Assets	$269,963	$13,319	$388,478	$10,981	$35,737	$2,546,039	$724	$4,545	$16,833	$88,159
Analysis of Net Assets
Accumulation period	269,921	13,259	388,445	10,947	35,737	2,546,035	724	4,545	16,833	88,159
Annuity period	42	60	33	34	—	4	—	—	—	—
Net Assets	$269,963	$13,319	$388,478	$10,981	$35,737	$2,546,039	$724	$4,545	$16,833	$88,159
Units Outstanding	10,419	648	26,621	519	1,969	443,743	76	443	1,300	8,535
Shares Owned in each Portfolio	7,182	2,735	77,696	376	1,233	2,546,031	79	500	1,446	8,601
Fair Value per Share	$37.59	$4.88	$5.00	$29.24	$28.98	$1.00	$9.19	$9.09	$11.64	$10.25
Investment in Portfolio shares, at Cost	$208,494	$13,532	$425,370	$8,392	$32,490	$2,546,031	$859	$5,045	$17,722	$90,643

The accompanying notes are an integral part of these financial statements.
FSA-14

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
As of December 31, 2015
($ in thousands, except Fair Value per Share)

	PIMCO Variable Insurance Trust			Royce Capital Fund		Rydex Variable Trust			The Universal Institutional Funds, Inc.	Van Eck Worldwide Insurance Trust
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Rydex Inverse S&P 500 Strategy	UIF Global Real Estate II	Van Eck Global Hard Asset
Assets
Investments in subaccounts at fair value	$373,368	$71,672	$861,568	$15,408	$110,724	$8	$6	$—	$9,253	$174
Receivable from Protective Life Insurance Company	119	5	228	1	8	—	—	—	3	—
Total Assets	373,487	71,677	861,796	15,409	110,732	8	6	—	9,256	174
Liabilities
Payable to Protective Life Insurance Company	119	5	227	1	8	—	—	—	3	—
Net Assets	$373,368	$71,672	$861,569	$15,408	$110,724	$8	$6	$—	$9,253	$174
Analysis of Net Assets
Accumulation period	373,368	71,672	861,547	15,408	110,724	8	6	—	9,253	174
Annuity period	—	—	22	—	—	—	—	—	—	—
Net Assets	$373,368	$71,672	$861,569	$15,408	$110,724	$8	$6	$—	$9,253	$174
Units Outstanding	36,629	7,184	76,559	1,365	7,845	2	1	—	678	7
Shares Owned in each Portfolio	31,297	6,979	81,434	1,675	13,389	2	—	—	909	10
Fair Value per Share	$11.93	$10.27	$10.58	$9.20	$8.27	$4.74	$35.71	$15.95	$10.18	$16.88
Investment in Portfolio shares, at Cost	$425,798	$71,459	$917,875	$18,284	$133,965	$15	$8	$—	$7,255	$164

The accompanying notes are an integral part of these financial statements.
FSA-15

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015
($ in thousands)

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
Investment Income
Dividend income	$1,062	$8	$36	$3	$69	$11	$—	$—	$7	$1
Expenses
Mortality and expense risk and administrative charges	639	1	4	—	15	3	—	—	2	1
Net investment income (loss)	423	7	32	3	54	8	—	—	5	—
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	743	—	—	(2)	—	(1)	—	—	—	—
Capital gain distributions	4,567									—
Net realized gain (loss) on investments	5,310	—	—	(2)	—	(1)	—	—	—	—
Net unrealized appreciation (depreciation) on investments	(5,592)	(9)	(32)	(3)	20	(4)	(2)	—	9	4
Net realized and unrealized gain (loss) on investments	(282)	(9)	(32)	(5)	20	(5)	(2)	—	9	4
Net Increase (Decrease) in Net Assets Resulting from Operations	$141	$(2)	$—	$(2)	$74	$3	$(2)	$—	$14	$4

The accompanying notes are an integral part of these financial statements.
FSA-16

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
Investment Income
Dividend income	$5	$—	$1	$—	$2	$1,748	$244	$17	$34
Expenses
Mortality and expense risk and administrative charges	1	—	—	—	20	2,757	90	11	21
Net investment income (loss)	4	—	1	—	(18)	(1,009)	154	6	13
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	—	—	—	—	1	1,841	75	7	43
Capital gain distributions	—	—	—	—	6	23,403	837	5	9
Net realized gain (loss) on investments	—	—	—	—	7	25,244	912	12	52
Net unrealized appreciation (depreciation) on investments	(12)	—	(1)	—	(37)	(30,822)	(1,509)	(41)	(97)
Net realized and unrealized gain (loss) on investments	(12)	—	(1)	—	(30)	(5,578)	(597)	(29)	(45)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(8)	$—	$—	$—	$(48)	$(6,587)	$(443)	$(23)	$(32)

The accompanying notes are an integral part of these financial statements.
FSA-17

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Small Cap Value VIP CL 2
Investment Income
Dividend income	$1	$4,996	$4,745	$501	$—	$8,077	$5,142	$17,936	$327
Expenses
Mortality and expense risk and administrative charges	31	2,254	1,993	3,117	238	1,812	3,537	7,198	534
Net investment income (loss)	(30)	2,742	2,752	(2,616)	(238)	6,265	1,605	10,738	(207)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	138	(10,276)	(14)	(17,740)	(1,979)	(1,421)	(1,875)	10,758	(1,676)
Capital gain distributions	101	97	130	38,372	13,404	—	38,056	39,575	7,531
Net realized gain (loss) on investments	239	(10,179)	116	20,632	11,425	(1,421)	36,181	50,333	5,855
Net unrealized appreciation (depreciation) on investments	(24)	(10,810)	(6,646)	(27,331)	(10,830)	(19,105)	(56,571)	(101,302)	(9,851)
Net realized and unrealized gain (loss) on investments	215	(20,989)	(6,530)	(6,699)	595	(20,526)	(20,390)	(50,969)	(3,996)
Net Increase (Decrease) in Net Assets Resulting from Operations	$185	$(18,247)	$(3,778)	$(9,315)	$357	$(14,261)	$(18,785)	$(40,231)	$(4,203)

The accompanying notes are an integral part of these financial statements.
FSA-18

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
Investment Income
Dividend income	$—	$15,151	$29	$3,815	$27,594	$3,878	$6	$786	$1,642
Expenses
Mortality and expense risk and administrative charges	315	6,274	18	1,153	4,094	1,499	78	680	1,615
Net investment income (loss)	(315)	8,877	11	2,662	23,500	2,379	(72)	106	27
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(2,327)	(798)	(140)	(1,214)	(486)	(842)	6	246	135
Capital gain distributions	7,344	—	185	3,897	1,792	—	147	6,344	16,089
Net realized gain (loss) on investments	5,017	(798)	45	2,683	1,306	(842)	153	6,590	16,224
Net unrealized appreciation (depreciation) on investments	(5,621)	(11,319)	(522)	(13,718)	(44,454)	(12,275)	(468)	(9,864)	(24,674)
Net realized and unrealized gain (loss) on investments	(604)	(12,117)	(477)	(11,035)	(43,148)	(13,117)	(315)	(3,274)	(8,450)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(919)	$(3,240)	$(466)	$(8,373)	$(19,648)	$(10,738)	$(387)	$(3,168)	$(8,423)

The accompanying notes are an integral part of these financial statements.
FSA-19

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
Investment Income
Dividend income	$33	$95	$81	$6	$127	$188	$553	$721	$449	$8
Expenses
Mortality and expense risk and administrative charges	85	1,460	359	173	436	2,002	372	490	464	9
Net investment income (loss)	(52)	(1,365)	(278)	(167)	(309)	(1,814)	181	231	(15)	(1)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	59	(3,032)	230	538	414	1,101	(543)	800	1,953	55
Capital gain distributions	588	6,077	3,419	2,460	2,168	10,685	—	—	1,985	45
Net realized gain (loss) on investments	647	3,045	3,649	2,998	2,582	11,786	(543)	800	3,938	100
Net unrealized appreciation (depreciation) on investments	(1,441)	(12,479)	(4,166)	(3,357)	(1,366)	(10,824)	669	(1,285)	(4,419)	(114)
Net realized and unrealized gain (loss) on investments	(794)	(9,434)	(517)	(359)	1,216	962	126	(485)	(481)	(14)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(846)	$(10,799)	$(795)	$(526)	$907	$(852)	$307	$(254)	$(496)	$(15)

The accompanying notes are an integral part of these financial statements.
FSA-20

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi-Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
Investment Income
Dividend income	$47	$—	$20	$6	$—	$2	$3	$—	$—
Expenses
Mortality and expense risk and administrative charges	18	800	8	2	2	1	4	73	36
Net investment income (loss)	29	(800)	12	4	(2)	1	(1)	(73)	(36)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	—	(339)	—	—	—	—	—	159	400
Capital gain distributions	—	5,017	1	8	—	—	—	31	19
Net realized gain (loss) on investments	—	4,678	1	8	—	—	—	190	419
Net unrealized appreciation (depreciation) on investments	(95)	(8,137)	(31)	(22)	1	(4)	3	108	(246)
Net realized and unrealized gain (loss) on investments	(95)	(3,459)	(30)	(14)	1	(4)	3	298	173
Net Increase (Decrease) in Net Assets Resulting from Operations	$(66)	$(4,259)	$(18)	$(10)	$(1)	$(3)	$2	$225	$137

The accompanying notes are an integral part of these financial statements.
FSA-21

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Invesco Variable Insurance Funds
	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
Investment Income
Dividend income	$2	$2,985	$646	$2,889	$3,967	$106	$1,833	$1,091	$11,158	$535
Expenses
Mortality and expense risk and administrative charges	579	1,039	420	1,973	2,435	107	833	473	6,562	618
Net investment income (loss)	(577)	1,946	226	916	1,532	(1)	1,000	618	4,596	(83)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	2,331	(64)	2,472	9,039	3,893	371	—	673	(3,489)	(1,247)
Capital gain distributions	3,492	6,729	91	477	15,328	—	34	5,671	65,289	—
Net realized gain (loss) on investments	5,823	6,665	2,563	9,516	19,221	371	34	6,344	61,800	(1,247)
Net unrealized appreciation (depreciation) on investments	(10,106)	(13,203)	(5,164)	(24,308)	(30,910)	(756)	(1,768)	(8,515)	(104,153)	(2,781)
Net realized and unrealized gain (loss) on investments	(4,283)	(6,538)	(2,601)	(14,792)	(11,689)	(385)	(1,734)	(2,171)	(42,353)	(4,028)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,860)	$(4,592)	$(2,375)	$(13,876)	$(10,157)	$(386)	$(734)	$(1,553)	$(37,757)	$(4,111)

The accompanying notes are an integral part of these financial statements.
FSA-22

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Invesco Variable Insurance Funds		Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC
Investment Income
Dividend income	$—	$—	$38	$—	$322	$26,109	$835	$187	$1,129
Expenses
Mortality and expense risk and administrative charges	420	122	672	149	604	6,981	464	270	1,083
Net investment income (loss)	(420)	(122)	(634)	(149)	(282)	19,128	371	(83)	46
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	2,481	(107)	(1,944)	(826)	13	685	(975)	(1,394)	6,367
Capital gain distributions	2,618	1,213	2,972	304	417	3,974	4,022	3,910	4,834
Net realized gain (loss) on investments	5,099	1,106	1,028	(522)	430	4,659	3,047	2,516	11,201
Net unrealized appreciation (depreciation) on investments	(4,657)	(1,814)	(876)	(333)	(2,930)	(41,288)	(5,114)	(3,527)	(15,186)
Net realized and unrealized gain (loss) on investments	442	(708)	152	(855)	(2,500)	(36,629)	(2,067)	(1,011)	(3,985)
Net Increase (Decrease) in Net Assets Resulting from Operations	$22	$(830)	$(482)	$(1,004)	$(2,782)	$(17,501)	$(1,696)	$(1,094)	$(3,939)
The accompanying notes are an integral part of these financial statements.
FSA-23

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Lord Abbett Series Fund, Inc.				MFS Variable Insurance Trust
	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Growth Stock IC	MFS Investors Growth Stock SC	MFS Investors Trust IC	MFS Investors Trust SC
Investment Income
Dividend income	$—	$227	$406	$1,511	$8	$—	$19	$344	$77	$1,055
Expenses
Mortality and expense risk and administrative charges	472	282	759	2,278	72	1,007	7	144	115	1,549
Net investment income (loss)	(472)	(55)	(353)	(767)	(64)	(1,007)	12	200	(38)	(494)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(959)	472	4,253	(15,262)	165	8,249	119	19,461	226	4,251
Capital gain distributions	4,103	2,111	4,184	12,737	281	5,851	201	5,685	901	16,591
Net realized gain (loss) on investments	3,144	2,583	8,437	(2,525)	446	14,100	320	25,146	1,127	20,842
Net unrealized appreciation (depreciation) on investments	(2,974)	207	(11,472)	(9,803)	(67)	(9,093)	(309)	(24,624)	(1,168)	(24,268)
Net realized and unrealized gain (loss) on investments	170	2,790	(3,035)	(12,328)	379	5,007	11	522	(41)	(3,426)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(302)	$2,735	$(3,388)	$(13,095)	$315	$4,000	$23	$722	$(79)	$(3,920)

The accompanying notes are an integral part of these financial statements.
FSA-24

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	MFS Variable Insurance Trust
	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC
Investment Income
Dividend income	$—	$—	$53	$30	$724	$2,068	$172	$1,631	$21,440	$8,642
Expenses
Mortality and expense risk and administrative charges	34	1,273	98	70	358	913	57	570	6,827	4,280
Net investment income (loss)	(34)	(1,273)	(45)	(40)	366	1,155	115	1,061	14,613	4,362
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(2)	(1,635)	142	252	750	2,852	302	4,495	151	30,241
Capital gain distributions	75	4,091	541	497	1,029	3,272	284	2,862	—	24,362
Net realized gain (loss) on investments	73	2,456	683	749	1,779	6,124	586	7,357	151	54,603
Net unrealized appreciation (depreciation) on investments	(104)	(4,166)	(668)	(788)	(2,570)	(8,870)	(1,364)	(15,569)	(23,916)	(73,304)
Net realized and unrealized gain (loss) on investments	(31)	(1,710)	15	(39)	(791)	(2,746)	(778)	(8,212)	(23,765)	(18,701)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(65)	$(2,983)	$(30)	$(79)	$(425)	$(1,591)	$(663)	$(7,151)	$(9,152)	$(14,339)

The accompanying notes are an integral part of these financial statements.
FSA-25

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA
Dividend income	$5	$1,631	$11	$270	$9	$—	$—	$—	$129
Expenses
Mortality and expense risk and administrative charges	9	762	22	395	125	483	42	10	128
Net investment income (loss)	(4)	869	(11)	(125)	(116)	(483)	(42)	(10)	1
Net Realized And Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(87)	1,980	3	(266)	307	(530)	77	75	343
Capital gain distributions	—	933	125	3,411	1,648	9,341	260	81	642
Net realized gain (loss) on investments	(87)	2,913	128	3,145	1,955	8,811	337	156	985
Net unrealized appreciation (depreciation) on investments	(18)	(2,010)	(168)	(4,505)	(1,614)	(8,494)	(144)	(94)	(660)
Net realized and unrealized gain (loss) on investments	(105)	903	(40)	(1,360)	341	317	193	62	325
Net Increase (Decrease) in Net Assets Resulting from Operations	$(109)	$1,772	$(51)	$(1,485)	$225	$(166)	$151	$52	$326

The accompanying notes are an integral part of these financial statements.
FSA-26

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Oppenheimer Variable Account Funds						PIMCO Variable Insurance Trust
	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	Oppenheimer Money Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
Investment Income
Dividend income	$4,174	$878	$22,764	$106	$131	$112	$26	$100	$301	$2,896
Expenses
Mortality and expense risk and administrative charges	3,977	203	4,551	154	258	11,763	9	37	186	1,021
Net investment income (loss)	197	675	18,213	(48)	(127)	(11,651)	17	63	115	1,875
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(2,862)	98	(74)	346	(232)	—	(26)	2	(40)	(26)
Capital gain distributions	25,711	—	—	1,736	3,067	—	—	209	—	—
Net realized gain (loss) on investments	22,849	98	(74)	2,082	2,835	—	(26)	211	(40)	(26)
Net unrealized appreciation (depreciation) on investments	(17,509)	(1,264)	(32,464)	(1,804)	(2,922)	—	(72)	(479)	(563)	(2,691)
Net realized and unrealized gain (loss) on investments	5,340	(1,166)	(32,538)	278	(87)	—	(98)	(268)	(603)	(2,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,537	$(491)	$(14,325)	$230	$(214)	$(11,651)	$(81)	$(205)	$(488)	$(842)

The accompanying notes are an integral part of these financial statements.
FSA-27

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	PIMCO Variable Insurance Trust			Royce Capital Fund		Rydex Variable Trust			The Universal Institutional Funds, Inc.	Van Eck Worldwide Insurance Trust
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Rydex Inverse S&P 500 Strategy	UIF Global Real Estate II	Van Eck Global Hard Asset
Investment Income
Dividend income	$15,621	$603	$42,574	$—	$459	$—	$—	$—	$218	$—
Expenses
Mortality and expense risk and administrative charges	4,227	860	9,845	216	1,959	—	—	—	127	4
Net investment income (loss)	11,394	(257)	32,729	(216)	(1,500)	—	—	—	91	(4)
Net Realized and Unrealized Gains (Losses) on Investments
Net realized gain (loss) on redemption of investment shares	(966)	117	(708)	(643)	(12,343)	—	—	—	184	5
Capital gain distributions	—	38	9,292	961	26,712	—	—	—	—	—
Net realized gain (loss) on investments	(966)	155	8,584	318	14,369	—	—	—	184	5
Net unrealized appreciation (depreciation) on investments	(25,792)	23	(48,511)	(3,167)	(35,729)	(3)	—	—	(552)	(97)
Net realized and unrealized gain (loss) on investments	(26,758)	178	(39,927)	(2,849)	(21,360)	(3)	—	—	(368)	(92)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,364)	$(79)	$(7,198)	$(3,065)	$(22,860)	$(3)	$—	$—	$(277)	$(96)

The accompanying notes are an integral part of these financial statements.
FSA-28

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2015
($ in thousands)

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
From Operations
Net investment income (loss)	$423	$7	$32	$3	$54	$8	$—	$—	$5	$—
Net realized gain (loss) on investments	5,310	—	—	(2)	—	(1)	—	—	—	—
Net unrealized appreciation (depreciation) on investments	(5,592)	(9)	(32)	(3)	20	(4)	(2)	—	9	4
Net increase (decrease) in net assets resulting from operations	141	(2)	—	(2)	74	3	(2)	—	14	4
From Variable Annuity Contract Transactions
Contract owners' net payments	2,469	692	2,169	223	8,242	1,529	111	9	1,522	200
Contract maintenance fees	(481)	(1)	(1)	—	(23)	(3)	—	—	(2)	—
Contract owners' benefits	(5,455)	(12)	(6)	(2)	(32)	(8)	(3)	—	—	(1)
Transfer (to) from other portfolios	(180)	31	158	(1)	1,393	72	17	—	135	8
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3,647)	710	2,320	220	9,580	1,590	125	9	1,655	207
Total increase (decrease) in net assets	(3,506)	708	2,320	218	9,654	1,593	123	9	1,669	211
Net Assets
Beginning of period	66,817	—	—	—	—	—	—	—	—	—
End of period	$63,311	$708	$2,320	$218	$9,654	$1,593	$123	$9	$1,669	$211

The accompanying notes are an integral part of these financial statements.
FSA-29

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
From Operations
Net investment income (loss)	$4	$—	$1	$—	$(18)	$(1,009)	$154	$6	$13
Net realized gain (loss) on investments	—	—	—	—	7	25,244	912	12	52
Net unrealized appreciation (depreciation) on investments	(12)	—	(1)	—	(37)	(30,822)	(1,509)	(41)	(97)
Net increase (decrease) in net assets resulting from operations	(8)	—	—	—	(48)	(6,587)	(443)	(23)	(32)
From Variable Annuity Contract Transactions
Contract owners' net payments	406	4	242		—	19,085	4	—	—
Contract maintenance fees	—	—	—		(1)	(2,375)	(61)	(7)	(17)
Contract owners' benefits	(3)	—	—	—	(98)	(15,788)	(1,212)	(35)	(165)
Transfer (to) from other portfolios	25	—	19		—	(71,571)	80	223	348
Net increase (decrease) in net assets resulting from variable annuity contract transactions	428	4	261	—	(99)	(70,649)	(1,189)	181	166
Total increase (decrease) in net assets	420	4	261	—	(147)	(77,236)	(1,632)	158	134
Net Assets
Beginning of period	—	—	—	—	1,498	261,613	9,403	889	1,963
End of period	$420	$4	$261	$—	$1,351	$184,377	$7,771	$1,047	$2,097

The accompanying notes are an integral part of these financial statements.
FSA-30

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Small Cap Value VIP CL 2
From Operations
Net investment income (loss)	$(30)	$2,742	$2,752	$(2,616)	$(238)	$6,265	$10,738	$1,605	$(207)
Net realized gain (loss) on investments	239	(10,179)	116	20,632	11,425	(1,421)	50,333	36,181	5,855
Net unrealized appreciation (depreciation) on investments	(24)	(10,810)	(6,646)	(27,331)	(10,830)	(19,105)	(101,302)	(56,571)	(9,851)
Net increase (decrease) in net assets resulting from operations	185	(18,247)	(3,778)	(9,315)	357	(14,261)	(40,231)	(18,785)	(4,203)
From Variable Annuity Contract Transactions
Contract owners' net payments	2	213,353	22,998	26,068	1,113	20,073	30,521	18,296	1,505
Contract maintenance fees	(10)	(929)	(1,951)	(3,006)	(194)	(1,332)	(6,632)	(3,217)	(440)
Contract owners' benefits	(364)	(10,024)	(11,393)	(16,136)	(1,626)	(16,174)	(41,250)	(22,106)	(2,679)
Transfer (to) from other portfolios	(42)	(87,735)	30,911	(151,593)	(1,461)	(13,434)	(186,308)	(119,953)	(1,437)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(414)	114,665	40,565	(144,667)	(2,168)	(10,867)	(203,669)	(126,980)	(3,051)
Total increase (decrease) in net assets	(229)	96,418	36,787	(153,982)	(1,811)	(25,128)	(243,900)	(145,765)	(7,254)
Net Assets
Beginning of period	3,191	135,088	159,057	324,649	20,782	175,785	728,537	374,563	47,346
End of period	$2,962	$231,506	$195,844	$170,667	$18,971	$150,657	$484,637	$228,798	$40,092

The accompanying notes are an integral part of these financial statements.
FSA-31

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
From Operations
Net investment income (loss)	$(315)	$8,877	$11	$2,662	$23,500	$2,379	$(72)	$106	$27
Net realized gain (loss) on investments	5,017	(798)	45	2,683	1,306	(842)	153	6,590	16,224
Net unrealized appreciation (depreciation) on investments	(5,621)	(11,319)	(522)	(13,718)	(44,454)	(12,275)	(468)	(9,864)	(24,674)
Net increase (decrease) in net assets resulting from operations	(919)	(3,240)	(466)	(8,373)	(19,648)	(10,738)	(387)	(3,168)	(8,423)
From Variable Annuity Contract Transactions
Contract owners' net payments	2,662	14,883	1,788	6,035	22,443	2,449	501	219	47
Contract maintenance fees	(238)	(6,961)	(14)	(1,015)	(3,963)	(1,164)	(69)	(78)	(1,639)
Contract owners' benefits	(1,884)	(35,440)	(81)	(8,142)	(20,873)	(10,390)	(404)	(8,001)	(11,806)
Transfer (to) from other portfolios	(8,807)	(38,571)	(998)	2,509	23,212	3,903	2,750	(1,116)	(17,360)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(8,267)	(66,089)	695	(613)	20,819	(5,202)	2,778	(8,976)	(30,758)
Total increase (decrease) in net assets	(9,186)	(69,329)	229	(8,986)	1,171	(15,940)	2,391	(12,144)	(39,181)
Net Assets
Beginning of period	27,779	623,015	1,265	107,207	347,037	141,369	4,444	64,132	170,959
End of period	$18,593	$553,686	$1,494	$98,221	$348,208	$125,429	$6,835	$51,988	$131,778

The accompanying notes are an integral part of these financial statements.
FSA-32

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
From Operations
Net investment income (loss)	$(52)	$(1,365)	$(278)	$(167)	$(309)	$(1,814)	$181	$231	$(15)	$(1)
Net realized gain (loss) on investments	647	3,045	3,649	2,998	2,582	11,786	(543)	800	3,938	100
Net unrealized appreciation (depreciation) on investments	(1,441)	(12,479)	(4,166)	(3,357)	(1,366)	(10,824)	669	(1,285)	(4,419)	(114)
Net increase (decrease) in net assets resulting from operations	(846)	(10,799)	(795)	(526)	907	(852)	307	(254)	(496)	(15)
From Variable Annuity Contract Transactions
Contract owners' net payments	43	9,597	44	3	93	7,852	72	2,550	98	1
Contract maintenance fees	(9)	(1,386)	(56)	(238)	(65)	(1,823)	(127)	(595)	(20)	(8)
Contract owners' benefits	(1,616)	(6,734)	(4,001)	(2,120)	(5,382)	(9,709)	(4,976)	(4,967)	(4,934)	(124)
Transfer (to) from other portfolios	132	(66,681)	(744)	(1,449)	(686)	(14,196)	58	(19)	(352)	(36)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,450)	(65,204)	(4,757)	(3,804)	(6,040)	(17,876)	(4,973)	(3,031)	(5,208)	(167)
Total increase (decrease) in net assets	(2,296)	(76,003)	(5,552)	(4,330)	(5,133)	(18,728)	(4,666)	(3,285)	(5,704)	(182)
Net Assets
Beginning of period	9,659	152,268	31,751	23,079	40,289	176,080	35,657	51,151	37,542	852
End of period	$7,363	$76,265	$26,199	$18,749	$35,156	$157,352	$30,991	$47,866	$31,838	$670

The accompanying notes are an integral part of these financial statements.
FSA-33

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs VIT Core Fixed Income Fund SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi-Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
From Operations
Net investment income (loss)	$(800)	$29	$12	$4	$(2)	$1	$(1)	$(73)	$(36)
Net realized gain (loss) on investments	4,678	—	1	8	—	—	—	190	419
Net unrealized appreciation (depreciation) on investments	(8,137)	(95)	(31)	(22)	1	(4)	3	108	(246)
Net increase (decrease) in net assets resulting from operations	(4,259)	(66)	(18)	(10)	(1)	(3)	2	225	137
From Variable Annuity Contract Transactions
Contract owners' net payments	811	9,673	484	85	92	99	339	73	6
Contract maintenance fees	(648)	(27)	(1)	—	—	—	—	(3)	(12)
Contract owners' benefits	(4,009)	(43)	(22)	—	(5)	—	(7)	(854)	(635)
Transfer (to) from other portfolios	(7,117)	1,508	637	105	100	31	108	319	(80)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(10,963)	11,111	1,098	190	187	130	440	(465)	(721)
Total increase (decrease) in net assets	(15,222)	11,045	1,080	180	186	127	442	(240)	(584)
Net Assets
Beginning of period	75,575	—	547	165	52	4	182	6,276	3,775
End of period	$60,353	$11,045	$1,627	$345	$238	$131	$624	$6,036	$3,191

The accompanying notes are an integral part of these financial statements.
FSA-34

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Invesco Variable Insurance Funds
	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
From Operations
Net investment income (loss)	$(577)	$1,946	$226	$916	$1,532	$(1)	$1,000	$618	$4,596	$(83)
Net realized gain (loss) on investments	5,823	6,665	2,563	9,516	19,221	371	34	6,344	61,800	(1,247)
Net unrealized appreciation (depreciation) on investments	(10,106)	(13,203)	(5,164)	(24,308)	(30,910)	(756)	(1,768)	(8,515)	(104,153)	(2,781)
Net increase (decrease) in net assets resulting from operations	(4,860)	(4,592)	(2,375)	(13,876)	(10,157)	(386)	(734)	(1,553)	(37,757)	(4,111)
From Variable Annuity Contract Transactions
Contract owners' net payments	7,656	3,710	156	5,016	14,658	2,551	9,720	92	37,241	6,173
Contract maintenance fees	(682)	(833)	(13)	(1,426)	(1,963)	(80)	(920)	(13)	(6,426)	(709)
Contract owners' benefits	(2,163)	(4,604)	(5,485)	(16,738)	(17,477)	(327)	(10,594)	(4,950)	(35,812)	(2,736)
Transfer (to) from other portfolios	(50,096)	12,672	(980)	(23,095)	(59,978)	(11,605)	1,432	(1,179)	(181,824)	(22,717)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(45,285)	10,945	(6,322)	(36,243)	(64,760)	(9,461)	(362)	(6,050)	(186,821)	(19,989)
Total increase (decrease) in net assets	(50,145)	6,353	(8,697)	(50,119)	(74,917)	(9,847)	(1,096)	(7,603)	(224,578)	(24,100)
Net Assets
Beginning of period	78,129	69,261	38,137	208,968	239,404	12,807	98,609	41,653	636,165	59,535
End of period	$27,984	$75,614	$29,440	$158,849	$164,487	$2,960	$97,513	$34,050	$411,587	$35,435

The accompanying notes are an integral part of these financial statements.
FSA-35

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Invesco Variable Insurance Funds		Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC
From Operations
Net investment income (loss)	$(420)	$(122)	$(634)	$(149)	$(282)	$19,128	$371	$(83)	$46
Net realized gain (loss) on investments	5,099	1,106	1,028	(522)	430	4,659	3,047	2,516	11,201
Net unrealized appreciation (depreciation) on investments	(4,657)	(1,814)	(876)	(333)	(2,930)	(41,288)	(5,114)	(3,527)	(15,186)
Net increase (decrease) in net assets resulting from operations	22	(830)	(482)	(1,004)	(2,782)	(17,501)	(1,696)	(1,094)	(3,939)
From Variable Annuity Contract Transactions
Contract owners' net payments	1,969	1,733	4,199	1,328	1,967	29,881	8,236	1,552	266
Contract maintenance fees	(342)	(139)	(609)	(113)	(482)	(6,870)	(254)	(244)	(488)
Contract owners' benefits	(2,569)	(477)	(3,128)	(513)	(1,447)	(38,869)	(5,805)	(1,493)	(13,968)
Transfer (to) from other portfolios	(6,517)	(11,559)	(21,876)	(2,661)	3,637	77,805	(5,413)	(4,817)	(4,644)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(7,459)	(10,442)	(21,414)	(1,959)	3,675	61,947	(3,236)	(5,002)	(18,834)
Total increase (decrease) in net assets	(7,437)	(11,272)	(21,896)	(2,963)	893	44,446	(4,932)	(6,096)	(22,773)
Net Assets
Beginning of period	40,027	16,478	59,161	11,731	38,387	574,288	49,855	25,074	111,740
End of period	$32,590	$5,206	$37,265	$8,768	$39,280	$618,734	$44,923	$18,978	$88,967

The accompanying notes are an integral part of these financial statements.
FSA-36

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Lord Abbett Series Fund, Inc.				MFS Variable Insurance Trust
	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Growth Stock IC	MFS Investors Growth Stock SC	MFS Investors Trust IC	MFS Investors Trust SC
From Operations
Net investment income (loss)	$(472)	$(55)	$(353)	$(767)	$(64)	$(1,007)	$12	$200	$(38)	$(494)
Net realized gain (loss) on investments	3,144	2,583	8,437	(2,525)	446	14,100	320	25,146	1,127	20,842
Net unrealized appreciation (depreciation) on investments	(2,974)	207	(11,472)	(9,803)	(67)	(9,093)	(309)	(24,624)	(1,168)	(24,268)
Net increase (decrease) in net assets resulting from operations	(302)	2,735	(3,388)	(13,095)	315	4,000	23	722	(79)	(3,920)
From Variable Annuity Contract Transactions
Contract owners' net payments	6,826	4	1,882	12,063	11	1,119	—	58	40	1,612
Contract maintenance fees	(510)	(311)	(377)	(2,180)	(4)	(1,098)	—	(166)	(4)	(1,568)
Contract owners' benefits	(3,622)	(2,866)	(9,988)	(10,908)	(544)	(5,138)	(130)	(1,669)	(1,099)	(6,842)
Transfer (to) from other portfolios	7,429	1,129	(5,159)	(84,266)	208	(70,921)	(2,313)	(67,145)	—	(110,282)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	10,123	(2,044)	(13,642)	(85,291)	(329)	(76,038)	(2,443)	(68,922)	(1,063)	(117,080)
Total increase (decrease) in net assets	9,821	691	(17,030)	(98,386)	(14)	(72,038)	(2,420)	(68,200)	(1,142)	(121,000)
Net Assets
Beginning of period	28,558	27,249	83,064	223,533	5,404	130,103	2,420	68,200	8,995	191,030
End of period	$38,379	$27,940	$66,034	$125,147	$5,390	$58,065	$—	$—	$7,853	$70,030

The accompanying notes are an integral part of these financial statements.
FSA-37

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	MFS Variable Insurance Trust
	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC
From Operations
Net investment income (loss)	$(34)	$(1,273)	$(45)	$(40)	$366	$1,155	$115	$1,061	$14,613	$4,362
Net realized gain (loss) on investments	73	2,456	683	749	1,779	6,124	586	7,357	151	54,603
Net unrealized appreciation (depreciation) on investments	(104)	(4,166)	(668)	(788)	(2,570)	(8,870)	(1,364)	(15,569)	(23,916)	(73,304)
Net increase (decrease) in net assets resulting from operations	(65)	(2,983)	(30)	(79)	(425)	(1,591)	(663)	(7,151)	(9,152)	(14,339)
From Variable Annuity Contract Transactions
Contract owners' net payments	1	911	24	3	150	525	3	726	4,457	3,492
Contract maintenance fees	(1)	(1,244)	(4)	(47)	(10)	(594)	(1)	(427)	(7,536)	(4,183)
Contract owners' benefits	(350)	(7,340)	(797)	(634)	(3,626)	(8,214)	(738)	(3,639)	(35,380)	(21,554)
Transfer (to) from other portfolios	(27)	(10,770)	(43)	(2,448)	(88)	(25,271)	(573)	(32,046)	(126,783)	(238,815)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(377)	(18,443)	(820)	(3,126)	(3,574)	(33,554)	(1,309)	(35,386)	(165,242)	(261,060)
Total increase (decrease) in net assets	(442)	(21,426)	(850)	(3,205)	(3,999)	(35,145)	(1,972)	(42,537)	(174,394)	(275,399)
Net Assets
Beginning of period	2,594	94,951	7,558	7,680	29,780	102,488	5,090	78,284	741,457	516,769
End of period	$2,152	$73,525	$6,708	$4,475	$25,781	$67,343	$3,118	$35,747	$567,063	$241,370
The accompanying notes are an integral part of these financial statements.
FSA-38

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA
From Operations
Net investment income (loss)	$(4)	$869	$(11)	$(125)	$(116)	$(483)	$(42)	$(10)	$1
Net realized gain (loss) on investments	(87)	2,913	128	3,145	1,955	8,811	337	156	985
Net unrealized appreciation (depreciation) on investments	(18)	(2,010)	(168)	(4,505)	(1,614)	(8,494)	(144)	(94)	(660)
Net increase (decrease) in net assets resulting from operations	(109)	1,772	(51)	(1,485)	225	(166)	151	52	326
From Variable Annuity Contract Transactions
Contract owners' net payments	69	1,615	2	10	8	6,936	2	3	41
Contract maintenance fees	(8)	(969)	(1)	(479)	(5)	(555)	(2)	(5)	(3)
Contract owners' benefits	(21)	(2,994)	(227)	(4,159)	(1,183)	(4,023)	(254)	(124)	(1,266)
Transfer (to) from other portfolios	(635)	(58,082)	2,264	56,773	(230)	16,140	(22)	(19)	(214)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(595)	(60,430)	2,038	52,145	(1,410)	18,498	(276)	(145)	(1,442)
Total increase (decrease) in net assets	(704)	(58,658)	1,987	50,660	(1,185)	18,332	(125)	(93)	(1,116)
Net Assets
Beginning of period	1,241	89,173	—	—	9,817	40,005	2,907	1,012	10,207
End of period	$537	$30,515	$1,987	$50,660	$8,632	$58,337	$2,782	$919	$9,091

The accompanying notes are an integral part of these financial statements.
FSA-39

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	Oppenheimer Variable Account Funds						PIMCO Variable Insurance Trust
	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	Oppenheimer Money Fund/VA	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
From Operations
Net investment income (loss)	$197	$675	$18,213	$(48)	$(127)	$(11,651)	$17	$63	$115	$1,875
Net realized gain (loss) on investments	22,849	98	(74)	2,082	2,835	—	(26)	211	(40)	(26)
Net unrealized appreciation (depreciation) on investments	(17,509)	(1,264)	(32,464)	(1,804)	(2,922)	—	(72)	(479)	(563)	(2,691)
Net increase (decrease) in net assets resulting from operations	5,537	(491)	(14,325)	230	(214)	(11,651)	(81)	(205)	(488)	(842)
From Variable Annuity Contract Transactions
Contract owners' net payments	12,728	127	8,889	46	9,377	5,646	459	623	1,694	7,129
Contract maintenance fees	(3,536)	(7)	(4,622)	(5)	(226)	(15,095)	(5)	(31)	(170)	(922)
Contract owners' benefits	(22,155)	(2,401)	(27,267)	(1,378)	(1,577)	(74,530)	(17)	(80)	(777)	(6,485)
Transfer (to) from other portfolios	(84,862)	23	77	(115)	8,929	2,193,675	(519)	2,939	2,680	5,344
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(97,825)	(2,258)	(22,923)	(1,452)	16,503	2,109,696	(82)	3,451	3,427	5,066
Total increase (decrease) in net assets	(92,288)	(2,749)	(37,248)	(1,222)	16,289	2,098,045	(163)	3,246	2,939	4,224
Net Assets
Beginning of period	362,251	16,068	425,726	12,203	19,448	447,994	887	1,299	13,894	83,935
End of period	$269,963	$13,319	$388,478	$10,981	$35,737	$2,546,039	$724	$4,545	$16,833	$88,159

The accompanying notes are an integral part of these financial statements.
FSA-40

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2015
($ in thousands)

	PIMCO Variable Insurance Trust			Royce Capital Fund		Rydex Variable Trust			The Universal Institutional Funds, Inc.	Van Eck Worldwide Insurance Trust
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Rydex Inverse S&P 500 Strategy	UIF Global Real Estate II	Van Eck Global Hard Asset
From Operations
Net investment income (loss)	$11,394	$(257)	$32,729	$(216)	$(1,500)	$—	$—	$—	$91	$(4)
Net realized gain (loss) on investments	(966)	155	8,584	318	14,369	—	—	—	184	5
Net unrealized appreciation (depreciation) on investments	(25,792)	23	(48,511)	(3,167)	(35,729)	(3)	—	—	(552)	(97)
Net increase (decrease) in net assets resulting from operations	(15,364)	(79)	(7,198)	(3,065)	(22,860)	(3)	—	—	(277)	(96)
From Variable Annuity Contract Transactions
Contract owners' net payments	16,006	2,442	34,826	1,535	12,255	—	—	—	5	—
Contract maintenance fees	(4,430)	(806)	(9,775)	(193)	(1,840)	—	—	—	(99)	—
Contract owners' benefits	(19,879)	(5,597)	(49,384)	(1,067)	(9,070)	—	—	—	(639)	(2)
Transfer (to) from other portfolios	60,090	(4,062)	54,506	282	(65,877)	2	—	—	(208)	31
Net increase (decrease) in net assets resulting from variable annuity contract transactions	51,787	(8,023)	30,173	557	(64,532)	2	—	—	(941)	29
Total increase (decrease) in net assets	36,423	(8,102)	22,975	(2,508)	(87,392)	(1)	—	—	(1,218)	(67)
Net Assets
Beginning of period	336,945	79,774	838,594	17,916	198,116	9	6	—	10,471	241
End of period	$373,368	$71,672	$861,569	$15,408	$110,724	$8	$6	$—	$9,253	$174

The accompanying notes are an integral part of these financial statements.
FSA-41

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs US Equity Insights	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Strategic Growth	Goldman Sachs Mid Cap Value	Goldman Sachs Strategic Growth SC	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Small Cap Equity Insights SC
From Operations
Net investment income (loss)	$82	$977	$6	$(160)	$(323)	$(5)	$(1,858)	$—	$1,359	$(77)
Net realized gain (loss) on investments	13,800	(904)	4,773	4,954	10,739	1,939	38,784	36,536	1,930	3,849
Net unrealized appreciation (depreciation) on investments	(6,393)	(3,473)	449	(3,089)	(5,672)	(753)	(17,879)	(17,794)	(8,126)	(2,491)
Net increase (decrease) in net assets resulting from operations	7,489	(3,400)	5,228	1,705	4,744	1,181	19,047	18,742	(4,837)	1,281
From Variable Annuity Contract Transactions
Contract owners' net payments	195	57	129	41	199	27	5,653	145	921	4
Contract maintenance fees	(85)	(133)	(22)	(58)	(68)	(10)	(1,638)	(1,617)	(553)	(227)
Surrenders	(10,288)	(6,022)	(4,707)	(4,589)	(5,791)	(1,745)	(7,961)	(12,942)	(6,138)	(2,716)
Death benefits	(2,128)	(920)	(982)	(734)	(831)	(189)	(1,787)	(1,596)	(504)	(220)
Transfer (to) from other portfolios	(2,712)	(233)	(1,018)	(778)	(1,669)	(392)	(8,322)	(13,636)	(315)	(382)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(15,018)	(7,251)	(6,600)	(6,118)	(8,160)	(2,309)	(14,055)	(29,646)	(6,589)	(3,541)
Total increase (decrease) in net assets	(7,529)	(10,651)	(1,372)	(4,413)	(3,416)	(1,128)	4,992	(10,904)	(11,426)	(2,260)
Net Assets
Beginning of period	71,661	46,308	38,914	36,164	43,705	10,787	171,088	181,863	62,577	25,339
End of period	$64,132	$35,657	$37,542	$31,751	$40,289	$9,659	$176,080	$170,959	$51,151	$23,079

The accompanying notes are an integral part of these financial statements.
FSA-42

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Goldman Sachs Variable Insurance Trust				Calvert Variable Series, Inc.	MFS Variable Insurance Trust
	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	Goldman Sachs Global Markets Navigator SC	Calvert VP SRI Balanced	MFS Growth Series IC	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
From Operations
Net investment income (loss)	$(2)	$(848)	$(567)	$(56)	$—	$(69)	$(41)	$(39)	$178	$(41)
Net realized gain (loss) on investments	125	16,332	27,378	52	118	686	866	1,143	2,189	781
Net unrealized appreciation (depreciation) on investments	(2)	(8,577)	(12,690)	128	8	(223)	(192)	(290)	(195)	(1,037)
Net increase (decrease) in net assets resulting from operations	121	6,907	14,121	124	126	394	633	814	2,172	(297)
From Variable Annuity Contract Transactions
Contract owners' net payments	1	413	7,966	419	—	23	20	71	23	—
Contract maintenance fees	(7)	(576)	(1,491)	(47)	(1)	(4)	(5)	(5)	(12)	(1)
Surrenders	(64)	(4,011)	(5,621)	(415)	(311)	(671)	(862)	(1,165)	(4,432)	(414)
Death benefits	—	(689)	(1,113)	—	(26)	(141)	(110)	(236)	(897)	(47)
Transfer (to) from other portfolios	(90)	(1,871)	(2,575)	1,097	(20)	123	71	(38)	(622)	(347)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(160)	(6,734)	(2,834)	1,054	(358)	(670)	(886)	(1,373)	(5,940)	(809)
Total increase (decrease) in net assets	(39)	173	11,287	1,178	(232)	(276)	(253)	(559)	(3,768)	(1,106)
Net Assets
Beginning of period	891	75,402	140,981	3,266	1,730	5,680	7,811	9,554	33,548	3,700
End of period	$852	$75,575	$152,268	$4,444	$1,498	$5,404	$7,558	$8,995	$29,780	$2,594

The accompanying notes are an integral part of these financial statements.
FSA-43

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	MFS Variable Insurance Trust
	MFS Utilities IC	MFS Investors Growth Stock IC	MFS Growth Series SC	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
From Operations
Net investment income (loss)	$39	$(20)	$(1,153)	$(39)	$(509)	$646	$(1,368)	$586	$(433)
Net realized gain (loss) on investments	392	173	7,540	732	14,186	4,615	25,941	4,248	8,439
Net unrealized appreciation (depreciation) on investments	131	77	694	(141)	(336)	1,683	(41,787)	3,195	(1,579)
Net increase (decrease) in net assets resulting from operations	562	230	7,081	552	13,341	6,944	(17,214)	8,029	6,427
From Variable Annuity Contract Transactions
Contract owners' net payments	41	13	15,921	369	18,770	3,018	6,929	6,391	598
Contract maintenance fees	(1)	(1)	(1,286)	(51)	(1,918)	(651)	(1,128)	(732)	(645)
Surrenders	(593)	(327)	(3,868)	(687)	(6,277)	(10,240)	(6,595)	(5,427)	(7,605)
Death benefits	(90)	(70)	(803)	(106)	(1,558)	(1,983)	(889)	(709)	(559)
Transfer (to) from other portfolios	48	(15)	5,244	593	5,415	1,354	(44,552)	(4,433)	(907)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(595)	(400)	15,208	118	14,432	(8,502)	(46,235)	(4,910)	(9,118)
Total increase (decrease) in net assets	(33)	(170)	22,289	670	27,773	(1,558)	(63,449)	3,119	(2,691)
Net Assets
Beginning of period	5,123	2,590	107,814	7,010	163,257	104,046	158,400	75,165	70,891
End of period	$5,090	$2,420	$130,103	$7,680	$191,030	$102,488	$94,951	$78,284	$68,200

The accompanying notes are an integral part of these financial statements.
FSA-44

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	MFS Variable Insurance Trust		MFS Variable Insurance Trust II		Oppenheimer Variable Account Funds
	MFS VIT Research Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	Oppenheimer Money Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Fund/VA
From Operations
Net investment income (loss)	$12,205	$1,446	$(29)	$1,070	$(3,060)	$(43)	$(87)	$(61)	$503	$(20)
Net realized gain (loss) on investments	358	24,314	(403)	63	—	164	711	826	164	979
Net unrealized appreciation (depreciation) on investments	17,795	10,730	58	(3,960)	1	(6)	625	338	(393)	(847)
Net increase (decrease) in net assets resulting from operations	30,358	36,490	(374)	(2,827)	(3,059)	115	1,249	1,103	274	112
From Variable Annuity Contract Transactions
Contract owners' net payments	55,291	33,951	1,051	21,940	5,743	4	52	49	45	29
Contract maintenance fees	(7,315)	(4,958)	(56)	(1,196)	(3,254)	(2)	(6)	(6)	(8)	(4)
Surrenders	(28,864)	(18,827)	(145)	(1,925)	(53,605)	(417)	(1,213)	(1,413)	(1,958)	(1,426)
Death benefits	(6,780)	(4,343)	(20)	(851)	(5,592)	(80)	(252)	(363)	(421)	(210)
Transfer (to) from other portfolios	56,188	2,638	(3,682)	(13,689)	391,573	(56)	(45)	(162)	(45)	(376)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	68,520	8,461	(2,852)	4,279	334,865	(551)	(1,464)	(1,895)	(2,387)	(1,987)
Total increase (decrease) in net assets	98,878	44,951	(3,226)	1,452	331,806	(436)	(215)	(792)	(2,113)	(1,875)
Net Assets
Beginning of period	642,579	471,818	4,467	87,721	116,188	3,343	10,032	12,995	18,181	12,082
End of period	$741,457	$516,769	$1,241	$89,173	$447,994	$2,907	$9,817	$12,203	$16,068	$10,207

The accompanying notes are an integral part of these financial statements.
FSA-45

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Oppenheimer Variable Account Funds					Van Eck Worldwide Insurance Trust	Invesco Variable Insurance Funds
	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Fund/VA SC	Van Eck Global Hard Asset	Invesco VI American Franchise I	Invesco VI Comstock I	Invesco VI Growth & Income I	Invesco VI Mid-Cap Growth II
From Operations
Net investment income (loss)	$(10)	$(283)	$(118)	$12,348	$(896)	$(5)	$(75)	$24	$216	$(450)
Net realized gain (loss) on investments	38	4,798	1,190	300	31,362	6	201	2,977	7,635	2,013
Net unrealized appreciation (depreciation) on investments	20	570	375	(6,553)	(30,976)	(63)	300	92	(4,121)	828
Net increase (decrease) in net assets resulting from operations	48	5,085	1,447	6,095	(510)	(62)	426	3,093	3,730	2,391
From Variable Annuity Contract Transactions
Contract owners' net payments	4	598	912	9,093	9,305	—	14	84	75	915
Contract maintenance fees	(4)	(344)	(157)	(4,215)	(3,362)	—	(3)	(15)	(15)	(316)
Surrenders	(89)	(3,917)	(1,530)	(27,667)	(21,747)	(9)	(918)	(5,816)	(6,263)	(2,639)
Death benefits	(16)	(350)	(76)	(4,404)	(3,674)	—	(176)	(1,430)	(1,227)	(401)
Transfer (to) from other portfolios	45	(950)	(92)	19,731	(16,781)	(14)	(57)	(1,004)	(1,099)	(2,562)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(60)	(4,963)	(943)	(7,462)	(36,259)	(23)	(1,140)	(8,181)	(8,529)	(5,003)
Total increase (decrease) in net assets	(12)	122	504	(1,367)	(36,769)	(85)	(714)	(5,088)	(4,799)	(2,612)
Net Assets
Beginning of period	1,024	39,883	18,944	427,093	399,020	326	6,990	43,225	46,452	42,639
End of period	$1,012	$40,005	$19,448	$425,726	$362,251	$241	$6,276	$38,137	$41,653	$40,027

The accompanying notes are an integral part of these financial statements.
FSA-46

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Invesco Variable Insurance Funds										The Universal Institutional Funds, Inc.
	Invesco VI Equity and Income II	Invesco VI American Franchise II	Invesco VI Comstock II	Invesco VI Growth & Income II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Government Securities II	Invesco VI International Growth II	Invesco VI Global Real Estate II	Invesco VI Small Cap Equity II	UIF Global Real Estate II
From Operations
Net investment income (loss)	$1,172	$(40)	$105	$2,577	$(484)	$(1,003)	$2,034	$640	$30	$(119)	$(58)
Net realized gain (loss) on investments	16,777	442	11,306	82,038	4,399	3,960	23	(32)	(62)	613	316
Net unrealized appreciation (depreciation) on investments	(1,841)	(140)	4,239	(39,501)	64	(1)	994	(3,358)	1,100	(888)	983
Net increase (decrease) in net assets resulting from operations	16,108	262	15,650	45,114	3,979	2,956	3,051	(2,750)	1,068	(394)	1,241
From Variable Annuity Contract Transactions
Contract owners' net payments	9,535	44	4,210	31,639	13,622	1,712	697	20,350	1,628	3,669	9
Contract maintenance fees	(1,815)	(11)	(1,371)	(5,917)	(806)	(715)	(827)	(1,003)	(111)	(150)	(84)
Surrenders	(19,651)	(666)	(18,657)	(32,714)	(1,764)	(6,811)	(11,693)	(2,257)	(589)	(365)	(1,011)
Death benefits	(3,360)	(116)	(2,999)	(6,035)	(480)	(267)	(1,660)	(646)	(34)	(103)	(96)
Transfer (to) from other portfolios	2,519	(64)	(9,360)	(5,848)	7,396	2,065	3,504	(35,310)	3,004	2,140	162
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(12,772)	(813)	(28,177)	(18,875)	17,968	(4,016)	(9,979)	(18,866)	3,898	5,191	(1,020)
Total increase (decrease) in net assets	3,336	(551)	(12,527)	26,239	21,947	(1,060)	(6,928)	(21,616)	4,966	4,797	221
Net Assets
Beginning of period	236,068	4,326	221,495	609,926	56,182	70,321	105,537	81,151	7,841	11,681	10,250
End of period	$239,404	$3,775	$208,968	$636,165	$78,129	$69,261	$98,609	$59,535	$12,807	$16,478	$10,471

The accompanying notes are an integral part of these financial statements.
FSA-47

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Lord Abbett Series Fund, Inc.								Fidelity Variable Insurance Products
	Lord Abbett Growth & Income VC	Lord Abbett Bond Debenture VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Growth Opportunities VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett International Opportunities VC	Lord Abbett Classic Stock VC	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC2	Fidelity Growth Portfolio SC2	Fidelity Contrafund Portfolio SC2
From Operations
Net investment income (loss)	$(509)	$20,774	$(486)	$(281)	$313	$103	$(117)	$(1,609)	$822	$(34)	$(980)
Net realized gain (loss) on investments	8,400	17,366	5,002	6,174	7,637	4,241	3,151	39,251	2,122	383	15,018
Net unrealized appreciation (depreciation) on investments	(675)	(20,764)	3,807	(4,538)	(3,061)	(6,244)	(1,455)	(27,933)	6,761	(26)	9,319
Net increase (decrease) in net assets resulting from operations	7,216	17,376	8,323	1,355	4,889	(1,900)	1,579	9,709	9,705	323	23,357
From Variable Annuity Contract Transactions
Contract owners' net payments	236	23,029	1,576	388	1,046	4	1,060	10,032	51,320	2	14,942
Contract maintenance fees	(469)	(5,354)	(348)	(223)	(230)	(266)	(239)	(2,244)	(643)	(9)	(2,209)
Surrenders	(16,782)	(35,191)	(11,805)	(3,719)	(7,528)	(3,012)	(1,469)	(9,621)	(7,560)	(757)	(18,151)
Death benefits	(2,546)	(5,913)	(1,709)	(291)	(1,164)	(303)	(317)	(1,972)	(1,083)	(13)	(1,991)
Transfer (to) from other portfolios	(4,956)	34,003	(2,482)	(1,180)	(2,355)	806	(701)	(4,227)	13,346	350	(2,971)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(24,517)	10,574	(14,768)	(5,025)	(10,231)	(2,771)	(1,666)	(8,032)	55,380	(427)	(10,380)
Total increase (decrease) in net assets	(17,301)	27,950	(6,445)	(3,670)	(5,342)	(4,671)	(87)	1,677	65,085	(104)	12,977
Net Assets
Beginning of period	129,041	546,338	89,509	32,228	55,197	31,920	25,161	221,856	70,003	3,295	248,636
End of period	$111,740	$574,288	$83,064	$28,558	$49,855	$27,249	$25,074	$223,533	$135,088	$3,191	$261,613

The accompanying notes are an integral part of these financial statements.
FSA-48

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Fidelity Variable Insurance Products					Franklin Templeton Variable Insurance Products Trust
	Fidelity Mid Cap SC2	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Small Cap Value VIP CL 2
From Operations
Net investment income (loss)	$(3,268)	$141	$1,325	$2	$5	$(235)	$9,617	$820	$(312)	$(265)
Net realized gain (loss) on investments	11,441	385	272	105	85	3,324	1,661	19,152	5,171	5,561
Net unrealized appreciation (depreciation) on investments	(1,813)	196	5,105	(74)	(19)	(2,303)	(3,721)	2,665	(3,591)	(6,331)
Net increase (decrease) in net assets resulting from operations	6,360	722	6,702	33	71	786	7,557	22,637	1,268	(1,035)
From Variable Annuity Contract Transactions
Contract owners' net payments	27,446	5	4,952	1	4	612	16,807	14,704	1,805	1,327
Contract maintenance fees	(3,086)	(56)	(1,461)	(5)	(14)	(165)	(1,780)	(3,353)	(216)	(421)
Surrenders	(14,409)	(1,102)	(9,648)	(270)	(67)	(2,102)	(22,805)	(23,694)	(1,482)	(2,571)
Death benefits	(2,833)	(201)	(1,722)	—	(57)	(170)	(3,181)	(3,728)	(131)	(639)
Transfer (to) from other portfolios	2,456	(457)	9,090	49	179	(62)	(65,304)	(1,885)	(545)	(5,298)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9,574	(1,811)	1,211	(225)	45	(1,887)	(76,263)	(17,956)	(569)	(7,602)
Total increase (decrease) in net assets	15,934	(1,089)	7,913	(192)	116	(1,101)	(68,706)	4,681	699	(8,637)
Net Assets
Beginning of period	308,715	10,492	151,144	1,081	1,847	21,883	244,491	369,882	27,080	55,983
End of period	$324,649	$9,403	$159,057	$889	$1,963	$20,782	$175,785	$374,563	$27,779	$47,346

The accompanying notes are an integral part of these financial statements.
FSA-49

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Franklin Templeton Variable Insurance Products Trust						American Funds Insurance Series	Legg Mason Partners Variable Equity Trust
	Franklin US Government Securities VIP CL 2	Templeton Growth VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Developing Markets VIP CL 2	Franklin Mutual Shares VIP CL 2	American Funds Asset Allocation Class 2	ClearBridge Variable Mid Cap Core II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi-Strategy VIT II
From Operations
Net investment income (loss)	$9,644	$538	$1,137	$13,143	$46	$7,130	$314	$(628)	$(116)	$(76)
Net realized gain (loss) on investments	(169)	7,255	3,714	87	(358)	27,765	5,559	7,773	1,296	447
Net unrealized appreciation (depreciation) on investments	3,929	(13,897)	(19,858)	(11,293)	(83)	673	(3,006)	(5,275)	(1,583)	1,354
Net increase (decrease) in net assets resulting from operations	13,404	(6,104)	(15,007)	1,937	(395)	35,568	2,867	1,870	(403)	1,725
From Variable Annuity Contract Transactions
Contract owners' net payments	41,038	2,380	3,095	28,577	677	33,930	29	3,086	1,089	1,340
Contract maintenance fees	(6,270)	(1,184)	(1,020)	(3,285)	(49)	(6,809)	(433)	(552)	(75)	(409)
Surrenders	(29,273)	(10,944)	(10,126)	(20,193)	(171)	(41,307)	(3,881)	(2,539)	(473)	(904)
Death benefits	(6,399)	(2,111)	(1,202)	(3,486)	(10)	(7,326)	(867)	(508)	(45)	(99)
Transfer (to) from other portfolios	50,285	(17,585)	(8,686)	27,919	(3,001)	(33,056)	(1,268)	903	520	6,133
Net increase (decrease) in net assets resulting from variable annuity contract transactions	49,381	(29,444)	(17,939)	29,532	(2,554)	(54,568)	(6,420)	390	1,016	6,061
Total increase (decrease) in net assets	62,785	(35,548)	(32,946)	31,469	(2,949)	(19,000)	(3,553)	2,260	613	7,786
Net Assets
Beginning of period	560,230	176,917	140,153	315,568	4,214	747,537	70,370	56,901	11,118	30,601
End of period	$623,015	$141,369	$107,207	$347,037	$1,265	$728,537	$66,817	$59,161	$11,731	$38,387
The accompanying notes are an integral part of these financial statements.
FSA-50

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	PIMCO Variable Insurance Trust							Royce Capital Fund
	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$119	$(178)	$429	$(518)	$7,972	$152	$32	$(283)	$(2,300)
Net realized gain (loss) on investments	(22)	48	(259)	109	(41)	(310)	21	2,135	32,417
Net unrealized appreciation (depreciation) on investments	2,380	(280)	5,426	(96)	16,664	227	(11)	(3,565)	(32,863)
Net increase (decrease) in net assets resulting from operations	2,477	(410)	5,596	(505)	24,595	69	42	(1,713)	(2,746)
From Variable Annuity Contract Transactions
Contract owners' net payments	971	3,188	14,306	2,529	23,192	694	185	1,675	11,067
Contract maintenance fees	(123)	(805)	(3,527)	(802)	(8,111)	(77)	(11)	(226)	(1,963)
Surrenders	(494)	(6,897)	(15,930)	(6,391)	(44,209)	(181)	(57)	(1,187)	(8,754)
Death benefits	(248)	(1,073)	(2,808)	(640)	(8,240)	(73)	—	(172)	(1,603)
Transfer (to) from other portfolios	247	3,713	21,348	2,676	32,869	(5,958)	525	(10,452)	(7,371)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	353	(1,874)	13,389	(2,628)	(4,499)	(5,595)	642	(10,362)	(8,624)
Total increase (decrease) in net assets	2,830	(2,284)	18,985	(3,133)	20,096	(5,526)	684	(12,075)	(11,370)
Net Assets
Beginning of period	11,064	86,219	317,960	82,907	818,498	6,413	615	29,991	209,486
End of period	$13,894	$83,935	$336,945	$79,774	$838,594	$887	$1,299	$17,916	$198,116

The accompanying notes are an integral part of these financial statements.
FSA-51

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
For the Year Ended December 31, 2014
($ in thousands)

	Guggenheim Variable Fund					Rydex Variable Trust
	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi-Hedge Strategies	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Rydex Inverse S&P 500 Strategy	Rydex Inverse Government Long Bond	Rydex Commodities Strategy
From Operations
Net investment income (loss)	$(3)	$—	$—	$—	$—	$—	$—	$—
Net realized gain (loss) on investments	—	—	—	—	—	(5)	1	—
Net unrealized appreciation (depreciation) on investments	4	—	7	14	2	—	(4)	(4)
Net increase (decrease) in net assets resulting from operations	1	—	7	14	2	(5)	(3)	(4)
From Variable Annuity Contract Transactions
Contract owners' net payments	336	4	158	110	31	38	—	4
Contract maintenance fees	—	—	—	—	—	—	—	—
Surrenders	(3)	—	(5)	—	(2)	—	—	—
Death benefits	—	—	—	—	—	—	—	—
Transfer (to) from other portfolios	129	—	22	41	21	(33)	2	2
Net increase (decrease) in net assets resulting from variable annuity contract transactions	462	4	175	151	50	5	2	6
Total increase (decrease) in net assets	463	4	182	165	52	—	(1)	2
Net Assets
Beginning of period	84	—	—	—	—	—	7	7
End of period	$547	$4	$182	$165	$52	$—	$6	$9

The accompanying notes are an integral part of these financial statements.
FSA-52

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

1.  ORGANIZATION

The Protective Variable Annuity Separate Account ("Separate Account") was established by Protective Life Insurance Company ("Protective Life") under the provisions of Tennessee law and commenced operations on March 14, 1994. Protective Life is a wholly owned subsidiary of Protective Life Corporation ("PLC"). On February 1, 2015, PLC and its subsidiaries became wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts ("Contracts") issued by Protective Life are allocated until maturity or termination of the Contracts. The following is a list of each variable annuity product funded by the Separate Account:

Dimensions II	Protective Rewards
Elements Access	Protective Rewards B2A
Elements Classic	Protective Rewards Elite
Elements Plus	Protective Values
Mileage Credit	Protective Values Access
Protective Access	Protective Values Advantage
Protective Access XL	Protective Variable Annuity
Protective Advantage	Protective Variable Annuity (2012) L, B, C Series
Protective Dimensions	Protective Variable Annuity II
Protective Investors Series	Protective Variable Annuity II B Series

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Separate Account follows the accounting and reporting guidance in ASC Topic 946, "Financial Services — Investment Companies".

During the years ended December 31, 2015 and 2014, assets were invested in one hundred twenty three subaccounts.

American Funds Asset Allocation Class 2

American Funds Asset Allocation Class 4(c)

American Funds Blue Chip Income & Growth Class 2(c)

American Funds Blue Chip Income & Growth Class 4(c)

American Funds Global Growth Class 2(c)

American Funds Global Growth Class 4(c)

American Funds Global Small Cap Class 2(c)

American Funds Global Small Cap Class 4(c)

American Funds Growth Class 2(c)

American Funds Growth Class 4(c)

American Funds International Class 2(c)

American Funds International Class 4(c)

American Funds New World Class 2(c)

American Funds New World Class 4(c)

Calvert VP SRI Balanced

ClearBridge Variable Mid Cap Core II

ClearBridge Variable Small Cap Growth II

Fidelity Contrafund Portfolio SC2

Fidelity Equity Income SC2

Fidelity Freedom Fund - 2015 Maturity SC2

Fidelity Freedom Fund - 2020 Maturity SC2

Fidelity Growth Portfolio SC2

Fidelity Index 500 Portfolio SC2

Fidelity Investment Grade Bonds SC2

Fidelity Mid Cap SC2

Franklin Flex Cap Growth VIP CL 2

Franklin Income VIP CL 2

Franklin Mutual Shares VIP CL 2

Franklin Rising Dividend VIP CL 2

Franklin Small Cap Value VIP CL 2

Franklin Small-Mid Cap Growth VIP CL 2

Franklin US Government Securities VIP CL 2

Goldman Sachs Global Trends Allocation SC(d)

Goldman Sachs Large Cap Value

FSA-53

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

1.  ORGANIZATION — (Continued)

Goldman Sachs Large Cap Value Fund SC

Goldman Sachs Mid Cap Value

Goldman Sachs Mid Cap Value SC

Goldman Sachs Small Cap Equity Insights

Goldman Sachs Small Cap Equity Insights SC

Goldman Sachs Strategic Growth

Goldman Sachs Strategic Growth SC

Goldman Sachs Strategic International Equity

Goldman Sachs Strategic International Equity SC

Goldman Sachs US Equity Insights

Goldman Sachs US Equity Insights SC

Goldman Sachs VIT Core Fixed Income SC(c)

Goldman Sachs VIT Growth Opportunities SC

Guggenheim Floating Rate Strategies (Series F)

Guggenheim Global Managed Futures Strategy

Guggenheim Long Short Equity

Guggenheim Macro Opportunities Strategies (Series M)

Guggenheim Multi-Hedge Strategies

Invesco VI American Franchise I

Invesco VI American Franchise II

Invesco VI American Value II

Invesco VI Balanced Risk Allocation II

Invesco VI Comstock I

Invesco VI Comstock II

Invesco VI Equity and Income II

Invesco VI Global Real Estate II

Invesco VI Government Securities II

Invesco VI Growth & Income I

Invesco VI Growth & Income II

Invesco VI International Growth II

Invesco VI Mid-Cap Growth II

Invesco VI Small Cap Equity II

Lord Abbett Bond Debenture VC

Lord Abbett Calibrated Dividend Growth VC

Lord Abbett Classic Stock VC

Lord Abbett Growth & Income VC

Lord Abbett Growth Opportunities VC

Lord Abbett International Opportunities VC

Lord Abbett Mid Cap Stock VC

Lord Abbett Series Fundamental Equity VC

MFS Growth Series IC

MFS Growth Series SC

MFS Investors Growth Stock IC(a)

MFS Investors Growth Stock SC(a)

MFS Investors Trust IC

MFS Investors Trust SC

MFS New Discovery IC

MFS New Discovery SC

MFS Research IC

MFS Research SC

MFS Total Return IC

MFS Total Return SC

MFS Utilities IC

MFS Utilities SC

MFS VIT Total Return Bond Series SC(d)

MFS VIT Value SC

MFS VIT II Emerging Markets Equity SC

MFS VIT II International Value SC

MFS VIT II MA Investors Growth Stock IC(b)

MFS VIT II MA Investors Growth Stock SC(b)

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Capital Appreciation Fund/VA SC

Oppenheimer Discovery Mid Cap Growth Fund/VA

Oppenheimer Discovery Mid Cap Growth Fund/VA SC

Oppenheimer Global Fund/VA

Oppenheimer Global Fund/VA SC

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Global Strategic Income Fund/VA SC

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Fund/VA SC

Oppenheimer Money Fund/VA

PIMCO VIT All Asset Advisor

PIMCO VIT Global Diversified Allocation Portfolio

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

QS Legg Mason Dynamic Multi-Strategy VIT II

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

Rydex Commodities Strategy

Rydex Inverse Government Long Bond

Rydex Inverse S&P 500 Strategy

FSA-54

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

1.  ORGANIZATION — (Continued)

Templeton Developing Markets VIP CL 2

Templeton Foreign VIP CL 2

Templeton Global Bond VIP Fund CL 2

Templeton Growth VIP CL 2

UIF Global Real Estate II

Van Eck Global Hard Asset

(a)  Subaccount closed, March 28, 2015.

(b)  Subaccount opened, March 28, 2015.

(c)  Subaccount opened, June 29, 2015.

(d)  Subaccount name changed. See below.

Old Subaccount Name	New Subaccount Name
Goldman Sachs Global Markets Navigator SC	Goldman Sachs Global Trends Allocation SC
MFS VIT Research Bond SC	MFS VIT Total Return Bond Series SC

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts. The Separate Account's assets are the property of Protective Life and are segregated from Protective Life's other assets.

Contract owners may allocate some or all of the applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2015 was approximately $234.5 million.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios ("Funds"), whose investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

FSA-55

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner's interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2015. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 5%. The mortality risk is fully borne by Protective Life and may result in additional amounts being transferred into the Separate Account by Protective Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Protective Life for the calculated or excess differential. As of December 31, 2015, there are 27 contracts in the annuity payout phase with net assets of approximately $1.3 million.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets and Liabilities and the amounts reported in the Statements of Changes in Net Assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

FSA-56

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

FSA-57

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2015 and 2014 were as follows:

(in thousands)	2015			2014
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Class 2	446	629	(183)	330	708	(378)
American Funds Asset Allocation Class 4	74	2	72	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 2	249	2	247	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 4	32	9	23	N/A	N/A	N/A
American Funds Global Growth Class 2	1,001	1	1,000	N/A	N/A	N/A
American Funds Global Growth Class 4	167	1	166	N/A	N/A	N/A
American Funds Global Small Cap Class 2	14	0	14	N/A	N/A	N/A
American Funds Global Small Cap Class 4	1	0	1	N/A	N/A	N/A
American Funds Growth Class 2	168	0	168	N/A	N/A	N/A
American Funds Growth Class 4	21	0	21	N/A	N/A	N/A
American Funds International Class 2	48	0	48	N/A	N/A	N/A
American Funds International Class 4	0	0	0	N/A	N/A	N/A
American Funds New World Class 2	29	0	29	N/A	N/A	N/A
American Funds New World Class 4	0	0	0	N/A	N/A	N/A
Calvert VP SRI Balanced	5	10	5	—	18	(18)
ClearBridge Variable Mid Cap Core II	1,761	3,099	(1,338)	1,646	1,721	(75)
ClearBridge Variable Small Cap Growth II	462	607	(145)	729	714	15
Fidelity Contrafund Portfolio SC2	4,976	9,632	4,656	1,702	2,294	(592)
Fidelity Equity Income SC2	17	80	(63)	4	109	(105)
Fidelity Freedom Fund - 2015 Maturity SC2	17	6	11	16	33	(17)
Fidelity Freedom Fund - 2020 Maturity SC2	24	14	10	30	25	5
Fidelity Growth Portfolio SC2	5	27	(22)	28	46	(18)
Fidelity Index 500 Portfolio SC2	24,433	18,813	5,620	3,850	508	3,342
Fidelity Investment Grade Bonds SC2	3,978	205	3,773	772	562	210
Fidelity Mid Cap SC2	3,411	12,984	9,573	9,673	9,412	261
Franklin Flex Cap Growth VIP CL 2	895	1,042	(147)	306	438	(132)
Franklin Income VIP CL 2	3,780	4,469	(689)	2,978	8,487	(5,509)
Franklin Mutual Shares VIP CL 2	8,639	22,728	(14,089)	9,512	13,719	(4,207)
Franklin Rising Dividend VIP CL 2	3,497	11,835	(8,338)	3,856	5,103	(1,247)
Franklin Small Cap Value VIP CL 2	912	1,132	(220)	621	1,116	(495)

FSA-58

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2015			2014
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Small-Mid Cap Growth VIP CL 2	334	868	(534)	439	483	(44)
Franklin US Government Securities VIP CL 2	1,164	7,341	(6,177)	5,777	643	5,134
Goldman Sachs Global Trends Allocation SC	397	136	261	173	74	99
Goldman Sachs Large Cap Value	19	368	(349)	5	641	(636)
Goldman Sachs Large Cap Value Fund SC	106	2,023	(1,917)	207	2,250	(2,043)
Goldman Sachs Mid Cap Value	10	65	(55)	6	96	(90)
Goldman Sachs Mid Cap Value SC	1,021	5,122	(4,101)	1,977	2,273	(296)
Goldman Sachs Small Cap Equity Insights	5	132	(127)	3	177	(174)
Goldman Sachs Small Cap Equity Insights SC	4	201	(197)	4	203	(199)
Goldman Sachs Strategic Growth	38	281	(243)	4	380	(376)
Goldman Sachs Strategic Growth SC	4,805	6,002	(1,197)	452	1,229	(777)
Goldman Sachs Strategic International Equity	23	332	(309)	14	463	(449)
Goldman Sachs Strategic International Equity SC	534	888	(354)	207	799	(592)
Goldman Sachs US Equity Insights	7	151	(144)	4	218	(214)
Goldman Sachs US Equity Insights SC	1	9	(8)	2	10	(8)
Goldman Sachs VIT Core Fixed Income SC	1,110	1	1,109	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC	108	725	(617)	202	562	(360)
Guggenheim Floating Rate Strategies (Series F)	111	5	106	54	9	45
Guggenheim Global Managed Futures Strategy	17	1	16	14	0	14
Guggenheim Long Short Equity	18	1	17	5	0	5
Guggenheim Macro Opportunities Strategies (Series M)	13	1	12	0	0	0
Guggenheim Multi-Hedge Strategies	43	1	42	18	11	7
Invesco VI American Franchise I	53	108	(55)	2	148	(146)
Invesco VI American Franchise II	3	68	(65)	14	91	(77)
Invesco VI American Value II	395	3,124	(2,729)	2,216	1,217	999
Invesco VI Balanced Risk Allocation II	1,598	717	881	825	1,123	(298)
Invesco VI Comstock I	8	251	(243)	9	332	(323)
Invesco VI Comstock II	721	2,620	(1,899)	619	1,795	(1,176)

FSA-59

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2015			2014
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco VI Equity and Income II	2,166	6,361	(4,195)	1,960	2,442	(482)
Invesco VI Global Real Estate II	372	(1,147)	(775)	851	527	324
Invesco VI Government Securities II	851	819	32	352	1,283	(931)
Invesco VI Growth & Income I	8	274	(266)	11	399	(388)
Invesco VI Growth & Income II	11,532	23,561	(12,029)	6,433	7,354	(921)
Invesco VI International Growth II	5,487	7,373	(1,886)	4,686	6,420	(1,734)
Invesco VI Mid-Cap Growth II	416	841	(425)	198	496	(298)
Invesco VI Small Cap Equity II	190	982	(792)	1,256	916	340
Lord Abbett Bond Debenture VC	6,386	689	5,697	2,372	878	1,494
Lord Abbett Calibrated Dividend Growth VC	776	837	(61)	167	634	(467)
Lord Abbett Classic Stock VC	920	1,311	(391)	354	484	(130)
Lord Abbett Growth & Income VC	52	1,119	(1,067)	20	1,431	(1,411)
Lord Abbett Growth Opportunities VC	2,637	1,972	665	107	309	(202)
Lord Abbett International Opportunities VC	314	453	(139)	78	284	(206)
Lord Abbett Mid Cap Stock VC	31	684	(653)	99	812	(713)
Lord Abbett Series Fundamental Equity VC	2,577	8,581	(6,004)	3,312	3,946	(634)
MFS Growth Series IC	16	23	(7)	20	44	(24)
MFS Growth Series SC	44	4,464	(4,420)	2,491	1,601	890
MFS Investors Growth Stock IC	1	216	(215)	5	43	(38)
MFS Investors Growth Stock SC	10	5,408	(5,398)	356	1,175	(819)
MFS Investors Trust IC	5	52	(47)	7	73	(66)
MFS Investors Trust SC	13	7,114	(7,101)	3,197	2,406	791
MFS New Discovery IC	1	12	(11)	3	26	(23)
MFS New Discovery SC	3,197	4,107	(910)	3,748	6,984	(3,236)
MFS Research IC	6	41	(35)	14	53	(39)
MFS Research SC	29	206	(177)	117	111	6
MFS Total Return IC	9	154	(145)	10	261	(251)
MFS Total Return SC	14	2,116	(2,102)	376	734	(358)
MFS Utilities IC	2	40	(38)	16	32	(16)
MFS Utilities SC	703	2,810	(2,107)	538	772	(234)
MFS VIT Total Return Bond Series SC	608	15,422	(14,814)	6,821	348	6,473
MFS VIT Value SC	29	15,889	(15,860)	6,292	6,046	246
MFS VIT II Emerging Markets Equity SC	19	90	(71)	618	951	(333)
MFS VIT II International Value SC	3,076	7,587	(4,511)	6,887	6,782	105
MFS VIT II MA Investors Growth Stock IC	230	28	202	N/A	N/A	N/A
MFS VIT II MA Investors Growth Stock SC	6,323	1,192	5,131	N/A	N/A	N/A

FSA-60

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2015			2014
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Oppenheimer Capital Appreciation Fund/VA	3	57	(54)	11	78	(67)
Oppenheimer Capital Appreciation Fund/VA SC	2,470	1,415	1,055	129	405	(276)
Oppenheimer Discovery Mid Cap Growth Fund/VA	2	14	(12)	6	34	(28)
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	4	12	(8)	8	11	(3)
Oppenheimer Global Fund/VA	3	43	(40)	5	64	(59)
Oppenheimer Global Fund/VA SC	8,499	14,147	(5,648)	5,203	7,076	(1,873)
Oppenheimer Global Strategic Income Fund/VA	22	126	(104)	15	126	(111)
Oppenheimer Global Strategic Income Fund/VA SC	815	2,239	(1,424)	1,052	1,000	52
Oppenheimer Main Street Fund/VA	4	71	(67)	6	100	(94)
Oppenheimer Main Street Fund/VA SC	1,708	786	922	248	298	(50)
Oppenheimer Money Fund/VA	540,398	212,858	327,540	277,903	226,477	51,426
PIMCO VIT All Asset Advisor	30	38	(8)	622	1,144	(522)
PIMCO VIT Global Diversified Allocation Portfolio	413	88	325	76	16	60
PIMCO VIT Long-Term US Government Advisor	492	242	250	218	192	26
PIMCO VIT Low Duration Advisor	1,057	564	493	847	1,011	(164)
PIMCO VIT Real Return Advisor	5,668	445	5,223	2,105	694	1,411
PIMCO VIT Short-Term Advisor	1,036	1,845	(809)	853	1,124	(271)
PIMCO VIT Total Return Advisor	4,946	2,067	2,879	3,126	3,350	(224)
QS Legg Mason Dynamic Multi-Strategy VIT II	995	687	308	670	155	515
Royce Capital Fund Micro-Cap SC	1,664	1,666	(2)	686	1,623	(937)
Royce Capital Fund Small-Cap SC	6,875	11,663	(4,788)	7,195	8,154	(959)
Rydex Commodities Strategy	1	0	1	1	1	0
Rydex Inverse Government Long Bond	0	0	0	0	0	0
Rydex Inverse S&P 500 Strategy	0	0	0	4	4	0
Templeton Developing Markets VIP CL 2	437	368	69	540	831	(291)
Templeton Foreign VIP CL 2	1,796	1,870	(74)	437	1,802	(1,365)
Templeton Global Bond VIP Fund CL 2	2,725	833	1,892	3,054	262	2,792
Templeton Growth VIP CL 2	1,515	1,950	(435)	254	2,315	(2,061)
UIF Global Real Estate II	92	164	(72)	105	183	(78)
Van Eck Global Hard Asset	1	0	1	1	1	0

FSA-61

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

5.  INVESTMENTS

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2015 are as follows:

(in thousands)	Purchases	Sales
American Funds Asset Allocation Class 2	$14,746	$13,403
American Funds Asset Allocation Class 4	736	20
American Funds Blue Chip Income & Growth Class 2	2,376	24
American Funds Blue Chip Income & Growth Class 4	305	83
American Funds Global Growth Class 2	9,643	9
American Funds Global Growth Class 4	1,612	14
American Funds Global Small Cap Class 2	128	3
American Funds Global Small Cap Class 4	9	0
American Funds Growth Class 2	1,662	2
American Funds Growth Class 4	209	2
American Funds International Class 2	432	0
American Funds International Class 4	4	0
American Funds New World Class 2	262	0
American Funds New World Class 4	0	0
Calvert VP SRI Balanced	105	217
ClearBridge Variable Mid Cap Core II	37,347	56,421
ClearBridge Variable Small Cap Growth II	10,238	12,041
Fidelity Contrafund Portfolio SC2	123,340	171,595
Fidelity Equity Income SC2	1,473	1,672
Fidelity Freedom Fund - 2015 Maturity SC2	296	103
Fidelity Freedom Fund - 2020 Maturity SC2	409	221
Fidelity Growth Portfolio SC2	209	553
Fidelity Index 500 Portfolio SC2	445,640	328,135
Fidelity Investment Grade Bonds SC2	62,213	18,766
Fidelity Mid Cap SC2	106,600	215,511
Franklin Flex Cap Growth VIP CL 2	29,606	18,608
Franklin Income VIP CL 2	69,554	74,157
Franklin Mutual Shares VIP CL 2	220,561	373,920
Franklin Rising Dividend VIP CL 2	115,305	202,624
Franklin Small Cap Value VIP CL 2	25,230	20,957
Franklin Small-Mid Cap Growth VIP CL 2	15,290	16,528
Franklin US Government Securities VIP CL 2	38,933	96,146
Goldman Sachs Global Trends Allocation SC	4,584	1,731
Goldman Sachs Large Cap Value	8,188	10,714
Goldman Sachs Large Cap Value Fund SC	21,044	35,687
Goldman Sachs Mid Cap Value	1,008	1,924
Goldman Sachs Mid Cap Value SC	30,167	90,659
Goldman Sachs Small Cap Equity Insights	3,833	5,448
Goldman Sachs Small Cap Equity Insights SC	2,615	4,128
Goldman Sachs Strategic Growth	3,380	7,563

FSA-62

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

5.  INVESTMENTS — (Continued)

(in thousands)	Purchases	Sales
Goldman Sachs Strategic Growth SC	$106,608	$115,613
Goldman Sachs Strategic International Equity	1,214	6,007
Goldman Sachs Strategic International Equity SC	11,017	13,817
Goldman Sachs US Equity Insights	2,790	6,025
Goldman Sachs US Equity Insights SC	85	209
Goldman Sachs VIT Core Fixed Income SC	11,155	15
Goldman Sachs VIT Growth Opportunities SC	8,736	15,482
Guggenheim Floating Rate Strategies (Series F)	1,175	63
Guggenheim Global Managed Futures Strategy	213	11
Guggenheim Long Short Equity	198	13
Guggenheim Macro Opportunities Strategies (Series M)	137	5
Guggenheim Multi-Hedge Strategies	457	19
Invesco VI American Franchise I	517	1,024
Invesco VI American Franchise II	59	797
Invesco VI American Value II	15,983	58,354
Invesco VI Balanced Risk Allocation II	35,697	16,077
Invesco VI Comstock I	1,089	7,096
Invesco VI Comstock II	23,836	58,686
Invesco VI Equity and Income II	66,432	114,331
Invesco VI Global Real Estate II	5,332	14,795
Invesco VI Government Securities II	17,485	16,848
Invesco VI Growth & Income I	7,041	6,804
Invesco VI Growth & Income II	292,600	409,536
Invesco VI International Growth II	71,252	91,324
Invesco VI Mid-Cap Growth II	10,723	15,983
Invesco VI Small Cap Equity II	4,469	13,820
Lord Abbett Bond Debenture VC	148,713	63,664
Lord Abbett Calibrated Dividend Growth VC	22,274	21,120
Lord Abbett Classic Stock VC	19,687	20,861
Lord Abbett Growth & Income VC	8,376	22,331
Lord Abbett Growth Opportunities VC	52,715	38,961
Lord Abbett International Opportunities VC	8,366	8,353
Lord Abbett Mid Cap Stock VC	7,945	17,760
Lord Abbett Series Fundamental Equity VC	62,662	135,983
MFS Growth Series IC	599	712
MFS Growth Series SC	8,724	79,917
MFS Investors Growth Stock IC	226	2,456
MFS Investors Growth Stock SC	6,451	69,488
MFS Investors Trust IC	1,125	1,303
MFS Investors Trust SC	19,092	120,074
MFS New Discovery IC	120	457
MFS New Discovery SC	56,215	71,840

FSA-63

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

5.  INVESTMENTS — (Continued)

(in thousands)	Purchases	Sales
MFS Research IC	$741	$1,065
MFS Research SC	1,389	4,057
MFS Total Return IC	2,094	4,274
MFS Total Return SC	7,020	36,147
MFS Utilities IC	551	1,461
MFS Utilities SC	19,000	50,464
MFS VIT Total Return Bond SC	31,767	182,399
MFS VIT Value SC	36,176	268,513
MFS VIT II Emerging Markets Equity SC	185	784
MFS VIT II International Value SC	44,986	103,613
MFS VIT II MA Investors Growth Stock Portfolio IC	2,459	308
MFS VIT II MA Investors Growth Stock Portfolio SC	67,806	12,376
Oppenheimer Capital Appreciation Fund/VA	1,739	1,617
Oppenheimer Capital Appreciation Fund/VA SC	58,448	31,091
Oppenheimer Discovery Mid Cap Growth Fund/VA	313	371
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	171	245
Oppenheimer Global Fund/VA	878	1,679
Oppenheimer Global Fund/VA SC	179,271	251,187
Oppenheimer Global Strategic Income Fund/VA	1,468	3,025
Oppenheimer Global Strategic Income Fund/VA SC	44,806	49,515
Oppenheimer Main Street Fund/VA	1,958	1,711
Oppenheimer Main Street Fund/VA SC	38,066	18,623
Oppenheimer Money Fund/VA	3,389,670	1,291,632
PIMCO VIT All Asset Advisor	348	413
PIMCO VIT Global Diversified Allocation Portfolio	4,775	1,052
PIMCO VIT Long-Term US Government Advisor	8,341	4,799
PIMCO VIT Low Duration Advisor	20,794	13,853
PIMCO VIT Real Return Advisor	89,800	26,618
PIMCO VIT Short-Term Advisor	16,216	24.459
PIMCO VIT Total Return Advisor	153,279	81,085
QS Legg Mason Dynamic Multi-Strategy VIT II	13,174	9,364
Royce Capital Fund Micro-Cap SC	20,766	19,464
Royce Capital Fund Small-Cap SC	135,575	174,894
Rydex Commodities Strategy	3	0
Rydex Inverse Government Long Bond	0	0
Rydex Inverse S&P 500 Strategy	0	0
Templeton Developing Markets VIP CL 2	4,246	3,356
Templeton Foreign VIP CL 2	35,393	29,446
Templeton Global Bond VIP Fund CL 2	78,139	32,027
Templeton Growth VIP CL 2	30,239	33,063
UIF Global Real Estate II	1,806	2,657
Van Eck Global Hard Asset	44	20

FSA-64

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS

Protective Life sells a number of variable annuity products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the contract owner's account. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The following tables were developed by determining which products offered by Protective Life and funded by the Separate Account have the highest and lowest expense ratios. The summaries may not reflect or directly equate to the minimum and maximum contract charges offered by Protective Life, as contract owners may not have selected all available and applicable contract options for or during the periods presented.

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2015, were as follows:

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
American Funds Asset Allocation Class 2
2015	3,745	$14.85	$20.68	$63,311	1.63%	0.60%	1.70%	–0.32%	0.79%
2014	3,928	$14.81	$20.56	$66,817	1.45%	0.60%	1.70%	3.61%	4.76%
2013	4,306	$14.18	$19.67	$70,370	1.43%	0.60%	1.70%	21.59%	22.95%
2012	4,798	$11.57	$16.03	$64,202	1.94%	0.60%	1.70%	14.21%	15.49%
2011	4,795	$10.04	$13.91	$56,603	2.03%	0.60%	1.70%	–0.42%	0.69%
American Funds Asset Allocation Class 4(c)
2015	72	$9.77	$9.77	$708	2.37%	1.30%	1.30%	–0.18%	–0.18%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 2(c)
2015	247	$9.41	$9.41	$2,320	3.11%	0.90%	0.90%	–2.97%	–2.97%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 4(c)
2015	23	$9.37	$9.37	$218	2.92%	1.30%	1.30%	–3.25%	–3.25%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 2(c)
2015	1,000	$9.65	$9.65	$9,654	1.43%	0.90%	0.90%	–1.22%	–1.22%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-65

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
American Funds Global Growth Class 4(c)
2015	166	$9.61	$9.61	$1,593	1.43%	1.30%	1.30%	–1.56%	–1.56%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Cap Class 2(c)
2015	14	$8.85	$8.85	$123	0.00%	0.90%	0.90%	–12.31%	–12.31%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Cap Class 4(c)
2015	1	$8.81	$8.81	$9	0.00%	1.30%	1.30%	–12.62%	–12.62%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 2(c)
2015	168	$9.96	$9.96	$1,669	0.90%	0.90%	0.90%	0.92%	0.92%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 4(c)
2015	21	$9.92	$9.92	$211	0.73%	1.30%	1.30%	0.59%	0.59%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Class 2(c)
2015	48	$8.69	$8.69	$420	2.19%	0.90%	0.90%	–10.14%	–10.14%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Class 4(c)
2015	0	$8.65	$8.65	$4	2.40%	1.30%	1.30%	–10.43%	–10.43%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Class 2(c)
2015	29	$9.08	$9.08	$261	0.45%	0.90%	0.90%	–6.63%	–6.63%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
FSA-66

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Calvert VP SRI Balanced
2015	71	$16.28	$19.28	$1,351	0.11%	0.70%	1.80%	–3.95%	–2.88%
2014	76	$16.79	$20.37	$1,498	1.40%	0.70%	1.80%	7.63%	8.83%
2013	94	$15.45	$18.82	$1,730	1.00%	0.70%	1.80%	15.88%	17.18%
2012	109	$13.20	$16.15	$1,710	1.11%	0.70%	1.80%	8.52%	9.74%
2011	136	$11.72	$14.80	$1,948	1.17%	0.70%	1.80%	2.69%	3.84%
ClearBridge Variable Mid Cap Core II
2015	2,038	$15.02	$20.90	$37,265	0.08%	0.60%	1.75%	0.20%	1.38%
2014	3,376	$14.99	$20.61	$59,161	0.09%	0.60%	1.75%	5.94%	7.18%
2013	3,451	$14.15	$19.23	$56,901	0.06%	0.60%	1.75%	34.66%	36.23%
2012	2,844	$10.51	$14.12	$35,819	0.88%	0.60%	1.75%	15.55%	16.90%
2011	1,524	$9.10	$12.08	$17,750	0.00%	0.60%	1.75%	–5.77%	–4.72%
ClearBridge Variable Small Cap Growth II
2015	455	$15.31	$22.25	$8,768	0.00%	0.60%	1.75%	–6.26%	–5.17%
2014	600	$16.34	$23.46	$11,731	0.00%	0.60%	1.75%	1.97%	3.16%
2013	585	$16.02	$22.74	$11,118	0.05%	0.60%	1.75%	44.06%	45.74%
2012	350	$11.12	$15.55	$4,773	0.14%	0.60%	1.75%	16.88%	18.13%
2011	169	$9.53	$13.17	$2,110	0.00%	0.60%	1.75%	–0.65%	0.30%
Fidelity Contrafund Portfolio SC2
2015	9,961	$14.71	$25.20	$184,377	0.78%	0.60%	1.75%	–1.34%	–0.19%
2014	14,617	$14.91	$25.30	$261,613	0.75%	0.60%	1.75%	9.70%	10.99%
2013	15,209	$13.59	$22.84	$248,636	0.87%	0.60%	1.75%	28.67%	30.17%
2012	13,169	$10.56	$17.59	$172,073	1.29%	0.60%	1.75%	14.11%	15.44%
2011	9,977	$9.26	$15.26	$119,890	0.88%	0.60%	1.75%	–4.43%	–3.37%
Fidelity Equity Income SC2
2015	448	$13.19	$23.20	$7,771	2.84%	0.60%	1.65%	–5.82%	–4.81%
2014	511	$14.01	$24.42	$9,403	2.46%	0.60%	1.65%	6.69%	7.83%
2013	616	$13.13	$22.70	$10,492	2.21%	0.60%	1.65%	25.72%	27.06%
2012	723	$10.44	$17.90	$9,705	2.81%	0.60%	1.65%	15.12%	16.35%
2011	848	$9.07	$15.41	$9,782	2.29%	0.60%	1.65%	–1.00%	0.05%
Fidelity Freedom Fund - 2015 Maturity SC2
2015	71	$12.56	$17.72	$1,047	1.77%	0.60%	1.65%	–2.15%	–1.10%
2014	60	$12.84	$17.95	$889	1.26%	0.60%	1.65%	2.73%	3.83%
2013	77	$12.50	$17.32	$1,081	1.59%	0.70%	1.65%	12.22%	13.31%
2012	83	$11.14	$15.30	$1,005	1.69%	0.70%	1.65%	10.06%	11.12%
2011	91	$10.12	$13.79	$996	1.84%	0.70%	1.65%	–2.15%	–1.21%
Fidelity Freedom Fund - 2020 Maturity SC2
2015	133	$12.49	$18.90	$2,097	1.70%	0.60%	1.65%	–2.10%	–1.06%
2014	123	$12.76	$19.14	$1,963	1.37%	0.60%	1.65%	2.87%	3.97%
2013	118	$12.41	$18.45	$1,847	1.48%	0.60%	1.65%	13.73%	14.94%
2012	134	$10.91	$16.09	$1,803	1.82%	0.60%	1.65%	11.20%	12.39%
2011	139	$9.81	$14.34	$1,670	1.95%	0.60%	1.65%	–2.87%	–1.83%
Fidelity Growth Portfolio SC2
2015	147	$17.07	$28.31	$2,962	0.03%	0.60%	1.65%	5.14%	6.26%
2014	169	$16.24	$26.69	$3,191	0.00%	0.60%	1.65%	9.18%	10.35%
2013	187	$14.87	$24.24	$3,295	0.05%	0.70%	1.65%	33.76%	35.05%
2012	198	$11.12	$17.97	$2,576	0.35%	0.70%	1.65%	12.51%	13.71%
2011	239	$9.88	$15.83	$2,727	0.12%	0.70%	1.65%	–1.68%	–0.63%

FSA-67

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Fidelity Index 500 Portfolio SC2
2015	13,418	$15.71	$25.66	$231,506	2.73%	0.60%	1.75%	–0.68%	0.48%
2014	7,798	$15.82	$25.59	$135,088	2.18%	0.60%	1.75%	11.31%	12.61%
2013	4,456	$14.21	$22.77	$70,003	1.75%	0.60%	1.75%	29.60%	31.12%
2012	3,870	$10.96	$17.40	$47,691	2.07%	0.60%	1.75%	13.61%	14.94%
2011	3,075	$9.65	$15.17	$34,615	1.92%	0.60%	1.75%	0.06%	1.18%
Fidelity Investment Grade Bonds SC2
2015	16,489	$10.33	$14.38	$195,844	2.67%	0.60%	1.75%	–2.58%	–1.44%
2014	12,716	$10.60	$14.65	$159,057	2.01%	0.60%	1.75%	3.77%	4.98%
2013	12,506	$10.22	$14.02	$151,144	2.30%	0.60%	1.75%	–3.78%	–2.65%
2012	10,376	$10.60	$14.47	$133,280	2.44%	0.60%	1.75%	3.75%	4.97%
2011	7,383	$10.13	$13.85	$95,617	3.39%	0.60%	1.75%	5.22%	6.40%
Fidelity Mid Cap SC2
2015	9,433	$13.40	$26.98	$170,667	0.20%	0.60%	1.75%	–3.35%	–2.22%
2014	19,006	$13.87	$27.71	$324,649	0.02%	0.60%	1.75%	4.18%	5.40%
2013	18,745	$13.31	$26.41	$308,715	0.30%	0.60%	1.75%	33.50%	35.06%
2012	14,980	$9.97	$19.65	$194,319	0.53%	0.60%	1.75%	12.56%	13.87%
2011	6,959	$8.86	$17.33	$93,489	0.03%	0.60%	1.75%	–12.36%	–11.39%
Franklin Flex Cap Growth VIP CL 2
2015	1,116	$14.34	$23.24	$18,971	0.00%	0.60%	1.75%	2.54%	3.74%
2014	1,263	$13.99	$22.45	$20,782	0.00%	0.60%	1.75%	4.25%	5.47%
2013	1,395	$13.42	$21.33	$21,883	0.00%	0.60%	1.75%	35.08%	36.66%
2012	1,289	$9.93	$15.64	$15,148	0.00%	0.60%	1.75%	7.35%	8.61%
2011	1,022	$9.25	$14.43	$11,462	0.00%	0.60%	1.75%	–6.42%	–5.37%
Franklin Income VIP CL 2
2015	10,486	$11.21	$18.42	$150,657	4.95%	0.60%	1.75%	–8.68%	–7.61%
2014	11,175	$12.27	$19.98	$175,785	5.08%	0.60%	1.75%	2.79%	3.99%
2013	16,684	$11.94	$19.25	$244,491	6.40%	0.60%	1.75%	11.95%	13.26%
2012	14,380	$10.66	$17.03	$193,499	6.33%	0.60%	1.75%	10.68%	11.98%
2011	11,892	$9.64	$15.24	$150,680	5.65%	0.60%	1.75%	0.65%	1.77%
Franklin Mutual Shares VIP CL 2
2015	33,349	$12.82	$20.63	$484,637	2.96%	0.60%	1.75%	–6.60%	–5.51%
2014	47,438	$13.71	$21.87	$728,537	2.04%	0.60%	1.75%	5.25%	6.48%
2013	51,645	$13.01	$20.58	$747,537	2.13%	0.60%	1.75%	26.02%	27.49%
2012	48,673	$10.32	$16.18	$557,517	2.18%	0.60%	1.75%	12.24%	13.56%
2011	37,146	$9.18	$14.27	$380,902	2.58%	0.60%	1.75%	–2.72%	–1.63%
Franklin Rising Dividend VIP CL 2
2015	13,637	$14.34	$23.46	$228,798	1.70%	0.60%	1.75%	–5.33%	–4.23%
2014	21,975	$15.15	$24.54	$374,563	1.34%	0.60%	1.75%	6.82%	8.07%
2013	23,222	$14.18	$22.76	$369,882	1.58%	0.60%	1.75%	27.42%	28.91%
2012	20,911	$11.13	$17.69	$265,972	1.58%	0.60%	1.75%	10.00%	11.29%
2011	15,496	$10.12	$15.93	$185,418	1.50%	0.60%	1.75%	4.20%	5.36%
Franklin Small Cap Value VIP CL 2
2015	2,388	$13.53	$18.23	$40,092	0.75%	0.60%	1.75%	–9.01%	–7.94%
2014	2,608	$14.87	$19.80	$47,346	0.63%	0.60%	1.75%	–1.19%	–0.03%
2013	3,103	$15.05	$19.81	$55,983	1.31%	0.60%	1.75%	33.86%	35.42%
2012	3,283	$11.24	$14.63	$44,387	0.78%	0.60%	1.75%	16.31%	17.68%
2011	2,636	$9.66	$12.43	$31,288	0.67%	0.60%	1.75%	–5.39%	–4.34%
Franklin Small-Mid Cap Growth VIP CL 2
2015	1,078	$13.71	$25.50	$18,593	0.00%	0.60%	1.75%	–4.36%	–3.24%
2014	1,612	$14.34	$26.40	$27,779	0.00%	0.60%	1.75%	5.59%	6.83%
2013	1,656	$13.58	$24.77	$27,080	0.00%	0.60%	1.75%	35.74%	37.33%
2012	1,496	$10.00	$18.07	$18,474	0.00%	0.60%	1.75%	8.91%	10.19%
2011	1,210	$9.19	$16.43	$14,220	0.00%	0.60%	1.75%	–6.44%	–5.40%

FSA-68

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Franklin US Government Securities VIP CL 2
2015	50,826	$9.83	$12.76	$553,686	2.58%	0.60%	1.75%	–1.28%	–0.13%
2014	57,003	$9.96	$12.78	$623,015	2.66%	0.60%	1.75%	1.58%	2.76%
2013	51,869	$9.81	$12.44	$560,230	2.77%	0.60%	1.75%	–3.95%	–2.82%
2012	37,852	$10.19	$12.80	$434,100	2.55%	0.60%	1.75%	0.10%	1.27%
2011	22,659	$10.10	$12.64	$270,669	3.14%	0.60%	1.75%	3.89%	5.05%
Goldman Sachs Global Trends Allocation SC(a)
2015	660	$9.87	$10.39	$6,835	0.11%	1.00%	1.75%	–7.46%	–6.76%
2014	399	$10.59	$11.17	$4,444	0.04%	1.00%	1.75%	2.13%	2.91%
2013	300	$10.85	$10.89	$3,266	0.11%	1.00%	1.75%	3.73%	4.04%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs Large Cap Value
2015	2,092	$17.20	$33.07	$51,988	1.35%	0.60%	1.80%	–6.13%	–4.99%
2014	2,441	$18.20	$35.04	$64,132	1.29%	0.60%	1.80%	10.91%	12.26%
2013	3,077	$16.29	$31.42	$71,661	1.15%	0.60%	1.80%	30.84%	32.43%
2012	3,810	$12.36	$23.88	$66,725	1.32%	0.60%	1.80%	16.98%	18.41%
2011	4,851	$10.49	$20.30	$71,380	1.13%	0.60%	1.80%	–8.72%	–7.61%
Goldman Sachs Large Cap Value Fund SC
2015	9,046	$12.69	$21.42	$131,778	1.08%	0.70%	1.75%	–6.25%	–5.25%
2014	10,963	$13.51	$22.63	$170,959	1.07%	0.70%	1.75%	10.64%	11.82%
2013	13,006	$12.19	$20.26	$181,863	0.93%	0.70%	1.75%	30.61%	32.00%
2012	15,251	$9.31	$15.36	$162,251	1.18%	0.70%	1.75%	16.74%	17.99%
2011	14,330	$7.96	$13.03	$128,115	1.30%	0.70%	1.75%	–8.84%	–7.91%
Goldman Sachs Mid Cap Value
2015	302	$22.45	$25.68	$7,363	0.38%	0.60%	1.80%	–10.87%	–9.79%
2014	357	$25.19	$28.49	$9,659	0.94%	0.60%	1.80%	11.53%	12.89%
2013	447	$22.59	$25.27	$10,787	0.78%	0.60%	1.80%	30.51%	32.10%
2012	567	$17.31	$19.15	$10,377	1.06%	0.60%	1.80%	16.33%	17.76%
2011	748	$14.88	$16.28	$11,673	0.71%	0.60%	1.80%	–8.06%	–6.94%
Goldman Sachs Mid Cap Value SC
2015	4,977	$10.59	$16.08	$76,265	0.08%	0.70%	1.75%	–11.11%	–10.16%
2014	9,078	$11.82	$17.90	$152,268	0.79%	0.70%	1.75%	11.31%	12.49%
2013	9,374	$10.54	$15.91	$140,981	0.66%	0.70%	1.75%	30.24%	31.63%
2012	7,795	$10.50	$12.09	$90,337	1.27%	0.70%	1.75%	16.12%	17.36%
2011	4,180	$9.05	$10.30	$42,503	0.90%	0.70%	1.75%	–8.18%	–7.25%
Goldman Sachs Small Cap Equity Insights
2015	712	$16.78	$42.48	$26,200	0.28%	0.60%	1.80%	–3.89%	–2.71%
2014	839	$17.44	$43.95	$31,751	0.73%	0.60%	1.80%	5.01%	6.29%
2013	1,013	$16.59	$41.63	$36,164	0.94%	0.60%	1.80%	33.19%	34.81%
2012	1,245	$12.44	$31.08	$32,802	1.10%	0.60%	1.80%	10.80%	12.15%
2011	1,524	$11.22	$27.90	$35,850	0.75%	0.60%	1.80%	–1.13%	0.07%
Goldman Sachs Small Cap Equity Insights SC
2015	1,030	$16.93	$27.22	$18,749	0.03%	0.70%	1.65%	–4.10%	–3.18%
2014	1,227	$17.64	$28.14	$23,079	0.50%	0.70%	1.65%	4.93%	5.94%
2013	1,426	$16.79	$26.59	$25,339	0.70%	0.70%	1.65%	33.15%	34.44%
2012	1,679	$12.60	$19.80	$22,221	0.91%	0.70%	1.65%	10.65%	11.72%
2011	1,906	$11.37	$17.74	$22,611	0.54%	0.70%	1.65%	–1.24%	–0.29%

FSA-69

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Strategic Growth
2015	1,322	$17.38	$39.36	$35,156	0.34%	0.60%	1.80%	1.54%	2.78%
2014	1,565	$16.99	$38.55	$40,289	0.35%	0.60%	1.80%	11.60%	12.96%
2013	1,941	$15.12	$34.35	$43,705	0.39%	0.60%	1.80%	30.04%	31.63%
2012	2,339	$11.54	$26.27	$39,692	0.64%	0.60%	1.80%	17.73%	19.17%
2011	2,989	$9.74	$22.19	$42,343	0.42%	0.60%	1.80%	–4.36%	–3.20%
Goldman Sachs Strategic Growth SC
2015	8,563	$12.38	$25.91	$157,352	0.11%	0.70%	1.75%	1.34%	2.42%
2014	9,760	$12.12	$25.33	$176,080	0.12%	0.70%	1.75%	11.40%	12.59%
2013	10,537	$10.80	$22.52	$171,088	0.17%	0.70%	1.75%	29.69%	31.08%
2012	9,355	$11.05	$17.20	$118,718	0.54%	0.70%	1.75%	17.53%	18.79%
2011	6,533	$9.40	$14.49	$72,429	0.29%	0.70%	1.75%	–4.51%	–3.54%
Goldman Sachs Strategic International Equity
2015	2,072	$11.76	$19.71	$30,990	1.66%	0.60%	1.80%	–0.76%	0.45%
2014	2,381	$11.77	$19.75	$35,657	3.41%	0.60%	1.80%	–9.20%	–8.10%
2013	2,830	$12.87	$21.63	$46,308	1.76%	0.60%	1.80%	21.97%	23.46%
2012	3,409	$10.48	$17.64	$45,279	2.03%	0.60%	1.80%	19.05%	20.51%
2011	4,086	$8.74	$14.73	$45,166	3.15%	0.60%	1.80%	–16.57%	–15.56%
Goldman Sachs Strategic International Equity SC
2015	4,695	$9.07	$16.88	$47,866	1.46%	0.70%	1.75%	–0.99%	0.07%
2014	5,049	$9.14	$16.89	$51,151	3.23%	0.70%	1.75%	–9.31%	–8.35%
2013	5,641	$10.06	$18.44	$62,577	1.57%	0.70%	1.75%	21.56%	22.86%
2012	6,356	$8.26	$15.03	$57,154	1.91%	0.70%	1.75%	18.77%	20.04%
2011	6,613	$6.94	$12.53	$49,408	3.26%	0.70%	1.75%	–16.56%	–15.76%
Goldman Sachs US Equity Insights
2015	866	$16.99	$44.80	$31,838	1.29%	0.60%	1.80%	–1.99%	–0.79%
2014	1,010	$17.22	$45.46	$37,542	1.34%	0.60%	1.80%	14.27%	15.67%
2013	1,224	$14.96	$39.56	$38,914	1.08%	0.60%	1.80%	35.05%	36.69%
2012	1,493	$11.00	$29.13	$34,702	1.70%	0.60%	1.80%	12.40%	13.77%
2011	1,831	$9.72	$25.77	$37,339	1.61%	0.60%	1.80%	2.18%	3.42%
Goldman Sachs US Equity Insights SC
2015	30	$16.30	$26.08	$670	1.07%	0.70%	1.65%	–2.05%	–1.10%
2014	38	$15.98	$26.40	$852	1.08%	0.70%	1.65%	14.27%	15.37%
2013	46	$13.97	$22.91	$891	0.84%	0.70%	1.65%	34.97%	36.27%
2012	53	$10.34	$16.83	$775	1.49%	0.70%	1.65%	12.26%	13.34%
2011	61	$9.20	$14.86	$786	1.50%	0.70%	1.65%	2.19%	3.17%
Goldman Sachs VIT Core Fixed Income SC(c)
2015	1,109	$9.94	$9.97	$11,044	0.84%	0.90%	1.30%	–0.18%	0.02%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC
2015	3,268	$14.55	$20.03	$60,353	0.00%	0.60%	1.75%	–6.86%	–5.77%
2014	3,885	$15.62	$21.26	$75,575	0.00%	0.60%	1.75%	9.16%	10.43%
2013	4,245	$14.31	$19.25	$75,402	0.00%	0.60%	1.75%	29.89%	31.40%
2012	4,768	$11.02	$14.65	$65,143	0.00%	0.60%	1.75%	17.34%	18.71%
2011	4,755	$9.41	$12.34	$55,346	0.00%	0.60%	1.70%	–5.60%	–4.54%

FSA-70

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Guggenheim Floating Rate Strategies (Series F)
2015	159	$10.25	$10.25	$1,627	1.89%	1.00%	1.00%	–0.28%	–0.28%
2014	53	$10.28	$10.28	$547	0.00%	1.00%	1.00%	1.36%	1.36%
2013	8	$10.14	$10.14	$84	0.00%	1.00%	1.00%	0.71%	0.71%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Global Managed Futures Strategy
2015	30	$11.42	$11.42	$345	2.38%	1.00%	1.00%	–2.53%	–2.53%
2014	14	$11.72	$11.72	$165	0.00%	1.00%	1.00%	10.96%	10.96%
2013	0	$0.00	$0.00	$0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Long Short Equity
2015	22	$10.79	$10.79	$238	0.00%	1.00%	1.00%	0.25%	0.25%
2014	5	$10.76	$10.76	$52	0.00%	1.00%	1.00%	1.77%	1.77%
2013	0	$0.00	$0.00	$0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Macro Opportunities Strategies (Series M)
2015	12	$10.50	$10.50	$131	3.29%	1.00%	1.00%	–1.30%	–1.30%
2014	—	$10.64	$10.64	$4	0.00%	1.00%	1.00%	4.30%	4.30%
2013	0	$0.00	$0.00	$0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Guggenheim Multi-Hedge Strategies
2015	59	$10.58	$10.58	$624	0.69%	1.00%	1.00%	0.83%	0.83%
2014	17	$10.50	$10.50	$182	0.00%	1.00%	1.00%	3.61%	3.61%
2013	0	$0.00	$0.00	$0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco VI American Franchise I
2015	701	$8.04	$9.34	$6,035	0.00%	0.70%	1.65%	3.28%	4.27%
2014	756	$7.79	$8.95	$6,276	0.04%	0.70%	1.65%	6.65%	7.68%
2013	902	$7.15	$8.32	$6,990	0.43%	0.70%	1.65%	37.62%	39.16%
2012	1,087	$5.20	$5.98	$6,077	0.00%	0.70%	1.80%	11.68%	12.93%
2011	1,327	$4.65	$5.29	$6,599	0.00%	0.70%	1.80%	–7.86%	–6.83%
Invesco VI American Franchise II
2015	273	$7.80	$27.69	$3,191	0.00%	0.60%	1.70%	2.97%	4.12%
2014	338	$7.57	$26.65	$3,775	0.00%	0.60%	1.70%	6.33%	7.52%
2013	415	$7.11	$24.83	$4,326	0.25%	0.60%	1.70%	37.42%	38.96%
2012	478	$5.17	$17.91	$3,604	0.00%	0.60%	1.70%	11.47%	12.72%
2011	579	$4.56	$15.92	$3,856	0.00%	0.60%	1.70%	–8.07%	–6.95%
Invesco VI American Value II
2015	1,769	$13.86	$19.29	$27,984	0.00%	0.60%	1.75%	–10.94%	–9.90%
2014	4,498	$15.56	$21.41	$78,129	0.22%	0.60%	1.75%	7.56%	8.82%
2013	3,499	$14.46	$19.67	$56,182	0.65%	0.60%	1.75%	31.59%	33.13%
2012	1,638	$10.99	$14.78	$19,958	0.99%	0.60%	1.75%	15.03%	16.37%
2011	177	$9.56	$12.70	$2,171	0.72%	0.60%	1.75%	–0.83%	0.22%
FSA-71

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Invesco VI Balanced Risk Allocation II
2015	6,359	$10.90	$13.52	$75,614	4.12%	0.60%	1.75%	–6.07%	–4.97%
2014	5,478	$11.60	$14.23	$69,261	0.00%	0.60%	1.75%	3.86%	5.08%
2013	5,776	$11.17	$13.54	$70,321	1.77%	0.60%	1.75%	–0.35%	0.81%
2012	2,710	$11.21	$13.43	$33,209	1.13%	0.60%	1.75%	8.70%	9.97%
2011	542	$10.31	$12.21	$6,410	0.00%	0.60%	1.75%	5.58%	6.36%
Invesco VI Comstock I
2015	1,196	$22.49	$26.74	$29,440	1.91%	0.70%	1.80%	–7.67%	–6.64%
2014	1,439	$24.36	$28.64	$38,137	1.28%	0.70%	1.80%	7.42%	8.62%
2013	1,762	$22.68	$26.37	$43,225	1.62%	0.70%	1.80%	33.53%	35.02%
2012	2,131	$16.98	$19.53	$38,914	1.67%	0.70%	1.80%	17.08%	18.40%
2011	2,679	$14.50	$16.49	$41,576	1.68%	0.70%	1.80%	–3.60%	–2.53%
Invesco VI Comstock II
2015	7,016	$14.41	$25.90	$158,849	1.57%	0.60%	1.80%	–7.88%	–6.76%
2014	8,915	$15.64	$27.81	$208,968	1.08%	0.60%	1.80%	7.14%	8.45%
2013	10,091	$14.59	$25.67	$221,495	1.41%	0.60%	1.80%	33.22%	34.84%
2012	11,269	$10.95	$19.05	$187,839	1.54%	0.60%	1.80%	16.78%	18.21%
2011	10,576	$9.37	$16.14	$156,807	1.27%	0.60%	1.80%	–3.86%	–2.69%
Invesco VI Equity and Income II
2015	8,804	$13.25	$22.67	$164,487	1.96%	0.60%	1.80%	–4.34%	–3.17%
2014	13,005	$13.85	$23.43	$239,404	1.59%	0.60%	1.80%	6.81%	8.12%
2013	13,487	$12.96	$21.70	$236,068	1.54%	0.60%	1.80%	22.64%	24.14%
2012	11,924	$10.56	$17.50	$178,328	1.87%	0.60%	1.80%	10.36%	11.71%
2011	9,741	$9.56	$15.68	$141,743	1.71%	0.60%	1.80%	–3.07%	–1.89%
Invesco VI Global Real Estate II
2015	238	$10.61	$12.65	$2,960	1.35%	0.90%	1.75%	–3.46%	–2.63%
2014	1,013	$10.91	$12.99	$12,807	1.55%	0.90%	1.75%	12.35%	13.31%
2013	689	$9.64	$11.46	$7,841	4.56%	0.90%	1.75%	0.65%	1.52%
2012	288	$11.22	$11.29	$3,240	0.52%	0.90%	1.75%	10.27%	10.27%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco VI Government Securities II
2015	9,206	$10.02	$10.82	$97,513	1.87%	0.60%	1.80%	–1.74%	–0.54%
2014	9,174	$10.20	$10.87	$98,609	2.84%	0.60%	1.80%	2.01%	3.26%
2013	10,105	$9.90	$10.53	$105,537	3.31%	0.60%	1.80%	–4.60%	–3.44%
2012	10,070	$10.29	$10.91	$109,216	2.96%	0.60%	1.80%	0.38%	1.60%
2011	10,539	$10.16	$10.73	$112,899	0.00%	0.60%	1.80%	5.35%	6.20%
Invesco VI Growth & Income I
2015	1,553	$20.08	$23.87	$34,050	2.88%	0.70%	1.80%	–4.81%	–3.74%
2014	1,819	$21.09	$24.79	$41,653	1.72%	0.70%	1.80%	8.30%	9.51%
2013	2,207	$19.47	$22.64	$46,452	1.44%	0.70%	1.80%	31.67%	33.14%
2012	2,685	$14.79	$17.00	$42,678	1.47%	0.70%	1.80%	12.57%	13.83%
2011	3,264	$13.14	$14.94	$45,833	1.20%	0.70%	1.80%	–3.77%	–2.69%
Invesco VI Growth & Income II
2015	21,433	$14.37	$23.10	$411,587	2.13%	0.60%	1.80%	–5.05%	–3.89%
2014	33,462	$15.13	$24.06	$636,165	1.52%	0.60%	1.80%	7.99%	9.31%
2013	34,383	$14.00	$22.04	$609,926	1.31%	0.60%	1.80%	31.36%	32.97%
2012	30,129	$10.65	$16.59	$423,938	1.42%	0.60%	1.80%	12.29%	13.66%
2011	19,913	$9.48	$14.61	$272,251	1.19%	0.60%	1.80%	–4.01%	–2.85%
Invesco VI International Growth II
2015	3,057	$10.85	$11.68	$35,435	1.13%	0.60%	1.65%	–4.22%	–3.20%
2014	4,943	$11.33	$12.10	$59,535	1.66%	0.60%	1.65%	–1.56%	–0.51%
2013	6,677	$11.51	$12.20	$81,151	1.26%	0.60%	1.75%	16.64%	18.01%
2012	2,971	$9.86	$10.37	$30,583	1.88%	0.60%	1.75%	13.35%	14.56%
2011	613	$8.70	$8.77	$5,353	0.00%	0.60%	1.75%	–16.04%	–15.44%

FSA-72

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Invesco VI Mid-Cap Growth II
2015	1,904	$8.40	$26.79	$32,590	0.00%	0.60%	1.80%	–0.77%	0.44%
2014	2,329	$8.47	$26.72	$40,027	0.00%	0.60%	1.80%	5.76%	7.05%
2013	2,627	$8.01	$25.02	$42,639	0.22%	0.60%	1.80%	34.15%	35.78%
2012	2,764	$5.97	$18.46	$33,382	0.00%	0.60%	1.80%	9.62%	10.96%
2011	2,587	$5.45	$16.67	$28,681	0.00%	0.60%	1.80%	–10.99%	–9.90%
Invesco VI Small Cap Equity II
2015	405	$10.14	$12.91	$5,206	0.00%	0.90%	1.30%	–6.97%	–6.59%
2014	1,197	$10.86	$13.82	$16,478	0.00%	0.90%	1.75%	0.30%	1.17%
2013	857	$10.75	$13.66	$11,681	0.00%	0.90%	1.75%	34.69%	35.85%
2012	347	$10.00	$10.05	$3,491	0.00%	0.90%	1.65%	1.85%	1.85%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lord Abbett Bond Debenture VC
2015	41,371	$11.42	$23.01	$618,733	4.38%	0.60%	1.80%	–3.30%	–2.12%
2014	35,674	$11.81	$23.53	$574,288	4.77%	0.60%	1.80%	2.47%	3.72%
2013	34,180	$11.52	$22.71	$546,338	5.45%	0.60%	1.80%	6.23%	7.52%
2012	26,020	$10.84	$21.14	$419,231	6.46%	0.60%	1.80%	10.51%	11.86%
2011	17,605	$9.80	$18.92	$291,184	6.48%	0.60%	1.80%	2.51%	3.76%
Lord Abbett Calibrated Dividend Growth VC
2015	2,179	$13.97	$25.72	$44,923	1.76%	0.60%	1.80%	–3.89%	–2.72%
2014	2,240	$14.53	$26.46	$49,855	1.62%	0.60%	1.80%	9.54%	10.87%
2013	2,707	$13.26	$23.89	$55,197	1.64%	0.60%	1.80%	25.63%	27.16%
2012	2,726	$10.55	$18.81	$46,058	2.88%	0.60%	1.80%	10.43%	11.78%
2011	3,127	$9.54	$16.84	$48,403	5.64%	0.60%	1.80%	–1.60%	–0.40%
Lord Abbett Classic Stock VC
2015	1,206	$13.72	$20.62	$18,978	0.85%	0.60%	1.75%	–2.64%	–1.50%
2014	1,597	$14.07	$20.98	$25,074	0.70%	0.60%	1.75%	7.23%	8.49%
2013	1,727	$13.11	$19.38	$25,161	1.07%	0.60%	1.75%	27.58%	29.07%
2012	1,445	$10.26	$15.04	$16,718	1.36%	0.60%	1.75%	13.07%	14.40%
2011	910	$9.07	$13.18	$9,655	0.81%	0.60%	1.75%	–9.66%	–8.70%
Lord Abbett Growth & Income VC
2015	5,041	$13.73	$21.35	$88,967	1.13%	0.60%	1.80%	–4.61%	–3.45%
2014	6,108	$14.39	$22.15	$111,740	0.65%	0.60%	1.80%	5.72%	7.01%
2013	7,519	$13.60	$20.74	$129,041	0.54%	0.60%	1.80%	33.46%	35.08%
2012	9,154	$10.19	$15.39	$116,738	0.94%	0.60%	1.80%	10.07%	11.41%
2011	10,172	$9.25	$13.84	$117,661	0.72%	0.60%	1.80%	–7.77%	–6.64%
Lord Abbett Growth Opportunities VC
2015	1,834	$13.70	$27.62	$38,378	0.00%	0.60%	1.75%	0.93%	2.11%
2014	1,169	$13.58	$27.08	$28,558	0.00%	0.60%	1.75%	4.22%	5.43%
2013	1,371	$13.03	$25.71	$32,228	0.00%	0.60%	1.75%	34.68%	36.26%
2012	1,527	$9.67	$18.89	$27,024	0.00%	0.60%	1.75%	12.10%	13.42%
2011	1,614	$8.65	$16.67	$25,880	0.00%	0.60%	1.75%	–11.57%	–10.59%
Lord Abbett International Opportunities VC
2015	1,967	$12.35	$24.40	$27,940	0.82%	0.60%	1.75%	9.15%	10.43%
2014	2,106	$11.30	$22.14	$27,249	1.29%	0.60%	1.75%	–7.41%	–6.32%
2013	2,312	$12.19	$23.68	$31,920	1.82%	0.60%	1.75%	29.40%	30.91%
2012	2,688	$9.41	$18.13	$28,415	1.99%	0.60%	1.75%	18.27%	19.66%
2011	2,783	$7.95	$15.18	$24,685	0.98%	0.60%	1.75%	–17.11%	–16.22%

FSA-73

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Lord Abbett Mid Cap Stock VC
2015	3,258	$13.49	$24.54	$66,034	0.55%	0.60%	1.80%	–5.52%	–4.36%
2014	3,911	$14.27	$25.71	$83,064	0.42%	0.60%	1.80%	9.52%	10.86%
2013	4,624	$13.02	$23.24	$89,509	0.40%	0.60%	1.80%	27.98%	29.54%
2012	5,491	$10.17	$17.98	$83,001	0.64%	0.60%	1.80%	12.48%	13.86%
2011	6,435	$9.04	$15.82	$86,373	0.20%	0.60%	1.80%	–5.73%	–4.59%
Lord Abbett Series Fundamental Equity VC
2015	7,825	$13.29	$17.87	$125,147	0.87%	0.60%	1.75%	–5.13%	–4.02%
2014	13,829	$14.01	$18.62	$223,533	0.45%	0.60%	1.75%	5.27%	6.50%
2013	14,463	$13.31	$17.49	$221,856	0.26%	0.60%	1.75%	33.39%	34.94%
2012	11,852	$9.98	$12.96	$138,428	0.72%	0.60%	1.75%	8.64%	9.92%
2011	6,277	$9.18	$11.79	$71,068	0.29%	0.60%	1.75%	–6.11%	–5.06%
MFS Growth Series IC
2015	200	$18.42	$29.69	$5,390	0.15%	0.70%	1.80%	5.63%	6.81%
2014	207	$17.31	$27.96	$5,404	0.10%	0.70%	1.80%	6.99%	8.18%
2013	231	$16.07	$25.98	$5,680	0.23%	0.70%	1.80%	34.39%	35.90%
2012	264	$11.87	$19.23	$4,793	0.00%	0.70%	1.80%	15.27%	16.56%
2011	317	$10.23	$16.59	$4,957	0.19%	0.70%	1.80%	–2.11%	–1.02%
MFS Growth Series SC
2015	2,820	$16.38	$28.78	$58,065	0.00%	0.60%	1.80%	5.37%	6.66%
2014	7,240	$15.54	$27.16	$130,103	0.00%	0.60%	1.80%	6.73%	8.03%
2013	6,350	$14.55	$25.30	$107,814	0.13%	0.60%	1.80%	34.04%	35.68%
2012	3,971	$10.85	$18.77	$52,121	0.00%	0.60%	1.80%	14.97%	16.37%
2011	1,117	$9.43	$16.24	$15,716	0.02%	0.60%	1.80%	–2.34%	–1.15%
MFS Investors Growth Stock IC(d)
2015	—	N/A	N/A	$—	1.58%	N/A	N/A	N/A	N/A
2014	215	$10.53	$12.38	$2,420	0.52%	0.70%	1.80%	9.45%	10.67%
2013	253	$9.62	$11.18	$2,590	0.61%	0.70%	1.80%	27.95%	29.38%
2012	311	$7.52	$8.64	$2,473	0.44%	0.70%	1.80%	14.87%	16.15%
2011	317	$10.23	$16.59	$4,957	0.19%	0.70%	1.80%	–2.11%	–1.02%
MFS Investors Growth Stock SC(e)
2015	—	N/A	N/A	$—	1.01%	N/A	N/A	N/A	N/A
2014	5,398	$10.23	$24.62	$68,200	0.29%	0.60%	1.80%	9.12%	10.45%
2013	6,217	$9.37	$22.33	$70,891	0.42%	0.60%	1.80%	27.72%	29.27%
2012	7,067	$7.34	$17.31	$62,304	0.22%	0.60%	1.80%	14.58%	15.98%
2011	7,725	$6.40	$14.96	$58,494	0.26%	0.60%	1.80%	–1.43%	–0.23%
MFS Investors Trust IC
2015	361	$17.35	$23.07	$7,853	0.91%	0.70%	1.80%	–1.58%	–0.48%
2014	408	$17.50	$22.31	$8,995	0.92%	0.70%	1.80%	9.01%	10.23%
2013	474	$15.94	$21.26	$9,554	1.08%	0.70%	1.80%	29.68%	31.13%
2012	570	$12.21	$16.31	$8,814	0.87%	0.70%	1.80%	17.04%	18.35%
2011	683	$10.36	$13.86	$8,958	0.90%	0.70%	1.80%	–3.94%	–2.86%
MFS Investors Trust SC
2015	3,743	$15.01	$23.28	$70,030	0.81%	0.60%	1.80%	–1.84%	–0.65%
2014	10,844	$15.28	$23.48	$191,030	0.80%	0.60%	1.80%	8.72%	10.05%
2013	10,053	$14.05	$21.38	$163,257	1.03%	0.60%	1.80%	29.37%	30.95%
2012	6,817	$10.86	$16.36	$88,846	0.77%	0.60%	1.80%	16.69%	18.12%
2011	2,944	$9.30	$13.88	$36,771	0.84%	0.60%	1.80%	–4.17%	–3.00%
MFS New Discovery IC
2015	65	$26.80	$35.03	$2,152	0.00%	0.70%	1.80%	–3.65%	–2.57%
2014	76	$27.62	$36.15	$2,594	0.00%	0.70%	1.80%	–8.93%	–7.91%
2013	99	$30.11	$39.47	$3,700	0.00%	0.70%	1.80%	38.98%	40.53%
2012	104	$21.51	$28.24	$2,777	0.00%	0.70%	1.80%	19.04%	20.37%
2011	132	$17.94	$23.59	$2,938	0.00%	0.70%	1.80%	–11.88%	–10.89%

FSA-74

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
MFS New Discovery SC
2015	2,943	$12.09	$33.92	$73,525	0.00%	0.60%	1.80%	–3.90%	–2.73%
2014	3,853	$12.57	$35.11	$94,951	0.00%	0.60%	1.80%	–9.16%	–8.05%
2013	7,089	$13.83	$38.43	$158,400	0.00%	0.60%	1.80%	38.68%	40.37%
2012	5,712	$9.97	$27.56	$102,423	0.00%	0.60%	1.80%	18.72%	20.17%
2011	3,072	$8.39	$23.08	$59,039	0.00%	0.60%	1.80%	–12.10%	–11.03%
MFS Research IC
2015	293	$18.92	$24.21	$6,708	0.74%	0.70%	1.80%	–1.01%	0.10%
2014	328	$18.93	$24.32	$7,558	0.81%	0.70%	1.80%	8.22%	9.43%
2013	367	$16.77	$22.35	$7,811	0.33%	0.70%	1.80%	29.91%	31.36%
2012	426	$12.82	$17.11	$6,955	0.80%	0.70%	1.80%	15.16%	16.45%
2011	530	$11.05	$14.77	$7,498	0.85%	0.70%	1.80%	–2.24%	–1.15%
MFS Research SC
2015	222	$15.08	$24.66	$4,475	0.50%	0.60%	1.75%	–1.23%	–0.07%
2014	399	$15.27	$24.73	$7,680	0.58%	0.60%	1.75%	8.01%	9.28%
2013	393	$14.14	$22.68	$7,010	0.30%	0.60%	1.75%	29.69%	31.21%
2012	350	$10.90	$17.32	$4,996	0.62%	0.60%	1.75%	14.86%	16.20%
2011	252	$9.49	$14.93	$3,279	0.66%	0.60%	1.75%	–2.37%	–1.28%
MFS Total Return IC
2015	1,067	$21.33	$25.75	$25,781	2.60%	0.70%	1.80%	–2.16%	–1.07%
2014	1,212	$21.64	$26.18	$29,780	1.84%	0.70%	1.80%	6.55%	7.74%
2013	1,463	$20.17	$24.43	$33,548	1.75%	0.70%	1.80%	16.91%	18.21%
2012	1,726	$17.31	$20.78	$33,710	2.71%	0.70%	1.80%	9.25%	10.48%
2011	2,112	$15.57	$18.92	$37,517	2.53%	0.70%	1.80%	–0.05%	1.06%
MFS Total Return SC
2015	3,476	$12.91	$24.96	$67,343	2.44%	0.60%	1.80%	–2.37%	–1.18%
2014	5,578	$13.22	$25.42	$102,488	1.69%	0.60%	1.80%	6.29%	7.59%
2013	5,936	$12.43	$23.78	$104,046	1.66%	0.60%	1.80%	16.60%	18.03%
2012	5,764	$10.65	$20.28	$89,702	2.54%	0.60%	1.80%	8.94%	10.27%
2011	5,387	$9.78	$18.51	$80,275	2.40%	0.60%	1.80%	–0.24%	0.98%
MFS Utilities IC
2015	99	$29.72	$32.51	$3,118	4.19%	0.70%	1.65%	–15.93%	–15.12%
2014	137	$35.15	$38.51	$5,090	2.09%	0.70%	1.65%	10.88%	11.94%
2013	153	$31.53	$34.59	$5,123	2.26%	0.70%	1.80%	18.35%	19.67%
2012	182	$26.45	$29.07	$5,131	6.51%	0.70%	1.80%	11.44%	12.69%
2011	232	$23.57	$25.94	$5,840	3.20%	0.70%	1.80%	4.87%	6.04%
MFS Utilities SC
2015	1,694	$11.69	$31.48	$35,747	2.86%	0.60%	1.75%	–16.25%	–15.27%
2014	3,801	$13.96	$37.40	$78,284	1.92%	0.60%	1.80%	10.44%	11.79%
2013	4,035	$12.64	$33.67	$75,165	2.21%	0.60%	1.80%	18.05%	19.49%
2012	3,099	$10.70	$28.36	$57,793	6.67%	0.60%	1.80%	11.17%	12.53%
2011	1,662	$9.62	$25.37	$34,035	3.16%	0.60%	1.80%	4.60%	5.87%
MFS VIT Total Return Bond SC(b)
2015	50,020	$10.52	$12.27	$567,063	3.28%	0.60%	1.75%	–2.32%	–1.18%
2014	64,834	$10.77	$12.42	$741,457	2.76%	0.60%	1.75%	3.77%	4.99%
2013	58,361	$10.38	$11.83	$642,579	1.16%	0.60%	1.75%	–3.01%	–1.88%
2012	41,750	$10.71	$12.05	$477,297	2.76%	0.60%	1.75%	5.18%	6.41%
2011	24,788	$10.10	$11.33	$275,699	2.88%	0.60%	1.75%	4.68%	5.84%
MFS VIT Value SC
2015	13,576	$15.33	$19.14	$241,370	2.28%	0.60%	1.75%	–2.67%	–1.53%
2014	29,436	$15.75	$19.44	$516,769	1.37%	0.60%	1.75%	8.28%	9.54%
2013	29,190	$14.54	$17.75	$471,818	1.03%	0.60%	1.75%	33.23%	34.78%
2012	24,538	$10.92	$13.17	$300,401	1.48%	0.60%	1.75%	13.85%	15.19%
2011	14,747	$9.59	$11.43	$162,861	1.41%	0.60%	1.75%	–2.15%	–1.06%

FSA-75

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
MFS VIT II Emerging Markets Equity SC
2015	72	$7.29	$7.68	$537	0.58%	0.90%	1.65%	–14.52%	–13.87%
2014	143	$8.53	$8.92	$1,241	0.65%	0.90%	1.65%	–8.52%	–7.82%
2013	476	$9.31	$9.45	$4,467	1.61%	0.90%	1.75%	–7.06%	–6.25%
2012	236	$10.02	$10.08	$2,369	0.55%	0.90%	1.75%	2.95%	2.95%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II International Value SC
2015	2,166	$11.05	$14.10	$30,515	2.73%	0.90%	1.30%	4.94%	5.36%
2014	6,677	$10.50	$13.38	$89,173	2.05%	0.90%	1.75%	–0.63%	0.22%
2013	6,572	$13.16	$13.35	$87,721	1.53%	0.90%	1.75%	25.41%	26.49%
2012	2,855	$10.49	$10.56	$30,141	0.82%	0.90%	1.75%	5.91%	5.91%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II MA Investors Growth Stock IC(f)
2015	202	$9.82	$9.90	$1,987	1.08%	0.70%	1.80%	–3.72%	–2.91%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II MA Investors Growth Stock SC(f)
2015	5,131	$9.80	$9.90	$50,659	1.07%	0.60%	1.80%	–3.95	–3.06
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Oppenheimer Capital Appreciation Fund/VA
2015	343	$18.59	$27.31	$8,632	0.09%	0.70%	1.80%	1.68%	2.82%
2014	397	$18.16	$26.71	$9,817	0.44%	0.70%	1.80%	13.33%	14.60%
2013	464	$15.91	$23.44	$10,032	0.99%	0.70%	1.80%	27.41%	28.83%
2012	542	$12.40	$18.29	$9,139	0.66%	0.70%	1.80%	12.06%	13.32%
2011	675	$10.98	$16.23	$10,037	0.38%	0.70%	1.80%	–2.92%	–1.84%
Oppenheimer Capital Appreciation Fund/VA SC
2015	3,174	$15.27	$26.47	$58,337	0.00%	0.60%	1.80%	1.41%	2.65%
2014	2,119	$15.05	$25.96	$40,005	0.18%	0.60%	1.80%	13.06%	14.44%
2013	2,395	$13.30	$22.83	$39,883	0.75%	0.60%	1.80%	27.10%	28.65%
2012	2,598	$10.46	$17.86	$33,999	0.39%	0.60%	1.80%	11.76%	13.12%
2011	2,762	$9.37	$15.90	$32,178	0.11%	0.60%	1.80%	–3.14%	–1.96%
Oppenheimer Discovery Mid Cap Growth Fund/VA
2015	127	$16.14	$22.79	$2,782	0.00%	0.70%	1.80%	4.69%	5.86%
2014	139	$15.27	$21.65	$2,907	0.00%	0.70%	1.80%	3.88%	5.04%
2013	167	$14.56	$20.72	$3,343	0.01%	0.70%	1.80%	33.54%	35.03%
2012	190	$10.80	$15.43	$2,831	0.00%	0.70%	1.80%	14.35%	15.63%
2011	221	$9.35	$13.42	$2,878	0.00%	0.70%	1.80%	–0.72%	0.39%
Oppenheimer Discovery Mid Cap Growth Fund/VA SC
2015	46	$15.05	$28.35	$919	0.00%	0.60%	1.80%	4.44%	5.71%
2014	54	$14.31	$26.87	$1,012	0.00%	0.60%	1.80%	3.63%	4.89%
2013	57	$13.71	$25.67	$1,024	0.00%	0.60%	1.80%	33.19%	34.81%
2012	64	$10.22	$19.08	$876	0.00%	0.60%	1.80%	14.07%	15.47%
2011	79	$8.90	$16.56	$951	0.00%	0.60%	1.80%	–0.97%	0.23%
FSA-76

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Oppenheimer Global Fund/VA
2015	266	$29.25	$36.85	$9,090	1.33%	0.70%	1.80%	2.08%	3.22%
2014	306	$28.45	$35.90	$10,207	1.10%	0.70%	1.80%	0.45%	1.58%
2013	365	$28.12	$35.54	$12,082	1.36%	0.70%	1.80%	25.02%	26.42%
2012	435	$22.34	$28.27	$11,429	2.15%	0.70%	1.80%	19.08%	20.42%
2011	546	$18.62	$23.60	$11,939	1.29%	0.70%	1.80%	–9.94%	–8.93%
Oppenheimer Global Fund/VA SC
2015	10,419	$13.22	$35.75	$269,963	1.32%	0.60%	1.80%	1.81%	3.05%
2014	16,067	$12.98	$34.92	$362,251	0.88%	0.60%	1.80%	0.22%	1.44%
2013	17,940	$12.95	$34.65	$399,020	1.17%	0.60%	1.80%	24.71%	26.23%
2012	17,305	$10.38	$27.63	$325,895	1.92%	0.60%	1.80%	18.77%	20.22%
2011	11,057	$8.73	$23.13	$205,559	0.82%	0.60%	1.80%	%	%
Oppenheimer Global Strategic Income Fund/VA
2015	648	$19.25	$22.29	$13,319	5.98%	0.70%	1.80%	–4.02%	–2.94%
2014	752	$20.06	$22.96	$16,068	4.25%	0.70%	1.80%	0.99%	2.12%
2013	863	$19.86	$22.49	$18,181	5.03%	0.70%	1.80%	–1.93%	–0.83%
2012	1,024	$20.25	$22.68	$21,907	5.82%	0.70%	1.80%	11.49%	12.74%
2011	1,198	$18.16	$20.11	$22,886	3.43%	0.70%	1.80%	–0.95%	0.15%
Oppenheimer Global Strategic Income Fund/VA SC
2015	26,621	$9.95	$21.56	$388,479	5.59%	0.60%	1.80%	–4.24%	–3.08%
2014	28,045	$10.38	$22.27	$425,726	3.91%	0.60%	1.80%	0.65%	1.88%
2013	27,993	$10.31	$21.88	$427,093	4.62%	0.60%	1.80%	–2.16%	–0.96%
2012	21,427	$10.53	$22.12	$354,421	5.56%	0.60%	1.80%	11.11%	12.47%
2011	14,618	$9.48	$19.68	$244,206	2.44%	0.60%	1.80%	–1.16%	0.05%
Oppenheimer Main Street Fund/VA
2015	519	$17.28	$22.69	$10,981	0.92%	0.70%	1.80%	1.47%	2.61%
2014	586	$16.91	$22.24	$12,203	0.84%	0.70%	1.80%	8.71%	9.93%
2013	680	$15.45	$20.34	$12,995	1.10%	0.70%	1.80%	29.41%	30.85%
2012	808	$11.85	$15.63	$11,887	0.95%	0.70%	1.80%	14.77%	16.05%
2011	974	$10.25	$13.55	$12,467	0.88%	0.70%	1.80%	–1.81%	–0.71%
Oppenheimer Main Street Fund/VA SC
2015	1,969	$15.82	$24.97	$35,737	0.48%	0.60%	1.80%	1.25%	2.49%
2014	1,047	$15.62	$24.41	$19,448	0.58%	0.60%	1.80%	8.42%	9.74%
2013	1,097	$14.40	$22.29	$18,944	0.87%	0.60%	1.80%	29.08%	30.65%
2012	934	$11.15	$17.10	$12,922	0.64%	0.60%	1.80%	14.51%	15.91%
2011	721	$9.75	$14.78	$9,079	0.52%	0.60%	1.80%	–2.10%	–0.91%
Oppenheimer Money Fund/VA
2015	443,743	$0.93	$10.96	$2,546,039	0.01%	0.60%	1.80%	–1.79%	–0.59%
2014	116,203	$0.94	$11.02	$447,994	0.01%	0.60%	1.80%	–1.79%	–0.59%
2013	64,777	$0.95	$11.09	$116,188	0.01%	0.60%	1.80%	–1.78%	–0.59%
2012	64,476	$0.96	$11.15	$97,588	0.01%	0.60%	1.80%	–1.79%	–0.59%
2011	57,856	$0.97	$11.22	$75,329	0.01%	0.60%	1.80%	–1.78%	–0.59%
PIMCO VIT All Asset Advisor
2015	76	$8.89	$9.56	$724	3.27%	0.90%	1.75%	–10.78%	–10.00%
2014	84	$10.37	$10.62	$887	3.44%	0.90%	1.75%	–1.30%	–0.45%
2013	606	$10.51	$10.67	$6,413	4.48%	0.90%	1.75%	–1.64%	–0.79%
2012	411	$10.68	$10.75	$4,400	7.58%	0.90%	1.75%	6.53%	6.53%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-77

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
PIMCO VIT Global Diversified Allocation Portfolio
2015	443	$10.17	$10.31	$4,544	3.42%	1.00%	1.75%	–7.21%	–6.50%
2014	118	$10.97	$11.06	$1,299	4.61%	1.30%	1.75%	3.81%	4.28%
2013	58	$10.57	$10.60	$615	5.42%	1.30%	1.75%	4.11%	4.43%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
PIMCO VIT Long-Term US Government Advisor
2015	1,300	$11.31	$14.76	$16,833	1.96%	0.60%	1.75%	–3.21%	–2.08%
2014	1,050	$11.59	$15.11	$13,894	2.19%	0.60%	1.75%	21.73%	23.15%
2013	1,024	$9.44	$12.30	$11,064	2.29%	0.60%	1.75%	–14.56%	–13.56%
2012	981	$10.95	$14.27	$12,558	2.05%	0.60%	1.75%	2.50%	3.70%
2011	547	$10.59	$13.79	$7,144	2.54%	0.60%	1.75%	25.55%	26.94%
PIMCO VIT Low Duration Advisor
2015	8,535	$9.77	$11.02	$88,159	3.37%	0.60%	1.75%	–1.54%	–0.39%
2014	8,042	$9.92	$11.06	$83,935	1.03%	0.60%	1.75%	–1.01%	0.15%
2013	8,206	$10.02	$11.04	$86,219	1.33%	0.60%	1.75%	–1.98%	–0.83%
2012	6,399	$10.22	$11.14	$68,572	1.79%	0.60%	1.75%	3.89%	5.11%
2011	3,962	$9.84	$10.60	$41,152	1.56%	0.60%	1.75%	–0.70%	0.40%
PIMCO VIT Real Return Advisor
2015	36,629	$9.51	$11.62	$337,368	4.40%	0.60%	1.75%	–4.50%	–3.38%
2014	31,406	$9.96	$12.03	$336,945	1.32%	0.60%	1.75%	1.19%	2.37%
2013	29,995	$9.82	$11.75	$317,960	1.86%	0.60%	1.75%	–10.89%	–9.85%
2012	20,704	$10.92	$13.03	$249,987	0.93%	0.60%	1.75%	6.74%	7.99%
2011	11,142	$10.15	$12.07	$131,420	1.86%	0.60%	1.75%	9.67%	10.89%
PIMCO VIT Short-Term Advisor
2015	7,184	$9.65	$10.38	$71,672	0.80%	0.60%	1.75%	–0.76%	0.40%
2014	7,993	$9.72	$10.34	$79,774	0.60%	0.60%	1.75%	–1.15%	0.00%
2013	8,264	$9.83	$10.34	$82,907	0.65%	0.60%	1.75%	–1.29%	–0.14%
2012	4,719	$9.95	$10.36	$47,725	0.77%	0.60%	1.75%	0.88%	2.06%
2011	2,725	$9.86	$10.15	$27,210	0.85%	0.60%	1.75%	–1.29%	–0.19%
PIMCO VIT Total Return Advisor
2015	76,559	$10.37	$12.11	$861,569	5.01%	0.60%	1.75%	–1.41%	–0.25%
2014	73,680	$10.52	$12.14	$838,594	2.10%	0.60%	1.75%	2.35%	3.55%
2013	73,904	$10.28	$11.72	$818,498	2.12%	0.60%	1.75%	–3.77%	–2.65%
2012	60,040	$10.68	$12.04	$692,430	2.47%	0.60%	1.75%	7.57%	8.83%
2011	39,540	$9.93	$11.06	$429,278	2.55%	0.60%	1.75%	1.75%	2.88%
QS Legg Mason Dynamic Multi-Strategy VIT II
2015	3,427	$10.23	$11.56	$39,280	0.83%	1.00%	1.75%	–7.09%	–6.39%
2014	3,119	$10.92	$12.39	$38,387	1.33%	1.00%	1.75%	4.51%	5.31%
2013	2,604	$11.71	$11.80	$30,601	1.19%	1.30%	1.75%	16.06%	16.59%
2012	687	$10.09	$10.12	$6,939	3.90%	1.30%	1.75%	1.11%	1.42%
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Royce Capital Fund Micro-Cap SC
2015	1,365	$8.65	$12.73	$15,408	0.00%	0.60%	1.75%	–14.14%	–13.14%
2014	1,367	$10.07	$14.65	$17,916	0.00%	0.60%	1.75%	–5.52%	–4.42%
2013	2,304	$10.66	$15.33	$29,991	0.37%	0.60%	1.75%	18.55%	19.93%
2012	1,920	$8.99	$12.74	$21,618	0.00%	0.60%	1.75%	5.57%	6.70%
2011	1,124	$8.52	$11.96	$12,807	3.55%	0.60%	1.75%	–13.74%	–12.78%

FSA-78

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Royce Capital Fund Small-Cap SC
2015	7,845	$11.95	$15.76	$110,724	0.30%	0.60%	1.75%	–13.51%	–12.50%
2014	12,633	$13.82	$18.02	$198,116	0.00%	0.60%	1.75%	1.13%	2.31%
2013	13,592	$13.66	$17.61	$209,486	1.05%	0.60%	1.75%	32.09%	33.63%
2012	11,286	$10.34	$13.18	$134,250	0.04%	0.60%	1.75%	10.25%	11.54%
2011	6,047	$9.38	$11.81	$68,884	0.42%	0.60%	1.75%	–5.19%	–4.13%
Rydex Commodities Strategy
2015	2	$4.19	$4.19	$8	0.00%	1.00%	1.00%	–34.46%	–34.46%
2014	1	$6.40	$6.40	$9	0.00%	1.00%	1.00%	–34.67%	–34.67%
2013	1	$9.79	$9.79	$7	0.00%	1.00%	1.00%	3.07%	3.07%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rydex Inverse Government Long Bond
2015	1	$7.45	$7.45	$6	0.00%	1.00%	1.00%	–2.20%	–2.20%
2014	1	$7.62	$7.62	$6	0.00%	1.00%	1.00%	–25.66%	–25.66%
2013	1	$10.25	$10.25	$7	0.00%	1.00%	1.00%	3.24%	3.24%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rydex Inverse S&P 500 Strategy
2015	—	N/A	N/A	$—	0.00%	N/A	N/A	N/A	N/A
2014	—	$7.79	$7.79	$—	0.00%	1.00%	1.00%	–15.31%	–15.31%
2013	0	$0.00	$0.00	$0%		1.00%	1.00%	%	%
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Templeton Developing Markets VIP CL 2
2015	212	$6.84	$7.11	$1,494	2.10%	0.90%	1.75%	–21.01%	–20.33%
2014	143	$8.66	$8.94	$1,265	2.19%	0.90%	1.75%	–9.99%	–9.22%
2013	434	$9.62	$9.85	$4,214	2.19%	0.90%	1.75%	–2.65%	–1.81%
2012	0	$0.00	$0.00	$0%		0.90%	1.75%	%	%
2011	0	$0.00	$0.00	$0%		0.90%	1.75%	%	%
Templeton Foreign VIP CL 2
2015	8,409	$9.53	$15.87	$98,221	3.71%	0.60%	1.75%	–8.13%	–7.05%
2014	8,483	$10.38	$17.11	$107,207	1.92%	0.60%	1.75%	–12.69%	–11.66%
2013	9,848	$11.89	$19.41	$140,153	2.38%	0.60%	1.75%	20.82%	22.23%
2012	0	$0.00	$0.00	$0%		0.60%	1.75%	%	%
2011	9,254	$8.47	$13.50	$93,795	1.70%	0.60%	1.75%	–12.15%	–11.17%
Templeton Global Bond VIP Fund CL 2
2015	28,607	$9.78	$16.66	$348,208	7.94%	0.60%	1.75%	–5.98%	–4.88%
2014	26,715	$10.41	$17.51	$347,037	5.09%	0.60%	1.75%	0.05%	1.22%
2013	23,923	$10.40	$17.30	$315,568	4.80%	0.60%	1.75%	–0.15%	1.02%
2012	0	$0.00	$0.00	$0%		0.60%	1.75%	%	%
2011	9,357	$9.21	$14.97	$130,435	5.43%	0.60%	1.75%	–2.55%	–1.46%
Templeton Growth VIP CL 2
2015	10,086	$10.93	$19.27	$125,430	2.91%	0.60%	1.75%	–8.12%	–7.05%
2014	10,521	$11.89	$20.78	$141,369	1.38%	0.60%	1.75%	–4.51%	–3.40%
2013	12,582	$12.44	$21.55	$176,917	2.69%	0.60%	1.75%	28.54%	30.04%
2012	0	$0.00	$0.00	$0%		0.60%	1.75%	%	%
2011	12,715	$8.12	$13.83	$115,070	1.30%	0.60%	1.75%	–8.55%	–7.53%
UIF Global Real Estate II
2015	678	$11.85	$23.28	$9,253	2.21%	0.60%	1.75%	–3.14%	–2.01%
2014	750	$12.24	$23.81	$10,471	6.74%	0.60%	1.75%	11.86%	13.17%
2013	828	$10.94	$21.08	$10,250	3.69%	0.60%	1.75%	0.84%	2.02%
2012	911	$10.85	$20.70	$11,067	0.55%	0.60%	1.75%	27.67%	29.16%
2011	751	$8.50	$16.06	$7,311	3.29%	0.60%	1.75%	–11.68%	–10.69%

FSA-79

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31				For the Year Ended December 31
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Subaccount	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Van Eck Global Hard Asset
2015	7	$22.90	$25.01	$174	0.03%	1.25%	1.80%	–34.65%	–34.28%
2014	7	$35.05	$38.05	$241	0.09%	1.25%	1.80%	–20.56%	–20.11%
2013	7	$44.12	$47.63	$326	0.67%	1.25%	1.80%	8.55%	9.15%
2012	7	$40.64	$43.64	$310	0.60%	1.25%	1.80%	1.52%	2.09%
2011	7	$40.03	$42.74	$304	1.24%	1.25%	1.80%	–17.95%	–17.49%

*These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount if affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses addressed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)  Effective April 29, 2015, name changed from Goldman Sachs Global Markets Navigator SC.

(b)  Effective April 30, 2015, name changed from MFS VIT Research Bond SC.

(c)  For the period (commencement of operations): June 29, 2015 to December 31, 2015.

(d)  For the period (cessation of operations): January 1, 2015 to March 28, 2015, fund merged into MFS VIT II MA Investors Growth Stock IC.

(e)  For the period (cessation of operations): January 1, 2015 to March 28, 2015, fund merged into MFS VIT II MA Investors Growth Stock SC.

(f)  For the period (commencement of operations): March 28, 2015 to December 31, 2015.

FSA-80

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

7.  EXPENSES

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge
To compensate Protective Life for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.	0.50% - 1.65%
Administrative Charge
An annual fee is assessed to reimburse Protective Life for expenses incurred in the administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.	0.10% - 0.15%
Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000 - $100,000, depending on the product.	$0 - $50
Surrender Charge (Contingent Deferred Sales Charge)
This charge is assessed as a percent of the amount surrendered and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	0.00% - 8.50%
Transfer Fee Currently there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25
Deferred Sales Charge
This charge is assessed as a percentage of cumulative purchase payments and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The fees are deducted quarterly and assessed through redemption of units.	0.00% - 0.70%

FSA-81

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2015

7.  EXPENSES — (Continued)

Expense Type	Range
Optional Benefit Fee
Optional benefits may be elected by contract owners. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a "Benefit Base" basis, an "Asset Base" basis, a "Floored Asset Base" basis or a "Net Amount at Risk" basis.	0.10% - 2.20% on Benefit Base 0.15% - 0.45% on Asset Base 1.0% - 2.2% on Floored Asset Base $0.25 per $1000 - $18.94 per $1000 on Net Amount at Risk.

8.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from contract owners less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2015.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2015, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-82

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of
Protective Life Insurance Company

In our opinion, the consolidated balance sheet as of December 31, 2015 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the period February 1, 2015 to December 31, 2015 present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries (the "Company" or "Successor Company") at December 31, 2015, and the results of their operations and their cash flows for the period February 1, 2015 to December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index as of December 31, 2015 and for the period from February 1, 2015 to December 31, 2015 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. The Company's management is responsible for these financial statements and financial statement schedules. Our responsibility is to express opinions on these financial statements and financial statement schedules based on our audit. We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Notes 1 and 4 to the consolidated financial statements, Protective Life Corporation (the Company's parent company) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply "pushdown" accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 18, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of
Protective Life Insurance Company

In our opinion, the accompanying consolidated balance sheet as of December 31, 2014 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the period from January 1, 2015 to January 31, 2015 and for each of two years in the period ended December 31, 2014 present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries (the "Company" or "Predecessor Company") at December 31, 2014, and the results of their operations and their cash flows for the period from January 1, 2015 to January 31, 2015 and for each of the two years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index as of December 31, 2014, for the period from January 1, 2015 to January 31, 2015 and for each of the two years in the period ended December 31, 2014, present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 1 and 4 to the consolidated financial statements, Protective Life Corporation (the Company's parent company) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply the "pushdown" basis of accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 18, 2016

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Successor Company	Predecessor Company
	February 1, 2015 to December 31,	January 1, 2015 to January 31,	For The Year Ended December 31,
	2015	2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Revenues
Premiums and policy fees	$2,992,822	$260,582	$3,283,069	$2,967,322
Reinsurance ceded	(1,174,871)	(91,632)	(1,395,743)	(1,387,437)
Net of reinsurance ceded	1,817,951	168,950	1,887,326	1,579,885
Net investment income	1,532,796	164,605	2,098,013	1,836,188
Realized investment gains (losses):
Derivative financial instruments	58,436	22,031	(13,492)	82,161
All other investments	(166,935)	81,153	205,302	(121,537)
Other-than-temporary impairment losses	(28,659)	(636)	(2,589)	(10,941)
Portion recognized in other comprehensive income (before taxes)	1,666	155	(4,686)	(11,506)
Net impairment losses recognized in earnings	(26,993)	(481)	(7,275)	(22,447)
Other income	271,787	23,388	294,333	250,420
Total revenues	3,487,042	459,646	4,464,207	3,604,670
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (Successor 2015 — $1,022,638); (Predecessor 2015 — $87,830; 2014 — $1,223,804; 2013 — $1,207,781)	2,535,388	266,575	2,786,463	2,473,988
Amortization of deferred policy acquisition costs and value of business acquired	95,064	4,817	308,320	154,660
Other operating expenses, net of reinsurance ceded: (Successor 2015 — $196,383); (Predecessor 2015 — $17,700; 2014 — $199,824; 2013 — $199,079)	602,402	55,407	630,635	553,523
Total benefits and expenses	3,232,854	326,799	3,725,418	3,182,171
Income before income tax	254,188	132,847	738,789	422,499
Income tax (benefit) expense
Current	46,722	(47,384)	181,763	(18,298)
Deferred	27,769	91,709	65,075	149,195
Total income tax expense	74,491	44,325	246,838	130,897
Net income	$179,697	$88,522	$491,951	$291,602

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Successor Company	Predecessor Company
	February 1, 2015 to December 31,	January 1, 2015 to January 31,	For The Year Ended December 31,
	2015	2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Net income	$179,697	$88,522	$491,951	$291,602
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (Successor 2015 — $(680,274)); (Predecessor 2015 — $259,616; 2014 — $529,838; 2013 — $(673,302))	(1,263,367)	482,143	983,985	(1,250,416)
Reclassification adjustment for investment amounts included in net income, net of income tax: (Successor 2015 — $9,352); (Predecessor 2015 — $(2,244); 2014 — $(23,903); 2013 — $(15,396))	17,369	(4,166)	(44,391)	(28,594)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2015 — $(212)); (Predecessor 2015 — $(131); 2014 — $1,883; 2013 — $2,472)	(393)	(243)	3,498	4,591
Change in accumulated (loss) gain — derivatives, net of income tax: (Successor 2015 — $(45)); (Predecessor 2015 — $5; 2014 — $(1); 2013 — $395)	(86)	9	(2)	734
Reclassification adjustment for derivative amounts included in net income, net of income tax: (Successor 2015 — $45); (Predecessor 2015 — $13; 2014 — $622; 2013 — $822)	86	23	1,155	1,527
Total other comprehensive income (loss)	(1,246,391)	477,766	944,245	(1,272,158)
Total comprehensive income (loss)	$(1,066,694)	$566,288	$1,436,196	$(980,556)

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: 2015 Successor — $38,389,859; 2014 Predecessor — $33,716,848)	$35,507,098	$36,756,240
Fixed maturities, at amortized cost (fair value: 2015 Successor — $515,000; 2014 Predecessor — $485,422)	593,314	435,000
Equity securities, at fair value (cost: 2015 Successor — $693,147; 2014 Predecessor — $735,297)	699,925	756,790
Mortgage loans (related to securitizations: 2015 Successor — $359,181; 2014 Predecessor — $455,250)	5,662,812	5,133,780
Investment real estate, net of accumulated depreciation (2015 Successor — $133; 2014 Predecessor — $246)	11,118	5,918
Policy loans	1,699,508	1,758,237
Other long-term investments	594,036	491,282
Short-term investments	263,837	246,717
Total investments	45,031,648	45,583,964
Cash	212,358	268,286
Accrued investment income	472,694	474,095
Accounts and premiums receivable	54,054	81,137
Reinsurance receivables	5,307,556	5,907,662
Deferred policy acquisition costs and value of business acquired	1,562,373	3,155,046
Goodwill	732,443	77,577
Other intangibles, net of accumulated depreciation (2015 Successor — $37,869)	645,131	—
Property and equipment, net of accumulated depreciation (2015 Successor — $7,908; 2014 Predecessor — $116,688)	101,600	51,760
Other assets	255,283	398,574
Income tax receivable	—	1,648
Assets related to separate accounts
Variable annuity	12,829,188	13,157,429
Variable universal life	827,610	834,940
Total assets	$68,031,938	$69,992,118
Liabilities
Future policy benefits and claims	$29,703,190	$29,944,477
Unearned premiums	651,205	1,515,001
Total policy liabilities and accruals	30,354,395	31,459,478
Stable value product account balances	2,131,822	1,959,488
Annuity account balances	10,719,862	10,950,729
Other policyholders' funds	1,069,572	1,430,325
Other liabilities	1,230,500	1,178,962
Income tax payable	76,584	—
Deferred income taxes	1,215,180	1,611,864
Non-recourse funding obligations	1,951,563	1,527,752
Repurchase program borrowings	438,185	50,000
Liabilities related to separate accounts
Variable annuity	12,829,188	13,157,429
Variable universal life	827,610	834,940
Total liabilities	62,844,461	64,160,967
Commitments and contingencies — Note 13
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock; $1 par value, shares authorized and issued: 2015 and 2014 — 5,000,000	5,000	5,000
Additional paid-in-capital	6,274,169	1,437,787
Retained earnings	154,697	2,905,151
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2015 Successor — $(670,922); 2014 Predecessor — $796,488)	(1,245,998)	1,479,192
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2015 Successor — $(212); 2014 Predecessor — $2,208)	(393)	4,101
Accumulated loss — derivatives, net of income tax: (2015 Successor — $0; 2014 Predecessor — $(45))	—	(82)
Total shareowner's equity	5,187,477	5,831,151
Total liabilities and shareowner's equity	$68,031,938	$69,992,118

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Thousands)
Predecessor Company
Balance, December 31, 2012	$2	$5,000	$1,363,258	$2,507,829	$1,811,124	$5,687,213
Net income for 2013				291,602		291,602
Other comprehensive loss					(1,272,158)	(1,272,158)
Comprehensive loss for 2013						(980,556)
Capital contributions			70,000			70,000
Dividends paid to the parent company				(86,231)		(86,231)
Balance, December 31, 2013	$2	$5,000	$1,433,258	$2,713,200	$538,966	$4,690,426
Net income for 2014				491,951		491,951
Other comprehensive income					944,245	944,245
Comprehensive income for 2014						1,436,196
Capital contributions			4,529			4,529
Dividends paid to the parent company				(300,000)		(300,000)
Balance, December 31, 2014	$2	$5,000	$1,437,787	$2,905,151	$1,483,211	$5,831,151
Net income for the period of January 1, 2015 to January 31, 2015				88,522		88,522
Other comprehensive income					477,766	477,766
Comprehensive income for the period of January 1, 2015 to January 31, 2015						566,288
Balance, January 31, 2015	$2	$5,000	$1,437,787	$2,993,673	$1,960,977	$6,397,439
	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Thousands)
Successor Company
Balance, February 1, 2015	$2	$5,000	$6,504,211	$—	$—	$6,509,213
Net income for the period of February 1, 2015 to December 31, 2015				179,697		179,697
Other comprehensive loss					(1,246,391)	(1,246,391)
Comprehensive loss for the period of February 1, 2015 to December 31, 2015						(1,066,694)
Dividends paid to the parent company				(25,000)		(25,000)
Return of capital			(230,042)			(230,042)
Balance, December 31, 2015	$2	$5,000	$6,274,169	$154,697	$(1,246,391)	$5,187,477

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor Company	Predecessor Company
	February 1, 2015 to December 31,	January 1, 2015 to January 31,	For The Year Ended December 31,
	2015	2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Cash flows from operating activities
Net income	$179,697	$88,522	$491,951	$291,602
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains)	135,492	(102,703)	(184,535)	61,823
Amortization of deferred policy acquisition costs and value of business acquired	95,064	4,817	308,320	154,660
Capitalization of deferred policy acquisition costs	(300,190)	(22,799)	(293,612)	(345,885)
Depreciation expense	45,829	796	7,401	6,595
Deferred income tax	27,769	91,709	65,075	149,195
Accrued income tax	126,701	(48,469)	10,751	70,749
Interest credited to universal life and investment products	682,836	79,088	824,418	875,180
Policy fees assessed on universal life and investment products	(1,056,092)	(90,288)	(1,038,180)	(894,176)
Change in reinsurance receivables	231,081	(98,148)	100,348	97,523
Change in accrued investment income and other receivables	25,259	(1,285)	14,332	(34,551)
Change in policy liabilities and other policyholders' funds of traditional life and health products	(176,920)	176,119	92,823	95,421
Trading securities:
Maturities and principal reductions of investments	114,501	17,946	114,793	179,180
Sale of investments	135,465	26,422	353,250	256,938
Cost of investments acquired	(220,094)	(27,289)	(320,928)	(380,836)
Other net change in trading securities	73,376	(26,901)	(69,641)	38,999
Amortization of premiums and accretion of discounts on investments and mortgage loans	373,362	3,420	52,770	(4,922)
Change in other liabilities	6,336	211,031	197,442	(78,240)
Other income — gains on repurchase of non-recourse funding obligations	—	—	(7,393)	(15,379)
Other, net	(46,128)	(133,928)	(75,731)	18,601
Net cash provided by operating activities	453,344	148,060	643,654	542,477
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,052,198	59,028	1,198,690	1,094,862
Sale of investments, available-for-sale	1,334,251	200,716	2,273,909	3,241,559
Cost of investments acquired, available-for-sale	(3,496,997)	(150,030)	(3,602,600)	(5,079,971)
Change in investments, held-to-maturity	(65,000)	—	(70,000)	(65,000)
Mortgage loans:
New lendings	(1,466,020)	(100,530)	(925,910)	(583,697)
Repayments	1,306,034	45,741	1,285,489	861,562
Change in investment real estate, net	(3,662)	7	13,032	(10,356)
Change in policy loans, net	52,364	6,365	57,507	17,181
Change in other long-term investments, net	(73,948)	(25,372)	(87,522)	(231,653)
Change in short-term investments, net	(11,271)	(39,312)	(71,015)	147,477
Net unsettled security transactions	(64,615)	37,510	30,212	7,373
Purchase of property and equipment	(6,823)	(648)	(8,088)	(10,275)
Payments for business acquisitions, net of cash acquired	—	—	(906)	(471,714)
Net cash (used in) provided by investing activities	(1,443,489)	33,475	92,798	(1,082,652)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	65,000	—	32,348	46,000
Repurchase program borrowings	388,185	—	(300,000)	200,000
Capital contributions from PLC	—	—	4,529	70,000
Dividends/Return of capital to the parent company	(255,042)	—	(300,000)	(44,963)
Investment product deposits and change in universal life deposits	3,064,373	169,233	2,576,727	3,219,561
Investment product withdrawals	(2,438,916)	(240,147)	(2,827,305)	(2,874,426)
Other financing activities, net	—	(4)	(44)	—
Net cash provided by (used in) financing activities	823,600	(70,918)	(813,745)	616,172
Change in cash	(166,545)	110,617	(77,293)	75,997
Cash at beginning of period	378,903	268,286	345,579	269,582
Cash at end of period	$212,358	$378,903	$268,286	$345,579
See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan ("Dai-ichi Life"), when DL Investment (Delaware), Inc., a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC (the "Merger"). Prior to February 1, 2015, and for the periods reported as "predecessor", PLC's stock was publicly traded on the New York Stock Exchange. Subsequent to the Merger date, the Company remains an SEC registrant within the United States.

The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies.

The Merger was accounted for by PLC under the acquisition method of accounting under ASC Topic 805 Business Combinations. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. PLC elected to apply "pushdown" accounting by applying the guidance allowed by ASC Topic 805, Business Combinations, including the initial recognition of most of PLC's assets and liabilities at fair value as of the acquisition date, and similarly recognizing goodwill calculated based on the terms of the transaction and the fair value of the new basis of net assets of PLC. The new basis of accounting will be the basis of the accounting records in the preparation of future financial statements and related disclosures after the Merger date. Goodwill of $735.7 million was recorded as of the acquisition date which represents the cost in excess of the fair value of net assets acquired (including identifiable intangibles) in the Merger, and reflects the Company's assembled workforce, future growth potential and other sources of value not associated with identifiable assets. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2015 (Successor Company) is $732.4 million.

The Merger was accounted for by the Company in a manner consistent with that utilized by PLC. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. In conjunction with PLC's and the Company's election to apply "pushdown" accounting to reflect the impact of the transaction and the new basis of net assets recorded as of February 1, 2015, the entire amount of goodwill and other identifiable intangible assets recognized by PLC were allocated to the Company. This was supported by the fact that the Company is the primary operating subsidiary of PLC and the workforce, distribution and sales organization, current and future policy and portfolio cash flows, and other items for which the transaction was primarily based are consistent between PLC and the Company. As such, the entire balance of goodwill is included in the new basis of net assets of the Company. The new basis of accounting will be the basis of the accounting records in the preparation of future financial statements and related disclosures after the Merger date.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION — (Continued)

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 21, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization periods, goodwill recoverability, value of business acquired ("VOBA"), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company's expectations for recovery of the security's entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security's basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost are written down to discounted expected future cash flows ("post impairment cost") and credit losses are recorded in earnings. The difference between the securities' discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank. Such negative balances are included in other liabilities and were $70.3 million as of December 31, 2015 (Successor Company) and was immaterial as of December 31, 2014 (Predecessor Company), respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 8%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the Merger, a portion of the purchase price was allocated to the right to receive future gross profits from cash flows and earnings of the Company's insurance policies and investment contracts as of the date of the Merger. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from the Company's insurance policies and investment contracts in-force on the date of the Merger. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins ("EGMs") for participating traditional life products within the MONY Life Insurance Company ("MONY") block. For interest sensitive products, the Company uses various amortization bases including expected gross profits ("EGPs"), revenues, or insurance in-force. VOBA is subject to annual recoverability testing.

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, and technology. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable.

Property and Equipment

In conjunction with the Merger, property and equipment was recorded at fair value as of the Merger date and will be depreciated from this basis in future periods based on the respective estimated useful lives. Real estate assets were recorded at appraised values as of the acquisition date. The Company has estimated the remaining useful life of the home office building to be 25 years. Land is not depreciated.

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Property and equipment consisted of the following:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Home office building	$90,617	$75,109
Data processing equipment	14,607	40,568
Other, principally furniture and equipment	4,284	52,771
	109,508	168,448
Accumulated depreciation	(7,908)	(116,688)
Total property and equipment	$101,600	$51,760

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. During 2015, the Company terminated its funding agreement-backed notes program registered with the United States Securities and Exchange Commission (the "SEC") and, on October 2, 2015, established an unregistered funding agreement-backed notes program.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the Company had $400.7 million and $39.8 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to ten years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

As of December 31, 2015 (Successor Company), future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2016	$534.7
2017-2018	1,068.1
2019-2020	451.2
Thereafter	62.3

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments". For additional information, see Note 23, Derivative Financial Instruments.

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Guaranteed Minimum Withdrawal Benefits

The Company also establishes reserves for guaranteed minimum withdrawal benefits ("GMWB") on its variable annuity ("VA") products. The GMWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current implied volatilities for the equity indices. The fair value of the GMWB is impacted by equity market conditions and can result in the GMWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GMWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GMWB embedded derivative liability. The methods used to estimate the embedded derivatives employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. In conjunction with the Merger, the Company updated the fair value of the GMWB reserves to reflect current assumptions as of February 1, 2015 (Successor Company). As a result of the application of ASC Topic 805, the Company reset the hedge premium rates utilized in the valuation for all policies to be equal to the present value of future claims with the reset hedge premium rates being capped at the actual charges to the policyholder. This update resulted in a decrease in the net liability of approximately $69.4 million on the Merger date. The Company reinsures certain risks associated with the GMWB to Shades Creek Captive Insurance ("Shades Creek"), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2015 (Successor Company), the Company's net GMWB liability held, including the impact of reinsurance, was $18.5 million.

Goodwill

Accounting for goodwill requires an estimate of the future profitability of the associated lines of business to assess the recoverability of the capitalized acquisition goodwill. The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If it is determined that it is more likely than not that impairment exists, the Company compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

(which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The Company's material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions.

On the date of the Merger, goodwill of $735.7 million was recognized as the excess of the purchase consideration over the fair value of identifiable assets acquired and liabilities assumed. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2015 (Successor Company) is $732.4 million. The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company's reporting units below its carrying amount. During the fourth quarter of 2015, the Company performed its annual evaluation of goodwill based on information as of September 30, 2015 (Successor Company) and determined that no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to September 30, 2015 that would impact the Company's conclusion and no such events were identified. As of December 31, 2015 (Successor Company), the Company had goodwill of $732.4 million.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. In general, income tax provisions are based on the income reported for financial statement purposes. Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to net unrealized gains (losses), deferred policy acquisition costs and value of business acquired, and future policy benefits and claims.

The Company analyzes whether it needs to establish a valuation allowance on each of its deferred tax assets. In performing this analysis, the Company first considers the need for a valuation allowance on each separate deferred tax asset. Ultimately, it analyzes this need in the aggregate in order to prevent the double-counting of expected future taxable income in each of the foregoing separate analyses.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company's investment in a VIE refer to Note 6, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values were computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2015 (Successor Company), range from approximately 2.8% to 4.5%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

PROTECTIVE LIFE INSURANCE COMPANY

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	Successor Company	Predecessor Company
	As of December 31,	As of January 31,	As of December 31,
	2015	2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Balance beginning of year	$403,009	$419,401	$334,450	$326,633
Less: reinsurance	149,618	163,671	117,502	155,341
Net balance beginning of year	253,391	255,730	216,948	171,292
Incurred related to:
Current year	973,175	97,573	1,075,005	698,028
Prior year	95,977	9,360	102,936	68,396
Total incurred	1,069,152	106,933	1,177,941	766,424
Paid related to:
Current year	939,824	98,281	1,017,193	682,877
Prior year	111,222	10,991	121,966	85,146
Total paid	1,051,046	109,272	1,139,159	768,023
Other changes:
Acquisition and reserve transfers(1)	—	—	—	47,255
Net balance end of year	271,497	253,391	255,730	216,948
Add: reinsurance	112,537	149,618	163,671	117,502
Balance end of year	$384,034	$403,009	$419,401	$334,450

(1)  This amount represents the net liability, before reinsurance, for unpaid claims as of December 31, 2013 (Predecessor Company) for MONY Life Insurance Company. The claims activity from the acquisition date of October 1, 2013 through December 31, 2013 (Predecessor Company) for MONY Life Insurance Company is not reflected in this chart.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.2% to 9.8% in 2015.

The Company establishes liabilities for fixed indexed annuity ("FIA") products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC" or

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2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

"Codification") Topic 815 — Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 22, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these FIA products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 22, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company did not elect to value these IUL products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) — Derivative financial instruments. For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 22, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company's accounting policies with respect to variable universal life ("VUL") and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience. Future declines in the equity market would increase the Company's GMDB liability.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB, as of December 31, 2015 (Successor Company), are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2015 (Successor Company), the GMDB reserve, including the impact of reinsurance, was $29.9 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection ("GAP"). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services — Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's fixed universal life ("UL"), VUL, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services — Insurance Topic.

Reinsurance Allowances — Long-Duration Contracts — Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its "cost of reinsurance" to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services — Insurance Topic, "The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized." The Company's policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

recognized. For the Company's long-duration contracts, it is the Company's practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company's practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet. The reinsurance receivables were recorded in the balance sheet using current accounting policies and the most current assumptions as of the Merger date. As of the Merger date, the Company also calculated the ceded VOBA associated with the reinsured policies. The reinsurance receivables combined with the associated ceded VOBA represent the fair value of the reinsurance assets. Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed by the Company's actuarial staff to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

Accounting Standards Update ("ASU") No. 2014-08 — Reporting Discontinued Operations and Disclosure of Disposals of Components of an Entity. This Update changes the requirements for reporting discontinued operations and related disclosures. The Update limits the definition of a discontinued operation to disposals that represent "strategic shifts" that will have a major effect on an entity's operation and financial results. Additionally, the Update requires enhanced disclosures about the components of discontinued operations and the financial effects of the disposal. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2014. The Company has reviewed the additional disclosures required by the Update, and will apply the revised guidance to any disposals occurring after the effective date.

ASU No. 2014-11 — Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. This Update changes the requirements for classification of certain repurchase agreements, and will expand the use of secured borrowing accounting for repurchase-to-maturity transactions. In addition, the Update requires additional disclosures for repurchase agreements accounted for both as sales and as secured borrowings. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2014. The Update did not impact the Company's financial position or results of operations. The Company has updated its policies and processes to ensure compliance with the additional disclosure requirements in this Update.

ASU No. 2014-17 — Business Combinations (Topic 805). This Update relates to "pushdown accounting", which refers to pushing down the acquirer's accounting and reporting basis (which is recognized in conjunction with its accounting for a business combination) to the acquiree's standalone

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

financial statements. The new guidance makes pushdown accounting optional for an acquiree that is a business or nonprofit activity when there is a change-in-control event (e.g., the acquirer in a business combination obtains control over the acquiree). In addition, the staff of the SEC released Staff Accounting Bulletin ("SAB") No. 115, which rescinds SAB Topic 5J, "New Basis of Accounting Required in Certain Circumstances" (the SEC staff's pre-existing guidance on pushdown accounting) and conforms SEC guidance on pushdown accounting to the FASB's new guidance. Revised SEC guidance was codified in ASU No. 2015-08, issued in May 2015. The new pushdown accounting guidance became effective upon its issuance on November 18, 2014. Although now optional, the Company has applied pushdown accounting to its standalone financial statements effective with the Company becoming a wholly owned subsidiary of Dai-ichi Life on February 1, 2015. The presentation within this report for predecessor and successor periods is consistent with this Update.

ASU No. 2015-16 — Business Combinations (Topic 805) — Simplifying the Accounting for Measurement-Period Adjustments. This Update provides that an acquirer must recognize adjustments to provisional amounts that are identified during the measurement period following a business combination in the reporting period in which the adjustment amounts are determined. This Update is effective for fiscal years beginning after December 15, 2015, including interim periods within those fiscal years. The amendments in the Update are to be applied prospectively for adjustments that occur after the effective date, with early adoption permitted for financial statements that have not been issued. The Company elected early adoption of the revised guidance in this Update by way of a change in accounting principle in the fourth quarter of 2015. The Company made adjustments to provisional amounts recorded as part of the Dai-ichi Merger which resulted in a decrease to goodwill of $3.3 million. See Note 9, Goodwill for more details on the measurement period adjustment.

Accounting Pronouncements Not Yet Adopted

ASU No. 2014-09 — Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update was originally effective for annual and interim periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU No. 2015-14 — Revenues from Contracts with Customers: Deferral of the Effective Date, to defer the effective date of ASU No. 2014-09 by one year to annual and interim periods beginning after December 15, 2017. Early adoption will be allowed, but not before the original effective date. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption. The Company is currently assessing the impact this standard will have on its non-insurance operations.

ASU No. 2014-15 — Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. This Update will require management to assess an entity's ability to continue as a going concern, and will require footnote disclosures in certain circumstances. Under the updated guidance, management should consider relevant conditions and evaluate whether it is probable that the entity will be unable to meet its obligations within one year after the issuance date of the financial statements. The Update is

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

effective for annual periods ending December 31, 2016 and for annual and interim periods thereafter, with early adoption permitted. The amendments in this Update will not impact the Company's financial position or results of operations. However, the new guidance will require a formal assessment of going concern by management based on criteria prescribed in the new guidance. The Company is reviewing its policies and processes to ensure compliance with the new guidance.

ASU No. 2015-02 — Consolidation — Amendments to the Consolidation Analysis. This Update makes several targeted changes to generally accepted accounting principles, including a) eliminating the presumption that a general partner should consolidate a limited partnership and b) eliminating the consolidation model specific to limited partnerships. The amendments also clarify when fees and related party relationships should be considered in the consolidation of variable interest entities. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2015. The Company is prepared to comply with the revised guidance and does not expect a material financial or operational impact upon adoption.

ASU No. 2015-03 — Interest — Imputation of Interest. The objective of this Update is to eliminate diversity in practice related to the presentation of debt issuance costs. The amendments in this Update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this Update. The Update is effective for fiscal years beginning after December 15, 2015, and requires revised presentation of debt issuance costs in all periods presented in the financial statements. The Company is prepared to comply with the revised guidance and does not believe it will materially impact the presentation of the Company's financial position.

ASU No. 2015-05 — Intangibles — Goodwill and Other — Internal-Use Software. The amendments in this Update provide guidance to customers about whether a cloud computing arrangement includes a software license. If a cloud computing arrangement includes a software license, then the customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the customer should account for the arrangement as a service contract. The guidance will not change GAAP for a customer's accounting for service contracts. The Update is effective for annual and interim periods beginning after December 15, 2015. The Company is prepared to comply with the revised guidance and does not believe it will materially impact the presentation of the Company's financial position.

ASU No. 2015-09 — Financial Services — Insurance (Topic 944): Disclosures about Short-Duration Contracts. The amendments in this Update require additional disclosures for short-duration contracts issued by insurance entities. The additional disclosures focus on the liability for unpaid claims and claim adjustment expenses and include incurred and paid claims development information by accident year in tabular form, along with a reconciliation of this information to the statement of financial position. For accident years included in the development tables, the amendments also require disclosure of the total incurred-but-not-reported liabilities and expected development on reported claims, along with claims frequency information unless impracticable. Finally, the amendments require disclosure of the historical average annual percentage payout of incurred claims. With the exception of the current reporting period, claims development information may be presented as supplementary information. The Update is effective for annual periods beginning after December 15, 2015 and interim

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

periods beginning after December 15, 2016. The Company is reviewing its products to determine the applicability and potential impact of the new disclosures.

ASU No. 2015-12 — Plan Accounting — (Topics 960, 962 and 965). This Update is a three-part standard that provides guidance on certain aspects of the accounting related to employee benefit plans. Part I requires an employee benefit plan to use contract value as the only measurement amount for fully-benefit responsive investment contracts. Part II simplifies and increases the effectiveness of plan investment disclosure requirements for employee benefit plans by eliminating certain disclosures related to individual investments over 5 percent and by eliminating the need to disaggregate investments in multiple ways. Part III provides a measurement-date practical expedient for plan investments when the fiscal year-end of a plan does not coincide with a month-end. The guidance is effective for fiscal years beginning after December 15, 2015 for all three parts and early adoption is permitted. For parts I and II, amendments should be applied retrospectively to all financial statements presented, while part III should be applied prospectively. The Company is reviewing its policies and procedures to ensure compliance with the revised guidance.

ASU No. 2015-15 — Interest — Imputation of Interest — Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. The objective of this Update is to clarify the SEC Staff's position on presenting and measuring debt issuance costs incurred in connection with line-of-credit arrangements given the lack of guidance on the topic in ASU No. 2015-03. This Update reflects the SEC Staff's decision to not object when an entity defers and presents debt issuance costs as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement. The Company is prepared to comply with the revised guidance.

ASU No. 2016-01 — Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most notably, the Update requires that equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) be measured at fair value with changes in fair value recognized in net income. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2017. The Company is reviewing its policies and processes to ensure compliance with the revised guidance.

ASU No. 2016-02 — Leases. This Update will amend the accounting model used by lessees, requiring all leases with terms greater than twelve months to be recorded on the balance sheet in the form of a right-of-use asset and lease liability. These amounts will be initially measured as the present value of remaining lease payments. The Update will retain the existing distinction between operating and finance leases. This distinction will impact both the measurement and classification of lease expense over the term of the contract. The Update also introduces minor changes to the accounting model for lessors, along with new disclosures focused on providing users with qualitative and quantitative information about the amounts recorded in the financial statements. The Update is effective for annual and interim periods beginning after December 15, 2018. The Company is reviewing its policies and processes, as well as existing lease agreements, to determine the impact of the updated guidance.

ASU No. 2016-08 — Revenue from Contracts with Customers — Principal versus Agent Considerations. This Update provides clarifying guidance regarding the application of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

ASU No. 2014-09 — Revenue From Contracts with Customers when another party, along with the reporting entity, is involved in providing a good or a service to a customer. In these circumstances, an entity is required to determine whether the nature of its promise is to provide that good or service to the customer (that is, the entity is a principal) or to arrange for the good or service to be provided to the customer by the other party (that is, the entity is an agent). The amendments in the Update clarify the implementation guidance on principal versus agent considerations. The Update is effective, along with ASU 2014-09, for annual and interim periods beginning after December 15, 2017. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update with regard to its non-insurance operations.

3.  RECENTLY ANNOUNCED REINSURANCE AND FINANCING TRANSACTION

On January 15, 2016, the Company completed the transaction contemplated by the Master Agreement, dated September 30, 2015 (the "Master Agreement"), with Genworth Life and Annuity Insurance Company ("GLAIC"). Pursuant to the Master Agreement, on January 15, 2016, the Company entered into a reinsurance agreement (the "Reinsurance Agreement") under the terms of which the Company coinsures certain term life insurance business of GLAIC (the "GLAIC Block"). In connection with the reinsurance transaction, on January 15, 2016, Golden Gate Captive Insurance Company ("Golden Gate"), a wholly owned subsidiary of the Company, and Steel City, LLC ("Steel City"), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of "XXX" reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and West Coast Life Insurance Company ("WCL"), a direct wholly owned subsidiary. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the "Risk-Takers") provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is "non-recourse" to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. The estimated average annual expense of the credit enhancement under generally accepted accounting principles is approximately $3.1 million, after-tax. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes. Also on January 15, 2016, Golden Gate paid an extraordinary dividend of $300 million to the Company as approved by the Vermont Department of Financial Regulation.

4.  DAI-ICHI MERGER

On February 1, 2015 PLC, subsequent to required approvals from PLC's shareholders and relevant regulatory authorities, became a wholly owned subsidiary of Dai-ichi Life as contemplated by the Agreement and Plan of Merger (the "Merger Agreement") with Dai-ichi Life and DL Investment (Delaware), Inc., a Delaware corporation and wholly owned subsidiary of Dai-ichi Life, which provided for the Merger of DL Investment (Delaware), Inc. with and into PLC (the "Merger"), with PLC surviving

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  DAI-ICHI MERGER — (Continued)

the Merger as a wholly owned subsidiary of Dai-ichi Life. On February 1, 2015 each share of PLC's common stock outstanding was converted into the right to receive $70 per share, without interest, (the "Per Share Merger Consideration"). The aggregate cash consideration paid in connection with the Merger for the outstanding shares of common stock was approximately $5.6 billion, such amounts paid directly to the shareowners of record by Dai-ichi Life. The Merger provided Dai-ichi Life with a platform for growth in the United States, where it did not previously have a significant presence. In connection with the completion of the Merger, PLC's previously publicly traded equity was delisted from the NYSE, although PLC and the Company remain SEC registrants for financial reporting purposes in the United States.

The Merger was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the date of the Merger, goodwill of $735.7 million represented the cost in excess of the fair value of net assets acquired (including identifiable intangibles) in the Merger, and reflected the Company's assembled workforce, future growth potential and other sources of value not associated with identifiable assets. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2015 (Successor Company) is $732.4 million. None of the goodwill is tax deductible.

The following table summarizes the fair value of assets acquired and liabilities assumed at the acquisition date:

Fair Value As of February 1, 2015
(Dollars In Thousands)
Assets
Fixed maturities	$38,342,948
Equity securities	699,081
Mortgage loans	5,580,229
Investment real estate	7,456
Policy loans	1,751,872
Other long-term investments	657,346
Short-term investments	311,236
Total investments	47,350,168
Cash	378,903
Accrued investment income	483,691
Accounts and premiums receivable	104,260
Reinsurance receivables	5,538,637
Value of business acquired	1,278,064
Goodwill	735,712
Other intangibles	683,000
Property and equipment	102,736
Other assets	224,555
Income tax receivable	50,117

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  DAI-ICHI MERGER — (Continued)

Fair Value As of February 1, 2015
(Dollars In Thousands)
Assets related to separate accounts
Variable annuity	$12,970,587
Variable universal life	819,188
Total assets	$70,719,618
Liabilities
Future policy and benefit claims	$30,195,397
Unearned premiums	622,278
Total policy liabilities and accruals	30,817,675
Stable value product account balances	1,932,277
Annuity account balances	10,941,661
Other policyholders' funds	1,388,083
Other liabilities	1,533,666
Deferred income taxes	1,861,632
Non-recourse funding obligations	1,895,636
Repurchase program borrowings	50,000
Liabilities related to separate accounts
Variable annuity	12,970,587
Variable universal life	819,188
Total liabilities	64,210,405
Net assets acquired	$6,509,213

As of the acquisition date, all contractual cash flows related to the Company's historical and acquired receivables (as presented within this consolidated balance sheet) are expected to be collected.

Intangible assets recognized by the Company included the following (excluding goodwill):

	Estimated Fair Value on Acquisition Date	Estimated Useful Life
	(Dollars In Thousands)	(In Years)
Distribution relationships	$405,000	14-22
Trade names	103,000	13-17
Technology	143,000	7-14
Total intangible assets subject to amortization	651,000
Insurance licenses	32,000	Indefinite
Total intangible assets	$683,000

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  DAI-ICHI MERGER — (Continued)

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2016	$41,313
2017	41,313
2018	41,313
2019	41,313
2020	41,313

All tangible and intangible assets of the Company were allocated to applicable operating segments in connection with the recording of pushdown accounting. The purchase price was also allocated to each operating segment in accordance with the determined fair value of the operating segments, such that the total reconciled with the total consideration paid in the Merger. Subtraction of the fair value of the tangible and intangible assets for each operating segment from the allocated purchase price of that operating segment resulted in the goodwill allocated to each operating segment. The amount of goodwill allocated to each operating segment is reflected in Note 25, Operating Segments.

Treatment of Benefit Plans

At or immediately prior to the Merger, each stock appreciation right with respect to shares of PLC's Common Stock granted under any Stock Plan (each, a "SAR") that was outstanding and unexercised immediately prior to the Merger and that had a base price per share of Common Stock underlying such SAR (the "Base Price") that was less than the Per Share Merger Consideration (each such SAR, an "In-the-Money SAR"), whether or not exercisable or vested, was cancelled and converted into the right to receive an amount in cash less any applicable withholding taxes, determined by multiplying (i) the excess of the Per Share Merger Consideration over the Base Price of such In-the-Money SAR by (ii) the number of shares of PLC's Common Stock subject to such In- the-Money SAR (such amount, the "SAR Consideration").

At or immediately prior to the effective time of the Merger, each restricted stock unit with respect to a share of PLC's Common Stock granted under any Stock Plan (each, a "RSU") that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of PLC's RSUs.

The number of performance shares earned for each award of performance shares granted under any PLC Stock Plan was calculated by determining the number of performance shares that would have been paid if the subject award period had ended on the December 31 immediately preceding the Merger (based on the conditions set for payment of performance share awards for the subject award period), provided that the number of performance shares earned for each award were not less than the aggregate number of performance shares at the target performance level. Each performance share earned that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of Performance Shares.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company ("MONY") converted from a mutual insurance company to a stock corporation ("demutualization"). In connection with its demutualization, an accounting mechanism known as a closed block (the "Closed Block") was established for certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block's policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY's general account, any of MONY's separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income (loss) ("AOCI")) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY's Closed Block's earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-ichi Life, this actuarial calculation of the expected timing of MONY's Closed Block earnings was recalculated and reset as of February 1, 2015, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company's net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend, unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Summarized financial information for the Closed Block as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company) and is as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders' account balances and other policyholder liabilities	$6,010,520	$6,138,505
Policyholder dividend obligation	—	366,745
Other liabilities	22,917	53,838
Total closed block liabilities	6,033,437	6,559,088
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,426,090	4,524,037
Equity securities, available-for-sale, at fair value	—	5,387
Mortgage loans on real estate	247,162	448,855
Policy loans	746,102	771,120
Cash and other invested assets	34,420	30,984
Other assets	166,445	221,270
Total closed block assets	5,620,219	6,001,653
Excess of reported closed block liabilities over closed block assets	413,218	557,435
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation of $(179,360) (Successor) and $106,886 (Predecessor)	(18,597)	—
Future earnings to be recognized from closed block assets and closed block liabilities	$394,621	$557,435

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Reconciliation of the policyholder dividend obligation is as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014
Policyholder dividend obligation, beginning balance	$323,432	$366,745	$190,494
Applicable to net revenue (losses)	(47,493)	(1,369)	(910)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation; includes deferred tax benefits of $(96,579) (Successor); $47,277 (2015 — Predecessor); $58,571 (2014 — Predecessor)	(275,939)	135,077	177,161
Policyholder dividend obligation, ending balance	$—	$500,453	$366,745

Closed Block revenues and expenses were as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014
	(Dollars In Thousands)	(Dollars In Thousands)
Revenues
Premiums and other income	$185,562	$15,065	$212,765
Net investment income	193,203	19,107	239,028
Net investment gains	3,333	568	10,528
Total revenues	382,098	34,740	462,321
Benefits and other deductions
Benefits and settlement expenses	336,629	31,152	417,667
Other operating expenses	1,001	—	674
Total benefits and other deductions	337,630	31,152	418,341
Net revenues before income taxes	44,468	3,588	43,980
Income tax expense	14,920	1,256	20,377
Net revenues	$29,548	$2,332	$23,603

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Fixed maturities	$1,266,769	$140,052	$1,711,722	$1,508,924
Equity securities	40,879	2,556	41,533	26,735
Mortgage loans	252,577	24,977	360,778	333,093
Investment real estate	2,528	112	4,483	3,555
Short-term investments	93,938	9,974	109,592	72,433
	1,656,691	177,671	2,228,108	1,944,740
Other investment expenses	123,895	13,066	130,095	108,552
Net investment income	$1,532,796	$164,605	$2,098,013	$1,836,188

Net realized investment gains (losses) for all other investments are summarized as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Fixed maturities	$1,272	$6,891	$75,074	$63,161
Equity securities	(1,001)	—	495	3,276
Impairments on fixed maturity securities	(26,993)	(481)	(7,275)	(19,100)
Impairments on equity securities	—	—	—	(3,347)
Modco trading portfolio	(167,359)	73,062	142,016	(178,134)
Other investments	153	1,200	(12,283)	(9,840)
Total realized gains (losses) — investments	$(193,928)	$80,672	$198,027	$(143,984)

For the period of February 1, 2015 to December 31, 2015 (Successor Company), gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $8.7 million and gross realized losses were $35.5 million, including $27.0 million of impairment losses.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $6.9 million and gross realized losses were $0.5 million, including $0.4 million of impairment losses. For the year ended December 31, 2014 (Predecessor Company), gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $76.7 million and gross realized losses were $8.1 million, including $6.9 million of impairment losses. For the year

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

ended December 31, 2013 (Predecessor Company), gross realized gains on investments available-for-sale (fixed maturities, equity securities, and short-term investments) were $72.6 million and gross realized losses were $27.9 million, including $21.7 million of impairment losses.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company sold securities in an unrealized gain position with a fair value (proceeds) of $948.8 million. The gain realized on the sale of these securities was $8.7 million.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company sold securities in an unrealized gain position with a fair value (proceeds) of $172.6 million. The gain realized on the sale of the securities was $6.9 million. For the year ended December 31, 2014 (Predecessor Company), the Company sold securities in an unrealized gain position with a fair value (proceeds) of $1.7 billion. The gain realized on the sale of these securities was $76.7 million. For the year ended December 31, 2013 (Predecessor Company), the Company sold securities in an unrealized gain position with a fair value (proceeds) of $2.3 billion. The gain realized on the sale of these securities was $72.6 million.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company sold securities in an unrealized loss position with a fair value (proceeds) of $178.4 million. The loss realized on the sale of these securities was $8.5 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company sold securities in an unrealized loss position with a fair value (proceeds) of $0.4 million. The loss realized on the sale of these securities were immaterial to the Company. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the year ended December 31, 2014 (Predecessor Company), the Company sold securities in an unrealized loss position with a fair value (proceeds) of $22.9 million. The loss realized on the sale of these securities was $1.2 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

For the year ended December 31, 2013 (Predecessor Company), the Company sold securities in an unrealized loss position with a fair value (proceeds) of $398.2 million. The loss realized on the sale of these securities was $6.2 million. The Company made the decision to exit these holdings in conjunction with our overall asset liability management process.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The amortized cost and fair value of the Company's investments classified as available-for-sale as of December 31, 2015 (Successor Company) and as of December 31, 2014 (Predecessor Company), are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
Successor Company As of December 31, 2015
Fixed maturities:
Residential mortgage-backed securities	$1,773,099	$9,286	$(17,112)	$1,765,273	$—
Commercial mortgage-backed securities	1,327,288	428	(41,852)	1,285,864	—
Other asset-backed securities	813,056	2,758	(18,763)	797,051	—
U.S. government-related securities	1,566,260	449	(34,532)	1,532,177	—
Other government-related securities	18,483	—	(743)	17,740	—
States, municipals, and political subdivisions	1,729,732	682	(126,814)	1,603,600	—
Corporate securities	28,433,530	26,147	(2,681,020)	25,778,657	(605)
Preferred stock	64,362	192	(1,867)	62,687	—
	35,725,810	39,942	(2,922,703)	32,843,049	(605)
Equity securities	684,888	13,255	(6,477)	691,666	—
Short-term investments	202,110	—	—	202,110	—
	$36,612,808	$53,197	$(2,929,180)	$33,736,825	$(605)
Predecessor Company As of December 31, 2014
Fixed maturities:
Residential mortgage-backed securities	$1,374,141	$56,381	$(12,264)	$1,418,258	$6,404
Commercial mortgage-backed securities	1,119,979	59,637	(2,364)	1,177,252	—
Other asset-backed securities	857,365	17,961	(35,950)	839,376	(95)
U.S. government-related securities	1,394,028	44,149	(9,282)	1,428,895	—
Other government-related securities	16,939	3,233	—	20,172	—
States, municipals, and political subdivisions	1,391,526	296,594	(431)	1,687,689	—
Corporate securities	24,744,050	2,760,703	(138,975)	27,365,778	—
	30,898,028	3,238,658	(199,266)	33,937,420	6,309
Equity securities	713,813	35,646	(14,153)	735,306	—
Short-term investments	151,572	—	—	151,572	—
	$31,763,413	$3,274,304	$(213,419)	$34,824,298	$6,309

(1)  These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The preferred stock shown above as of December 31, 2015 (Successor Company) is included in the equity securities total as of December 31, 2014 (Predecessor Company).

The amortized cost and fair value of the Company's investments classified as held-to-maturity as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Successor Company As of December 31, 2015
Fixed maturities:
Other	$593,314	$—	$(78,314)	$515,000	$—
	$593,314	$—	$(78,314)	$515,000	$—
Predecessor Company As of December 31, 2014
Fixed maturities:
Other	$435,000	$50,422	$—	$485,422	$—
	$435,000	$50,422	$—	$485,422	$—

During the period of February 1, 2015 to December 31, 2015 (Successor Company) and for the year ended December 31, 2014 (Predecessor Company), the Company did not record any other-than-temporary impairments on held-to-maturity securities. The Company's held-to-maturity securities had $78.3 million of gross unrecognized holding losses for the period of February 1, 2015 to December 31, 2015 (Successor Company). For the year ended December 31, 2014 (Predecessor Company), the Company did not have any gross unrecognized holding losses. The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings, financial health of the issuer, continued access of the issuer to capital markets and other pertinent information.

As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the Company had an additional $2.7 billion and $2.8 billion of fixed maturities, $8.3 million and $21.5 million of equity securities, and $61.7 million and $95.1 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2015 (Successor Company), by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale		Held-to-maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Due in one year or less	$937,594	$935,861	$—	$—
Due after one year through five years	5,860,269	5,725,005	—	—
Due after five years through ten years	7,791,519	7,494,182	—	—
Due after ten years	21,136,428	18,688,001	593,314	515,000
	$35,725,810	$32,843,049	$593,314	$515,000

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

During the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company recorded pre-tax other-than-temporary impairments of investments of $28.7 million, all of which were related to fixed maturities. Credit impairments recorded in earnings during the period of February 1, 2015 to December 31, 2015 (Successor Company), were $27.0 million. During the period of February 1, 2015 to December 31, 2015 (Successor Company), $1.7 million of non-credit impairment losses were recorded in other comprehensive income. There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the period of February 1, 2015 to December 31, 2015 (Successor Company).

During the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company recorded pre-tax other-than-temporary impairments of investments of $0.6 million, all of which related to fixed maturities. Credit impairments recorded in earnings during the period were $0.5 million. During the period of January 1, 2015 to January 31, 2015 (Predecessor Company), $0.1 million of non-credit impairment losses were recorded in other comprehensive income. There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

During the year ended December 31, 2014 (Predecessor Company), the Company recorded pre-tax other-than-temporary impairments of investments of $2.6 million, all of which related to fixed maturities. Credit impairments recorded in earnings during the year ended December 31, 2014 (Predecessor Company), were $7.3 million. During the year ended December 31, 2014 (Predecessor Company), $4.7 million of non-credit losses previously recorded in other comprehensive income were recorded in earnings as credit losses. There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2014 (Predecessor Company).

During the year ended December 31, 2013 (Predecessor Company), the Company recorded pre-tax other-than-temporary impairments of investments of $10.9 million, of which $7.6 million were related to fixed maturities and $3.3 million were related to equity securities. Credit impairments recorded in earnings during the year ended December 31, 2013 (Predecessor Company) were $22.4 million. Non-credit impairment losses of $11.5 million that were previously recorded in other comprehensive income (loss) were recorded in earnings as credit losses. There were no impairments related to equity securities. For the year ended December 31, 2013 (Predecessor Company), there were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Beginning balance	$—	$15,463	$41,674	$121,237
Additions for newly impaired securities	22,761	—	—	3,516
Additions for previously impaired securities	—	221	2,263	12,066
Reductions for previously impaired securities due to a change in expected cash flows	—	—	(28,474)	(87,908)
Reductions for previously impaired securities that were sold in the current period	—	—	—	(7,237)
Other	—	—	—	—
Ending balance	$22,761	$15,684	$15,463	$41,674

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2015 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$977,433	$(17,112)	$—	$—	$977,433	$(17,112)
Commercial mortgage- backed securities	1,232,495	(41,852)	—	—	1,232,495	(41,852)
Other asset-backed securities	633,274	(18,763)	—	—	633,274	(18,763)
U.S. government-related securities	1,291,476	(34,532)	—	—	1,291,476	(34,532)
Other government-related securities	17,740	(743)	—	—	17,740	(743)
States, municipalities, and political subdivisions	1,566,752	(126,814)	—	—	1,566,752	(126,814)
Corporate securities	24,235,121	(2,681,020)	—	—	24,235,121	(2,681,020)
Preferred stock	34,685	(1,867)	—	—	34,685	(1,867)
Equities	248,493	(6,477)	—	—	248,493	(6,477)
	$30,237,469	$(2,929,180)	$—	$—	$30,237,469	$(2,929,180)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The preferred stock shown above as of December 31, 2015 (Successor Company), is included in the equity securities total as of December 31, 2014 (Predecessor Company).

The book value of the Company's investment portfolio was marked to fair value as of February 1, 2015 (Successor Company), in conjunction with the Dai-ichi Merger which resulted in the elimination of previously unrealized gains and losses from accumulated other comprehensive income as of that date. The level of interest rates as of February 1, 2015 (Successor Company) resulted in an increase in the carrying value of the Company's investments. Since February 1, 2015 (Successor Company), interest rates have increased resulting in net unrealized losses in the Company's investment portfolio.

As of December 31, 2015 (Successor Company), the Company had a total of 2,547 positions that were in an unrealized loss position, but the Company does not consider these unrealized loss positions to be other-than-temporary. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and the Company does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company's investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2014 (Predecessor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage- backed securities	$165,877	$(9,547)	$67,301	$(2,717)	$233,178	$(12,264)
Commercial mortgage- backed securities	49,908	(334)	102,529	(2,030)	152,437	(2,364)
Other asset-backed securities	108,665	(6,473)	537,488	(29,477)	646,153	(35,950)
U.S. government-related securities	231,917	(3,868)	280,803	(5,414)	512,720	(9,282)
Other government-related securities	—	—	—	—	—	—
States, municipalities, and political subdivisions	1,905	(134)	10,481	(297)	12,386	(431)
Corporate securities	1,657,103	(76,285)	776,863	(62,690)	2,433,966	(138,975)
Equities	17,430	(218)	129,509	(13,935)	146,939	(14,153)
	$2,232,805	$(96,859)	$1,904,974	$(116,560)	$4,137,779	$(213,419)

RMBS had a gross unrealized loss greater than twelve months of $2.7 million as of December 31, 2014 (Predecessor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

CMBS had a gross unrealized loss greater than twelve months of $2.0 million as of December 31, 2014 (Predecessor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities had a gross unrealized loss greater than twelve months of $29.5 million as of December 31, 2014 (Predecessor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program ("FFELP"). These unrealized losses have occurred within the Company's auction rate securities ("ARS") portfolio since the market collapse during 2008. At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The U.S. government-related category had gross unrealized losses greater than twelve months of $5.4 million as of December 31, 2014 (Predecessor Company). These declines were entirely related to changes in interest rates.

The corporate securities category had gross unrealized losses greater than twelve months of $62.7 million as of December 31, 2014 (Predecessor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factor supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

The equities category had a gross unrealized loss greater than twelve months of $13.9 million as of December 31, 2014 (Predecessor Company). The aggregate decline in market value of these securities was deemed temporary due to factors supporting the recoverability of the respective investments. Positive factors include credit ratings, the financial health of the issuer, the continued access of the issuer to the capital markets, and other pertinent information.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

As of December 31, 2015 (Successor Company), the Company had securities in its available-for-sale portfolio which were rated below investment grade of $1.5 billion and had an amortized cost of $1.7 billion. In addition, included in the Company's trading portfolio, the Company held $288.2 million of securities which were rated below investment grade. Approximately $928.7 million of the below investment grade securities were not publicly traded.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  INVESTMENT OPERATIONS — (Continued)

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Fixed maturities	$(1,873,795)	$669,160	$1,224,248	$(1,269,277)
Equity securities	4,406	12,172	33,642	(20,899)

The Company held $27.1 million of non-income producing securities for the period of February 1, 2015 to December 31, 2015 (Successor Company).

Included in the Company's invested assets are $1.7 billion of policy loans as of December 31, 2015 (Successor Company). The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity ("VIE"). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE's economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC ("Red Mountain"), that was determined to be a VIE as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company). The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company ("Golden Gate V") and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 12, Debt and Other Obligations. The Company has the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company's risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC, the holding company, has guaranteed the VIE's credit enhancement fee obligation to the unrelated third party provider. As of December 31, 2015 (Successor Company), no payments have been made or required related to this guarantee.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2015 (Successor Company), the Company's mortgage loan holdings were approximately $5.7 billion. The Company has specialized in making loans on either credit-oriented commercial properties or credit-anchored strip shopping centers and apartments. The Company's underwriting procedures relative to its commercial loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company's mortgage loans portfolio was underwritten by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

As of February 1, 2015, all mortgage loans were measured at fair value. Each mortgage loan was individually analyzed to determine the fair value. Each loan was either analyzed and assigned a discount rate or given an impairment, based on whether facts and circumstances which, as of the acquisition date, indicated less than full projected collections of contractual principal and interest payments. Various market factors were considered in determining the net present value of the expected cash flow stream or underlying real estate collateral, including the characteristics of the borrower, the underlying collateral, underlying credit worthiness of the tenants, and tenant payment history. Known events and risks, such as refinancing risks, were also considered in the fair value determination. In certain cases, fair value was based on the NPV of the expected cash flow stream or the underlying value of the real estate collateral.

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31, 2015 (Successor Company):

Type	Percentage of Mortgage Loans on Real Estate
Retail	60.9%
Office Buildings	13.0
Apartments	7.4
Warehouses	8.6
Senior housing	6.4
Other	3.7
100.0%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant's exposure represents more than 2.0% of mortgage loans. Approximately 62.8% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Alabama	10.6%
Texas	9.3
Georgia	7.4
Florida	6.5
Tennessee	6.4
Utah	5.3
North Carolina	4.7
South Carolina	4.5
Ohio	4.2
California	3.9
62.8%

During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company funded approximately $1.4 billion and $97.4 million of new loans, with an average loan size of $6.0 million and $7.5 million, respectively. The average size mortgage loan in the portfolio as of December 31, 2015 (Successor Company), was $3.0 million, and the weighted-average interest rate was 5.30%. The largest single mortgage loan at December 31, 2015 (Successor Company) was $48.3 million.

Certain of the mortgage loans have call options between 3 and 10 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $143.5 million would become due in 2016, $854.5 million in 2017 through 2021, $242.5 million in 2022 through 2026, and $11.3 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), approximately $449.2 million and $553.6 million, respectively, of the Company's mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), the Company recognized $29.8 million, $0.1 million, and $16.7 million of participating mortgage loan income, respectively.

As of December 31, 2015 (Successor Company), approximately $4.7 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties since February 1, 2015 (Successor Company). The Company does not expect

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company entered into certain mortgage loan transactions that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in the Company's investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) included either the acceptance of assets in satisfaction of principal during the respective periods or at a future date, and were the result of agreements between the creditor and the debtor. During the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company accepted or agreed to accept assets of $15.8 million in satisfaction of $21.1 million of principal and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company accepted or agreed to accept assets of $11.3 million in satisfaction of $13.8 million of principal. Of the amounts accepted or agreed to accept in satisfaction of principal during the period of February 1, 2015 to December 31, 2015 (Successor Company) $3.7 million related to foreclosures. These transactions resulted in no material realized losses in the Company's investment in mortgage loans net of existing discounts for mortgage loans losses for the period of February 1, 2015 to December 31, 2015 (Successor Company).

As of December 31, 2014 (Predecessor Company), approximately $24.5 million, or 0.05%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2014 (Predecessor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year ended December 31, 2014 (Predecessor Company) included either the acceptance of assets in satisfaction of principal at a future date or the recognition of permanent impairments to principal, and were the result of agreements between the creditor and the debtor. During the year ended December 31, 2014 (Predecessor Company), the Company accepted or agreed to accept assets of $33.0 million in satisfaction of $41.7 million of principal. The Company also identified one loan whose principal of $12.6 million was permanently impaired to a value of $7.3 million. These transactions resulted in realized losses of $10.3 million and a decrease in the Company's investment in mortgage loans net of existing allowances for mortgage loans losses.

As of December 31, 2013 (Predecessor Company), approximately $15.9 million, or 0.03%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. We do not expect these investments to adversely affect our liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2013 (Predecessor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings under Topic 310 of the FASB ASC. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year either involved the modification of payment terms pursuant to bankruptcy proceedings or included acceptance of assets in satisfaction of principal or foreclosure on collateral property, and were the result of agreements between the creditor and the debtor. With respect to the modified loans we expect to collect all amounts due related to these loans as well as expenses incurred as a result of the restructurings. Additionally, there were no material changes to the principal balance of these loans, as a result of restructuring or modifications, which was $3.2 million as of December 31, 2013 (Predecessor Company). During the year a mortgage loan was paid off at a discount, the impact of this transaction resulted in a reduction of $0.5 million in the Company's investment in mortgage loans, net of existing allowances for mortgage loan losses as of December 31, 2013 (Predecessor Company).

The Company's mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those subject to a contractual pooling and servicing agreement. As of December 31, 2015 (Successor Company), $4.7 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties since February 1, 2015 (Successor Company). The Company foreclosed on $3.7 million of nonperforming loans during the period of February 1, 2015 to December 31, 2015 (Successor Company). The Company did not foreclose on any nonperforming loans not subject to a pooling and servicing agreement during the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

As of December 31, 2015 (Successor Company), none of the loans subject to a pooling and servicing agreement were nonperforming or restructured. The Company did not foreclose on any nonperforming loans subject to pooling and servicing agreement during the periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company).

As of December 31, 2015 (Successor Company) there was no allowances for mortgage loan credit losses and as of December 31, 2014 (Predecessor Company), the Company had an allowance for mortgage loan credit losses of $5.7 million. Due to the Company's loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

estimated fair value of the loan's underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	As of December 31,
	December 31, 2015	January 31, 2015	2014
	(Dollars In Thousands)	(Dollars In Thousands)
Beginning balance	$—	$5,720	$3,130
Charge offs	(2,561)	(861)	(675)
Recoveries	(638)	(2,359)	(2,600)
Provision	3,199	—	5,865
Ending balance	$—	$2,500	$5,720

It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company's general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart:

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
Successor Company As of December 31, 2015
Commercial mortgage loans	$6,002	$1,033	$—	$7,035
Number of delinquent commercial mortgage loans	6	1	—	7
Predecessor Company As of December 31, 2014
Commercial mortgage loans	$8,972	$—	$1,484	$10,456
Number of delinquent commercial mortgage loans	4	—	1	5

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  MORTGAGE LOANS — (Continued)

The Company's commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
Successor Company As of December 31, 2015
Commercial mortgage loans:
With no related allowance recorded	$1,694	$1,728	$—	$847	$104	$117
With an allowance recorded	—	—	—	—	—	—
Predecessor Company As of December 31, 2014
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	19,632	20,603	5,720	3,272	1,224	1,280

As of December 31, 2015 (Successor Company), the Company did not carry any mortgage loans that have been modified in a troubled debt restructuring. Mortgage loans that were modified in a troubled debt restructuring as of December 31, 2014 (Predecessor Company) were as follows:

	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
	(Dollars In Thousands)
Predecessor Company As of December 31, 2014
Troubled debt restructuring:
Commercial mortgage loans	6	$28,648	$19,593

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Balance, beginning of period	$—	$2,653,065	$2,720,604
Capitalization of commissions, sales, and issue expenses	306,237	22,820	293,672
Amortization	(24,699)	1,080	(194,517)
Change in unrealized investment gains and losses	9,959	(96,830)	(166,694)
Balance, end of period	$291,497	$2,580,135	$2,653,065

Value of Business Acquired

The balances and changes in VOBA are as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Balance, beginning of period	$1,278,063	$501,981	$756,018
Amortization	(70,367)	(5,895)	(113,803)
Change in unrealized gains and losses	69,226	(79,417)	(140,234)
Other	(6,046)	—	—
Balance, end of period	$1,270,876	$416,669	$501,981

As of February 1, 2015, the existing DAC and VOBA balance was written off in conjunction with the Merger previously disclosed in Note 4, Dai-ichi Merger, and in accordance with ASC Topic 805 — Business Combinations.

Concurrently, a VOBA asset was created representing the actuarial estimated present value of future cash flows from the Company's insurance policies and investment contracts in-force on the date of the Merger.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

Based on the balance recorded as of December 31, 2015 (Successor Company), the expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Thousands)
2016	$131,942
2017	122,210
2018	112,332
2019	96,942
2020	80,542

9.  GOODWILL

The changes in the carrying amount of goodwill by segment are as follows:

Predecessor Company	Acquisitions	Asset Protection	Total Consolidated
	(Dollars In Thousands)
Balance as of December 31, 2013	$32,517	$48,158	$80,675
Tax benefit of excess tax goodwill	(3,098)	—	(3,098)
Balance as of December 31, 2014	$29,419	$48,158	$77,577

During the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company decreased its goodwill balance by approximately $0.3 million. The decrease for the period of the Predecessor Company was due to an adjustment in the Acquisitions segment related to tax benefits realized during the period on the portion of tax goodwill in excess of GAAP basis goodwill. The goodwill balances associated with the Predecessor Company were replaced with newly established goodwill balances in conjunction with the Dai-ichi Merger, in accordance with ASC Topic 805, as described below.

As permitted by ASC Topic 805, Business Combinations, the Company measured its assets and liabilities at fair value on the date of the Merger, February 1, 2015. The purchase price in excess of the fair value of assets and liabilities of the Company resulted in the establishment of goodwill as of the date of the Merger. As of February 1, 2015 (Successor Company), the Company established an aggregate goodwill balance of $735.7 million. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. This reduction in Goodwill was applied to the Life Marketing segment's goodwill. The balance of goodwill associated with the Merger as of December 31, 2015 (Successor Company) is $732.4 million.

Refer to Note 4, Dai-ichi Merger, for more information related to the Successor Company goodwill.

10.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by,

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GMWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The VA separate account balances subject to GMWB were $9.3 billion as of December 31, 2015 (Successor Company). For more information regarding the valuation of and income impact of GMWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 22, Fair Value of Financial Instruments, and Note 23, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 5.87%, age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience, lapse rates ranging from 2.2% — 33% (depending on product type and duration), and an average discount rate of 6.0%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $12.2 billion as of December 31, 2015 (Successor Company). The total GMDB amount payable based on VA account balances as of December 31, 2015 (Successor Company), was $283.5 million (including $266.9 million in the Annuities segment and $16.6 million in the Acquisitions segment) with a GMDB reserve of $33.1 million and $0.3 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2015 for the Company was 69.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC") under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $12.8 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2015, was 66 years.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Beginning balance	$23,893	$21,695	$13,608	$19,606
Incurred guarantee benefits	8,285	2,506	10,130	(3,133)
Less: Paid guarantee benefits	2,247	442	2,043	2,865
Ending balance	$29,931	$23,759	$21,695	$13,608

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Equity mutual funds	$5,476,366	$7,834,480
Fixed income mutual funds	7,184,528	5,137,312
Total	$12,660,894	$12,971,792

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset was as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Deferred asset, beginning of period	$—	$155,150	$146,651	$143,949
Amounts deferred	14,557	82	18,302	15,274
Amortization	(2,801)	(1,139)	(9,803)	(12,572)
Deferred asset, end of period	$11,756	$154,093	$155,150	$146,651

11.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2015 (Successor Company), the Company had reinsured

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

approximately 48% of the face value of its life insurance in-force. The Company has reinsured approximately 20% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hanover Re)

•  Swiss Re Life & Health America Inc.

•  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2015 (Successor Company), December 31, 2014 (Predecessor Company), or December 31, 2013 (Predecessor Company) related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention for certain newly issued traditional life products from $500,000 to $1,000,000 on any one life. During 2008, the Company increased its retention limit to $2,000,000 on certain of its traditional and universal life products.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-duration and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	Successor Company	Predecessor Company
	As of December 31,	As of December 31,
	2015	2014	2013
	(Dollars In Millions)	(Dollars In Millions)
Direct life insurance in-force	$727,705	$721,036	$726,697
Amounts assumed from other companies	39,547	43,237	46,752
Amounts ceded to other companies	(368,142)	(388,890)	(416,809)
Net life insurance in-force	$399,110	$375,383	$356,640
Percentage of amount assumed to net	10%	12%	13%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Successor Company February 1, 2015 to December 31, 2015
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Predecessor Company January 1, 2015 to January 31, 2015
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950
For The Year Ended December 31, 2014
Premiums and policy fees:
Life insurance	$2,603,956	$(1,279,908)	$349,934	$1,673,982	(1)	20.9%
Accident/health insurance	81,037	(42,741)	20,804	59,100		35.2
Property and liability insurance	218,663	(73,094)	8,675	154,244		5.6
Total	$2,903,656	$(1,395,743)	$379,413	$1,887,326
For The Year Ended December 31, 2013
Premiums and policy fees:
Life insurance	$2,371,872	$(1,299,631)	$306,921	$1,379,162	(1)	22.3%
Accident/health insurance	45,262	(20,011)	24,291	49,542		49.0
Property and liability insurance	210,999	(67,795)	7,977	151,181		5.3
Total	$2,628,133	$(1,387,437)	$339,189	$1,579,885

(1)  Includes annuity policy fees of $77.2 million, $7.7 million, $92.8 million, and $88.7 million for the period of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 (Predecessor Company) and December 31, 2013 (Predecessor Company), respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  REINSURANCE — (Continued)

As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), policy and claim reserves relating to insurance ceded of $5.3 billion and $5.9 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the Company had paid $77.9 million and $120.5 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the Company had receivables of $64.9 million and $65.8 million, respectively, related to insurance assumed.

The Company's third party reinsurance receivables amounted to $5.3 billion and $5.9 billion as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	Successor Company		Predecessor Company
	As of December 31,		As of December 31,
	2015		2014
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)		(Dollars In Millions)
Security Life of Denver Insurance Company	$800.6	A	$842.1	A
Swiss Re Life & Health America, Inc.	719.2	A+	820.9	A+
Lincoln National Life Insurance Co.	546.0	A+	556.3	A+
Transamerica Life Insurance Co.	396.6	A+	497.7	A+
RGA Reinsurance Company	303.5	A+	412.4	A+
SCOR Global Life USA Reinsurance Company	320.4	A	411.8	A
American United Life Insurance Company	314.2	A+	336.1	A+
Scottish Re (U.S.), Inc.	268.6	NR	298.0	NR
Centre Reinsurance (Bermuda) Ltd	247.6	NR	260.9	NR
Employers Reassurance Corporation	224.4	A-	254.3	A-

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS

In conjunction with the Merger and in accordance with ASC Topic 805, the Company adjusted the carrying value of debt to fair value as of the date of the Merger, February 1, 2015. This resulted in PLC and the Company establishing premiums and discounts on PLC's outstanding debt, subordinated debentures and PLC and the Company's non-recourse funding obligations. The carrying value of the Company's revolving line of credit approximates fair value due to the nature of the borrowings and the fact the Company pays a variable rate of interest that reflects current market conditions. The fair value of PLC's senior notes and subordinated debt and PLC and the Company's non-recourse funding obligations associated with Golden Gate II Captive Insurance Company and MONY Life Insurance Company were determined using market prices as of February 1, 2015. The fair value of the Golden Gate V non-recourse funding obligation was determined using a discounted cash flow model with inputs derived from comparable financial instruments. The premiums and discounts established as of February 1, 2015 are amortized over the expected life of the instruments using the effective interest method. The amortization of premiums and discounts are recorded as a component of interest expense and are recorded in "Other operating expenses" on the Company's consolidated statements of income.

Under a revolving line of credit arrangement that was in effect until February 2, 2015 (the "Credit Facility"), the Company and PLC had the ability to borrow on an unsecured basis up to an aggregate principal amount of $750 million. The Company had the right, in certain circumstances, to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.0 billion. Balances outstanding under the Credit Facility accrued interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's senior unsecured long-term debt ("Senior Debt"), or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The Credit Facility also provided for a facility fee at a rate, 0.175%, that could vary with the ratings of PLC's Senior Debt and that was calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The Credit Facility provided that PLC was liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility was July 17, 2017. The Company was not aware of any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2014 (Predecessor Company). The Company did not have an outstanding balance under the Credit Facility as of December 31, 2014 (Predecessor Company). PLC had an outstanding balance of $450.0 million bearing interest at a rate of LIBOR plus 1.20% under the Credit Facility as of December 31, 2014 (Predecessor Company). As of December 31, 2014 (Predecessor Company), the Company had used $55.0 million of borrowing capacity by executing a Letter of Credit under the Credit Facility for the benefit of an affiliated captive reinsurance subsidiary of the Company. This Letter of Credit had not been drawn upon as of December 31, 2014 (Predecessor Company).

On February 2, 2015, the Company and PLC amended and restated the Credit Facility (the "2015 Credit Facility"). Under the 2015 Credit Facility, the Company has the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. The Company has the right in certain circumstances to request that the commitment under the 2015 Credit Facility be increased up to a maximum principal amount of $1.25 billion. Balances outstanding under the 2015 Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The 2015 Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the 2015 Credit Facility, whether used or unused. The initial facility fee rate was 0.15% on February 2, 2015, and was adjusted to 0.125% upon PLC's subsequent ratings upgrade on February 2, 2015. The 2015 Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the 2015 Credit Facility. The maturity date of the 2015 Credit Facility is February 2, 2020. The Company is not aware of any non-compliance with the financial debt covenants of the Credit Facility as of February 2, 2015 or the 2015 Credit Facility as of December 31, 2015 (Successor Company). PLC had an outstanding balance of $485.0 million bearing interest at a rate of LIBOR plus 1.00% as of December 31, 2015 (Successor Company). As of December 31, 2015 (Successor Company), the $55.0 million Letter of Credit, executed by the Company, was no longer issued and outstanding.

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

Golden Gate Captive Insurance Company ("Golden Gate"), a Vermont special purpose financial insurance company and wholly owned subsidiary, had three series of non-recourse funding obligations with a total outstanding balance of $800 million as of December 31, 2015 (Successor Company). As of December 31, 2015, PLC held the entire outstanding balance of non-recourse funding obligations. As of December 31, 2015, the Series A1 non-recourse funding obligations had a balance of $400 million and accrue interest at a fixed rate of 7.375%, the Series A2 non-recourse funding obligations had a balance of $100 million and accrue interest at a fixed rate of 8%, and the Series A3 non-recourse funding obligations had a balance of $300 million and accrue interest at a fixed rate of 8.45%. In connection with the reinsurance transaction pursuant to which the Company reinsures the GLAIC Block, on January 15, 2016, Golden Gate and Steel City, LLC ("Steel City"), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of "XXX" reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and WCL, a direct wholly owned subsidiary. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the "Risk-Takers") provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is "non-recourse" to PLC, WCL, and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company ("Golden Gate II"), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations outstanding as of December 31, 2015 (Successor Company). These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2015 (Successor Company), securities related to $144.9 million of the outstanding balance of the non-recourse funding obligations were held by external parties, securities related to $145.3 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and securities related to $284.8 million of the non-recourse funding obligations were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II's investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2015 (Successor Company), no payments have been made under these agreements and $1.9 million amounts are collateralized by PLC under these agreements. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occurs annually during the first quarter pursuant to the terms on the support agreement. There are no support agreements between the Company and Golden Gate II.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company ("Golden Gate V"), a Vermont special purpose financial insurance company and Red Mountain, LLC ("Red Mountain"), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of "AXXX" reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company ("WCL"). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V's obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America ("Hannover Re"), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is "non-recourse" to Golden Gate V, Red Mountain, WCL, PLC, and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2015 (Successor Company), the principal balance of the Red Mountain note was $500 million. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $134.2 million and will be paid in annual installments through 2031. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. The support agreements provide that amounts would become payable by PLC if Golden Gate V's annual general corporate expenses were higher than modeled amounts or in the event

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2015 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $500 million outstanding non-recourse funding obligation as of December 31, 2015 (Successor Company). This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding as of December 31, 2015 (Successor Company), on a consolidated basis, are shown in the following table:

Issuer	Carrying Value(1)	Maturity Year	Year-to-Date Weighted-Avg Interest Rate
	(Dollars In Thousands)
Golden Gate Captive Insurance Company(2)	$1,148,237	2037	4.66%
Golden Gate II Captive Insurance Company	236,123	2052	1.22%
Golden Gate V Vermont Captive Insurance Company(2)	564,679	2037	5.12%
MONY Life Insurance Company(2)	2,524	2024	6.19%
Total	$1,951,563

(1)  Carrying values include premiums and discounts and do no represent unpaid principal balances.

(2)  Fixed rate obligations

During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company did not repurchase any of its outstanding non-recourse funding obligations. For the year ended December 31, 2014 (Predecessor Company), the Company and its subsidiaries repurchased $37.7 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $7.4 million pre-tax gain for the Company. For the year ended December 31, 2013 (Predecessor Company), the Company and its subsidiaries repurchased $68.5 million of its outstanding non-recourse funding obligations, at a discount. These repurchases resulted in a $15.4 million pre-tax gain for the Company.

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement (the "Reimbursement Agreement") with UBS AG, Stamford Branch ("UBS"), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the "LOC")

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

in the initial amount of $505 million to a trust for the benefit of WCL. The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011 (the "First Amended and Restated Reimbursement Agreement"), to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018 to April 1, 2022. On August 7, 2013, Golden Gate III entered into a Second Amended and Restated Reimbursement Agreement with UBS (the "Second Amended and Restated Reimbursement Agreement"), which amended and restated the First Amended and Restated Reimbursement Agreement. Under the Second and Amended and Restated Reimbursement Agreement a new LOC in an initial amount of $710 million was issued by UBS in replacement of the existing LOC issued under the First Amended and Restated Reimbursement Agreement. The term of the LOC was extended from April 1, 2022 to October 1, 2023, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $610 million to $720 million in 2015 if certain conditions had been met. On June 25, 2014, Golden Gate III entered into a Third Amended and Restated Reimbursement Agreement with UBS (the "Third Amended and Restated Reimbursement Agreement"), which amended and restated the Second Amended and Restated Reimbursement Agreement. Under the Third Amended and Restated Reimbursement Agreement, a new LOC in an initial amount of $915 million was issued by UBS in replacement of the existing LOC issued under the Second Amended and Restated Reimbursement Agreement. The term of the LOC was extended from October 1, 2023 to April 1, 2025, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $720 million to $935 million in 2015 if certain conditions are met. The LOC is held in trust for the benefit of WCL and supports certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement originally effective April 1, 2010, as amended and restated on November 21, 2011, and as further amended and restated on August 7, 2013 and on June 25, 2014 to include additional blocks of policies, and pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. The LOC balance was $935 million as of December 31, 2015 (Successor Company). The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $122.5 million and will be paid in three installments with the last payment occurring in 2021, and these contributions may be subject to potential offset against dividend payments as permitted under the terms of the Third Amended and Restated Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Third Amended and Restated Reimbursement Agreement. As of December 31, 2015 (Successor Company), no payments have been made under these agreements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. The LOC balance has increased, in accordance with the terms of the Reimbursement Agreement, during 2015 and was $780 million as of December 31, 2015 (Successor Company). Subject to certain conditions, the amount of the LOC will be periodically increased up to a maximum of $790 million in 2016. The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is "non-recourse" to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV's expenses and in certain circumstances, to collateralize certain of PLC's obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV's annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2015 (Successor Company), no payments have been made under these agreements.

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2015 (Successor Company), the fair value of securities pledged under the repurchase program was $479.9 million and the repurchase obligation of $438.2 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 36 basis points). During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the maximum balance outstanding at any one point in time related to these programs was $912.7 million and $175.0 million, respectively. The average daily balance was $540.3 million and $77.4 million (at an average borrowing rate of 20 and 16 basis points, respectively) during the period

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  DEBT AND OTHER OBLIGATIONS — (Continued)

of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. As of December 31, 2014 (Predecessor Company), the Company had a $50.0 million outstanding balance related to such borrowings. During 2014, the maximum balance outstanding at any one point in time related to these programs was $633.7 million. The average daily balance was $470.4 million (at an average borrowing rate of 11 basis points) during the year ended December 31, 2014 (Predecessor Company).

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2015 (Successor Company):

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2015 (Successor Company)
	(Dollars In Thousands)
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$108,875	$—	$—	$—	$108,875
State and municipal securities	—	—	—	—	—
Other asset-backed securities	—	—	—	—	—
Corporate securities	—	—	—	—	—
Equity securities	—	—	—	—	—
Non-U.S. sovereign debt	—	—	—	—	—
Mortgage loans	371,002	—	—	—	371,002
Total borrowings	$479,877	$—	$—	$—	$479,877

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $106.4 million, $10.0 million, $118.6 million, $111.4 million, for the periods of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the years ended December 31, 2014 (Predecessor Company) and December 31, 2013 (Predecessor Company), respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 17 cities, including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $10.2 million, $0.9 million, $10.8 million, and $11.2 million for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the years ended December 31, 2014 (Predecessor Company) and December 31, 2013 (Predecessor Company), respectively. The aggregate annualized rent was approximately $6.3 million for the year ended December 31, 2015 (Successor Company). The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2016	$4,406
2017	4,042
2018	3,829
2019	3,644
2020	3,600
Thereafter	13,145

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2016	$1,385
2017	1,381
2018	76,356

As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the Company had outstanding mortgage loan commitments of $601.9 million at an average rate of 4.43% and $537.7 million at an average rate of 4.61%, respectively.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. In addition, from time to time, companies may be asked to contribute amounts beyond prescribed limits. Most insurance guaranty fund laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. The Company does not believe its insurance guaranty fund assessments will be materially different from amounts already provided for in the financial statements.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  COMMITMENTS AND CONTINGENCIES — (Continued)

awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Publicly held companies in general and the financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

In 2012, the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable income. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. In October 2015, the Appeals accepted the Company's earlier proposed settlement offer. In September of 2015, the IRS proposed favorable and unfavorable adjustments to the Company's 2008 through 2011 reported taxable income. The Company agreed to these adjustments. As a result, pending a routine review by Congress' Joint Committee on Taxation, the Company expected to receive an approximate $6.2 million net refund in a future period. A portion of this refund would be due to the Company. This refund will not materially affect the Company's effective tax rate.

Through the acquisition of MONY by the Company certain income tax credit carryforwards, which arose in MONY's pre-acquisition tax years, transferred to the Company. This transfer was in accordance with the applicable rules of the Internal Revenue Code and the related Regulations. In spite of this transfer, AXA, the former parent of the consolidated income tax return group in which MONY was a member, retains the right to utilize these credits in the future to offset future increases in its 2010 through 2013 tax liabilities. The Company had determined that, based on all information known as of the acquisition date and through the March 31, 2014 reporting date, it was probable that a loss of the utilization of these carryforwards had been incurred. Due to indemnification received from AXA during the quarter ending June 30, 2014, the probability of loss of these carryforwards has been eliminated. Accordingly, in the table summarizing the fair value of net assets acquired from the Acquisition, the amount of the deferred tax asset from the credit carryforwards is no longer offset by a liability.

The Company and certain of the Company's insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  COMMITMENTS AND CONTINGENCIES — (Continued)

theories that may give rise to liability, the early stages of the audits being conducted, and, with respect to one block of life insurance policies that is co-insured by the Company, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits probable or reasonably estimable.

The Company and certain of the Company's subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration's Death Master File or similar databases (a "Death Database") to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $4.5 million.

14.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2015, 2014, and 2013, PL&A paid no dividends to PLC on its preferred stock.

15.  STOCK-BASED COMPENSATION

As a result of the Merger, PLC adopted a new long-term incentive program in 2015. The program was modified to reflect the fact that PLC no longer has a publicly traded class of stock to use in its compensation programs. Prior to that time, since 1973, PLC had stock-based incentive plans designed and established to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Due to change in control provision, the awards outstanding immediately prior to the Merger were cancelled and converted into the right to receive an amount in cash. For more information refer to Note 4, Dai-ichi Merger.

Performance Shares (Predecessor)

The criteria for payment of the 2014 performance awards was based on PLC's average operating return on average equity ("ROE") over a three-year period. If PLC's ROE was below 10.5%, no award was earned. If PLC's ROE was at or above 12.0%, the award maximum was earned.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  STOCK-BASED COMPENSATION — (Continued)

The criteria for payment of the 2013 performance awards was based on PLC's average operating ROE over a three-year period. If PLC's ROE was below 10.0%, no award was earned. If PLC's ROE was at or above 11.5%, the award maximum was earned.

Performance shares were equivalent in value to one share of PLC's common stock times the award earned percentage payout. Performance share awards of 203,295 performance share awards were issued during the year ended December 31, 2014 (Predecessor Company).

Performance share awards and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2014	203,295	$10,484
2013	298,500	9,328
2012	306,100	8,608

Stock Appreciation Rights (Predecessor)

Stock Appreciation Rights ("SARs") were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's common stock. The SARs were exercisable either 5 years after the date of grant or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price was as follows:

	Weighted-Average Base Price Per Share	No. of SARs
Balance at December 31, 2012	$22.15	1,641,167
SARs exercised / forfeited	18.54	(336,066)
Balance at December 31, 2013	$23.08	1,305,101
SARs exercised / forfeited	22.07	(1,147,473)
Balance at December 31, 2014	$30.41	157,628

The outstanding SARs as of December 31, 2014 (Predecessor Company), were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$41.05	10,000	1	10,000
43.46	22,300	3	22,300
38.59	52,000	4	52,000
3.50	46,110	5	46,110
18.36	27,218	6	27,218

There were no SARs issued for the years ended December 31, 2014 (Predecessor Company) and December 31, 2013 (Predecessor Company). These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  STOCK-BASED COMPENSATION — (Continued)

period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and expected exercise date of 2016. Due to the change in control provision, all SARs outstanding immediately prior to the Merger were cancelled and converted into the right to receive an amount in cash.

Restricted Stock Units (Predecessor)

Restricted stock units were awarded to participants and include certain restrictions relating to vesting periods. PLC issued 98,700 restricted stock units for the year ended December 31, 2014 (Predecessor Company) and 166,850 restricted stock units for the year ended December 31, 2013 (Predecessor Company). These awards had a total fair value at grant date of $5.1 million and $5.5 million, respectively. Approximately half of these restricted stock units were to vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $25.9 million and $15.7 million in 2014 and 2013, respectively. PLC's obligations of its stock-based compensation plans that are expected to be settled in shares of PLC's common stock are reported as a component of shareowner's equity, net of deferred taxes. As of December 31, 2014 (Predecessor Company), the total compensation cost related to non-vested stock-based compensation not yet recognized was $27.0 million. Due to the Merger, the unrecognized stock compensation expense was accelerated as of the date of the merger due to a change in control provision.

The following table provides information as of December 31, 2014 (Predecessor Company), regarding equity compensation plans under which the Company's common stock was authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2014(a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2014(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of of December 31, 2014(c)
Equity compensation plans approved by shareowners	1,960,959	(1)	$22.07 (3)	4,092,546 (4)
Equity compensation plans not approved by shareowners	193,720	(2)	Not applicable	Not applicable(5)
Total	2,154,679		$22.07	4,092,546

(1)  Includes the following number of shares: (a) 102,458 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 907,487 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  STOCK-BASED COMPENSATION — (Continued)

September 30, 2014); (c) 313,199 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 475,386 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC's Deferred Compensation Plan for Officers; and (e) 162,429 shares issuable with respect to stock equivalents representing previous awards under PLC's Stock Plan for Non-Employee Directors that the recipient deferred under PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC.

(2)  Includes the following number of shares of common stock: (a) 152,709 shares issuable with respect to stock equivalents representing (i) stock awards to PLC's Directors before June 1, 2004 that the recipient deferred pursuant to PLC's Deferred Compensation Plan for Directors Who Are Not Employees of PLC and (ii) cash retainers and fees that PLC's Directors deferred under the Company's Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 41,011 shares issuable with respect to stock equivalents pursuant to PLC's Deferred Compensation Plan for Officers.

(3)  Based on exercise prices of outstanding SARs.

(4)  Represents shares of common stock available for future issuance under the LTIP and PLC's Stock Plan for Non-Employee Directors.

(5)  The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans' participants

16.  EMPLOYEE BENEFIT PLANS

Due to the Dai-ichi acquisition, PLC remeasured all materially impacted benefit plans as of January 31, 2015. Financial remeasurement was performed for the defined benefit pension plan, the unfunded excess benefit plan, and the postretirement life insurance plan as of January 31, 2015. The January results for the retiree life plan were not material, and therefore, remeasurement was not deemed necessary for this plan. PLC has disclosed relevant financial information related to the January 31, 2015 remeasurement.

Beginning with the December 31, 2015 measurement, PLC changed its method used to estimate the service and interest cost components of net periodic benefit cost for pension and other postretirement benefits by applying a spot rate approach. Historically, PLC utilized a single weighted average discount rate derived from a selected yield curve used to measure the benefit obligation as of the measurement date. Under the new spot rate approach, the actual calculation of service and interest cost will reflect an array of spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. PLC made this change to provide a more precise measurement of service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot rates from the selected yield curve. This new approach does not affect the measurement of the total benefit obligation.

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee's compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•  Employees hired after December 31, 2007 will receive benefits under a cash balance plan.

•  Employees active on December 31, 2007 with age plus vesting service less than 55 years, will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

•  Employees active on December 31, 2007 with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act ("ERISA") plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 ("PPA"), a plan could be subject to certain benefit restrictions if the plan's adjusted funding target attainment percentage ("AFTAP") drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan's assets by the plan's funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan's AFTAP may be different from the assumptions and methods used to measure the plan's funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act ("MAP-21"), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 ("HATFA") was signed into law. HATFA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced PLC's minimum required defined benefit plan contributions for the 2013 and 2014 plan years. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation ("PBGC") reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During January of 2015 (Predecessor Company), PLC made a $2.2 million contribution to the defined benefit pension plan for the 2014 plan year. During the period of February 1, 2015 to December 31, 2015 (Successor Company), PLC contributed $1.4 million to its defined benefit pension plan for the 2014 plan year. PLC has not yet determined what amount it will fund for 2016, but estimates that the amount will be between $1 million and $10 million.

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table presents the benefit obligation, fair value of plan assets, funded status, and amounts not yet recognized as components of net periodic pension costs for PLC's defined benefit pension plan and unfunded excess benefit plan as of December 31, 2015 (Successor Company), January 31, 2015 (Predecessor Company), and December 31, 2014 (Predecessor Company):

	Successor Company		Predecessor Company
	December 31, 2015		January 31, 2015		December 31, 2014
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)		(Dollars In Thousands)
Accumulated benefit obligation, end of year	$250,133	$54,196	$262,290	$49,251	$249,453	$47,368
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$281,099	$51,243	$267,331	$49,575	$219,152	$39,679
Service cost	11,220	1,229	974	95	9,411	954
Interest cost	9,072	1,499	1,002	140	10,493	1,696
Amendments	—	—	—	—	—	—
Actuarial loss/(gain)	(19,235)	4,484	12,384	1,555	38,110	9,153
Benefits paid	(13,935)	(1,470)	(592)	(122)	(9,835)	(1,907)
Projected benefit obligation at end of year	268,221	56,985	281,099	51,243	267,331	49,575
Change in plan assets:
Fair value of plan assets at beginning of year	201,820	—	203,772	—	180,173	—
Actual return on plan assets	6,751	—	(3,525)	—	17,921	—
Employer contributions(1)	1,406	1,470	2,165	122	15,513	1,907
Benefits paid	(13,935)	(1,470)	(592)	(122)	(9,835)	(1,907)
Fair value of plan assets at end of year	196,042	—	201,820	—	203,772	—
After reflecting FASB guidance:
Funded status	(72,179)	(56,985)	(79,279)	(51,243)	(63,559)	(49,575)
Amounts recognized in the balance sheet:
Other liabilities	(72,179)	(56,985)	(79,279)	(51,243)	(63,559)	(49,575)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss/(gain)	(12,772)	4,484	96,965	22,401	80,430	20,983
Prior service cost/(credit)	—	—	(1,001)	23	(1,033)	24
Total amounts recognized in AOCI	$(12,772)	$4,484	$95,964	$22,424	$79,397	$21,007

(1)  Employer contributions disclosed are based on the Company's fiscal filing year

As a result of the Merger on February 1, 2015, all unrecognized prior service costs or credits, actuarial gains or losses, and any remaining transition assets or obligations were not carried forward. Therefore, the amounts presented in the "Amounts recognized in accumulated other comprehensive income" in the chart above were set to zero on the Merger date.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Weighted-average assumptions used to determine benefit obligations as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company) are as follows:

	Successor Company		Predecessor Company
	As of December 31, 2015		As of December 31, 2014
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
Discount rate	4.29%	3.63%	3.95%	3.65%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above

The benefit obligations as of January 31 were determined based on the assumptions used in the 2014 year end disclosures with the following exception:

	Predecessor Company
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
Discount rate	3.55%	3.26%

Weighted-average assumptions used to determine the net periodic benefit cost for the period of February 1, 2015 to December 31, 2015 (Successor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company) are as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31,		For The Year Ended December 31,
	2015	2015	2014	2013	2014	2013
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
Discount rate	3.95%	3.65%	4.86%	4.07%	4.30%	3.37%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	3.0	3.0	4.0	4.0
Expected long-term return on plan assets	7.5	N/A	7.5	7.5	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC's asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Components of the net periodic benefit cost for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the years ended December 31, 2014 and 2013 (Predecessor Company) are as follows:

	Successor Company		Predecessor Company
	February 1, 2015		January 1, 2015		For The Year Ended December 31,
	to		to
	December 31, 2015		January 31, 2015		2014	2013	2014	2013
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	(Dollars In Thousands)		(Dollars In Thousands)
Service cost — benefits earned during the period	$11,220	$1,229	$974	$95	$9,411	$9,345	$954	$1,037
Interest cost on projected benefit obligation	9,072	1,499	1,002	140	10,493	8,985	1,696	1,387
Expected return on plan assets	(13,214)	—	(1,293)	—	(12,166)	(11,013)	—	—
Amortization of prior service cost/(credit)	—	—	(33)	1	(392)	(392)	12	12
Amortization of actuarial losses(1)	—	—	668	138	6,821	9,631	1,516	1,792
Preliminary net periodic benefit cost	7,078	2,728	1,318	374	14,167	16,556	4,178	4,228
Settlement/curtailment expense(2)	—	—	—	—	—	—	—	928
Total net periodic benefit cost	$7,078	$2,728	$1,318	$374	$14,167	$16,556	$4,178	$5,156

(1)  2015 average remaining service period used is 9.38 years and 7.96 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

(2)  The unfunded excess benefit plan triggered settlement accounting for the year ended December 31, 2013 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

PLC will not amortize any net actuarial loss/(gain) from other comprehensive income into net periodic benefit cost during 2016 since the net actuarial loss (gain) is less than 10% of the greater of the smooth value of assets or the projected benefit obligation.

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

	Successor Company		Predecessor Company
Asset Category	Target Allocation for 2016	2015	2014
Cash and cash equivalents	2%	2%	4%
Equity securities	60	61	62
Fixed income	38	37	34
Total	100%	100%	100%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

PLC's target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee's retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree's name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC's investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans' actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan's equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan's cash is invested in a collective trust managed by Northern Trust Corporation. The plan's fixed income assets are invested in a group deposit administration annuity contract with the Company.

Plan assets of the defined benefit pension plan by category as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company) are as follows:

	Successor Company	Predecessor Company
Asset Category	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Cash and cash equivalents	$3,121	$7,968
Equity securities:
Collective Russell 3000 equity index fund	72,663	79,660
Fidelity Spartan 500 index fund	52,551	51,848
Fixed income	67,707	64,296
Total investments	196,042	203,772
Employer contribution receivable	—	2,165
Total	$196,042	$205,937

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's group deposit administration annuity contract with the Company is recorded at contract value, which, by utilizing a long-term view, PLC believes approximates fair value.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$3,121	$—	$—	$3,121
Collective investment funds:
Equity index funds	52,551	72,663	—	125,214
Group deposit administration annuity contract	—	—	67,707	67,707
Total investments	$55,672	$72,663	$67,707	$196,042

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2014 (Predecessor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$7,968	$—	$—	$7,968
Collective investment funds:
Equity index funds	51,848	79,660	—	131,508
Group deposit administration annuity contract	—	—	64,296	64,296
Total investments	$59,816	$79,660	$64,296	$203,772

For the period of February 1, 2015 to December 31, 2015 (Successor Company), there were no transfers between Level 2 and Level 3. For the year ended December 31, 2014 (Predecessor Company), $4.5 million was transferred into Level 3 from Level 2. This transfer was made to maintain an acceptable asset allocation as set by PLC's investment policy.

For the period of February 1, 2015 to December 31, 2015 (Successor Company) and for the year ended December 31, 2014 (Predecessor Company), there were no transfers between Level 1 and Level 2.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table summarizes the Plan investments measured at fair value based on NAV per share as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
Successor Company As of December 31, 2015
Collective short-term investment fund	$3,121	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	72,663	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	52,551	Not Applicable	Daily	1 day
Predecessor Company As of December 31, 2014
Collective short-term investment fund	$7,968	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	79,660	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	51,848	Not Applicable	Daily	1 day

(1)  Non-lending collective trust that does not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

The following table presents a reconciliation of the beginning and ending balances for the fair value measurements for the period of February 1, 2015 to December 31, 2015, for the period of January 1, 2015 to January 31, 2015, and for the year ended December 31, 2014, for which PLC has used significant unobservable inputs (Level 3):

	Successor Company	Predecessor Company
	December 31, 2015	January 31, 2015	December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Balance, beginning of year	$64,581	$64,296	$56,736
Interest income	3,126	285	3,060
Transfers from collective short-term investments fund	—	—	4,500
Transfers to collective short-term investments fund	—	—	—
Balance, end of year	$67,707	$64,581	$64,296

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

The following table represents the Plan's Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2015 (Successor Company):

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$67,707	Contract Value	Contract Rate	5.22	% - 5.41%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Estimated future benefit payments under the defined benefit pension plan and unfunded excess benefit plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
2016	$16,947	$5,470
2017	18,019	7,682
2018	17,723	5,070
2019	18,517	9,097
2020	19,532	4,962
2021-2025	102,176	18,888

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), the accumulated postretirement benefit obligation associated with these benefits was $0.1 million and $0.2 million, respectively.

The change in the benefit obligation for the retiree medical plan is as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$247	$447
Service cost	1	2
Interest cost	2	4
Actuarial (gain)/loss	(113)	30
Plan participant contributions	141	254
Benefits paid	(141)	(490)
Benefit obligation, end of year	$137	$247

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

For the retiree medical plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2015 (Successor Company) is 1.54% and 1.27%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), PLC's liability related to this benefit was less than $0.1 million. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of January 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$9,781	$9,288	$8,653
Service cost	138	12	97
Interest cost	336	39	416
Actuarial (gain)/loss	(894)	511	694
Benefits paid	(298)	(69)	(572)
Benefit obligation, end of year	$9,063	$9,781	$9,288

For the postretirement life insurance plan, PLC's discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2015 (Successor Company) is 4.6% and 4.21%, respectively. PLC's discount rate assumption used to determine benefit obligation as of January 1, 2015 (Predecessor Company) is 3.79%.

PLC's expected long-term rate of return assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2015 (Successor Company) is 2.75% and 3.14%, respectively. To determine an appropriate long-term rate of return assumption, PLC utilized 25 year average and annualized return results on the Barclay's short treasury index.

Investments of PLC's group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC's postretirement life insurance plan is as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Category of Investment
Money market fund	$5,653	$5,925

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,653	$—	$—	$5,653

The following table sets forth by level, within the fair value hierarchy, the Plan's assets at fair value as of December 31, 2014 (Predecessor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,925	$—	$—	$5,925

For the year ended December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) PLAN

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax "Roth" contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($18,000 for 2015). The Plan also provides a "catch-up" contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($6,000 for 2015). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee's pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC's 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the period of February 1, 2015 to December 31, 2015 (Successor Company) and for the year ended December 31, 2014 (Predecessor Company), PLC recorded an expense of $6.3 million and $6.3 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.5 million, $0.4 million, and $0.5 million, respectively, in 2015, 2014, and 2013.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Prior to the Merger date of February 1, 2015, PLC's outstanding and publicly traded common stock was a component of the investment options allowed to participants in the 401(k) Plan.

DEFERRED COMPENSATION PLAN

Prior to the Merger, PLC had established deferred compensation plans for directors, officers, and others. Compensation deferred was credited to the participants in cash, mutual funds, common stock equivalents, or a combination thereof. PLC, from time to time, reissued treasury shares or bought in the open market shares of common stock to fulfill its obligation under the plans. As of December 31, 2014 (Predecessor Company), the plans had 1,109,595 common stock equivalents credited to participants. PLC's obligations related to its deferred compensation plans are reported in other liabilities, unless they are to be settled in shares of its common stock, in which case they are reported as a component of shareowner's equity. On February 1, 2015, PLC became a wholly owned subsidiary of Dai-ichi Life and PLC stock ceased to be publicly traded. Thus, any common stock equivalents within the plans converted into rights to receive the merger consideration of $70.00 per common stock equivalent.

As of February 1, 2015, PLC has continued the deferred compensation plans for officers and others. Compensation deferred was credited to the participants in cash, mutual funds, or a combination thereof. As of December 31, 2015 (Successor Company), PLC's obligations related to its deferred compensation plans are reported in other liabilities.

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2015 (Successor Company), January 31, 2015 (Predecessor Company), December 31, 2014 (Predecessor Company), and December 31, 2013 (Predecessor Company).

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, February 1, 2015	$—	$—	$—
Other comprehensive income (loss) before reclassifications	(1,263,367)	(86)	(1,263,453)
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	(393)	—	(393)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	17,369	86	17,455
Net current-period other comprehensive income (loss)	(1,246,391)	—	(1,246,391)
Ending Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)

(1)  See Reclassification table below for details.

(2)  As of December 31, 2015 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211
Other comprehensive income (loss) before reclassifications	482,143	9	482,152
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	(243)	—	(243)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(4,166)	23	(4,143)
Net current-period other comprehensive income (loss)	477,734	32	477,766
Ending Balance January 31, 2015	$1,961,027	$(50)	$1,960,977

(1)  See Reclassification table below for details.

(2)  As of January 31, 2015 and December 31, 2014, net unrealized losses reported in AOCI were offset by $(492.6) million and $(504.4) million due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2013	$540,201	$(1,235)	$538,966
Other comprehensive income (loss) before reclassifications	983,985	(2)	983,983
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	3,498	—	3,498
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(44,391)	1,155	(43,236)
Net current-period other comprehensive income (loss)	943,092	1,153	944,245
Ending Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211

(1)  See Reclassification table below for details.

(2)  As of December 31, 2014 and 2013, net unrealized losses reported in AOCI were offset by $(504.4) million and $(189.8) million due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2012	$1,814,620	$(3,496)	$1,811,124
Other comprehensive income (loss) before reclassifications	(1,250,416)	734	(1,249,682)
Other comprehensive income (loss) relating to other- than-temporary impaired investments for which a portion has been recognized in earnings	4,591	—	4,591
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(28,594)	1,527	(27,067)
Net current-period other comprehensive income (loss)	(1,274,419)	2,261	(1,272,158)
Ending Balance, December 31, 2013	$540,201	$(1,235)	$538,966

(1)  See Reclassification table below for details.

(2)  As of December 31, 2012 and 2013, net unrealized losses reported in AOCI were offset by $(204.8) million and $(189.8) million due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

The following table summarizes the reclassifications amounts out of AOCI for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company).

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Successor Company
February 1, 2015 to December 31, 2015
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(131)	reinsurance ceded
	(131)	Total before tax
	45	Tax (expense) or benefit
	$(86)	Net of tax

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
	(Dollars In Thousands)
Unrealized gains and losses on available-for-sale securities
		Realized investment gains (losses):
Net investment gains/losses	$271	All other investments
Impairments recognized in earnings	(26,992)	Net impairment losses recognized in earnings
	(26,721)	Total before tax
	9,352	Tax (expense) or benefit
	$(17,369)	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(36)	reinsurance ceded
	(36)	Total before tax
	13	Tax (expense) or benefit
	$(23)	Net of tax
Unrealized gains and losses on available-for-sale securities
Realized investment gains (losses):
Net investment gains/losses	$6,891	All other investments
Impairments recognized in earnings	(481)	Net impairment losses recognized in earnings
	6,410	Total before tax
	(2,244)	Tax (expense) or benefit
	$4,166	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
For The Year Ended December 31, 2014
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(1,777)	reinsurance ceded
	(1,777)	Total before tax
	622	Tax (expense) or benefit
	$(1,155)	Net of tax
Unrealized gains and losses on available-for-sale securities
Realized investment gains (losses):
Net investment gains/losses	$75,569	All other investments
Impairments recognized in earnings	(7,275)	Net impairment losses recognized in earnings
	68,294	Total before tax
	(23,903)	Tax (expense) or benefit
	$44,391	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
For The Year Ended December 31, 2013
Gains and losses on derivative instruments
Benefits and settlement expenses, net of
Net settlement (expense)/benefit(1)	$(2,349)	reinsurance ceded
	(2,349)	Total before tax
	822	Tax (expense) or benefit
	$(1,527)	Net of tax

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
	(Dollars In Thousands)
Unrealized gains and losses on available-for-sale securities
		Realized investment gains (losses):
Net investment gains/losses	$66,437	All other investments
Impairments recognized in earnings	(22,447)	Net impairment losses recognized in earnings
	43,990	Total before tax
	(15,396)	Tax (expense) or benefit
	$28,594	Net of tax

(1)  See Note 23, Derivative Financial Instruments for additional information.

18.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%	35.0%
State income taxes	1.4	0.5	0.5	0.4
Investment income not subject to tax	(6.8)	(2.8)	(2.7)	(4.4)
Uncertain tax positions	—	—	0.5	0.1
Other	(0.3)	0.7	0.1	(0.1)
	29.3%	33.4%	33.4%	31.0%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Current income tax expense:
Federal	$50,722	$(48,469)	$176,238	$(18,076)
State	(4,000)	1,085	5,525	(222)
Total current	$46,722	$(47,384)	$181,763	$(18,298)
Deferred income tax expense:
Federal	$18,880	$90,774	$65,566	$149,288
State	8,889	935	(491)	(93)
Total deferred	$27,769	$91,709	$65,075	$149,195

The components of the Company's net deferred income tax liability are as follows:

	Successor Company	Predecessor Company
	As of December 31, 2015	As of December 31, 2014
	(Dollars In Thousands)	(Dollars In Thousands)
Deferred income tax assets:
Premium receivables and policy liabilities	$—	$154,720
Loss and credit carryforwards	115,667	35,642
Deferred compensation	108,416	104,117
Invested assets (other than unrealized gains)	—	2,960
Deferred policy acquisition costs	267,542	—
Premium on non-recourse funding obligations	13,872	—
Net unrealized loss on investments	671,176	—
Other	6,605	—
Valuation allowance	(3,466)	(791)
	1,179,812	296,648
Deferred income tax liabilities:
Premium receivables and policy liabilities	202,753	—
VOBA and other intangibles	632,176	—
DAC and VOBA	—	1,073,499
Invested assets (other than unrealized gains (losses))	1,560,063	—
Net unrealized gains (losses) on investments	—	798,529
Other	—	36,484
	2,394,992	1,908,512
Net deferred income tax liability	$(1,215,180)	$(1,611,864)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The Company's income tax returns, except for MONY which files separately, are included in PLC's consolidated U.S. income tax return.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities. These liabilities were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY's tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2015 reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

In management's judgment, the gross deferred income tax asset as of December 31, 2015 (Successor Company), will more likely than not be fully realized. The Company has recognized a valuation allowance of $5.3 million and $1.2 million as of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting unfavorable change of $4.1 million, before federal income taxes, increased state income tax expense in 2015 by the same amount.

In addition, included in the deferred income tax assets above is approximately $4.5 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2015 and 2035.

As of December 31, 2015 (Successor Company) and December 31, 2014 (Predecessor Company), some of the Company's fixed maturities were reported at an unrealized loss. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year's other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	As of December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Balance, beginning of period	$105,850	$168,076	$85,846	$74,335
Additions for tax positions of the current year	2,213	(5,010)	57,392	7,464
Additions for tax positions of prior years	1,812	1,149	34,371	6,787
Reductions of tax positions of prior years:
Changes in judgment	(644)	(58,365)	(9,533)	(2,740)
Settlements during the period	(100,294)	—	—	—
Lapses of applicable statute of limitations	—	—	—	—
Balance, end of period	$8,937	$105,850	$168,076	$85,846

Included in the end of period balance above, for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and as of December 31, 2014 and 2013 (Predecessor Company), are approximately $1.4 million, $94.9 million, $157.3 million, and $78.5 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $7.5 million, $11.0 million, $10.7 million, and $7.4 million for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and as of December 31, 2014 and 2013 (Predecessor Company), respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2015, 2014 or 2013, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest associated with unrecognized tax benefits as of any balance sheet date ending in 2015, 2014, or 2013.

The Company believes that in the next 12 months none of these unrecognized tax benefits will be significantly increased or reduced.

In June 2012, the IRS proposed favorable and unfavorable adjustments to the Company's 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS' Appeals Division. In October 2015, Appeals accepted the Company's earlier proposed settlement offer. In September 2015, the IRS proposed favorable and unfavorable adjustments to the Company's 2008 through 2011 reported taxable income. The Company agreed to these adjustments. The resulting net adjustment to the Company's current income taxes for the years 2003 through 2011 will not materially affect the Company or its effective tax rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The Company is currently under audit by the IRS for the years 2012 and 2013. As of December 31, 2015, no materially adverse adjustments to reported taxable income have been proposed.

In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2012. Nevertheless, certain of these pre-2012 years have pending U.S. tax refunds. Due to their size, these refunds are being reviewed by Congress' Joint Committee on Taxation. Furthermore, due to the afore-mentioned IRS adjustments to the Company's pre-2012 taxable income, the Company is amending certain of its 2003 through 2011 state income tax returns. Such amendments will cause such years to remain open, pending the states' acceptances of the returns. At this time, the Company believes that the Joint Committee's review of its U.S. tax refunds and the states' acceptance of its amending returns will be completed this year. The underlying statutes of limitations are expected to close in due course on or before June 30, 2017.

19.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$98,232	$21,567	$117,776	$110,301
Income taxes	(75,869)	(1)	159,724	(54,370)

20.  RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $4.6 million, $0.4 million, $4.9 million, and $4.9 million for the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company), respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $214.8 million, $19.0 million, $206.3 million, and $170.9 million for the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company), respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2015 and 2014 of $22.5 million and $19.5 million, respectively. There was no intercompany receivable with affiliates balance as of December 31, 2015 or December 31, 2014.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $45.3 million, $2.6 million, $33.4 million, and $40.0 million for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company), respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $10.0 million, $0.8 million, $16.5 million, and $16.4 million for the period of February 1, 2015 to December 31, 2015 (Successor Company) and the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company), respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life.

PLC has guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2015, PLC was the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of an office building and parking deck which was completed on February 1, 2000. The synthetic lease was amended and restated as of December 19, 2013, wherein as of December 31, 2015, PLC continued to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GMWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek's regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. Under this support agreement, the Company issued a $55 million Letter of Credit during 2014. As of December 31, 2015 (Successor Company), the $55 million Letter of Credit executed by the Company was no longer issued and outstanding. Also in accordance with this agreement, $120 million of additional capital was provided to Shades Creek by PLC through cash capital contributions during the period of February 1, 2015 to December 31, 2015 (Successor Company). As of December 31, 2015 (Successor Company), Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

As of December 31, 2012, Shades Creek was a direct wholly owned insurance subsidiary of the Company. On April 1, 2013, the Company paid to its parent, PLC, a dividend that consisted of all outstanding stock of Shades Creek. The Company will continue to reinsure GMWB and GMDB riders to Shades Creek, which include a funds withheld account that is considered a derivative. For more information related to the derivative, refer to Note 22, Fair Value of Financial Instruments and Note 23, Derivative Financial Instruments. For cash flow purposes, portions of the dividend were treated as non-cash transactions.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

The following balances from Shades Creek's balance sheet as of March 31, 2013 with the exception of cash, were excluded from the Company's cash flow statement for the year ended December 31, 2013 (Predecessor Company):

As of March 31, 2013
(Dollars In Thousands)
Assets
Other long-term investments	$34,093
Short-term investments	745
Total investments	34,838
Cash	44,963
Accounts and premiums receivable	16,036
Deferred policy acquisition cost	123,847
Other assets	48,953
Total assets	$268,637
Liabilities
Future policy benefits and claims	$1,626
Other liabilities	178,321
Deferred income taxes	2,459
Total liabilities	182,406
Total equity	86,231
Total liabilities and equity	$268,637

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company's insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income for the Company was $440.0 million, $554.2 million, and $165.5 million for the year ended December 31, 2015, 2014 and 2013, respectively. Statutory capital and surplus for the Company was $3.8 billion and $3.5 billion as of December 31, 2015 and 2014, respectively.

The Company's insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

2016 is approximately $165.6 million. Additionally, as of December 31, 2015, approximately $960.2 million of consolidated shareowner's equity, excluding net unrealized gains on investments, represented restricted net assets of the Company's insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries' respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners ("NAIC") have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2015, the Company's total adjusted capital and company action level RBC were approximately $4.1 billion and $720.6 million, respectively, providing an RBC ratio of approximately 562%.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2015, the Company's insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $43.8 million.

The states of domicile of the Company's insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles ("SAP"). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance ("BOLI") separate account amounts at book value rather than at fair value.

The favorable (unfavorable) effects of the Company's statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2015	2014
	(Dollars In Millions)
Non-admission of goodwill	$(295)	$(310)
Total (net)	$(295)	$(310)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered "Special Purpose Financial Captives", and a reserve difference related to a captive insurance company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

The favorable (unfavorable) effects on the statutory surplus of the Company's insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2015	2014
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,715	$1,735
Accounting for Red Mountain Note as admitted asset	$500	$435
Reserving based on state specific actuarial practices	$117	$112
Reserving difference related to a captive insurance company	$(118)	$(87)

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,765,270	$3	$1,765,273
Commercial mortgage-backed securities	—	1,285,864	—	1,285,864
Other asset-backed securities	—	210,020	587,031	797,051
U.S. government-related securities	1,054,353	477,824	—	1,532,177
State, municipalities, and political subdivisions	—	1,603,600	—	1,603,600
Other government-related securities	—	17,740	—	17,740
Corporate securities	83	24,876,455	902,119	25,778,657
Preferred stock	43,073	19,614	—	62,687
Total fixed maturity securities — available-for-sale	1,097,509	30,256,387	1,489,153	32,843,049
Fixed maturity securities — trading Residential mortgage-backed securities	—	286,658	—	286,658
Commercial mortgage-backed securities	—	146,743	—	146,743
Other asset-backed securities	—	122,511	152,912	275,423
U.S. government-related securities	233,592	4,755	—	238,347
State, municipalities, and political subdivisions	—	313,354	—	313,354
Other government-related securities	—	58,827	—	58,827
Corporate securities	—	1,322,276	18,225	1,340,501
Preferred stock	2,794	1,402	—	4,196
Total fixed maturity securities — trading	236,386	2,256,526	171,137	2,664,049
Total fixed maturity securities	1,333,895	32,512,913	1,660,290	35,507,098
Equity securities	620,358	13,063	66,504	699,925
Other long-term investments(1)	113,699	141,487	68,384	323,570
Short-term investments	261,659	2,178	—	263,837
Total investments	2,329,611	32,669,641	1,795,178	36,794,430
Cash	212,358	—	—	212,358
Assets related to separate accounts
Variable annuity	12,829,188	—	—	12,829,188
Variable universal life	827,610	—	—	827,610
Total assets measured at fair value on a recurring basis	$16,198,767	$32,669,641	$1,795,178	$50,663,586
Liabilities:
Annuity account balances(2)	$—	$—	$92,512	$92,512
Other liabilities(1)	40,067	106,310	375,848	522,225
Total liabilities measured at fair value on a recurring basis	$40,067	$106,310	$468,360	$614,737

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2014 (Predecessor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities — available-for-sale Residential mortgage-backed securities	$—	$1,418,255	$3	$1,418,258
Commercial mortgage-backed securities	—	1,177,252	—	1,177,252
Other asset-backed securities	—	275,415	563,961	839,376
U.S. government-related securities	1,165,188	263,707	—	1,428,895
State, municipalities, and political subdivisions	—	1,684,014	3,675	1,687,689
Other government-related securities	—	20,172	—	20,172
Corporate securities	132	26,039,963	1,325,683	27,365,778
Total fixed maturity securities — available-for-sale	1,165,320	30,878,778	1,893,322	33,937,420
Fixed maturity securities — trading Residential mortgage-backed securities	—	288,114	—	288,114
Commercial mortgage-backed securities	—	151,111	—	151,111
Other asset-backed securities	—	105,118	169,461	274,579
U.S. government-related securities	245,563	4,898	—	250,461
State, municipalities, and political subdivisions	—	325,446	—	325,446
Other government-related securities	—	57,032	—	57,032
Corporate securities	—	1,447,333	24,744	1,472,077
Total fixed maturity securities — trading	245,563	2,379,052	194,205	2,818,820
Total fixed maturity securities	1,410,883	33,257,830	2,087,527	36,756,240
Equity securities	590,832	99,267	66,691	756,790
Other long-term investments(1)	119,997	106,079	44,625	270,701
Short-term investments	243,436	3,281	—	246,717
Total investments	2,365,148	33,466,457	2,198,843	38,030,448
Cash	268,286	—	—	268,286
Assets related to separate accounts
Variable annuity	13,157,429	—	—	13,157,429
Variable universal life	834,940	—	—	834,940
Total assets measured at fair value on a recurring basis	$16,625,803	$33,466,457	$2,198,843	$52,291,103
Liabilities:
Annuity account balances(2)	$—	$—	$97,825	$97,825
Other liabilities(1)	62,146	61,046	506,343	629,535
Total liabilities measured at fair value on a recurring basis	$62,146	$61,046	$604,168	$727,360

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 90% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2015 (Successor Company), the Company held $3.8 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2015, the Company held $739.9 million of Level 3 ABS, which included $587.0 million of other asset-backed securities classified as available-for-sale and $152.9 million of other asset-backed securities classified as trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Corporate Securities, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2015 (Successor Company), the Company classified approximately $28.7 billion of corporate securities, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2015 (Successor Company), the Company classified approximately $920.3 million of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2015 (Successor Company), the Company held approximately $79.6 million of equity securities classified as Level 2 and Level 3. Of this total, $65.7 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 23, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2015 (Successor Company), 82% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. The remaining derivatives were priced by pricing valuation models, which predominantly utilize observable market data inputs. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include interest rate and inflation swaps, options, and swaptions. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in "other long-term investments" and "other liabilities" on the Company's consolidated balance sheet. The changes in fair value are recorded in earnings as "Realized investment gains (losses) — Derivative financial instruments". Refer to Note 23, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GMWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table with company experience, with attained age factors varying from 44.5% — 100%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). As a result of using significant unobservable inputs, the GMWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB Mortality Table modified with

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

company experience, with attained age factors varying from 49% — 80%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life ("IUL") embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2015 VBT Primary Tables modified with company experience, with attained age factors varying from 38% — 153%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in earnings. As of December 31, 2015 (Successor Company), the fair value of the embedded derivative is based upon the relationship between the statutory policy liabilities (net of policy loans) of $2.5 billion and the statutory unrealized gain (loss) of the securities of $184.1 million. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company's subsidiaries have entered into interest support, a yearly renewable term ("YRT") premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2015 (Successor Company), was $18.2 million and is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to Note 23, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II's obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $15.8 million as of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

December 31, 2015 (Successor Company), however, interest support agreement obligations to Golden Gate II of approximately $1.9 million have been collateralized by PLC. Re-evaluation, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreement. As of December 31, 2015 (Successor Company), no payments have been triggered under this agreement.

The YRT Premium support agreement provides that PLC will make payments to Golden Gate II in the event that YRT premium rates increase. The derivative is valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of this derivative as of December 31, 2015 (Successor Company), was $2.3 million. As of December 31, 2015 (Successor Company), no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate V and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2015 (Successor Company), was zero. As of December 31, 2015 (Successor Company), no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2015 (Successor Company), was a liability of $102.4 million.

Annuity Account Balances

The Company records certain of its FIA reserves at fair value. The fair value is considered a Level 3 valuation. The FIA valuation model calculates the present value of future benefit cash flows less the projected future profits to quantify the net liability that is held as a reserve. This calculation is done using multiple risk neutral stochastic equity scenarios. The cash flows are discounted using LIBOR plus a credit spread. Best estimate assumptions are used for partial withdrawals, lapses, expenses and asset earned rate with a risk margin applied to each. These assumptions are reviewed at least annually as a part of the formal unlocking process. If an event were to occur within a quarter that would make the assumptions unreasonable, the assumptions would be reviewed within the quarter.

The discount rate for the fixed indexed annuities is based on an upward sloping rate curve which is updated each quarter. The discount rates for December 31, 2015 (Successor Company), ranged from a one month rate of 0.61%, a 5 year rate of 2.43%, and a 30 year rate of 3.66%. A credit spread component is also included in the calculation to accommodate non-performance risk.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$ 587,031	Discounted cash flow	Liquidity premium Paydown rate	0.27% - 1.49% (0.42%) 10.20% - 14.72% (13.11%)
Corporate securities	875,810	Discounted cash flow	Spread over treasury	0.10% - 19.00% (2.61%)
Liabilities:
Embedded derivatives — GMWB(1)	$ 18,511	Actuarial cash flow model	Mortality Lapse	1994 MGDB table with company experience 0.3% - 15%, depending on product/duration/funded status of guarantee
			Utilization	99%. 10% of policies have a one-time over-utilization of 400%
			Nonperformance risk	0.18% - 1.04%
Annuity account balances(2)	92,512	Actuarial cash flow model	Asset earned rate	4.53% - 5.67%
			Expenses	$81 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	1994 MGDB table with company experience 2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.18% - 1.04%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Successor Company
	Fair Value As of December 31, 2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — FIA	$ 100,329	Actuarial cash flow model	Expenses	$81.50 per policy
			Withdrawal rate	1.1% - 4.5% depending on duration and tax qualification
			Mortality Lapse	1994 MGDB table with company experience 2.5% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.18% - 1.04%
Embedded derivative — IUL	29,629	Actuarial cash flow model	Mortality Lapse	38% - 153% of 2015 VBT Primary Tables 0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.18% - 1.04%

(1)  The fair value for the GMWB embedded derivative is presented as a net liability. Excludes modified coinsurance agreements.

(2)  Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2015 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $197.5 million of financial instruments being classified as Level 3 as of December 31, 2015 (Successor Company). Of the $197.5 million, $152.9 million are other asset-backed securities and $44.6 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2015 (Successor Company), the Company held $66.5 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Predecessor Company
	Fair Value As of December 31, 2014	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$ 563,752	Discounted cash flow	Liquidity premium Paydown rate	0.39% - 1.49% (0.69%) 9.70% - 15.80% (12.08%)
Corporate securities	1,282,864	Discounted cash flow	Spread over treasury	0.33% - 7.50% (2.19%)
Liabilities:
Embedded derivatives — GMWB(1)	$ 25,927	Actuarial cash flow model	Mortality Lapse	44.5% to 100% of 1994 MGDB table 0.25% - 17%, depending on product/duration/funded status of guarantee
			Utilization	97% - 101%
			Nonperformance risk	0.12% - 0.96%
Annuity account balances(2)	97,825	Actuarial cash flow model	Asset earned rate	3.86% - 5.92%
			Expenses	$88 - $102 per policy
			Withdrawal rate	2.20%
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.12% - 0.96%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Predecessor Company
	Fair Value As of December 31, 2014	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Embedded derivative — FIA	$ 124,465	Actuarial cash flow model	Expenses	$83 - $97 per policy
			Withdrawal rate	1.1% - 4.5% depending on duration and tax qualification
			Mortality Lapse	49% to 80% of 1994 MGDB table 2.2% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.12% - 0.96%
Embedded derivative — IUL	6,691	Actuarial cash flow model	Mortality Lapse	37% - 74% of 2008 VBT Primary Tables 0.5% - 10%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.12% - 0.96%

(1)  The fair value for the GMWB embedded derivative is presented as a net asset. Excludes modified coinsurance arrangements.

(2)  Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2014 (Predecessor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $237.2 million of financial instruments being classified as Level 3 as of December 31, 2014 (Predecessor Company). Of the $237.2 million, $169.7 million are other asset backed securities and $67.5 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2014 (Predecessor Company), the Company held $70.4 million of financial instruments where book value approximates fair value. Of the $70.4 million, $66.7 million represents equity securities, which are predominantly FHLB stock and $3.7 million of other fixed maturity securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities.

The fair value of corporate securities classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GMWB embedded derivative is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GMWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA account balance liability is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of February 1, 2015 to December 31, 2015 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	603,646	—	11,040	(92)	(17,076)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	1,307,259	4,367	24,490	(963)	(52,898)
Total fixed maturity securities — available-for-sale	1,914,583	4,367	35,530	(1,055)	(69,974)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	169,473	6,260	—	(7,967)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	25,130	501	—	(1,407)	—
Total fixed maturity securities — trading	194,603	6,761	—	(9,374)	—
Total fixed maturity securities	2,109,186	11,128	35,530	(10,429)	(69,974)
Equity securities	66,691	—	44	—	—
Other long-term investments(1)	64,200	52,792	—	(48,608)	—
Short-term investments	—	—	—	—	—
Total investments	2,240,077	63,920	35,574	(59,037)	(69,974)
Total assets measured at fair value on a recurring basis	$2,240,077	$63,920	$35,574	$(59,037)	$(69,974)
Liabilities:
Annuity account balances(2)	$98,279	$—	$—	$(6,156)	$—
Other liabilities(1)	530,118	278,171	—	(123,901)	—
Total liabilities measured at fair value on a recurring basis	$628,397	$278,171	$—	$(130,057)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), there were no transfers of securities into Level 3.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $166.6 million of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(9,677)	—	—	—	(810)	587,031	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	(3,675)	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	199,924	(407,052)	—	—	(164,588)	(8,420)	902,119	—
Total fixed maturity securities — available-for-sale	199,924	(420,404)	—	—	(164,588)	(9,230)	1,489,153	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	2,000	(15,154)	—	—	(1,982)	282	152,912	(5,804)
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	—	(5,805)	—	—	—	(194)	18,225	(1,430)
Total fixed maturity securities — trading	2,000	(20,959)	—	—	(1,982)	88	171,137	(7,234)
Total fixed maturity securities	201,924	(441,363)	—	—	(166,570)	(9,142)	1,660,290	(7,234)
Equity securities	—	(231)	—	—	—	—	66,504	—
Other long-term investments(1)	—	—	—	—	—	—	68,384	4,184
Short-term investments	—	—	—	—	—	—	—	—
Total investments	201,924	(441,594)	—	—	(166,570)	(9,142)	1,795,178	(3,050)
Total assets measured at fair value on a recurring basis	$201,924	$(441,594)	$—	$—	$(166,570)	$(9,142)	$1,795,178	$(3,050)
Liabilities:
Annuity account balances(2)	$—	$—	$368	$12,291	$—	$—	$92,512	$—
Other liabilities(1)	—	—	—	—	—	—	375,848	154,270
Total liabilities measured at fair value on a recurring basis	$—	$—	$368	$12,291	$—	$—	$468,360	$154,270

observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2015 (Successor Company).

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $90.4 million of securities were transferred from Level 2 to Level 1.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $21.0 million of securities were transferred from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	563,961	—	—	—	(3,867)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	1,325,683	—	12,282	—	(23,029)
Total fixed maturity securities — available-for-sale	1,893,322	—	12,282	—	(26,896)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	169,461	586	—	(139)	—
U.S. government-related securities	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	24,744	602	—	(196)	—
Total fixed maturity securities — trading	194,205	1,188	—	(335)	—
Total fixed maturity securities	2,087,527	1,188	12,282	(335)	(26,896)
Equity securities	66,691	—	—	—	—
Other long-term investments(1)	44,625	16,617	—	(15,166)	—
Short-term investments	—	—	—	—	—
Total investments	2,198,843	17,805	12,282	(15,501)	(26,896)
Total assets measured at fair value on a recurring basis	$2,198,843	$17,805	$12,282	$(15,501)	$(26,896)
Liabilities:
Annuity account balances(2)	$97,825	$—	$—	$(536)	$—
Other liabilities(1)	506,343	61	—	(125,995)	—
Total liabilities measured at fair value on a recurring basis	$604,168	$61	$—	$(126,531)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.
For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), $43.2 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of January 31, 2015 (Predecessor Company). All transfers are recognized as of the end of the period.

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(32)	—	—	43,205	379	603,646	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	3,675	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	—	(7,062)	—	—	—	(615)	1,307,259	—
Total fixed maturity securities — available-for-sale	—	(7,094)	—	—	43,205	(236)	1,914,583	—
Fixed maturity securities — trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(472)	—	—	—	37	169,473	447
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	—	(20)	—	—	—	—	25,130	406
Total fixed maturity securities — trading	—	(492)	—	—	—	37	194,603	853
Total fixed maturity securities	—	(7,586)	—	—	43,205	(199)	2,109,186	853
Equity securities	—	—	—	—	—	—	66,691	—
Other long-term investments(1)	—	—	—	—	—	—	46,076	1,451
Short-term investments	—	—	—	—	—	—	—	—
Total investments	—	(7,586)	—	—	43,205	(199)	2,221,953	2,304
Total assets measured at fair value on a recurring basis	$—	$(7,586)	$—	$—	$43,205	$(199)	$2,221,953	$2,304
Liabilities:
Annuity account balances(2)	$—	$—	$7	$419	$—	$—	$97,949	$—
Other liabilities(1)	—	—	—	—	—	—	632,277	(125,934)
Total liabilities measured at fair value on a recurring basis	$—	$—	$7	$419	$—	$—	$730,226	$(125,934)

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), there were no transfers from Level 3 to Level 2.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), there were no transfers from Level 2 to Level 1 and there were no transfers out of Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2014 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$28	$—	$—	$—	$(1)
Commercial mortgage-backed securities			—	—	—
Other asset-backed securities	545,808	—	36,395	(248)	(8,033)
U.S. government-related securities	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	1,549,940	1,183	67,955	(2)	(33,553)
Total fixed maturity securities — available-for-sale	2,099,451	1,183	104,350	(250)	(41,587)
Fixed maturity securities — trading
Residential mortgage-backed securities	—	11	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—
Other asset-backed securities	194,977	9,507	—	(5,508)	—
U.S. government-related securities		—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	29,199	1,294	—	(1,098)	—
Total fixed maturity securities — trading	224,176	10,812	—	(6,606)	—
Total fixed maturity securities	2,323,627	11,995	104,350	(6,856)	(41,587)
Equity securities	67,979	—	1,192	—	(261)
Other long-term investments(1)	98,886	4,979	—	(59,240)	—
Short-term investments	—	—	—	—	—
Total investments	2,490,492	16,974	105,542	(66,096)	(41,848)
Total assets measured at fair value on a recurring basis	$2,490,492	$16,974	$105,542	$(66,096)	$(41,848)
Liabilities:
Annuity account balances(2)	$107,000	$—	$—	$(4,307)	$—
Other liabilities(1)	233,738	22,547	—	(295,152)	—
Total liabilities measured at fair value on a recurring basis	$340,738	$22,547	$—	$(299,459)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2014 (Predecessor Company), $31.0 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of December 31, 2014 (Predecessor Company).

								Total Gains (losses) included in Earnings related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$—	$(24)	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(10,064)	—	—	—	103	563,961	—
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	3,675	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	139,029	(226,073)	—	—	(162,236)	(10,560)	1,325,683	—
Total fixed maturity securities — available-for-sale	139,029	(236,161)	—	—	(162,236)	(10,457)	1,893,322	—
Fixed maturity securities — trading
Residential mortgage-backed securities	842	—	—	—	(853)	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—
Other asset-backed securities	—	(30,462)	—	—	—	947	169,461	1,083
U.S. government-related securities	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—
Corporate securities	5,839	(10,770)	—	—	4	276	24,744	(121)
Total fixed maturity securities — trading	6,681	(41,232)	—	—	(849)	1,223	194,205	962
Total fixed maturity securities	145,710	(277,393)	—	—	(163,085)	(9,234)	2,087,527	962
Equity securities	9,551	(1,119)	—	—	(10,651)	—	66,691	—
Other long-term investments(1)	—	—	—	—	—	—	44,625	(54,261)
Short-term investments	—	—	—	—	—	—	—	—
Total investments	155,261	(278,512)	—	—	(173,736)	(9,234)	2,198,843	(53,299)
Total assets measured at fair value on a recurring basis	$155,261	$(278,512)	$—	$—	$(173,736)	$(9,234)	$2,198,843	$(53,299)
Liabilities:
Annuity account balances(2)	$—	$—	$685	$14,167	$—	$—	$97,825	$—
Other liabilities(1)	—	—	—	—	—	—	506,343	(272,605)
Total liabilities measured at fair value on a recurring basis	$—	$—	$685	$14,167	$—	$—	$604,168	$(272,605)

For the year ended December 31, 2014 (Predecessor Company), $204.7 million of securities were transferred out of Level 3. This amount was transferred into Level 2. These transfers resulted from securities that were previously valued using an internal model that utilized significant unobservable inputs but were valued internally or by independent pricing services or brokers, utilizing no significant unobservable inputs. All transfers are recognized as of the end of the reporting period.

For the year ended December 31, 2014 (Predecessor Company), there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2014 (Predecessor Company), there were no transfers from Level 1.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowners' equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments as of the periods shown below are as follows:

		Successor Company		Predecessor Company
		As of December 31, 2015		As of December 31, 2014
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Thousands)			(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$5,662,812	$5,529,803	$5,133,780	$5,524,059
Policy loans	3	1,699,508	1,699,508	1,758,237	1,758,237
Fixed maturities, held-to-maturity(1)	3	593,314	515,000	435,000	458,422
Liabilities:
Stable value product account balances	3	$2,131,822	$2,124,712	$1,959,488	$1,973,624
Annuity account balances	3	10,719,862	10,274,571	10,950,729	10,491,775
Debt:
Non-recourse funding obligations(2)	3	$1,951,563	$1,621,773	$1,527,752	$1,753,183

Except as noted below, fair values were estimated using quoted market prices.

(1)  Security purchased from unconsolidated subsidiary, Red Mountain LLC.

(2)  Of this carrying amount $500.0 million, fair value of $495.5 million, as of December 31, 2015 (Successor Company) and $435.0 million, fair value of $461.4 million, as of December 31, 2014 (Predecessor Company), relates to non-recourse funding obligations issued by Golden Gate V.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

Stable Value Product and Annuity Account Balances

The Company estimates the fair value of stable value product account balances and annuity account balances using models based on discounted expected cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

23.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions. The Company's inflation risk management strategy involves the use of swaps that requires the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index ("CPI").

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit Derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

•  Volatility Options

•  Funds Withheld Agreement

•  Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, a YRT premium support agreement, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in "other long-term investments" and "other liabilities" in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in "Realized investment gains (losses) — Derivative financial instruments".

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  In connection with the issuance of inflation-adjusted funding agreements, the Company has entered into swaps to essentially convert the floating CPI-linked interest rate on these agreements to a fixed rate. The Company pays a fixed rate on the swap and receives a floating rate primarily determined by the period's change in the CPI. The amounts that are received on the swaps are almost equal to the amounts that are paid on the agreements. None of these positions were held as of December 31, 2015 (Successor Company), as these funding agreements and correlating swaps matured in June 2015.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•  The Company uses equity, interest rate, currency, and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  The Company uses equity options, variance swaps, and volatility options to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products. In general, the cost of such benefits varies with the level of equity markets and overall volatility.

•  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GMWB, within its VA products.

•  The Company markets certain VA products with a GMWB rider. The GMWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GMWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•  The Company uses equity, futures, and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•  The Company uses equity options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•  The Company uses equity, futures, and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

•  The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•  The Company uses certain interest rate swaps to mitigate the price volatility of fixed maturities. None of these positions were held as of December 31, 2015 (Successor Company).

•  The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreement, and two portfolio maintenance agreements with PLC.

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•  The Company is involved in various modified coinsurance which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) — derivative financial instruments

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures — VA	$(14,818)	$1,413	$27,801	$(31,216)
Equity futures — VA	(5,033)	9,221	(26,104)	(52,640)
Currency futures — VA	7,169	7,778	14,433	(469)
Variance swaps — VA	—	—	(744)	(11,310)
Equity options — VA	(27,733)	3,047	(41,216)	(95,022)
Volatility options — VA	—	—	—	(115)
Interest rate swaptions — VA	(13,354)	9,268	(22,280)	1,575
Interest rate swaps — VA	(85,942)	122,710	214,164	(157,408)
Embedded derivative — GMWB	6,512	(68,503)	(119,844)	162,737
Funds withheld derivative	30,117	(9,073)	47,792	71,862
Total derivatives related to VA contracts	(103,082)	75,861	94,002	(112,006)
Derivatives related to FIA contracts:
Embedded derivative — FIA	(738)	1,769	(16,932)	(942)
Equity futures — FIA	(355)	(184)	870	173
Volatility futures — FIA	5	—	20	(5)
Equity options — FIA	1,211	(2,617)	9,906	1,866
Total derivatives related to FIA contracts	123	(1,032)	(6,136)	1,092
Derivatives related to IUL contracts:
Embedded derivative — IUL	(614)	(486)	(8)	—
Equity futures — IUL	144	3	15	—
Equity options — IUL	(540)	(115)	150	—
Total derivatives related to IUL contracts	(1,010)	(598)	157	—
Embedded derivative — Modco reinsurance treaties	166,092	(68,026)	(105,276)	205,176
Interest rate swaps	—	—	—	2,985
Derivatives with PLC(1)	(3,778)	15,863	4,085	(15,072)
Other derivatives	91	(37)	(324)	(14)
Total realized gains (losses) — derivatives	$58,436	$22,031	$(13,492)	$82,161

(1)  These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The following table sets forth realized investments gains and losses for the Modco trading portfolio that is included in realized investment gains (losses) — all other investments:

Realized investment gains (losses) — all other investments

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Modco trading portfolio(1)	$(167,359)	$73,062	$142,016	$(178,134)

(1)  The Company elected to include the use of alternate disclosures for trading activities.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on Derivatives	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	(Effective Portion)	(Effective Portion)	(Ineffective Portion)
		Benefits and settlement expenses	Realized investment gains (losses)
	(Dollars In Thousands)
Successor Company
February 1, 2015 to December 31, 2015
Inflation	$(131)	$(131)	$73
Total	$(131)	$(131)	$73
Predecessor Company
January 1, 2015 to January 31, 2015
Inflation	$13	$(36)	$(7)
Total	$13	$(36)	$(7)
Predecessor Company
For The Year Ended December 31, 2014
Inflation	$(4)	$(1,777)	$(223)
Total	$(4)	$(1,777)	$(223)
Predecessor Company
For The Year Ended December 31, 2013
Inflation	$1,130	$(2,349)	$(190)
Total	$1,130	$(2,349)	$(190)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	Successor Company		Predecessor Company
	As of December 31, 2015		As of December 31, 2014
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Other long-term investments
Derivatives not designated as hedging instruments:
Interest rate swaps	$1,435,000	$66,408	$1,550,000	$50,743
Derivatives with PLC(1)	1,619,200	18,161	1,497,010	6,077
Embedded derivative — Modco reinsurance treaties	64,593	1,215	25,760	1,051
Embedded derivative — GMWB	1,723,081	49,007	1,302,895	37,497
Interest rate futures	282,373	1,537	27,977	938
Equity futures	262,485	1,275	26,483	427
Currency futures	226,936	2,499	197,648	2,384
Equity options	2,198,340	179,458	1,921,167	163,212
Interest rate swaptions	225,000	3,663	625,000	8,012
Other	242	347	242	360
	$8,037,250	$323,570	$7,174,182	$270,701
Other liabilities
Cash flow hedges:
Inflation	$—	$—	$40,469	$142
Derivatives not designated as hedging instruments:
Interest rate swaps	475,000	16,579	275,000	3,599
Embedded derivative — Modco reinsurance treaties	2,473,427	178,362	2,562,848	311,727
Funds withheld derivative	1,149,664	102,378	1,233,424	57,305
Embedded derivative — GMWB	1,834,308	67,528	1,702,899	63,460
Embedded derivative — FIA	1,110,790	100,329	749,933	124,465
Embedded derivative — IUL	57,760	29,629	12,019	6,691
Interest rate futures	793,763	1,539	—	—
Equity futures	233,412	2,599	385,256	15,069
Currency futures	46,692	1,115	—	—
Equity options	1,205,204	22,167	699,295	47,077
	$9,380,020	$522,225	$7,661,143	$629,535

(1)  These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company's subsidiaries and PLC.

The Company reclassified the remaining balance of its cash flow hedge derivative financial instruments out of accumulated other comprehensive income (loss) into earnings during the period of February 1, 2015 to December 31, 2015 (Successor Company) as these derivative financial instruments matured in June of 2015.

24.  OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company's repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 12, Debt and Other Obligations for details of the Company's repurchase agreement programs.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2015 (Successor Company):

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$254,840	$—	$254,840	$42,382	$105,842	$106,616
Total derivatives, subject to a master netting arrangement or similar arrangement	254,840	—	254,840	42,382	105,842	106,616
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	1,215	—	1,215	—	—	1,215
Embedded derivative — GMWB	49,007	—	49,007	—	—	49,007
Derivatives with PLC	18,161	—	18,161	—	—	18,161
Other	347	—	347	—	—	347
Total derivatives, not subject to a master netting arrangement or similar arrangement	68,730	—	68,730	—	—	68,730
Total derivatives	323,570	—	323,570	42,382	105,842	175,346
Total Assets	$323,570	$—	$323,570	$42,382	$105,842	$175,346

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$43,999	$—	$43,999	$42,382	$1,617	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	43,999	—	43,999	42,382	1,617	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	178,362	—	178,362	—	—	178,362
Funds withheld derivative	102,378	—	102,378	—	—	102,378
Embedded derivative — GMWB	67,528	—	67,528	—	—	67,528
Embedded derivative — FIA	100,329	—	100,329	—	—	100,329
Embedded derivative — IUL	29,629	—	29,629	—	—	29,629
Total derivatives, not subject to a master netting arrangement or similar arrangement	478,226	—	478,226	—	—	478,226
Total derivatives	522,225	—	522,225	42,382	1,617	478,226
Repurchase agreements(1)	438,185	—	438,185	—	—	438,185
Total Liabilities	$960,410	$—	$960,410	$42,382	$1,617	$916,411

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2014 (Predecessor Company).

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$225,716	$—	$225,716	$53,612	$73,935	$98,169
Total derivatives, subject to a master netting arrangement or similar arrangement	225,716	—	225,716	53,612	73,935	98,169
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	1,051	—	1,051	—	—	1,051
Embedded derivative — GMWB	37,497	—	37,497	—	—	37,497
Derivatives with PLC	6,077	—	6,077	—	—	6,077
Other	360	—	360	—	—	360
Total derivatives, not subject to a master netting arrangement or similar arrangement	44,985	—	44,985	—	—	44,985
Total derivatives	270,701	—	270,701	53,612	73,935	143,154
Total Assets	$270,701	$—	$270,701	$53,612	$73,935	$143,154

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

24.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$65,887	$—	$65,887	$53,612	$12,258	$17
Total derivatives, subject to a master netting arrangement or similar arrangement	65,887	—	65,887	53,612	12,258	17
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	311,727	—	311,727	—	—	311,727
Funds withheld derivative	57,305	—	57,305	—	—	57,305
Embedded derivative — GMWB	63,460	—	63,460	—	—	63,460
Embedded derivative — FIA	124,465	—	124,465	—	—	124,465
Embedded derivative — IUL	6,691	—	6,691	—	—	6,691
Total derivatives, not subject to a master netting arrangement or similar arrangement	563,648	—	563,648	—	—	563,648
Total derivatives	629,535	—	629,535	53,612	12,258	563,665
Repurchase agreements(1)	50,000	—	50,000	—	—	50,000
Total Liabilities	$679,535	$—	$679,535	$53,612	$12,258	$613,665

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS

The Company has several operating segments each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments, as prescribed in the ASC Segment Reporting Topic, and makes adjustments to its segment reporting as needed. There were no changes to the Company's operating segments made or required to be made as a result of the Merger on February 1, 2015. A brief description of each segment follows.

•  The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance ("traditional") products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, and independent marketing organizations.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Annuities segment markets fixed and variable annuity products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. The segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company recently terminated its funding agreement-backed notes program registered with the SEC and, on October 2, 2015, established an unregistered funding agreement-backed notes program.

•  The Asset Protection segment markets extended service contracts and credit life and disability insurance to protect consumers' investments in automobiles and recreational vehicles. In addition, the segment markets a guaranteed asset protection ("GAP") product. GAP coverage covers the difference between the loan pay-off amount and an asset's actual cash value in the case of a total loss.

•  The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated overhead, and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various investment-related transactions, the operations of several small subsidiaries, and the repurchase of non-recourse funding obligations.

The Company uses the same accounting policies and procedures to measure segment operating income (loss) and assets as it uses to measure consolidated net income and assets. Segment operating income (loss) is income before income tax, excluding realized gains and losses on investments and derivatives net of the amortization related to DAC, VOBA, and benefits and settlement expenses. Operating earnings exclude changes in the GMWB embedded derivatives (excluding the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

portion attributed to economic cost), actual GMWB incurred claims and the related amortization of DAC/VOBA attributed to each of these items.

Segment operating income (loss) represents the basis on which the performance of the Company's business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC/VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable. The goodwill as of December 31, 2015 (Successor Company), was the result of the Dai-ichi Merger. The purchase price was allocated to the segments in proportion to the segment's respective fair value. The allocated purchase price in excess of the fair value of assets and liabilities of each segment resulted in the establishment of that segment's goodwill as of the date of the Merger.

There were no significant intersegment transactions during the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company).

The following tables summarize financial information for the Company's segments (Predecessor and Successor period are not comparable):

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
Revenues
Life Marketing	$1,316,832	$133,361	$1,421,795	$1,324,409
Acquisitions	1,333,430	139,761	1,720,179	1,186,579
Annuities	396,651	130,918	785,176	569,004
Stable Value Products	79,670	8,181	127,708	122,974
Asset Protection	294,657	24,566	305,396	296,782
Corporate and Other	65,802	22,859	103,953	104,922
Total revenues	$3,487,042	$459,646	$4,464,207	$3,604,670
Segment Operating Income (Loss)
Life Marketing	$54,864	$(2,271)	$116,875	$106,812
Acquisitions	194,654	20,134	254,021	154,003
Annuities	146,828	11,363	204,015	166,278
Stable Value Products	56,581	4,529	73,354	80,561
Asset Protection	17,632	1,907	26,274	20,148
Corporate and Other	(118,832)	(16,662)	(99,048)	(74,620)
Total segment operating income	351,727	19,000	575,491	453,182
Realized investment (losses) gains — investments(1)(3)	(185,202)	89,414	151,035	(140,236)
Realized investment (losses) gains — derivatives(2)	87,663	24,433	12,263	109,553
Income tax expense	(74,491)	(44,325)	(246,838)	(130,897)
Net income	$179,697	$88,522	$491,951	$291,602

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

	Successor Company	Predecessor Company
	February 1, 2015 to	January 1, 2015 to	For The Year Ended December 31,
	December 31, 2015	January 31, 2015	2014	2013
	(Dollars In Thousands)	(Dollars In Thousands)
(1) Investment gains (losses)	$(193,928)	$80,672	$198,027	$(143,984)
Less: amortization related to DAC/VOBA and benefits and settlement expenses	(8,726)	(8,742)	46,992	(3,748)
Realized investment gains (losses) — investments	$(185,202)	$89,414	$151,035	$(140,236)
(2) Derivative gains (losses)	$58,436	$22,031	$(13,492)	$82,161
Less: VA GMWB economic cost	(29,227)	(2,402)	(25,755)	(27,392)
Realized investment gains (losses) — derivatives	$87,663	$24,433	$12,263	$109,553
Net investment income
Life Marketing	$446,518	$47,622	$553,006	$521,219
Acquisitions	639,422	71,088	874,653	617,298
Annuities	296,839	37,189	465,849	468,329
Stable Value Products	78,459	6,888	107,170	123,798
Asset Protection	14,042	1,540	18,830	19,046
Corporate and Other	57,516	278	78,505	86,498
Total net investment income	$1,532,796	$164,605	$2,098,013	$1,836,188
Amortization of DAC and VOBA
Life Marketing	$107,811	$4,813	$175,807	$25,774
Acquisitions	2,035	5,033	60,031	72,762
Annuities	(41,071)	(6,999)	47,448	31,498
Stable Value Products	43	25	380	398
Asset Protection	26,219	1,858	24,169	23,603
Corporate and Other	27	87	485	625
Total amortization of DAC and VOBA	$95,064	$4,817	$308,320	$154,660

(3)  Includes credit related other-than-temporary impairments of $27.0 million, $0.5 million, $7.3 million, and $22.4 million for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014 and 2013 (Predecessor Company), respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

25.  OPERATING SEGMENTS — (Continued)

Successor Company
	Operating Segment Assets As of December 31, 2015
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,258,639	$19,879,988	$19,715,901	$2,006,263
Deferred policy acquisition costs and value of business acquired	1,119,515	(178,662)	578,742	2,357
Other intangibles	319,623	39,658	196,780	9,389
Goodwill	200,274	14,524	336,677	113,813
Total assets	$14,898,051	$19,755,508	$20,828,100	$2,131,822
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$766,294	$9,464,906	$—	$65,091,991
Deferred policy acquisition costs and value of business acquired	40,421	—	—	1,562,373
Other intangibles	79,681	—	—	645,131
Goodwill	67,155	—	—	732,443
Total assets	$953,551	$9,464,906	$—	$68,031,938
Predecessor Company
	Operating Segment Assets As of December 31, 2014
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,858,491	$19,858,284	$20,678,948	$1,958,867
Deferred policy acquisition costs and value of business acquired	1,973,156	600,482	539,965	621
Goodwill	—	29,419	—	—
Total assets	$15,831,647	$20,488,185	$21,218,913	$1,959,488
	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$832,887	$9,572,018	$—	$66,759,495
Deferred policy acquisition costs and value of business acquired	40,503	319	—	3,155,046
Goodwill	48,158	—	—	77,577
Total assets	$921,548	$9,572,337	$—	$69,992,118

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

26.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company) is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner's equity, and cash flows for a period of several quarters.

	First Quarter(1)	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Successor Company February 1, 2015 to December 31, 2015
Premiums and policy fees	$506,386	$828,058	$793,572	$864,806
Reinsurance ceded	(146,813)	(351,196)	(312,256)	(364,606)
Net of reinsurance ceded	359,573	476,862	481,316	500,200
Net investment income	272,211	408,147	413,544	438,894
Realized investment gains (losses)	(40,004)	(97,515)	37,140	(35,113)
Other income	49,181	75,459	74,671	72,476
Total revenues	640,961	862,953	1,006,671	976,457
Total benefits and expenses	616,425	898,520	850,550	867,359
Income before income tax	24,536	(35,567)	156,121	109,098
Income tax expense	8,116	(9,991)	42,542	33,824
Net income	$16,420	$(25,576)	$113,579	$75,274

(1)  First quarter includes February 1, 2015 to March 31, 2015

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Predecessor Company For The Year Ended December 31, 2014
Premiums and policy fees	$812,323	$848,183	$755,300	$867,263
Reinsurance ceded	(333,506)	(348,255)	(283,104)	(430,878)
Net of reinsurance ceded	478,817	499,928	472,196	436,385
Net investment income	514,037	525,576	532,861	525,539
Realized investment gains (losses)	30,981	42,386	39,299	71,869
Other income	65,514	71,296	72,404	85,119
Total revenues	1,089,349	1,139,186	1,116,760	1,118,912
Total benefits and expenses	937,738	966,571	932,640	888,469
Income before income tax	151,611	172,615	184,120	230,443
Income tax expense	49,062	56,572	62,287	78,917
Net income	$102,549	$116,043	$121,833	$151,526

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

26.  CONSOLIDATED QUARTERLY RESULTS — (Continued)

January 1, 2015 to January 31, 2015
(Dollars In Thousands)
Predecessor Company
Premiums and policy fees	$260,582
Reinsurance ceded	(91,632)
Net of reinsurance ceded	168,950
Net investment income	164,605
Realized investment gains (losses)	102,703
Other income	23,388
Total revenues	459,646
Total benefits and expenses	326,799
Income before income tax	132,847
Income tax expense	44,325
Net income	$88,522

27.  SUBSEQUENT EVENTS

On January 15, 2016, the Company completed the transaction contemplated by the Master Agreement with GLAIC. Pursuant to the Master Agreement, on January 15, 2016, the Company entered into a reinsurance agreement (the "Reinsurance Agreement") under the terms of which the Company coinsures certain term life insurance business of GLAIC (the "GLAIC Block"). In connection with the reinsurance transaction, on January 15, 2016, Golden Gate Captive Insurance Company ("Golden Gate"), a wholly owned subsidiary of the Company, and Steel City, LLC ("Steel City"), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of "XXX" reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and West Coast Life Insurance Company ("WCL"), a direct wholly owned subsidiary. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the "Risk-Takers") provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is "non-recourse" to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. The estimated average annual expense of the credit enhancement under generally accepted accounting principles is approximately $3.1 million, after-tax. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes. Also on January 15, 2016, Golden Gate paid an extraordinary dividend of $300 million to the Company as approved by the Vermont Department of Financial Regulation.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

27.  SUBSEQUENT EVENTS — (Continued)

The Company has evaluated the effects of events subsequent to December 31, 2015 (Successor Company), and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Successor Company February 1, 2015 to December 31, 2015
Life Marketing	$1,119,515	$13,869,102	$134	$371,618	$882,171	$446,518	$1,109,840	$107,811	$58,609	$148
Acquisitions	(178,662)	14,508,877	3,082	4,254,579	690,741	639,422	1,067,482	2,035	89,960	32,134
Annuities	578,742	1,196,131	—	7,090,171	62,583	296,839	224,934	(41,071)	123,585	—
Stable Value Products	2,357	—	—	2,131,822	—	78,459	19,348	43	2,620	—
Asset Protection	40,421	60,585	647,186	—	168,780	14,042	99,216	26,219	151,590	161,869
Corporate and Other	—	68,495	803	73,066	13,676	57,516	14,568	27	176,038	13,583
Total	$1,562,373	$29,703,190	$651,205	$13,921,256	$1,817,951	$1,532,796	$2,535,388	$95,064	$602,402	$207,734
Predecessor Company For The Year Ended December 31, 2014
Life Marketing	$1,973,156	$14,077,360	$772,880	$349,698	$854,186	$553,006	$1,075,386	$175,807	$47,688	$151
Acquisitions	600,482	14,740,562	3,473	4,770,181	772,020	874,653	1,247,836	60,031	122,349	35,857
Annuities	539,965	1,015,928	120,850	7,190,908	75,446	465,849	314,488	47,448	115,643	—
Stable Value Products	621	—	—	1,959,488	—	107,170	35,559	380	1,413	—
Asset Protection	40,503	46,963	616,908	—	169,212	18,830	93,193	24,169	161,760	160,948
Corporate and Other	319	63,664	890	70,267	16,462	78,505	20,001	485	181,782	16,388
Total	$3,155,046	$29,944,477	$1,515,001	$14,340,542	$1,887,326	$2,098,013	$2,786,463	$308,320	$630,635	$213,344
For The Year Ended December 31, 2013
Life Marketing	$2,071,470	$13,504,869	$812,929	$311,290	$796,109	$521,219	$1,143,132	$25,774	$46,263	$173
Acquisitions	799,255	15,112,574	4,680	4,734,487	519,477	617,298	851,386	72,762	78,244	24,781
Annuities	554,974	1,037,348	102,734	7,228,119	80,343	468,329	318,173	31,498	110,266	—
Stable Value Products	1,001	—	—	2,559,552	—	123,798	41,793	398	1,805	—
Asset Protection	49,276	49,362	578,755	1,556	165,807	19,046	97,174	23,603	155,857	157,629
Corporate and Other	646	67,805	1,296	64,181	18,149	86,498	22,330	625	161,088	18,141
Total	$3,476,622	$29,771,958	$1,500,394	$14,899,185	$1,579,885	$1,836,188	$2,473,988	$154,660	$553,523	$200,724

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES (Continued)

Segment	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Predecessor Company January 1, 2015 to January 31, 2015
Life Marketing	$84,926	$47,622	$123,179	$4,813	$7,124	$12
Acquisitions	62,343	71,088	101,926	5,033	9,041	2,134
Annuities	6,355	37,189	30,047	(6,999)	9,333	—
Stable Value Products	—	6,888	2,255	25	79	—
Asset Protection	13,983	1,540	7,447	1,858	13,354	13,330
Corporate and Other	1,343	278	1,721	87	16,476	1,345
Total	$168,950	$164,605	$266,575	$4,817	$55,407	$16,821

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Successor Company
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
February 1, 2015 to December 31, 2015
Life insurance in-force	$727,705,256	$(368,142,294)	$39,546,742	$399,109,704		9.9%
Premiums and policy fees:
Life insurance	2,360,643	(1,058,706)	308,280	1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951
	Predecessor Company
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
January 1, 2015 to January 31, 2015(2)
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950
For The Year Ended December 31, 2014:
Life insurance in-force	$721,036,332	$(388,890,060)	$43,237,358	$375,383,630		11.5%
Premiums and policy fees:
Life insurance	2,603,956	(1,279,908)	349,934	1,673,982	(1)	20.9%
Accident/health insurance	81,037	(42,741)	20,804	59,100		35.2
Property and liability insurance	218,663	(73,094)	8,675	154,244		5.6
Total	$2,903,656	$(1,395,743)	$379,413	$1,887,326
For The Year Ended December 31, 2013:
Life insurance in-force	$726,697,151	$(416,809,287)	$46,752,176	$356,640,040		13.1%
Premiums and policy fees:
Life insurance	2,371,872	(1,299,631)	306,921	1,379,162	(1)	22.3%
Accident/health insurance	45,262	(20,011)	24,291	49,542		49.0
Property and liability insurance	210,999	(67,795)	7,977	151,181		5.3
Total	$2,628,133	$(1,387,437)	$339,189	$1,579,885

(1)  Includes annuity policy fees of $77.2 million, $7.7 million $92.8 million, and $88.7 million for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company) and for the years ended December 31, 2014, and 2013 (Predecessor Company), respectively.

(2)  January 31, 2015 (Predecessor Company) balance sheet information is not presented in our consolidated financial statements, therefore January 31, 2015 Life Insurance In-Force has been omitted from this schedule.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Successor Company
		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of December 31, 2015
Allowance for losses on commercial mortgage loans	$—	$2,561	$—	$(2,561)	$—
	Predecessor Company
		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of January 31, 2015
Allowance for losses on commercial mortgage loans	$5,720	$(2,359)	$—	$(861)	$2,500
As of December 31, 2014
Allowance for losses on commercial mortgage loans	$3,130	$3,265	$—	$(675)	$5,720